PROSPECTUS SUPPLEMENT	February 26, 2004

(To Prospectus dated June 17, 2003)

1,890,000 Shares

American Capital Strategies, Ltd.

Common Stock

We are offering 1,890,000 shares of our common stock, par value $0.01 per share. We will receive all of the net proceeds from the sale of these shares.

Our common stock is quoted on the Nasdaq National Market under the symbol “ACAS.” The last reported sale price of our common stock on the Nasdaq National Market on February 25, 2004 was $33.06 per share.

Investing in our common stock involves risks. Before buying any of these shares of our common stock you should carefully consider the risk factors described in “ Risk Factors” beginning on page 9 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total

Public offering price	$33.04	$62,445,600

Underwriting discounts and commissions	$1.61	$3,042,900

Proceeds, before expenses, to us (1)	$31.43	$59,402,700

(1)	The underwriters have agreed to pay a portion of our offering expenses as described in “Underwriting.”

The underwriters may also purchase up to an additional 283,500 shares of our common stock at the public offering price, less the underwriting discounts and commissions payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus supplement.

The underwriters are offering the shares of our common stock as described in “Underwriting.” Delivery of the shares of common stock will be made on or about March 2, 2004.

UBS Investment Bank

Friedman Billings Ramsey

RBC Capital Markets

You should rely only on the information contained in or incorporated by reference into this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus supplement, the accompanying prospectus or any document incorporated herein by reference is accurate as of any date other than the respective dates that such information is presented. Our business, financial condition, results of operations and prospects may have changed since those dates.

The company

We are a publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt, preferred equity and common equity to middle market companies in need of capital for management buyouts including ESOP buyouts, growth, acquisitions, liquidity and restructurings. We believe our ability to fund the entire capital structure is an advantage in completing middle market transactions. We generally invest up to $70 million in each transaction and through our subsidiary, American Capital Financial Services, Inc. (“ACFS”), will arrange and secure capital for larger transactions. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with detachable warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically range from $5 million to $50 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or London Interbank Offered Rate (“LIBOR”), plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of December 31, 2003, the weighted average effective interest rate on our debt investments was 13%. From our initial public offering on August 29, 1997 (the “IPO”) through February 25, 2004, we invested $518 million in equity securities and over $2.2 billion in debt securities of middle market companies including $68 million in funds committed but undrawn under credit facilities.

We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of December 31, 2003, we had a weighted average ownership interest of 46% in our portfolio companies assuming the exercise of warrants and conversion of preferred stock that we own. We are prepared to be a long-term partner to our portfolio companies thereby positioning us to participate in their future financing needs. The opportunity to liquidate our investment and realize a gain may occur if a portfolio company recapitalizes its equity, either through a sale to new owners, or a public offering of its equity, or if we exercise our rights to require a portfolio company to purchase the warrants and stock held by us. We generally do not have the right to require that a portfolio company undergo an initial public offering by registering securities under the Securities Act of 1933, but we generally do have the right to sell our equity interests in a public offering by a portfolio company to the extent permitted by the underwriters.

Fees and expenses

The following table will assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly:

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	4.87%
Dividend reinvestment plan fees(2)	—
Annualized Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Management fees	—
Interest payments on borrowed funds(4)	1.57%
Other expenses(5)	4.00%

Total annual expenses (estimated)(6)	5.57%

(1)	From this amount, the underwriters have agreed to pay a portion of our offering expenses as described in “Underwriting.”
(2)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Total Operating Expenses.” We have no cash purchase plan. The participants in the reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus for more information on the plan.
(3)	Consolidated net assets attributable to common stock equal net assets (i.e., total assets less total liabilities) at December 31, 2003.
(4)	The interest payments on borrowed funds percentage is based on interest payments for the year ended December 31, 2003 divided by net assets attributable to our common stock. We had outstanding borrowings of $840 million at December 31, 2003. See “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources” in this prospectus supplement and “Risk Factors—We may incur additional debt that could increase your investment risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources” in the accompanying prospectus for more information on our borrowings.
(5)	Other expenses are based on amounts for the year ended December 31, 2003, and represent all our expenses (except fees and expenses reported in other items of this table) that are deducted from our assets and we reflected as expenses in our statement of operations.
(6)	Total annual expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the Securities and Exchange Commission (“SEC”) to be calculated as a percentage of net assets, rather than total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, total annual expenses for the company would be 3.21% of consolidated total assets.

Fees and expenses

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by an investor of an assumed 4.87% sales load and payment by us of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$102	$206	$310	$564

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Dividend Reinvestment Plan may receive shares purchased by the Dividend Reinvestment Plan Administrator at the market price in effect at the time, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus.

Recent developments

INVESTMENT ACTIVITY

The following table sets forth our publicly announced new investments in the fourth quarter of 2003 and the first quarter of 2004 through February 25, 2004:

Company	Date of Investment	Investment Amount (millions)	Transaction Type	Industry

BLI Holdings Corporation	10/03	$17	Recapitalization	Personal Products—Personal Care Items
MP TotalCare, Inc.	10/03	15	Mezzanine Financing	Healthcare Equipment & Supplies—Provider of Respiratory and Diabetic Supplies
Flexi-Mat Corporation	10/03	54	American Capital Sponsored Buyout	Leisure Equipment & Products—Producer, Importer and Marketer of Pet Beds
Jones Stephens Corporation	11/03	35	American Capital Sponsored Buyout	Building Products—Designer, Brander and Distributor of Specialty Plumbing Components
Chronic Care Solutions, Inc.	11/03	39	Mezzanine Financing	Health Care Equipment & Supplies—Mail Order Medical Supplies
CamelBak Products, LLC	11/03	38	Mezzanine Financing	Leisure Equipment & Products—Portable Hands-Free Hydration Systems
Bankruptcy Management Solutions, Inc.	12/03	24	Mezzanine Financing	Commercial Services & Supplies—Case Management Software, Financial & Other Services
3SI Security Systems, Inc.	12/03	58	American Capital Sponsored Buyout	Electronic Equipment & Instruments—Banking Security Systems

Recent developments

Company	Date of Investment	Investment Amount (millions)	Transaction Type	Industry

nSpired Natural Foods, Inc.	12/03	63	American Capital Sponsored Buyout	Food Products— Natural & Organic Foods
Specialty Brands of America, Inc.	12/03	68	American Capital Sponsored Buyout	Food Products—Specialty Foods
The Hygenic Corporation	1/04	23	Mezzanine Financing	Health Care Equipment & Supplies—Healthcare and Fitness Products
Nivel Parts & Manufacturing Co., LLC	2/04	22	Mezzanine Financing	Leisure Equipment & Products—Golf Cart Parts & Accessories
KAC Holdings, Inc. (d/b/a Kester)	2/04	71	American Capital Sponsored Buyout	Chemicals—Assembly Products

During the fourth quarter of 2003 and the first quarter of 2004 through February 25, 2004, we also announced the following repayments and exits:

In October 2003, we received full repayment of our subordinated debt investment in BLI Holdings Corporation, for which we received total proceeds of $13.4 million. We funded a new $17 million subordinated debt investment in BLI Holdings Corporation to finance its recapitalization.

In December 2003, we received full repayment of our subordinated debt investment, and sold all of our equity interests, in CPM Acquisition Corp., for which we received total proceeds of $30.4 million and recognized a realized gain of $6.1 million.

In January 2004, we received full repayment of our subordinated debt investment in Transcore Holdings, Inc., for which we received total proceeds of $27 million and recognized a realized gain of $1.7 million. We retained our equity investment in Transcore Holdings, Inc.

In January 2004, we received full repayment of our subordinated debt investment, and sold all of our equity interests, in MATCOM International Corp., for which we received total proceeds of $14.7 million and recognized a realized gain of $0.6 million.

In February 2004, we received full repayment of our subordinated debt investment in Plastech Engineered Products, Inc., for which we received total proceeds of $10.1 million and recognized a realized gain of $0.7 million. We retained our equity investment in Plastech Engineered Products, Inc.

We continue to anticipate additional realized gains this year as well as realized losses.

DIVIDENDS

On December 12, 2003, we declared an additional dividend of $0.06 per share. The dividend was paid on January 12, 2004 to stockholders of record as of December 31, 2003. Our 2003 dividends of $2.79 per share were a distribution of ordinary income.

On February 10, 2004, we declared a dividend of $0.70 per share for the first quarter of 2004. The dividend is payable on March 31, 2004 to stockholders of record as of February 24, 2004. We anticipate our first quarter 2004 dividend to be a distribution of ordinary income.

Recent developments

LEGAL PROCEEDINGS

The staff of the SEC has requested that we voluntarily provide certain documents and information as part of an informal, nonpublic inquiry. The SEC staff has not indicated the subject of the inquiry. We have complied fully with the requests and expect to do so should additional information be requested. In a letter to us, the SEC staff stated, “This inquiry is nonpublic and should not be construed as an indication by the Commission or its staff that any violations of law have occurred, or as an adverse reflection upon any person or security.”

In the opinion of our management, the ultimate resolution of this proceeding is not expected to have a material adverse effect on our business, financial condition, or results of operations.

CAPITAL RAISING ACTIVITIES

On December 19, 2003, we completed an asset securitization accounted for as a secured borrowing by issuing $318 million of notes secured by $398 million of senior and subordinated loans. The private placement offering to investors consisted of $258 million of Class A notes, $40 million of Class B notes, and $20 million of Class C notes. We retained $40 million of Class D notes and $40 million of Class E notes. The Class A notes were priced at LIBOR plus 48 basis points; the Class B notes were priced at LIBOR plus 95 basis points; and the Class C notes were priced at LIBOR plus 175 basis points.

Recent developments

SUMMARY FINANCIAL INFORMATION

The following is our summary financial information for the fiscal years and quarters ended December 31, 2003 and 2002. Certain previously reported amounts have been reclassified.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2003 (unaudited)	2002

	(in thousands)
Assets
Investments at fair value (cost of $2,042,914 and $1,334,987, respectively)
Non-Control/Non-Affiliate investments	$756,158	$557,490
Control investments	1,041,144	671,141
Affiliate investments	137,917	52,083
Interest rate swaps	(23,476)	(32,255)

Total investments at fair value	1,911,743	1,248,459
Cash and cash equivalents	8,020	13,080
Restricted cash	75,935	28,134
Interest receivable	17,636	11,552
Other	28,390	17,298

Total assets	$2,041,724	$1,318,523

Liabilities and Shareholders’ Equity
Notes payable	$724,211	$364,171
Revolving credit facility	116,000	255,793
Accrued dividends payable	3,957	869
Other	21,641	10,031

Total liabilities	865,809	630,864

Commitments and Contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 70,000 shares authorized, 66,930 and 44,450 issued, and 65,949 and 43,469 outstanding, respectively	659	435
Capital in excess of par value	1,360,181	812,150
Unearned compensation	(21,286)	—
Notes receivable from sale of common stock	(8,783)	(9,021)
Distributions in excess of net realized earnings	(23,685)	(29,459)
Net unrealized depreciation of investments	(131,171)	(86,446)

Total shareholders’ equity	1,175,915	687,659

Total liabilities and shareholders’ equity	$2,041,724	$1,318,523

Recent developments

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
	(unaudited)		(unaudited)

	(in thousands, except per share data)
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$26,402	$20,412	$88,833	$72,569
Control investments	21,835	15,696	75,788	59,017
Affiliate investments	3,408	732	11,651	1,635
Interest rate swap agreements	(4,479)	(4,187)	(17,214)	(11,153)

Total interest and dividend income	47,166	32,653	159,058	122,068

Fees
Non-Control/Non-Affiliate investments	3,444	5,214	15,408	9,422
Control investments	15,507	3,057	29,783	15,073
Affiliate investments	576	3	2,031	459

Total fee income	19,527	8,274	47,222	24,954

Total operating income	66,693	40,927	206,280	147,022

OPERATING EXPENSES:
Interest	6,358	5,142	18,514	14,321
Salaries and benefits	11,556	4,428	27,950	18,621
General and administrative	4,367	3,405	16,529	11,531
Stock-based compensation	1,644	—	2,584	—

Total operating expenses	23,925	12,975	65,577	44,473

NET OPERATING INCOME	42,768	27,952	140,703	102,549

Net realized gain (loss) on investments
Non-Control/Non-Affiliate investments	4,408	2,909	10,873	(21,992)
Control investments	1,758	(36)	9,759	1,091
Affiliate investments	8	6	1,374	160

Total net realized gain (loss) on investments	6,174	2,879	22,006	(20,741)

Net unrealized (depreciation) appreciation of investments
Non-Control/Non-Affiliate investments	(1,646)	6,550	(16,437)	14,957
Control investments	11,261	(23,223)	(40,624)	(49,726)
Affiliate investments	896	533	3,557	(256)
Interest rate swap agreements	6,690	1,025	8,779	(26,722)

Total net unrealized appreciation (depreciation) of investments	17,201	(15,115)	(44,725)	(61,747)

NET INCREASE IN SHAREHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$66,143	$15,716	$117,984	$20,061

NET OPERATING INCOME PER COMMON SHARE:
Basic	$0.70	$0.67	$2.58	$2.60
Diluted	$0.69	$0.67	$2.56	$2.57
NET EARNINGS PER COMMON SHARE:
Basic	$1.08	$0.38	$2.16	$0.51
Diluted	$1.07	$0.37	$2.15	$0.50
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	61,231	41,890	54,632	39,418
Diluted	61,894	41,978	54,996	39,880
DIVIDENDS DECLARED PER COMMON SHARE	$0.75	$0.69	$2.79	$2.57

Recent developments

OPERATING RESULTS FOR THE QUARTER AND YEAR ENDED DECEMBER 31, 2003

For the quarter ended December 31, 2003, net operating income (“NOI”) increased 53% to $43 million compared to $28 million for fourth quarter 2002. On a diluted per share basis, NOI increased 3% to $0.69 per share compared to $0.67 per share for the fourth quarter 2002. NOI before stock-based compensation expense for the quarter increased 59% to $44 million compared to the fourth quarter 2002. On a diluted per share basis, NOI before stock-based compensation expense for the quarter increased 7% to $0.72 per share.

For the year, NOI increased 37% to $141 million compared to $103 million for 2002. On a diluted per share basis, NOI decreased less than 1% to $2.56 per share compared to $2.57 per share for 2002. NOI before stock-based compensation expense for the year increased 40% to $143 million compared to 2002. On a diluted per share basis, NOI before stock-based compensation expense for the year increased 2% to $2.61 per share.

The net increase in shareholders’ equity resulting from operations (NOI plus net unrealized appreciation and depreciation and net realized gains and losses of our investments) for the fourth quarter 2003 was $66 million, or $1.07 per diluted share, compared to $16 million, or $0.37 per diluted share, in fourth quarter 2002.

For the year, the net increase in shareholders’ equity resulting from operations was $118 million, or $2.15 per diluted share, compared to $20 million, or $0.50 per diluted share, in 2002.

In fourth quarter 2003, we invested $430 million composed of $119 million of senior debt, $188 million of subordinated debt, $62 million of preferred stock, $12 million of common stock warrants and $49 million of common stock. Total invested assets at fair value increased 53% to $1.9 billion at December 31, 2003 as compared to $1.2 billion at December 31, 2002.

The weighted average interest rate on the total new capital invested in debt securities during the fourth quarter 2003 was 12.9%. The weighted average effective interest rate on our total capital invested in debt securities as of December 31, 2003 was 13.4%. At December 31, 2003, the weighted average loan grade of our loan portfolio remained at 3.0 on a scale of 1 to 4, with 4 being the highest quality. As of December 31, 2003, loans in ten portfolio companies totaling $98 million, with a fair value of $29 million, were on non-accrual status. Delinquent and non-accruing loans totaled $164 million, or 10% of total loans, at December 31, 2003 compared to $109 million, or 10% of total loans, at December 31, 2002.

In fourth quarter 2003, we experienced net realized gains of $6 million, comprised of $7 million of gross realized gains and $1 million of gross realized losses. In 2003, net realized gains totaled $22 million, comprised of $50 million of gross realized gains and $28 million of gross realized losses. Since our IPO, cumulative net realized gains have totaled $15 million.

Net unrealized appreciation totaled $17 million for the fourth quarter 2003, consisting of unrealized appreciation of $41 million at 19 portfolio companies, $28 million of unrealized depreciation at 13 portfolio companies, $3 million of net unrealized depreciation resulting from the recognition of net realized gains, and $7 million of appreciation on interest rate swaps. Interest rate swaps are required by our loan agreements and asset securitizations to lock in interest rate spreads on the securitized investments and reduce interest rate risks. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. In 2003, net unrealized depreciation totaled $45 million, consisting of unrealized appreciation of $86 million at 29 portfolio companies, $132 million of

Recent developments

unrealized depreciation at 31 portfolio companies, $8 million of net unrealized depreciation resulting from the recognition of net realized gains, and $9 million of appreciation of interest rate swaps. Since our IPO, cumulative net unrealized depreciation, partially offset by net realized gains, totals $116 million, or $93 million excluding interest rate swaps, at the end of 2003.

We provide disclosure of our NOI before stock-based compensation because we believe it is useful and relevant to investors as it is an important measure of how we internally evaluate our operating results. Disclosure of NOI before stock-based compensation is not a substitute for NOI or any other measure as prescribed by generally accepted accounting principles. The following is a reconciliation of NOI before stock-based compensation expense to NOI:

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
	(unaudited)

	(in thousands, except per share data)
Net operating income	$42,768	$27,952	$140,703	$102,549
Stock-based compensation	1,644	—	2,584	—

Net operating income before stock-based compensation	$44,412	$27,952	$143,287	$102,549

Net operating income per common share:
Basic	$0.70	$0.67	$2.58	$2.60
Diluted	$0.69	$0.67	$2.56	$2.57
Net operating income before stock-based compensation per common share:
Basic	$0.73	$0.67	$2.62	$2.60
Diluted	$0.72	$0.67	$2.61	$2.57
Weighted average shares of common stock outstanding:
Basic	61,231	41,890	54,632	39,418
Diluted	61,894	41,978	54,996	39,880

Use of proceeds

We estimate that the net proceeds from the sale of the common stock we are offering, after deducting the underwriting discounts and commissions and estimated expenses payable by us, will be approximately $59 million, or $68 million if the over-allotment option is exercised in full. We intend to use the net proceeds from this offering to repay indebtedness owed under an Amended and Restated Loan Funding and Servicing Agreement, dated as of June 13, 2003, by and among American Capital Strategies, Ltd., ACS Funding Trust I, Wachovia Capital Markets, LLC, certain affiliates of Wachovia Capital Markets, LLC, and other parties. This repayment will create availability under the facility, which will generally be available for funding our future investments. As of December 31, 2003, the interest rate on this indebtedness, which varies from time to time based on certain indices, was based on a commercial paper rate (1.12% at December 31, 2003) plus 125 basis points. The facility expires on June 13, 2006.

Capitalization

The following table sets forth our cash and capitalization as of December 31, 2003:

➢	on an actual basis; and

➢	on an as adjusted basis to reflect the effects of the sale of the common stock offered in this offering at the public offering price of $33.04 per share and the application of the net proceeds to repay our existing indebtedness as set forth under “Use of Proceeds” on the preceding page.

	December 31, 2003
	Actual	As Adjusted(1)
	(unaudited)

	(in thousands)
Cash and cash equivalents	$8,020	$8,020

Revolving credit facility(2)	$116,000	$56,689
Notes payable	724,211	724,211

Total borrowings	840,211	780,900

Shareholders’ equity:
Preferred stock, $0.01 par value, 5,000 shares authorized and no shares issued and outstanding
Common stock, $0.01 par value, 70,000 shares authorized; 66,930 issued, and 65,949 outstanding (68,820 issued and 67,839 outstanding, as adjusted)(3)	659	678
Capital in excess of par value	1,360,181	1,419,473
Unearned compensation	(21,286)	(21,286)
Notes receivable from sale of common stock	(8,783)	(8,783)
Distributions in excess of net realized earnings	(23,685)	(23,685)
Unrealized depreciation of investments	(131,171)	(131,171)

Total shareholders’ equity	1,175,915	1,235,226

Total capitalization	$2,016,126	$2,016,126

(1)	Does not include the underwriters’ over-allotment option of 283.5 shares.
(2)	Balance on revolving credit facility was $196,827 as of February 25, 2004.
(3)	Excludes an aggregate of 6,885 shares issuable pursuant to stock options outstanding at December 31, 2003 that vest over varying periods of time.

Underwriting

We are offering the shares of our common stock described in this prospectus supplement through the underwriters named below. UBS Securities LLC, Friedman, Billings, Ramsey & Co., Inc. and RBC Capital Markets Corporation are the underwriters. UBS Securities LLC is the sole book-running manager of this offering and is acting as the representative of the underwriters.

We have entered into an underwriting agreement with the representative on behalf of the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table:

Underwriters	Number of Shares

UBS Securities LLC	1,134,000
Friedman, Billings, Ramsey & Co., Inc.	378,000
RBC Capital Markets Corporation	378,000

Total	1,890,000

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

➢	receipt and acceptance of our common stock by the underwriters; and

➢	the underwriters’ right to reject orders in whole or in part.

In connection with this offering, certain of the underwriters and securities dealers may distribute prospectuses electronically.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act. If we are unable to provide this indemnification, we will contribute to payments the underwriters may be required to make in respect of those liabilities.

OVER-ALLOTMENT OPTION

We have granted the underwriters an option to buy up to an aggregate of 283,500 additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus supplement to exercise this option. If the underwriters exercise the option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

COMMISSIONS AND DISCOUNTS

Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $0.90 per share from the initial public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a

Underwriting

discount of up to $0.10 per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representative may change the offering price and the other selling terms. Sales of shares made outside of the United States may be made by affiliates of the underwriters.

Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein, and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional 283,500 shares of common stock.

	Paid by us
	No exercise	Full exercise

Per share	$1.61	$1.61
Total	$3,042,900	$3,499,335

We estimate that our total expenses of the offering, not including underwriting discounts and commissions, will be approximately $200,000. The underwriters have agreed to pay $107,957 of these expenses assuming no exercise of the underwriters’ over-allotment option, or $124,150 of these expenses assuming full exercise of the underwriters’ over-allotment option.

NASDAQ NATIONAL MARKET QUOTATION

Our common stock is quoted on the Nasdaq National Market under the symbol “ACAS.”

PRICE STABILIZATION, SHORT POSITIONS

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock including:

➢	stabilizing transactions;

➢	short sales;

➢	purchases to cover positions created by short sales;

➢	imposition of penalty bids; and

➢	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involves the sale by the underwriters of a greater number of shares than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered” shorts, which are short positions in an amount not greater than the underwriters’ over- allotment option referred to above, or may be “naked” shorts, which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination,

Underwriting

the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on the Nasdaq National Market, in the over-the-counter market or otherwise.

In addition, in connection with this offering, certain of the underwriters (and selling group members) may engage in passive market making transactions in the common stock on the Nasdaq National Market prior to the pricing and completion of the offering. Passive market making consists of displaying bids on the Nasdaq National Market no higher than the bid prices of independent market makers and making purchases at prices no higher than these independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of the common stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. If passive market making is commenced, it may be discontinued at any time.

Certain of the underwriters and their affiliates have provided and may in the future provide commercial banking, financial advisory and investment banking services for us for which they receive customary fees.

Taxation

The following discussion is a general summary of the material federal income tax considerations applicable to us and to an investment in the common stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective stockholders should consult their own tax advisors with respect to tax considerations which pertain to their purchase of common stock. This summary assumes that the investors in our business hold common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of their particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers, dealers in securities, financial institutions, qualified plans and individual retirement accounts. This summary does not discuss any aspects of foreign, state or local tax laws. Unless otherwise stated, this summary deals only with stockholders who are United States persons. A United States person generally is:

➢	a citizen or resident of the United States;

➢	a corporation or partnership created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

➢	an estate whose income is subject to United States federal income tax regardless of its source; or

➢	a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

TAXATION AS A RIC

We have operated since October 1, 1997, so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and capital gains we distribute to stockholders. “Investment company taxable income” generally means our taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through “deemed distributions” as described below) an amount equal to or greater than the sum of (a) 98% of our “ordinary income” (generally, our taxable income excluding net short-term and long-term capital gains), (b) 98% of our “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (c) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. We generally will endeavor to make distributions and have deemed distributions such that we will not incur the federal excise tax on our earnings.

Our income for tax purposes, which determines the required distributions, may differ from our income as measured for other purposes. If we invest in certain options, futures, and forward contracts, we may be required to recognize unrealized gains and losses on those contracts at the end of our taxable year. In such event, 60% of any net gain or loss will generally be treated as long-term capital gain or loss and the remaining 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the

Taxation

fact that we may not eventually experience such gain or loss. If we engage in certain hedging transactions, the results may be treated as a deemed sale of appreciated property which may accelerate the gain on the hedged transaction.

If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether we receive cash representing such income in the same taxable year and to make distributions accordingly.

In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”); (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consist of cash, cash items, government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets (including those owned by ACFS) are invested in securities of one issuer (other than U.S. government securities or securities of other RICs), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, if we qualify as a RIC, a portion of our distributions may be characterized as long-term capital gain in the hands of stockholders.

We received a ruling from the Internal Revenue Service (the “IRS”) clarifying the tax consequences of our conversion to a RIC, especially with regard to the treatment of unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status (“built-in gain”). Under the terms of the ruling and applicable law, if we realize or are treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be avoided by our payment of dividends.

Our wholly-owned subsidiary, ACFS, is an ordinary corporation that is subject to corporate level federal income tax. We also own all of the equity interests issued by ACS Funding Trust I, a statutory trust, ACAS Business Loan LLC, 2000-1, a limited liability company, ACAS Business Loan LLC, 2002-1, a limited liability company, ACAS Business Loan LLC, 2002-2, a limited liability company, ACAS Business Loan LLC, 2003-1, a limited liability company, and ACAS Business Loan LLC, 2003-2, a limited liability company. These subsidiaries are disregarded as separate entities for tax purposes.

TAXATION OF STOCKHOLDERS

Our distributions generally are taxable to you as ordinary income or capital gains. Our stockholders receive notification from us at the end of the year as to the amount and nature of the income or gains distributed to them for that year. The distributions from us to a particular stockholder may be subject to the alternative minimum tax under the provisions of the Code.

Taxation

Our distributions of ordinary income and net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, that we designate as capital gain dividends generally will be taxable to you as a long-term capital gain, regardless of the length of time you have held the shares. All distributions are taxable, whether invested in additional shares or received in cash.

If we retain any net long-term capital gains, we will designate them as “deemed distributions” and pay tax on them for the benefit of our stockholders. Stockholders would then report their share of the retained capital gains on their tax returns as if it had been received, and report a credit for the tax paid thereon by us. Stockholders add the amount of the deemed distribution, net of such tax, to the stockholder’s basis in his, her or its shares. Since we expect to pay tax on capital gains at the regular corporate tax rate and the maximum rate payable by individuals on such gains is substantially lower, the amount of the credit that individual stockholders may report will exceed the amount of tax that they would be required to pay on the capital gains, allowing recovery of the difference in the tax otherwise owed by, or refunds due to, such stockholders.

In general, any gain or loss realized upon a taxable disposition of our shares, or upon receipt of a liquidating distribution, will be treated as capital gain or loss. If you realize a gain, it will be subject to taxation at various tax rates depending on the length of time you have held such shares and other factors. The gain or loss will be short-term capital gain or loss if you have held the shares for one year or less. If you receive a capital gain dividend, or deemed distributions, with respect to such shares, any loss you realize upon a taxable disposition of shares you held for six months or less will be treated as a long-term capital loss, to the extent of such capital gain dividends, or deemed distributions. Capital losses can be deducted by corporations only to the extent of capital gains. Individuals can deduct capital losses to the extent of capital gains, and then up to $3,000 of other income annually. All or a portion of any loss you realize upon a taxable disposition of our shares may be disallowed if you purchase other shares of ours, under a Dividend Reinvestment Plan or otherwise, within 30 days before or after the disposition.

If you are not a “United States person” (a “Non-U.S. stockholder”) you will generally be subject to a withholding tax of 30%, or lower applicable treaty rate, on dividends from us, other than capital gain dividends, that are not “effectively connected” with your United States trade or business. Accordingly, investment in our business is likely to be appropriate for a Non-U.S. stockholder only if you can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax. Non-effectively connected capital gain dividends and gains realized from the sale of the common stock will not be subject to United States federal income tax in the case of (a) a Non-U.S. stockholder that is a corporation, and (b) a Non-U.S. stockholder that is not present in the United States for more than 182 days during the taxable year, assuming that certain other conditions are met. Prospective foreign investors should consult their U.S. tax advisors concerning the tax consequences to them of an investment in the common stock.

We are required to withhold and remit to the IRS a portion of the dividends paid to any stockholder who (a) fails to furnish us with a certified taxpayer identification number; (b) has underreported dividend or interest income to the IRS; or (c) fails to certify to us that he, she or it is not subject to backup withholding.

Legal matters

The validity of the common stock we are offering will be passed upon for us by Arnold & Porter, Washington, D.C. Certain matters will be passed upon for the underwriters by Hunton & Williams LLP.

Experts

Ernst & Young LLP, independent auditors, have audited our consolidated financial statements at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the consolidated financial highlights for the five years ended December 31, 2002, as set forth in their report. We have included our consolidated financial statements and consolidated financial highlights in the accompanying prospectus and elsewhere in the registration statement in reliance upon Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

Additional information

We have filed with the SEC a registration statement on Form N-2/A under the Securities Act of 1933, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus, which is a part of the registration statement, do not contain all of the information set forth in the registration statement or the exhibits and schedules thereto. For further information with respect to our business and our common stock, reference is made to the registration statement, including the exhibits and schedules thereto and the Statement of Additional Information (SAI), contained in the registration statement. You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Shareholder Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. You will not be charged by us for this document. The SAI is incorporated by reference in its entirety in this prospectus supplement and the accompanying prospectus and its table of contents appears on page 76 of the accompanying prospectus.

We also file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information, as well as the registration statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may be obtained at prescribed rates. The SEC also maintains a Web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s Web site is (http://www.sec.gov). Our common stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

We also furnish to our stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30, 2003	December 31, 2002

	(unaudited)
Assets
Cash and cash equivalents	$52,786	$13,080
Investments at fair value (cost of $1,718,805 and $1,334,987, respectively)
Non-Control/Non-Affiliate investments	706,424	557,490
Control investments	770,367	671,141
Affiliate investments	123,794	52,083
Interest rate swaps	(30,166)	(32,255)

Total investments at fair value	1,570,419	1,248,459
Interest receivable	14,987	11,552
Other	67,221	45,432

Total assets	$1,705,413	$1,318,523

Liabilities and Shareholders’ Equity
Revolving credit facility	$220,208	$255,793
Repurchase agreements	42,798	—
Notes payable	464,960	364,171
Accrued dividends payable	37,892	869
Other	12,496	10,031

Total liabilities	778,354	630,864

Commitments and Contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $.01 par value, 70,000 shares authorized, 57,917 and 44,450 issued, and 56,936 and 43,469 outstanding, respectively	569	435
Capital in excess of par value	1,124,585	812,150
Unearned compensation	(17,602)	—
Notes receivable from sale of common stock	(8,945)	(9,021)
Distributions in excess of net realized earnings	(23,176)	(29,459)
Net unrealized depreciation of investments	(148,372)	(86,446)

Total shareholders’ equity	927,059	687,659

Total liabilities and shareholders’ equity	$1,705,413	$1,318,523

See accompanying notes.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Operating Income:
Interest and dividend income
Non-Control/Non-Affiliate investments	$21,047	$16,200	$62,431	$52,157
Control investments	20,517	17,986	53,953	43,321
Affiliate investments	3,571	421	8,243	903
Interest rate swap agreements	(4,618)	(3,185)	(12,735)	(6,966)

Total interest and dividend income	40,517	31,422	111,892	89,415

Fees
Non-Control/Non-Affiliate investments	3,380	1,093	11,964	4,208
Control investments	8,924	6,528	14,276	12,016
Affiliate investments	497	233	1,455	456

Total fee income	12,801	7,854	27,695	16,680

Total operating income	53,318	39,276	139,587	106,095

Operating Expenses:
Interest	4,412	3,793	12,156	9,179
Salaries and benefits	7,616	5,678	16,394	14,193
General and administrative	3,971	3,107	12,162	8,126
Stock-based compensation	705	—	940	—

Total operating expenses	16,704	12,578	41,652	31,498

Net Operating Income	36,614	26,698	97,935	74,597

Net realized (loss) gain on investments
Non-Control/Non-Affiliate investments	3,983	(25,436)	6,465	(24,901)
Control investments	(17,632)	2,425	8,001	1,127
Affiliate investments	1,366	(451)	1,366	154

Total net realized (loss) gain on investments	(12,283)	(23,462)	15,832	(23,620)

Net unrealized appreciation (depreciation) of investments
Non-Control/Non-Affiliate investments	(14,128)	23,365	(14,791)	8,407
Control investments	5,624	(16,723)	(51,885)	(26,503)
Affiliate investments	1,454	(919)	2,661	(789)
Interest rate swap agreements	9,226	(20,483)	2,089	(27,747)

Total net unrealized appreciation (depreciation) of investments	2,176	(14,760)	(61,926)	(46,632)

Net Increase (Decrease) In Shareholders’ Equity Resulting From Operations	$26,507	$(11,524)	$51,841	$4,345

Net Operating Income Per Common Share:
Basic	$0.67	$0.66	$1.87	$1.93
Diluted	$0.66	$0.66	$1.86	$1.90
Net Earnings (loss) Per Common Share:
Basic	$0.48	$(0.29)	$0.99	$0.11
Diluted	$0.48	$(0.29)	$0.98	$0.11
Weighted Average Shares Of Common Stock Outstanding:
Basic	54,919	40,269	52,408	38,585
Diluted	55,252	40,658	52,650	39,207
Dividends Declared Per Common Share	$0.69	$0.66	$2.04	$1.88

See accompanying notes.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS
3SI Security Systems, Inc.	Commercial Products — Banking Security Systems	Subordinated Debt Common Stock Warrants, 6.0% of Co.(1)	$12,899 565	$12,899 2,279

			13,464	15,178

A.H. Harris & Sons, Inc.	Wholesale — Construction Material	Subordinated Debt Common Stock Warrants, 10.0% of Co.(1)	9,622 534	9,679 394

			10,156	10,073

Academy Events Services LLC	Commercial Products — Tent and Canvas	Senior Debt Subordinated Debt Common Stock Warrants, 4.5% of Co.(1) Common Stock, 2.8% of Co.(1) Redeemable Preferred Stock(1)	5,974 6,945 636 — 500	5,974 268 — — —

			14,055	6,242

ACE Cash Express, Inc.(2)	Financial Services — Retail Financial Services Stores	Subordinated Debt	37,136	37,136

Aerus, LLC	Consumer Products — Vacuum Cleaners	Membership Interest, 2.5% of Co.(1)	246	228

Alemite Holdings, LLC	Industrial Products — Lubricating Equipment	Subordinated Debt Common Stock Warrants, 9.0% of Co.(1)	10,369 124	10,369 124

			10,493	10,493

Atlantech International	Industrial Products — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants, 6.2% of Co. Redeemable Preferred Stock with Non-Detachable Common Stock, 1.1% of Co.(1)	20,123 1,271	19,218 810

			21,394	20,028

Baran Group, Ltd(2)(3)	Telecommunications — Wireless Communications Network Services	Common Stock, 0.5% of Co.(1)	2,373	226

BC Natural Foods LLC (formerly known as Petaluma Poultry Processors, Inc.)	Food Products — Organic & Natural Poultry	Senior Debt Subordinated Debt Common Stock, 2.8% of Co.(1) Common Stock Warrants, 12.4% of Co.(1)	5,527 26,536 539 2,792	5,527 26,536 835 3,666

			35,394	36,564

BLI Holdings Corp.	Consumer Products — Personal Care Items	Subordinated Debt	13,289	13,289

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Bumble Bee Seafoods, Inc.	Food Products — Canned Tuna and Other Seafood	Subordinated Debt Common Stock Warrants, 1.2% of Co.(1)	14,658 421	14,658 421

			15,079	15,079

CPM Acquisition Corp.	Industrial Products — Process Machinery	Senior Debt Subordinated Debt Common Stock Warrants, 10.0% of Co.(1)	7,168 14,924 2,191	7,168 14,924 5,653

			24,283	27,745

Case Logic, Inc.	Consumer Products — Storage Products	Subordinated Debt with Non-Detachable Warrants, 8.3% of Co. Common Stock, 0.5% of Co.(1) Redeemable Preferred Stock	22,990 — 439	22,014 — 428

			23,429	22,442

Corporate Benefit Services of America, Inc.	Service — Third Party Manager and Administrator of Employee Healthcare Benefit Plans	Senior Debt Subordinated Debt Common Stock Warrants, 2.7% of Co.(1)	7,961 14,313 695	7,961 14,313 695

			22,969	22,969

Cycle Gear, Inc.	Retail — Motor Cycle Accessories	Senior Debt Subordinated Debt Common Stock Warrants, 50.7% of Co.(1) Redeemable Preferred Stock	375 9,491 973 1,795	375 9,555 4,995 1,795

			12,634	16,720

DigitalNet, Inc.	Information Technology — Information Services	Common Stock Warrants, 0.2% of Co.(1)	624	425

Erie County Plastics Corporation	Commercial Products — Molded Plastics	Subordinated Debt Common Stock Warrants, 14.8% of Co.(1)	9,655 1,170	9,682 1,027

			10,825	10,709

EuroPro Operating LLC	Consumer Products — Home Cleaning Products	Senior Debt	39,801	39,801

Formed Fiber Technologies, Inc.	Commercial Products — Nonwoven Fiber Products	Subordinated Debt Common Stock Warrants, 5.5% of Co.(1)	10,685 99	10,685 99

			10,784	10,784

Hartstrings, Inc.	Consumer Products — Children’s Apparel	Senior Debt Subordinated Debt Common Stock Warrants, 37.7% of Co.(1)	3,831 12,158 3,572	3,831 12,158 4,918

			19,561	20,907

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Kelly Aerospace, Inc.	Aerospace — General Aviation & Performance Automotive	Senior Debt Subordinated Debt Common Stock Warrants, 20.0% of Co.(1)	4,764 9,148 1,588	4,764 9,148 1,588

			15,500	15,500

Lion Brewery, Inc.	Consumer Products — Malt Beverages	Subordinated Debt Common Stock Warrants, 54.0% of Co.(1)	6,070 675	6,128 5,419

			6,745	11,547

Marcal Paper Mills, Inc.	Consumer Products — Towel, Tissue & Napkin Products	Senior Debt Subordinated Debt Common Stock Warrants, 15.0% of Co.(1)	16,111 20,023 5,001	16,111 20,023 6,025

			41,135	42,159

MATCOM International Corp.	Information Technology — Information and Engineering Services	Senior Debt Subordinated Debt Common Stock Warrants, 5.7% of Co.(1)	8,031 5,565 805	8,031 5,565 805

			14,401	14,401

Mobile Tool International, Inc.	Industrial Products — Aerial Lift Equipment	Subordinated Debt	2,698	1,252

Nailite International, Inc.	Commercial Products — Siding Manufacturer	Subordinated Debt Common Stock Warrants, 5.5% of Co.(1)	8,119 1,232	8,119 2,010

			9,351	10,129

Nancy’s Specialty Foods, Inc.	Food Products — Frozen Gourmet Quiche Entrees, Appetizers and Desserts	Subordinated Debt	14,932	14,932

Patriot Medical Technologies, Inc.	Service — Repair Services	Common Stock Warrants, 7.8% of Co.(1) Preferred Stock, Convertible into 4.1% of Co.(1)	612 1,319	102 989

			1,931	1,091

Phillips & Temro Holdings LLC	Commercial Products — Automotive and Heavy Duty Truck Products	Subordinated Debt Common Stock Warrants, 5.0% of Co.(1)	4,658 348	4,658 1,261

			5,006	5,919

Plastech Engineered Products, Inc.	Commercial Products — Automotive Component Systems	Subordinated Debt Common Stock Warrants, 2.1% of Co.(1)	9,275 2,577	9,275 9,220

			11,852	18,495

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Riddell Sports Group, Inc.	Consumer Products —Branded Sporting Goods	Subordinated Debt Common Stock, 4.2% of Co.(1) Redeemable Preferred Stock	20,067 2,141 859	20,067 2,141 859

			23,067	23,067

Stravina Operating Company, LLC	Consumer Products — Personalized Novelty and Souvenir Items	Subordinated Debt Common Stock, 4.1% of Co.(1)	26,742 1,000	26,742 1,000

			27,742	27,742

Technical Concepts, LLC	Commercial Products — Automated Restroom Hygiene Solutions	Senior Debt Subordinated Debt Common Stock Warrants, 5.6% of Co.(1)	17,527 13,294 1,703	17,527 13,294 1,703

			32,524	32,524

The L.A. Studios, Inc.	Media — Audio Production	Subordinated Debt	2,274	2,281

ThreeSixty Sourcing, Ltd.	Service — Provider of Outsourced Management Services	Senior Debt Subordinated Debt Common Stock Warrants, 4.5% of Co.(1)	2,000 19,512 1,387	2,000 19,512 1,387

			22,899	22,899

TransCore Holdings, Inc.	Information Technology — Transportation Information Management Services	Subordinated Debt Common Stock Warrants, 7.3% of Co.(1) Redeemable Preferred Stock Preferred Stock, Convertible into 1.1% of Co.	25,111 4,368 558 2,852	25,234 14,567 558 2,852

			32,889	43,211

UAV Corporation	Consumer Products — Pre-recorded Video, Audio Tapes & Software	Subordinated Debt	13,861	13,861

Vigo Remittance Corp.	Financial Services — Electronic Funds Transfer	Senior Debt Subordinated Debt Common Stock Warrants, 3.0% of Co.(1)	14,403 18,733 1,213	14,403 18,733 1,213

			34,349	34,349

Visador Holdings Corp.	Construction — Stair Components and Wood Columns	Subordinated Debt Common Stock Warrants, 5.4% of Co.(1)	9,645 462	9,645 462

			10,107	10,107

Warner Power, LLC	Industrial Products — Power Systems & Electrical Ballasts	Senior Debt Subordinated Debt Common Stock Warrants, 62.5% of Co.(1)	1,079 8,275 2,246	1,079 8,309 1,735

			11,600	11,123

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Weston ACAS Holdings, Inc.	Service — Environmental Consulting	Subordinated Debt	12,797	12,797

Subtotal Non-Control / Non-Affiliate Investments			685,649	706,424

CONTROL INVESTMENTS

Aeriform Corporation	Chemical Products — Packaged Industrial Gas Distributor	Senior Debt Senior Subordinated Debt Junior Subordinated Debt (1) Common Stock Warrants, 82.8% of Co.(1) Redeemable Preferred Stock(1)	4,929 15,063 16,117 4,360 118	4,929 15,117 10,386 — —

			40,587	30,432

American Decorative Surfaces International, Inc.	Consumer Products — Decorative Paper & Vinyl Products	Subordinated Debt Preferred Stock, Convertible into 100% of Co.(1)	25,925 13,674	24,737 —

			39,599	24,737

ASC Industries, Inc.	Consumer Products — Aftermarket Automotive Components	Subordinated Debt Common Stock Warrants, 33.3% of Co.(1) Redeemable Preferred Stock	18,005 6,531 3,805	18,005 7,627 3,805

			28,341	29,437

Automatic Bar Controls, Inc.	Commercial Products — Beverage Dispensers	Senior Debt Subordinated Debt Common Stock, 66.2% of Co.(1) Common Stock Warrants, 1.7% of Co.(1)	14,108 14,116 7,000 182	14,108 14,116 12,590 327

			35,406	41,141

Auxi Health, Inc.	Healthcare — Home Healthcare	Senior Debt Subordinated Debt Common Stock Warrants, 17.5% of Co.(1) Preferred Stock, Convertible into 54.5% of Co.(1)	5,251 17,169 2,599 2,732	5,251 10,561 — —

			27,751	15,812

Biddeford Real Estate Holdings, Inc.	Real Estate — Commercial	Senior Debt Common Stock, 100.0% of Co.(1)	2,844 605	2,844 718

			3,449	3,562

BPT Holdings, Inc.(3)	Industrial Products — Machine Tools, Metal Cutting Types	Senior Debt Subordinated Debt Common Stock, 16.9% of Co.(1) Preferred Stock, Convertible into 83.1% of Co.(1)	11,619 5,437 2,000 5,000	11,619 5,491 — 2,688

			24,056	19,798

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Capital.com, Inc.	Financial Services — Financial Portal	Preferred Stock, Convertible into 85.0% of Co.(1)	1,492	500

Chromas Technologies Corp.(3)	Industrial Products — Printing Presses	Senior Debt Subordinated Debt Common Stock, 34.1% of Co.(1) Common Stock Warrants, 25.0% of Co.(1) Redeemable Preferred Stock(1) Preferred Stock, Convertible into 39.0% of Co.(1)	1,072 17,073 1,500 1,071 6,222 6,680	1,072 7,515 — — — —

			33,618	8,587

Confluence Holdings Corp.	Consumer Products —Canoes & Kayaks	Senior Debt Subordinated Debt Redeemable Preferred Stock(1) Preferred Stock, Convertible into 7.1% of Co.(1) Common Stock Warrants, 72.1% of Co.(1) Common Stock, less than 0.1% of Co.(1)	6,312 9,784 6,896 3,529 — 2,700	6,312 9,813 — — — 546

			29,221	16,671

Escort, Inc.	Consumer Products — Automotive Electronic Products	Senior Debt Subordinated Debt Common Stock Warrants, 64.1% of Co.(1) Redeemable Preferred Stock(1)	5,722 17,329 8,783 4,610	5,722 17,329 8,783 4,610

			36,444	36,444

EuroCaribe Packing Company, Inc.	Food Products — Meat Processing	Senior Debt Subordinated Debt Common Stock Warrants, 37.1% of Co.(1) Redeemable Preferred Stock(1)	7,856 7,654 1,110 4,302	7,906 7,665 116 1,312

			20,922	16,999

European Touch LTD. II	Commercial Products — Salon Appliances	Senior Debt Subordinated Debt Common Stock, 36.2% of Co.(1) Common Stock Warrants, 53.8% of Co.(1) Redeemable Preferred Stock(1)	5,211 11,976 1,500 3,683 450	5,211 11,976 4,473 6,655 450

			22,820	28,765

Fulton Bellows & Components, Inc.	Industrial Products — Bellows	Senior Debt Subordinated Debt Common Stock Warrants, 7.7% of Co.(1)	12,750 6,791 1,305	8,791 — —

			20,846	8,791

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Global Dosimetry Solutions, Inc.	Service — Radiation Dosimetry Services	Senior Debt Subordinated Debt Common Stock, 16.5% of Co.(1) Common Stock Warrants, 83.5% of Co.(1) Redeemable Preferred Stock(1)	9,950 17,115 1,750 8,827 11,173	9,950 17,115 1,750 8,827 11,173

			48,815	48,815

Halex Corporation	Commercial Products — Flooring Materials	Subordinated Debt Redeemable Preferred Stock Preferred Stock, Convertible into 70.4% of Co.	20,566 12,526 1,406	20,566 12,526 1,406

			34,498	34,498

Hickson DanChem, Inc.	Chemical Products — Specialty Contract Chemical Manufacturing	Senior Debt Subordinated Debt Common Stock, 38.8% of Co.(1) Common Stock Warrants, 36.4% of Co.(1)	12,663 8,458 2,500 2,221	12,663 8,458 56 2,040

			25,842	23,217

Iowa Mold Tooling, Inc.	Industrial Products — Specialty Equipment	Subordinated Debt Common Stock, 33.2% of Co.(1) Common Stock Warrants, 41.2% of Co.(1) Redeemable Preferred Stock(1)	15,262 4,760 5,918 16,424	15,504 — 783 13,408

			42,364	29,695

JAG Industries, Inc.	Industrial Products — Metal Fabrication & Tablet Manufacturing	Subordinated Debt Common Stock Warrants, 75.0% of Co.(1)	1,909 505	768 —

			2,414	768

Logex Corporation	Transportation — Industrial Gases	Subordinated Debt Common Stock Warrants, 85.4% of Co.(1) Redeemable Preferred Stock(1)	19,139 7,454 3,930	19,139 1,651 —

			30,523	20,790

MBT International, Inc.	Wholesale — Musical Instrument Distributor	Subordinated Debt Common Stock, 7.2% of Co.(1) Common Stock Warrants, 81.5% of Co.(1) Redeemable Preferred Stock(1)	15,129 1,234 5,254 929	15,133 29 5,254 929

			22,546	21,345

Network for Medical Communication & Research, LLC	Service — Provider of Specialized Medical Educational Programs	Subordinated Debt Common Stock Warrants, 35.8% of Co.(1)	14,399 2,038	14,399 29,448

			16,437	43,847

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

New Piper Aircraft, Inc.	Aerospace — Aircraft Manufacturing	Senior Debt Common Stock, 94% of Co.(1)	54,241 95	54,770 2,235

			54,336	57,005

NewStarcom Holdings, Inc. (formerly Starcom Holdings, Inc.)	Commercial Products — Electrical Contractor	Subordinated Debt Common Stock, 0.2% of Co.(1) Preferred Stock, Convertible into 66.4% of Co.(1)	33,267 — 11,500	40,372 — —

			44,767	40,372

Optima Bus (formerly Chance Coach, Inc.)	Commercial Products — Buses	Senior Debt Subordinated Debt Common Stock, 1.0% of Co.(1) Common Stock Warrants, 2.1% of Co.(1) Preferred Stock, Convertible into 91.4% of Co.(1)	2,926 10,076 1,896 4,041 18,748	2,926 7,916 — — —

			37,687	10,842

PaR Systems, Inc.	Industrial Products — Robotic Systems	Subordinated Debt Common Stock, 21.5% of Co.(1) Common Stock Warrants, 35.4% of Co.(1)	19,285 2,500 4,116	19,285 4,905 8,078

			25,901	32,268

Precitech, Inc.	Commercial Products — Ultra Precision Machining Systems	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock, 43.3% of Co.(1) Common Stock Warrants, 44.7% of Co.(1)	9,708 5,207 1,741 2,204 2,278	9,708 5,207 1,698 — 2,165

			21,138	18,778

Roadrunner Freight Systems, Inc.	Transportation — Truck Freight Delivery	Subordinated Debt Common Stock, 61.9% of Co.(1) Common Stock Warrants, 13.0% of Co.(1)	16,758 13,550 2,840	16,758 13,550 2,840

			33,148	33,148

Stacas Holding, Inc	Transportation — Overnight Shorthaul Delivery	Subordinated Debt Redeemable Preferred Stock(1) Common Stock, 18.0% of Co.(1) Common Stock Warrants, 62.0% of Co.(1)	15,714 5,000 — 2,869	15,714 2,355 — 2,755

			23,583	20,824

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Sunvest Industries, LLC	Industrial Products — Contract Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants, 73.0% of Co.(1) Redeemable Preferred Stock(1)	7,011 5,640 1,358 —	— — — —

			14,009	—

Texstars, Inc.	Aerospace — Aviation and Transportation Accessories	Senior Debt Subordinated Debt Common Stock, 36.0% of Co.(1) Common Stock Warrants, 37.0% of Co.(1)	13,667 7,262 1,500 1,542	13,667 7,262 5,574 5,730

			23,971	32,233

The Inca Group	Industrial Products — Steel Products	Senior Debt Subordinated Debt Redeemable Preferred Stock(1) Common Stock, 2.3% of Co.(1) Common Stock Warrants, 95.7% of Co.(1)	179 12,682 25,016 5,100 3,060	179 12,744 6,457 — 866

			46,037	20,246

Subtotal Control Investments			912,568	770,367

AFFILIATE INVESTMENTS
CIVCO Holding, Inc.	Commercial Products — Medical Products Supporting Ultrasound Imaging Equipment	Subordinated Debt Common Stock, 10.8% of Co.(1) Common Stock Warrants, 4.7% of Co.(1) Redeemable Preferred Stock(1)	10,959 2,123 997 921	10,959 2,123 997 921

			15,000	15,000

FMI International, Inc.	Transportation — Full-Service Logistics Provider	Senior Debt Subordinated Debt Common Stock, 11.8% of Co.(1) Redeemable Preferred Stock(1)	28,439 12,278 2,683 1,567	28,439 12,278 2,683 1,567

			44,967	44,967

Futurelogic Group, Inc.	Commercial Products — Embedded Thermal Printer Solutions	Senior Debt Subordinated Debt Common Stock, 5.1% of Co.(1) Common Stock Warrants, 2.7% of Co.(1)	11,447 13,182 20 —	11,447 13,182 1,815 946

			24,649	27,390

Money Mailer Holdings LLC	Service — Shared Mail Direct Marketer	Subordinated Debt Common Stock, 7.0% of Co.(1)	8,517 1,500	8,517 1,500

			10,017	10,017

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

September 30, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Northwest Coatings Corp.	Industrial Products — Water-based Adhesives and Coatings	Subordinated Debt Common Stock, 18.3% of Co.(1) Redeemable Preferred Stock	9,536 291 2,764	9,536 291 2,764

			12,591	12,591

Trinity Hospice, LLC	Healthcare — Hospice Care	Senior Debt Common Stock, 7.4% of Co.(1) Redeemable Preferred Stock	11,705 7 1,652	11,705 472 1,652

			13,364	13,829

Subtotal Affiliate Investments			120,588	123,794

INTEREST RATE SWAP AGREEMENTS
	Pay Fixed/ Receive Floating Pay Floating/ Receive Floating	22 Contracts Notional Amounts Totaling $568,373 10 Contracts Notional Amounts Totaling $207,715	— —	(29,883 (283	) )

Subtotal Interest Rate Swap Agreements			—	(30,166)

Totals			$1,718,805	$1,570,419

(1)	Non-income producing
(2)	Public company
(3)	Foreign investment

See accompanying notes.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2002

(In thousands)

Company	Industry	Investment	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS
3SI Security Systems, Inc.	Commercial Products — Banking Security Systems	Subordinated Debt Common Stock Warrants, 6.0% of Co.(1)	$12,557 565	$12,557 565

			13,122	13,122

A&M Cleaning Products, Inc.	Consumer Products — Household Cleaning Products	Subordinated Debt Common Stock Warrants, 27.1% of Co.(1) Redeemable Preferred Stock	5,251 1,643 2,633	5,313 2,237 3,244

			9,527	10,794

A.H. Harris & Sons, Inc.	Wholesale — Construction Material	Subordinated Debt Common Stock Warrants, 10.0% of Co.(1)	9,553 534	9,621 394

			10,087	10,015

Academy Events Services LLC	Commercial Products — Tent and Canvas	Senior Debt Subordinated Debt Common Stock Warrants, 4.5% of Co.(1) Common Stock, 2.8% of Co.(1) Redeemable Preferred Stock	17,848 6,846 636 — 500	17,848 6,846 636 — 500

			25,830	25,830

Aerus, LLC	Consumer Products — Vacuum Cleaners	Membership Interest, 2.5% of Co.(1)	246	465

Alemite Holdings, LLC	Industrial Products — Lubricating Equipment	Subordinated Debt Common Stock Warrants, 9% of Co.(1)	10,200 124	10,200 124

			10,324	10,324

Atlantech International	Industrial Products — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants, 6.2% of Co. Redeemable Preferred Stock with Non-Detachable Common Stock, 1.1% of Co.	19,643 1,271	18,743 812

			20,914	19,555

Baran Group, Ltd(2)(3)	Telecommunications — Wireless Communications Network Services	Common Stock, 0.5% of Co.(1)	2,373	219

BLI Holdings Corp.	Consumer Products — Personal Care Items	Subordinated Debt	12,791	12,791

Case Logic, Inc.	Consumer Products — Storage Products	Subordinated Debt with Non-Detachable Warrants, 8.9% of Co. Redeemable Preferred Stock	21,916 433	21,709 433

			22,349	22,142

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2002

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Caswell-Massey Holdings Corp.	Consumer Products — Toiletries	Senior Debt Subordinated Debt Common Stock Warrants, 24.0% of Co.(1)	454 1,931 552	454 1,946 —

			2,937	2,400

CST Industries, Inc.	Industrial Products — Bolted Steel Tanks	Subordinated Debt Common Stock Warrants, 13.0% of Co.(1)	8,101 1,090	8,101 4,767

			9,191	12,868

Cycle Gear, Inc.	Retail — Motor Cycle Accessories	Senior Debt Subordinated Debt Common Stock Warrants, 50.7% of Co.(1) Redeemable Preferred Stock	516 7,675 973 1,662	516 7,753 3,457 1,662

			10,826	13,388

Erie County Plastics Corporation	Commercial Products — Molded Plastics	Subordinated Debt Common Stock Warrants, 14.8% of Co.(1)	9,449 1,170	9,488 1,027

			10,619	10,515

Gladstone Capital Corporation(2)	Financial Services	Common Stock, 2.2% of Co.	3,387	3,687

Hartstrings, Inc.	Consumer Products — Children’s Apparel	Senior Debt Subordinated Debt Common Stock Warrants, 37.5% of Co.(1)	4,678 11,934 3,572	4,678 11,934 4,993

			20,184	21,605

Kelly Aerospace, Inc.	Aerospace — General Aviation & Performance Automotive	Senior Debt Subordinated Debt Common Stock Warrants, 17.5% of Co.(1)	6,197 8,973 1,588	6,197 8,973 1,588

			16,758	16,758

Lion Brewery, Inc.	Consumer Products — Malt Beverages	Subordinated Debt Common Stock Warrants, 54.0% of Co.(1)	6,020 675	6,087 7,146

			6,695	13,233

Lubricating Specialties Co.	Chemical Products — Lubricant & Grease	Subordinated Debt Common Stock Warrants, 21.0% of Co.(1)	14,940 791	15,030 791

			15,731	15,821

Marcal Paper Mills, Inc.	Consumer Products — Towel, Tissue & Napkin Products	Senior Debt Subordinated Debt Common Stock Warrants, 20.0% of Co.(1)	16,558 18,603 5,001	16,558 18,603 8,759

			40,162	43,920

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2002

(In thousands)

Company	Industry	Investment	Cost	Fair Value

MATCOM International Corp.	Information Technology — Information and Engineering Services	Senior Debt Subordinated Debt Common Stock Warrants, 5.7% of Co.(1)	8,769 5,213 805	8,769 5,213 805

			14,787	14,787

Mobile Tool International, Inc.	Industrial Products — Aerial Lift Equipment	Subordinated Debt	2,698	—

New Piper Aircraft, Inc.	Aerospace — Aircraft Manufacturing	Subordinated Debt Common Stock Warrants, 8.5% of Co.(1)	18,625 2,231	18,683 1,318

			20,856	20,001

Numatics, Inc.	Industrial Products — Pneumatic Valves	Senior Debt	29,080	29,080

Parts Plus Group Inc.	Retail — Auto Parts Distributor	Subordinated Debt Common Stock Warrants, 5.0% of Co.(1) Preferred Stock, Convertible into 1.5% of Co.(1)	4,523 333 556	142 — —

			5,412	142

Patriot Medical Technologies, Inc.	Service — Repair Services	Senior Debt Subordinated Debt Common Stock Warrants, 7.8% of Co.(1) Preferred Stock, Convertible into 4.0% of Co.	1,781 2,830 612 1,294	1,781 2,880 573 1,294

			6,517	6,528

Petaluma Poultry Processors, Inc.	Food Products — Organic & Natural Poultry	Senior Debt Subordinated Debt Common Stock Warrants, 16.5% of Co.(1)	5,971 17,778 2,792	5,971 17,778 5,273

			26,541	29,022

Phillips & Temro Holdings LLC	Commercial Products — Automotive and Heavy Duty Truck Products	Subordinated Debt Common Stock Warrants, 7.8% of Co.(1)	4,632 348	4,632 348

			4,980	4,980

Plastech Engineered Products, Inc.	Commercial Products — Automotive Component Systems	Subordinated Debt Common Stock Warrants, 2.1% of Co.(1)	27,640 2,577	27,640 7,069

			30,217	34,709

Stravina Operating Company, LLC	Wholesale — Personalized Novelty and Souvenir Items	Subordinated Debt Common Stock, 4.8% of Co.(1)	18,786 1,000	18,786 1,000

			19,786	19,786

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2002

(In thousands)

Company	Industry	Investment	Cost	Fair Value

The L.A. Studios, Inc.	Media — Audio Production	Subordinated Debt	2,261	2,271

ThreeSixty Sourcing, Ltd.	Service — Provider of Outsourced Management Services	Senior Debt Subordinated Debt Common Stock Warrants, 4.5% of Co.(1)	8,500 19,098 1,387	8,500 19,098 1,387

			28,985	28,985

TransCore Holdings, Inc.	Information Technology — Transportation Information Management Services	Subordinated Debt Common Stock Warrants, 7.3% of Co.(1) Redeemable Preferred Stock Preferred Stock, Convertible into 1.1% of Co.	24,500 4,368 534 2,709	24,681 13,260 534 2,709

			32,111	41,184

Tube City, Inc.	Industrial Products — Mill Services	Subordinated Debt Common Stock Warrants, 23.5% of Co.(1)	12,680 3,498	12,807 8,423

			16,178	21,230

UAV Corporation	Consumer Products — Pre-recorded Video, Audio Tapes & Software	Subordinated Debt	13,356	13,356

Warner Power, LLC	Industrial Products — Power Systems & Electrical Ballasts	Senior Debt Subordinated Debt Common Stock Warrants, 62.5% of Co.(1)	1,327 8,078 2,246	1,327 8,122 2,528

			11,651	11,977

Subtotal Non-Control / Non-Affiliate Investments			529,469	557,490

CONTROL INVESTMENTS

Aeriform Corporation	Chemical Products — Packaged Industrial Gas Distributor	Senior Debt Subordinated Debt Common Stock Warrants, 50.1% of Co.(1) Redeemable Preferred Stock	4,999 23,930 4,360 116	4,999 23,985 5,345 116

			33,405	34,445

American Decorative Surfaces International, Inc.	Consumer Products — Decorative Paper & Vinyl Products	Subordinated Debt Common Stock, less than 0.1% of Co.(1) Preferred Stock, Convertible into greater than 99.9% of Co.(1)	24,502 6 13,674	24,502 6 8,322

			38,182	32,830

ASC Industries, Inc.	Consumer Products —Aftermarket Automotive Components	Senior Debt Subordinated Debt Common Stock Warrants, 33.3% of Co.(1) Redeemable Preferred Stock	8,234 17,789 6,531 3,329	8,234 17,789 6,531 3,329

			35,883	35,883

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2002

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Automatic Bar Controls, Inc.	Commercial Products — Beverage Dispensers	Senior Debt Subordinated Debt Common Stock, 66.2% of Co.(1) Common Stock Warrants, 1.7% of Co.(1)	14,432 13,888 7,000 182	14,432 13,888 7,000 182

			35,502	35,502

Auxi Health, Inc.	Healthcare — Home Healthcare	Senior Debt Subordinated Debt Common Stock Warrants, 17.4% of Co.(1) Preferred Stock, Convertible into 54.3% of Co.(1)	12,336 15,322 2,732 2,599	14,186 7,893 — —

			32,989	22,079

Biddeford Real Estate Holdings, Inc.	Real Estate — Commercial	Senior Debt Common Stock, 100.0% of Co.(1)	2,944 605	2,944 605

			3,549	3,549

BPT Holdings, Inc.(3)	Industrial Products — Machine Tools, Metal Cutting Types	Senior Debt Subordinated Debt Common Stock, 15.2% of Co.(1) Preferred Stock, Convertible into 74.8% of Co.	11,191 4,863 2,000 5,000	11,191 4,923 2,000 5,000

			23,054	23,114

Capital.com, Inc.	Financial Services — Financial Portal	Preferred Stock, Convertible into 85.0% of Co.(1)	1,492	500

Chance Coach, Inc.	Commercial Products — Buses	Senior Debt Subordinated Debt Common Stock, 1.2% of Co.(1) Common Stock Warrants, 2.6% of Co.(1) Preferred Stock, Convertible into 91.2% of Co.(1)	2,081 9,863 1,896 4,041 18,748	2,081 10,166 — 1,873 8,804

			36,629	22,924

Chromas Technologies Corp.(3)	Industrial Products — Printing Presses	Senior Debt Subordinated Debt Common Stock, 35.0% of Co.(1) Common Stock Warrants, 25.0% of Co.(1) Preferred Stock, Convertible into 40.0% of Co.(1)	13,535 9,742 1,500 1,071 6,680	13,064 — — — —

			32,528	13,064

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2002

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Confluence Holdings Corp.	Consumer Products —Canoes & Kayaks	Senior Debt Subordinated Debt Redeemable Preferred Stock(1) Preferred Stock, Convertible into 75.0% of Co.(1) Common Stock, less than 0.1% of Co.(1) Common Stock Warrants, 0.2% of Co.(1)	8,500 8,228 6,890 3,535 537 2,163	8,500 8,265 — — — 722

			29,853	17,487

EuroCaribe Packing Company, Inc.	Food Products — Meat Processing	Senior Debt Subordinated Debt Common Stock Warrants, 37.1% of Co.(1) Redeemable Preferred Stock(1)	9,086 5,505 1,110 4,302	9,144 5,542 — —

			20,003	14,686

European Touch LTD. II	Commercial Products — Salon Appliances	Senior Debt Subordinated Debt Common Stock, 26.1% of Co.(1) Common Stock Warrants, 63.9% of Co.(1)	6,546 11,621 1,500 3,683	6,546 11,621 3,483 8,551

			23,350	30,201

Fulton Bellows & Components, Inc.	Industrial Products — Bellows	Senior Debt Subordinated Debt Common Stock Warrants, 7.7% of Co.(1) Redeemable Preferred Stock(1) Preferred Stock, Convertible into 69.2% of Co.(1)	12,671 6,766 1,305 5,206 5,975	12,671 681 — — —

			31,923	13,352

Halex Corporation	Commercial Products — Flooring Materials	Subordinated Debt Redeemable Preferred Stock Preferred Stock, Convertible into 70.4% of Co.	19,941 11,991 1,441	19,941 11,991 1,441

			33,373	33,373

Hickson DanChem, Inc.	Chemical Products — Specialty Contract Chemical Manufacturing	Senior Debt Subordinated Debt Common Stock, 41.9% of Co.(1) Common Stock Warrants, 39.3% of Co.(1)	12,748 8,299 2,500 2,221	12,748 8,299 1,254 2,221

			25,768	24,522

Iowa Mold Tooling, Inc.	Industrial Products — Specialty Equipment	Subordinated Debt Common Stock, 25.0% of Co.(1) Common Stock Warrants, 46.3% of Co.(1)	30,262 4,236 5,918	30,548 — 4,890

			40,416	35,438

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2002

(In thousands)

Company	Industry	Investment	Cost	Fair Value

JAG Industries, Inc.	Industrial Products — Metal Fabrication & Tablet Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants, 75.0% of Co.(1)	967 2,499 505	967 771 —

			3,971	1,738

Logex Corporation	Transportation — Industrial Gases	Subordinated Debt Common Stock Warrants, 85.4% of Co.(1) Redeemable Preferred Stock	16,951 7,454 3,930	16,951 3,232 3,406

			28,335	23,589

MBT International, Inc.	Wholesale — Musical Instrument Distributor	Senior Debt Subordinated Debt Common Stock Warrants, 27.7% of Co.(1) Preferred Stock, Convertible into 48.0% of Co.(1)	3,300 7,459 1,215 2,250	3,300 7,545 991 1,722

			14,224	13,558

Network for Medical Communication & Research, LLC	Service — Provider of Specialized Medical Educational Programs	Subordinated Debt Common Stock Warrants, 31.9% of Co.(1)	15,944 2,038	15,944 23,544

			17,982	39,488

PaR Systems, Inc.	Industrial Products — Robotic Systems	Subordinated Debt Common Stock, 25.8% of Co.(1) Common Stock Warrants, 42.5% of Co.(1)	19,479 2,500 4,116	19,479 3,314 5,458

			26,095	28,251

Precitech, Inc.	Commercial Products — Ultra Precision Machining Systems	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock, 43.3% of Co.(1) Common Stock Warrants, 44.7% of Co.(1)	9,587 5,124 1,741 2,204 2,278	9,587 5,124 1,741 1,526 2,278

			20,934	20,256

Stacas Holding, Inc.	Transportation — Overnight Shorthaul Delivery	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock, 18.0% of Co.(1) Common Stock Warrants, 62.0% of Co.(1)	4,547 15,038 5,000 — 2,869	4,547 15,038 2,827 — 2,869

			27,454	25,281

Starcom Holdings, Inc.	Commercial Products — Electrical Contractor	Subordinated Debt Common Stock, 2.6% of Co.(1) Common Stock Warrants, 16.2% of Co.(1)	25,232 616 3,914	22,070 — —

			29,762	22,070

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2002

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Sunvest Industries, LLC	Industrial Products — Contract Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants, 73.0% of Co.(1) Redeemable Preferred Stock(1)	4,286 5,635 1,358 1,760	4,286 494 — —

			13,039	4,780

Texstars, Inc.	Aerospace — Aviation and Transportation Accessories	Senior Debt Subordinated Debt Common Stock, 39.4% of Co.(1) Common Stock Warrants, 40.5% of Co.(1)	14,380 7,136 1,500 1,542	14,380 7,136 1,500 1,542

			24,558	24,558

The Inca Group	Industrial Products — Steel Products	Senior Debt Subordinated Debt Redeemable Preferred Stock(1) Common Stock, 2.3% of Co.(1) Common Stock Warrants, 95.7% of Co.(1)	179 19,052 15,357 5,100 3,060	179 19,158 11,120 — 1,446

			42,748	31,903

Weston ACAS Holdings, Inc.	Service — Environmental Consulting	Subordinated Debt Common Stock, 8.3% of Co.(1) Common Stock Warrants, 22.6% of Co.(1) Redeemable Preferred Stock	14,661 1,932 5,246 1,462	14,661 7,142 19,455 1,462

			23,301	42,720

Subtotal Control Investments			750,302	671,141

AFFILIATE INVESTMENTS
Futurelogic Group, Inc.	Commercial Products — Embedded Thermal Printer Solutions	Senior Debt Subordinated Debt Common Stock, 5.1% of Co.(1) Common Stock Warrants, 2.7% of Co.(1)	12,931 12,937 20 —	12,931 12,937 20 —

			25,888	25,888

Northwest Coatings Corp.	Industrial Products — Water-based Adhesives and Coatings	Subordinated Debt Common Stock, 18.6% of Co.(1) Common Stock Warrants, 4.3% of Co.(1) Redeemable Preferred Stock	9,916 250 57 2,250	9,916 250 57 2,250

			12,473	12,473

Trinity Hospice, LLC	Healthcare — Hospice Care	Senior Debt Common Stock, 7.4% of Co.(1) Redeemable Preferred Stock	11,693 7 1,557	11,693 472 1,557

			13,257	13,722

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2002

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Westwind Group Holdings, Inc.	Service — Restaurants	Redeemable Preferred Stock(1) Common Stock, 10.0% of Co.(1)	3,598 —	— —

			3,598	—

Subtotal Affiliate Investments			55,216	52,083

INTEREST RATE SWAP AGREEMENTS
	Pay Fixed/ Receive Floating	19 Contracts Notional Amounts Totaling $441,430	—	(32,169)

	Pay Floating/ Receive Floating	11 Contracts Notional Amounts Totaling $213,999	—	(86)

Subtotal Interest Rate Swap Agreements			—	(32,255)

Totals			$1,334,987	$1,248,459

(1)	Non-income producing
(2)	Public company
(3)	Foreign investment

See accompanying notes.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

September 30, 2003

(Unaudited)

(In thousands)

	Preferred Stock	Common Stock		Capital in Excess of Par Value	Unearned Compensation	Notes Receivable From Sale of Common Stock	(Distributions in Excess of) Undistributed Net Realized Earnings	Unrealized Appreciation (Depreciation) of Investments	Total Shareholders’ Equity
		Shares	Amount

Balance at December 31, 2001	$—	38,017	$380	$699,291	$—	$(27,143)	$(7,564)	$(24,699)	$640,265
Issuance of common stock	—	2,914	29	73,180	—	—	—	—	73,209
Issuance of common stock under stock option plans	—	484	5	10,882	—	(9,169)	—	—	1,718
Issuance of common stock under the Dividend Reinvestment Plan	—	23	1	636	—	—	—	—	637
Repayments of notes receivable from sale of common stock	—	—	—	—	—	3,871	—	—	3,871
Foreclosures of notes receivable from sale of common stock	—	(981)	(10)	(22,632)	—	23,378	—	—	736
Net increase (decrease) in shareholders’ equity resulting from operations	—	—	—	—	—	—	50,977	(46,632)	4,345
Distributions	—	—	—	—	—	—	(74,157)	—	(74,157)

Balance at September 30, 2002	$—	40,457	$405	$761,357	$—	$(9,063)	$(30,744)	$(71,331)	$650,624

Balance at December 31, 2002	$—	43,469	$435	$812,150	$—	$(9,021)	$(29,459)	$(86,446)	$687,659
Issuance of common stock	—	13,385	134	292,133	—	—	—	—	292,267
Issuance of common stock under stock option plans	—	70	—	1,469	—	—	—	—	1,469
Issuance of common stock under the Dividend Reinvestment Plan	—	12	—	291	—	—	—	—	291
Repayments of notes receivable from sale of common stock	—	—	—	—	—	76	—	—	76
Stock-based compensation	—	—	—	18,542	(17,602)	—	—	—	940
Net increase (decrease) in shareholders’ equity resulting from operations	—	—	—	—	—	—	113,767	(61,926)	51,841
Distributions	—	—	—	—	—	—	(107,484)	—	(107,484)

Balance at September 30, 2003	$—	56,936	$569	$1,124,585	$(17,602)	$(8,945)	$(23,176)	$(148,372)	$927,059

See accompanying notes.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(Dollars in thousands)

	Nine Months Ended September 30,
	2003	2002

Operating activities:
Net increase in shareholders’ equity resulting from operations	$51,841	$4,345
Adjustments to reconcile net increase in shareholders’ equity resulting from operations to net cash provided by operating activities:
Net unrealized depreciation of investments	61,926	46,632
Net realized (gain) loss on investments	(15,832)	23,620
Accretion of loan discounts	(10,352)	(9,515)
Accrued payment-in-kind dividends and interest	(18,091)	(14,436)
Collection of loan origination fees	2,702	1,388
Amortization of deferred finance costs and debt discount	2,338	360
Stock-based compensation	940	—
Depreciation of property and equipment	774	547
Increase in interest receivable	(3,011)	(4,125)
Increase in other assets	(2,716)	(3,178)
Decrease in other liabilities	2,411	2,704

Net cash provided by operating activities	72,930	48,342

Investing activities:
Proceeds from sale of equity investments	53,632	1,345
Collection of payment-in-kind notes	4,023	423
Collection of accreted loan discounts	4,315	612
Collection of payment-in-kind dividends	894	—
Proceeds from sale of senior debt investments	23,975	—
Principal repayments	199,185	55,963
Purchases of investments	(634,177)	(384,187)
Capital expenditures	(1,761)	(949)
Repayments of employee notes receivable issued in exchange for common stock	76	3,871
Collection of cash collateral on foreclosed employee notes receivable	—	736

Net cash used in investing activities	(349,838)	(322,186)

Financing activities:
Proceeds from asset securitizations	238,741	304,771
Repayments of revolving credit facility, net	(35,585)	(1,242)
Repayment of notes payable	(138,009)	(29,864)
Proceeds from repurchase agreements	42,798	—
Increase in deferred financing costs	(5,002)	(5,711)
Increase in debt service escrows	(9,895)	(3,571)
Issuance of common stock	293,736	74,927
Distributions paid	(70,170)	(50,042)

Net cash provided by financing activities	316,614	289,268

Net increase in cash and cash equivalents	39,706	15,424
Cash and cash equivalents at beginning of period	13,080	14,168

Cash and cash equivalents at end of period	$52,786	$29,592

Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment	$291	$637
Non-cash proceeds from sale of senior debt investments	$103	$—
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$—	$9,169
Foreclosures of notes receivable from sale of common stock	$—	$22,642

See accompanying notes.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Unaudited)

(In thousands except per share data)

	Nine Months Ended September 30,
	2003	2002

Per Share Data
Net asset value at beginning of the period	$15.82	$16.84

Net operating income(1)	1.87	1.93
Net realized gain (loss) on investments(1)	0.30	(0.61)
Increase in net unrealized depreciation on investments(1)	(1.18)	(1.21)

Net increase in shareholders’ equity resulting from operations(1)	0.99	0.11
Issuance of common stock	1.42	1.08
Effect of antidilution (dilution)	0.09	(0.07)
Distribution of net investment income	(2.04)	(1.88)

Net asset value at end of period	$16.28	$16.08

Per share market value at end of period	$24.86	$18.84
Total return(2)	25.2%	(28.3)%
Shares outstanding at end of period	56,936	40,457
Ratio/Supplemental Data:
Net assets at end of period	$927,059	$650,624
Average net assets	$807,359	$645,445
Average long-term debt outstanding	$547,400	$372,900
Average long-term debt per common share(1)	$10.44	$9.66
Ratio of operating expenses, net of interest expense, to average net assets	3.65%	3.46%
Ratio of interest expense to average net assets	1.51%	1.42%

Ratio of operating expenses to average net assets	5.16%	4.88%
Ratio of net operating income to average net assets	12.13%	11.56%

(1)	Weighted Average Basic per share data.
(2)	Total return equals the increase (decrease) of the ending market value over the beginning market value plus reinvested dividends, based on the stock price on date of reinvestment, divided by the beginning market value.

See accompanying notes.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(In thousands except per share data)

Note 1.    Unaudited Interim Financial Statements

Interim financial statements of American Capital Strategies, Ltd. (the “Company”) are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Certain previously reported amounts have been reclassified. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K, as filed with the Securities and Exchange Commission.

Note 2.    Organization

The Company was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. As a result of the changes, the Company’s predominant source of operating income changed from financial performance and advisory fees to interest and dividends earned from investing the Company’s assets in debt and equity of businesses. The Company’s investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders’ equity through appreciation in value of the Company’s equity interests.

The Company is the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”) and through ACFS continues to provide financial advisory services to businesses, principally the Company’s portfolio companies. The Company is headquartered in Bethesda, Maryland, and has offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. The Company’s reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly owned subsidiary, ACFS.

Note 3.    Investments

Investments are carried at fair value, as determined in good faith by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which the Company has various degrees of trading restrictions, the Company prepares an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company and

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

the value of recent investments in the equity securities of the portfolio company. The Company will use weighting of some or all of the above valuation methods. In valuing convertible debt, equity or other securities, the Company will value its equity investment based on its pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. The Company will value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, the Company will reduce the value of the Company’s debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

As required by the 1940 Act, the Company classifies its investments by the level of control it has over the underlying portfolio companies. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested, if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board of directors. The Company is deemed to be an Affiliated Company of a company in which it has invested, if it owns 5% or more and less than 25% of the voting securities of such company.

Investments consist of securities issued by publicly- and privately-held companies, which have been valued at $1,570,419 as of September 30, 2003. These securities consist of senior debt, subordinated debt generally with detachable equity warrants, preferred stock and common stock. The debt securities have effective interest rates ranging from 0.00% to 34.08% and are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. The Company’s investments in equity warrants, common stock, and certain investments in preferred stock generally do not produce current income. At September 30, 2003, loans with eleven portfolio companies with a total principal balance of $102,776 are on non-accrual status. At September 30, 2003, loans, excluding loans on non-accrual status, with two portfolio companies with a principal balance of $13,261 were past due.

The ownership percentages for equity instruments included on the accompanying consolidated schedule of investments reflect the diluted ownership percentages. In cases where the Company is either entitled to receive conditional common stock warrants or required to return common stock warrants if certain performance thresholds are met, the ownership percentages for equity instruments included on the accompanying consolidated schedule of investments reflect the ownership percentages based upon the performance thresholds met, if any, at the balance sheet date.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities. Loan origination fees collected upon the funding of a loan are deferred and accreted into interest income over the life of the loan using the effective interest method. Dividend income is recognized on the ex-dividend date. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. The Company will assess the collectibility of the interest based on many factors including the portfolio company’s ability to service the Company’s loan based on current and projected cash flows. For loans with payment-in-kind (“PIK”) interest features, the Company bases income accruals on the valuation of the PIK notes received from the borrower. If the portfolio company valuation indicates a value of the PIK notes that is not sufficient to cover the contractual interest, the Company will not accrue interest income on the notes.

Summaries of the composition of the Company’s investment portfolio of as of September 30, 2003 and December 31, 2002 at cost and fair value are shown in the following table:

	September 30, 2003	December 31, 2002

COST
Senior debt	21.8%	21.2%
Subordinated debt	54.0%	53.6%
Subordinated debt with non-detachable warrants	2.5%	2.3%
Preferred stock	10.7%	10.4%
Common stock warrants	7.2%	9.2%
Common stock	3.8%	3.3%

	September 30, 2003	December 31, 2002

FAIR VALUE
Senior debt	22.7%	22.2%
Subordinated debt	55.6%	52.6%
Subordinated debt with non-detachable warrants	2.6%	2.4%
Preferred stock	4.9%	6.2%
Common stock warrants	10.5%	14.0%
Common stock	3.7%	2.6%

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

The following table shows the portfolio composition by industry grouping at cost and at fair value:

	September 30, 2003	December 31, 2002

COST
Commercial Products	20.0%	21.7%
Consumer Products	19.9%	18.9%
Industrial Products	17.0%	24.4%
Service	7.9%	6.0%
Transportation	7.7%	4.2%
Aerospace	5.5%	4.7%
Food Products	5.0%	3.5%
Financial Services	4.3%	0.4%
Chemical Products	3.9%	5.6%
Information Technology	2.8%	3.5%
Healthcare	2.4%	3.5%
Wholesale	1.9%	1.8%
Retail	0.7%	1.2%
Construction	0.6%	0.0%
Real Estate	0.2%	0.2%
Media	0.1%	0.2%
Telecommunications	0.1%	0.2%

	September 30, 2003	December 31, 2002

FAIR VALUE
Commercial Products	20.4%	21.8%
Consumer Products	20.1%	19.3%
Industrial Products	12.7%	21.0%
Service	10.2%	9.2%
Transportation	7.5%	3.8%
Aerospace	6.5%	4.8%
Food Products	5.2%	3.4%
Financial Services	4.5%	0.3%
Information Technology	3.6%	4.4%
Chemical Products	3.4%	5.8%
Wholesale	2.0%	1.8%
Healthcare	1.9%	2.8%
Retail	1.1%	1.1%
Construction	0.6%	0.0%
Real Estate	0.2%	0.3%
Media	0.1%	0.2%
Telecommunications	0.0%	0.0%

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

The following table shows the portfolio composition by geographic location at cost and at fair value. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	September 30, 2003	December 31, 2002

COST
Mid-Atlantic	19.5%	25.3%
Southwest	22.2%	23.0%
Southeast	17.5%	17.6%
North-Central	19.0%	14.3%
South-Central	10.3%	9.8%
Northeast	8.0%	5.8%
Foreign	3.5%	4.2%

	September 30, 2003	December 31, 2002

FAIR VALUE
Mid-Atlantic	20.7%	27.5%
Southwest	22.6%	22.9%
Southeast	19.0%	17.9%
North-Central	18.4%	14.0%
South-Central	9.3%	9.5%
Northeast	8.2%	5.4%
Foreign	1.8%	2.8%

Note 4.    Borrowings

The Company’s debt obligations consisted of the following as of September 30, 2003 and December 31, 2002:

DEBT	September 30, 2003	December 31, 2002

Revolving debt-funding facility	$220,208	$255,793
Repurchase agreements	42,798	—
ACAS Business Loan Trust 2000-1 asset securitization	51,483	92,767
ACAS Business Loan Trust 2002-1 asset securitization	77,472	117,259
ACAS Business Loan Trust 2002-2 asset securitization	113,234	154,145
ACAS Business Loan Trust 2003-1 asset securitization	222,771	—

Total	$727,966	$619,964

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

The weighted average debt balance for the three months ended September 30, 2003 and 2002 was $642,400 and $451,200, respectively. The weighted average debt balance for the nine months ended September 30, 2003 and 2002 was $547,400 and $372,900, respectively. The weighted average interest rate on all of the Company’s borrowings, including amortization of deferred financing costs, for the three months ended September 30, 2003 and 2002 was 2.75%, and 3.36%, respectively. The weighted average interest rate on all of the Company’s borrowings, including amortization of deferred financing costs, for the nine months ended September 30, 2003 and 2002 was 2.96%, and 3.28%, respectively.

Revolving Debt-Funding Facility

The Company, through ACS Funding Trust I, an affiliated business trust, has a revolving debt-funding facility. On June 13, 2003, the Company and ACS Funding Trust I entered into an amended and restated loan funding and service agreement with the existing lenders with an aggregate commitment of $225,000 through a termination date of June 13, 2006. On October 8, 2003, the Company received a temporary increase in the aggregate commitment of our revolving credit facility from $225,000 to $305,000. The commitment will revert back to $225,000 on or prior to January 4, 2004.

Repurchase Agreements

During the third quarter 2003, the Company sold all or a portion of certain senior loans under repurchase agreements. The repurchase agreements are short-term financing, in which the Company sells the senior loans for a sale price generally ranging from 70% to 80% of the face amount of the senior loans and the Company has an obligation to repurchase the senior loans at the original sale price on a future date. The Company is required to make payments to the purchaser equal to one-month LIBOR plus 250 basis points of the sales price. As of September 30, 2003, the Company had $42,798 outstanding under the repurchase agreements. The purchaser is entitled to receive all interest and principal on the senior loans and required to remit all interest and principal payments to the Company. The purchaser cannot repledge or sell the loans. The Company has treated the repurchase agreements as secured financing arrangements with the sale price of the senior loans included as a debt obligation on the accompanying consolidated balance sheets.

Asset Securitizations

On May 21, 2003, the Company completed a $239,000 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2003-1 (“Trust V”), an affiliated statutory trust, and contributed to Trust V $308,000 in loans. Subject to continuing compliance with certain conditions, the Company will remain as servicer of the loans. Simultaneously with the initial contribution, Trust V was authorized to issue $185,000 Class A notes, $31,000 Class B notes, $23,000 Class C notes and $69,000 Class D notes. The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes were retained by an affiliate of Trust V. The Class C notes consist of a $17,000 tranche of floating rate notes and a $6,000 tranche of fixed rate notes. The Class A notes carry an interest rate of one-month LIBOR plus 55 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 120 basis points. The floating rate tranche of the Class C notes carries an interest rate of one-month LIBOR plus 225 basis points and the fixed rate tranche carries an interest rate of 5.14%. The Company has issued all of the Class A, Class B and Class C notes. The loans

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

are secured by loans from the Company’s portfolio companies with a principal balance of $292,000 as of September 30, 2003. The Class A notes mature on March 20, 2008, the Class B notes mature on September 20, 2008 and the Class C notes mature on December 20, 2008. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes.

The transfer of the assets to Trust V and the related sale of notes by Trust V have been treated as a secured borrowing financing arrangement by the Company under SFAS No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” As required by the terms of the Trust V, the Company has entered into interest rate swaps to match the interest rate basis of the assets in Trust V with the interest rate basis of the corresponding debt.

Note 5.    Stock Options

In the second quarter of 2003, the Company adopted FASB Statement No. 123 (SFAS 123), “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123.” In applying SFAS 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed over the vesting period of the options and are included on the accompanying Consolidated Statements of Operations under “Stock-based compensation.” The Company continues to apply APB No. 25, “Accounting for Stock Issued to Employees” (APB 25), and related interpretations in accounting for its stock-based compensation plan for all stock options granted prior to January 1, 2003. In accordance with SFAS 123, the Company elected to continue to apply the provisions of APB 25 to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of the Company’s consolidated net operating income and net increase in shareholders’ equity resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123.

On May 15, 2003, the Company’s shareholders approved the 2003 Employee Stock Option Plan (the “2003 Plan”), which provides for the granting of up to 3,500 options to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant to employees of the Company. The 2003 Plan provides that unless the Compensation and Compliance Committee of the Board of Directors determines otherwise, the exercise price of options will be automatically reduced by the amount of any cash dividends paid on the Company’s common stock after the option is granted but before it is exercised.

During the nine months ended September 30, 2003, the Company granted 2,326 options to purchase common stock under the 2003 Plan. For the options granted under the 2003 Plan, the Company estimated the weighted average fair value on the date of grant of $10.09 per option using a Black-Scholes option pricing model and the following assumptions: exercise price at market on date of grant, dividend yield of 0% (13.75% expected dividend yield reduced to 0.0% since stock option exercise price is reduced for dividends paid), weighted average risk-free interest rate of 3.3%, expected volatility factor of 0.38, and expected lives of the options of 6 years. During the nine months ended September 30, 2003, the Company also granted 81 options to purchase common stock under the Company’s 1997 Employee Stock Option Plan, 2000 Employee Stock Option Plan and the 2002 Employee Stock Option Plan (collectively the “Prior Plans”). For the options granted under the Prior Plans, the Company estimated

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

the weighted average fair value on the date of grant of $1.95 per option using a Black-Scholes option pricing model and the following assumptions: exercise price at market on date of grant, dividend yield of 13.75%, weighted average risk-free interest rate of 2.9%, expected volatility factor of 0.38, and expected lives of the options of 5 years. In determining the compensation cost for options granted in 2003 and forward, the Company estimates expected future forfeitures of 8%.

The following table summarizes the pro forma effect of stock options granted prior to January 1, 2003 on consolidated net operating income and the net increase (decrease) in shareholders’ equity resulting from operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Net operating income
As reported	$36,614	$26,698	$97,935	$74,597
Stock-based employee compensation, net of tax	(1,255)	(1,536)	(4,222)	(4,167)

Pro forma	$35,359	$25,162	$93,713	$70,430

Net operating income per common share
Basic as reported	$0.67	$0.66	$1.87	$1.93

Basic pro forma	$0.64	$0.62	$1.79	$1.83

Diluted as reported	$0.66	$0.66	$1.86	$1.90

Diluted pro forma	$0.64	$0.62	$1.78	$1.80

Net increase (decrease) in shareholders’ equity resulting from operations
As reported	$26,507	$(11,524)	$51,841	$4,345
Stock-based employee compensation, net of tax	(1,255)	(1,536)	(4,222)	(4,167)

Pro forma	$25,252	$(13,060)	$47,619	$178

Net increase (decrease) in shareholders’ equity resulting from operations per common share
Basic as reported	$0.48	$(0.29)	$0.99	$0.11

Basic pro forma	$0.46	$(0.32)	$0.91	$0.00

Diluted as reported	$0.48	$(0.29)	$0.98	$0.11

Diluted pro forma	$0.46	$(0.32)	$0.90	$0.00

The effects of applying SFAS 123 for pro forma disclosures are not likely to be representative of the effects on reported consolidated net operating income and net increase in shareholders’ equity resulting from operations for future periods.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

Note 6.    Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the three and nine months ended September 30, 2003 and 2002:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Numerator for basic and diluted net operating income per share	$36,614	$26,698	$97,935	$74,597

Numerator for basic and diluted earnings (loss) per share	$26,507	$(11,524)	$51,841	$4,345

Denominator for basic weighted average shares	54,919	40,269	52,408	38,585
Employee stock options	328	15	190	113
Contingently issuable shares*	5	367	52	500
Warrants	—	7	—	9

Denominator for diluted weighted average shares	55,252	40,658	52,650	39,207

Basic net operating income per common share	$0.67	$0.66	$1.87	$1.93
Diluted net operating income per common share	$0.66	$0.66	$1.86	$1.90
Basic earnings (loss) per common share	$0.48	$(0.29)	$0.99	$0.11
Diluted earnings (loss) per common share	$0.48	$(0.29)	$0.98	$0.11

*	Contingently issuable shares are unvested shares outstanding that secure employee stock option loans.

Note 7.    Segment Data

The Company’s reportable segments are its investing operations as a business development company (“ACAS”) and the financial advisory operations of its wholly owned subsidiary, ACFS.

The following table presents segment data for the three months ended September 30, 2003:

	ACAS	ACFS	Consolidated

Interest and dividend income	$40,517	$—	$40,517
Fee income	911	11,890	12,801

Total operating income	41,428	11,890	53,318
Interest	4,412	—	4,412
Salaries and benefits	1,661	5,955	7,616
General and administrative	1,712	2,259	3,971
Stock-based compensation	705	—	705

Total operating expenses	8,490	8,214	16,704

Net operating income	32,938	3,676	36,614
Net realized loss on investments	(12,283)	—	(12,283)
Net unrealized appreciation of investments	2,176	—	2,176

Net increase in shareholders’ equity resulting from operations	$22,831	$3,676	$26,507

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

The following table presents segment data for the nine months ended September 30, 2003:

	ACAS	ACFS	Consolidated

Interest and dividend income	$111,892	$—	$111,892
Fee income	2,976	24,719	27,695

Total operating income	114,868	24,719	139,587

Interest	12,156	—	12,156
Salaries and benefits	3,007	13,387	16,394
General and administrative	5,008	7,154	12,162
Stock-based compensation	940	—	940

Total operating expenses	21,111	20,541	41,652

Net operating income	93,757	4,178	97,935
Net realized gain on investments	15,832	—	15,832
Net unrealized depreciation of investments	(61,926)	—	(61,926)

Net increase in shareholders’ equity resulting from operations	$47,663	$4,178	$51,841

The following table presents segment data for the three months ended September 30, 2002:

	ACAS	ACFS	Consolidated

Interest and dividend income	$31,422	$—	$31,422
Fee income	371	7,483	7,854

Total operating income	31,793	7,483	39,276

Interest	3,793	—	3,793
Salaries and benefits	476	5,202	5,678
General and administrative	1,056	2,051	3,107

Total operating expenses	5,325	7,253	12,578

Net operating income	26,468	230	26,698
Net realized loss on investments	(23,462)	—	(23,462)
Net unrealized depreciation of investments	(14,760)	—	(14,760)

Net (decrease) increase in shareholders’ equity resulting from operations	$(11,754)	$230	$(11,524)

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

The following table presents segment data for the nine months ended September 30, 2002:

	ACAS	ACFS	Consolidated

Interest and dividend income	$89,415	$—	$89,415
Fee income	682	15,998	16,680

Total operating income	90,097	15,998	106,095

Interest	9,179	—	9,179
Salaries and benefits	1,374	12,819	14,193
General and administrative	3,475	4,651	8,126

Total operating expenses	14,028	17,470	31,498

Net operating income (loss)	76,069	(1,472)	74,597
Net realized loss on investments	(23,620)	—	(23,620)
Net unrealized depreciation of investments	(46,632)	—	(46,632)

Net increase (decrease) in shareholders’ equity resulting from operations	$5,817	$(1,472)	$4,345

Note 8.    Commitments

As of September 30, 2003, the Company had commitments under loan agreements to fund up to $48,503 to eleven portfolio companies. These commitments are generally composed of working capital credit facilities and acquisition credit facilities. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in the Company’s portfolio.

As of September 30, 2003, the Company had performance guarantees that total $14,016 for two portfolio companies that will expire upon the performance of the portfolio company. The Company generally entered into the performance guarantees to ensure a portfolio company’s specific performance under a service contract as required by the respective portfolio company’s customer. The Company would be required to perform under the guarantee if the related portfolio company were unable to meet specific requirements under the related contract. Fundings under the guarantees by the Company would generally constitute a subordinated debt liability of the portfolio company.

Note 9.    Shareholders’ Equity

In September 2003, the Company sold 2,000 shares of common stock in a follow-on equity offering. The proceeds of the offering net of the underwriter’s discount of $47,364 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

In March 2003, the Company sold 6,670 shares of common stock in a follow-on equity offering. The proceeds of the offering net of the underwriter’s discount of $143,356 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

In January 2003, the Company sold 4,715 shares of common stock in a follow-on equity offering. The proceeds of the offering net of the underwriter’s discount of $102,033 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

Interim financial statements

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Unaudited)

(In thousands except per share data)

Note 10.    Investment in New Piper Aircraft, Inc.

In May 1998, the Company made an investment of $20,000 in the New Piper Aircraft, Inc. (“Piper Aircraft”) consisting of subordinated debt and common stock warrants. On June 30, 2003, the Company purchased the $56,000 existing senior debt of Piper Aircraft for $33,500 and assumed an undrawn $11,500 revolving credit facility. On June 30, 2003, the Company entered into a binding Exchange of Indebtedness Agreement (“Exchange Agreement”) to exchange up to $22,500 of the purchased senior debt into warrants to purchase shares of Piper Aircraft common stock as part of a recapitalization of Piper Aircraft. The recapitalization contemplated by the Exchange Agreement required the consent of the existing Piper Aircraft stockholders. On July 17, 2003, a recapitalization transaction was consummated on terms economically similar to but structurally different from that contemplated by the Exchange Agreement. Under the final recapitalization, all of the existing Piper Aircraft equity, including the Company’s existing common stock warrants, was converted into cash. The purchased senior debt discount was converted into $481 of subordinated debt, with the remaining $22,019 converted into 94.0% of the common equity of Piper Aircraft. As part of the recapitalization, an existing Piper Aircraft stockholder purchased the remaining 6.0% of common equity for $851.

In the first quarter of 2003, the Company recorded unrealized depreciation of $10,344 to reduce the Company’s investments in common stock warrants and subordinated debt of Piper Aircraft to its estimated fair value. In the second quarter of 2003, the Company recorded unrealized appreciation of $14,734 to increase the Company’s investments in the subordinated debt and common equity of Piper Aircraft to its estimated fair value. The increase in the estimated fair value of the Company’s subordinated debt and common equity investments resulted primarily from the impact of the exchange of the purchased senior debt discount contemplated in the Exchange Agreement, which served to improve the priority of the Company’s existing debt investment in Piper Aircraft’s capital structure. As a result of the final recapitalization consummated in the third quarter of 2003, the Company recorded a realized loss of $2,231 to write off its investment in the existing equity of Piper Aircraft offset by unrealized appreciation of $2,231 for the reversal of prior period depreciation. During the third quarter of 2003, the Company also recorded unrealized depreciation of $3,087 due to a decrease in the estimated fair value of its investment in Piper Aircraft during the third quarter.

Note 11.    Sale of Senior Loans

During the third quarter of 2003, the Company sold three senior loans for which the Company will remain as the servicer. Total proceeds received by the Company totaled $24,078, including $103 in loan serving assets.

Note 12.    Subsequent Event

On October 6, 2003, the Company sold 188 shares of common stock pursuant to the underwriters’ over-allotment option granted on September 25, 2003, and received proceeds, net of the underwriters’ discount, of $4,462.

On November 12, 2003, the Company sold 7,600 shares of common stock in a follow-on equity offering. The proceeds of the offering, net of the underwriters’ discount, of $194,735 are expected to be received on or about November 18, 2003 and will be used to repay outstanding borrowings under the revolving debt funding facility and to fund investments. The Company also granted the underwriters a 30-day over-allotment option to purchase up to 1,140 additional shares of common stock.

Interim management’s discussion and analysis of

financial condition and results of operations

(Dollars in thousands, except per share data)

All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which the Company operates negatively impacting the financial resources of the Company; (ii) certain of the Company’s competitors with substantially greater financial resources than the Company reducing the number of suitable investment opportunities offered to the Company or reducing the yield necessary to consummate the investment; (iii) volatility in the value of equity investments; (iv) increased costs related to compliance with laws, including environmental laws; (v) changes in the economic conditions that could cause the Company’s portfolio companies to default on their loans or provide no returns on the Company’s investments; (vi) changes in the underlying assumptions used to value the Company’s privately held securities; (vii) ability of the Company to obtain additional financing; (viii) ability of the Company to retain key management personnel; and (ix) general business and economic conditions and other risk factors described in the Company’s reports filed from time to time with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company’s consolidated financial statements and the notes thereto.

PORTFOLIO COMPOSITION

The Company’s primary business is investing in and lending to businesses through investments in senior debt, subordinated debt generally with detachable equity warrants, preferred stock, and common stock. The total portfolio value of investments in publicly and non-publicly traded securities was $1,570,419 and $1,248,459 at September 30, 2003 and December 31, 2002, respectively. During the three and nine months ended September 30, 2003, the Company made investments totaling $271,000 and $653,100, respectively, including $0 and $20,600, respectively, in funds committed but undrawn under credit facilities. During the three and nine months ended September 30, 2002, the Company made investments totaling $144,900 and $393,500, respectively, including $3,350 and $14,450, respectively, in funds committed but undrawn under credit facilities. The weighted average effective interest rate on debt securities was 13.0% at September 30, 2003.

The Company’s strategy for investing in new portfolio companies is to invest capital in the following three types of transactions: (i) providing senior debt, mezzanine debt and equity and serving as a financial partner in management and employee buyouts, (ii) providing senior debt, mezzanine debt and equity financing for buyouts led by private equity firms, and (iii) providing senior debt, mezzanine debt and equity directly to private and small public companies.

The Company seeks to be a long-term partner with its portfolio companies. As a long-term partner, the Company will invest capital in a portfolio company subsequent to the initial investment if the Company believes that it can achieve appropriate returns for its investment. Add-on financings fund i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company’s business, ii) recapitalization of the portfolio company, iii) growth at the portfolio company such as product development or plant expansions, or iv) working capital for

Interim management’s discussion and analysis of financial condition and results of operations portfolio companies that need capital to fund operating costs, debt service, or growth in receivables or inventory.

The Company’s investments during the three and nine months ended September 30, 2003 and 2002 were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

New Portfolio Company Financing for Private Equity Buyouts	$113,800	$40,000	$352,150	$137,500
New Portfolio Company Direct Investments	—	—	40,000	—
New Portfolio Company Buyouts	124,200	86,300	124,200	209,300
Add-On Financing for Acquisitions	16,800	15,600	35,200	25,400
Add-On Financing for Recapitalization	13,300	—	37,550	—
Add-On Financing for Buyouts	100	—	45,100	—
Add-On Financing for Growth	—	100	—	2,100
Add-On Financing for Working Capital	2,800	2,900	18,900	19,200

Total	$271,000	$144,900	$653,100	$393,500

RESULTS OF OPERATIONS

The Company’s consolidated financial performance, as reflected in its Consolidated Statements of Operations, is composed of three primary elements. The first element is “Net operating income,” which is primarily the interest and dividends earned from investing in debt and equity securities and financial advisory, transaction structuring, financing and prepayment and other fees, less the operating expenses of the Company. The second element is “Net realized (loss) gain on investments,” which reflects the difference between the proceeds from a sale or maturity of a portfolio investment and the cost at which the investment was carried on the Company’s Consolidated Balance Sheets. The third element is “Net unrealized appreciation (depreciation) of investments,” which is the net change in the estimated fair values of the Company’s portfolio investments at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate.

The consolidated operating results for the three and nine months ended September 30, 2003 and 2002 follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Operating income	$53,318	$39,276	$139,587	$106,095
Operating expenses	16,704	12,578	41,652	31,498

Net operating income	36,614	26,698	97,935	74,597
Net realized (loss) gain on investments	(12,283)	(23,462)	15,832	(23,620)
Net unrealized appreciation (depreciation) of investments	2,176	(14,760)	(61,926)	(46,632)

Net increase (decrease) in shareholders’ equity resulting from operations	$26,507	$(11,524)	$51,841	$4,345

Interim management’s discussion and analysis of financial condition and results of operations

Critical Accounting Policies

In 2003, the Company adopted FASB Statement No. 123 (SFAS 123), “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123.” In applying SFAS 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed over the vesting period of the options and are included on the accompanying Consolidated Statements of Operations under “Stock-based compensation.” The Company continues to apply APB No. 25, “Accounting for Stock Issued to Employees” (APB 25), and related interpretations in accounting for its stock-based compensation plan for all stock options granted prior to January 1, 2003. In accordance with SFAS 123, the Company elected to continue to apply the provisions of APB 25 to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of the Company’s consolidated net operating income and net increase in shareholders’ equity resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123.

Operating Income

Total operating income is comprised of two components: interest and dividend income and fees. For the three months ended September 30, 2003, total operating income increased $14,042, or 36%, over the three months ended September 30, 2002. For the nine months ended September 30, 2003, total operating income increased $33,492, or 32%, over the nine months ended September 30, 2002. Interest and dividend income consisted of the following for the three and nine months ended September 30, 2003 and 2002:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Interest income on debt securities	$42,649	$33,407	$119,407	$93,193
Interest cost of interest rate swap agreements	(4,618)	(3,185)	(12,735)	(6,966)
Interest income on bank deposits and employee loans	147	348	449	1,191
Dividend income on equity securities	2,339	852	4,771	1,997

Total interest and dividend income	$40,517	$31,422	$111,892	$89,415

Interest income on debt securities increased by $9,242, or 28%, to $42,649 for the three months ended September 30, 2003 from $33,407 for the comparable period in 2002. To match the interest rate basis of its assets and liabilities and to fulfill its obligations under the terms of its revolving debt funding facility and asset securitizations, the Company enters into interest rate swap agreements to hedge securitized debt investments in which it either pays a floating rate based on the prime rate and receives a floating rate based on LIBOR, or pays a fixed rate and receives a floating rate based on LIBOR. Use of the interest rate swaps enables the Company to manage the impact of changing interest rates on spreads between the yield on in its investments and the cost of its borrowings. As a result, both interest income and interest expense are affected by changes in LIBOR. See “Quantitative and Qualitative Disclosure About Market Risk” for a discussion of the Company’s use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. The negative impact of the interest rate swap agreements increased by $1,433, from $3,185 for the three months ended September 30, 2002 to $4,618 for the three months ended September 30, 2003. Dividend income on equity securities increased by $1,487 to $2,339 for the three months ended September 30, 2003 from $852 for the comparable period in 2002 due primarily to a cash dividend of $1,600 received from one portfolio company.

Interim management’s discussion and analysis of financial condition and results of operations

The Company’s third quarter daily weighted average debt investments at cost, excluding discounts, increased from $996,000 in 2002 to $1,412,000 in 2003 resulting from new loan originations net of loan repayments during the last twelve months ended September 30, 2003. The third quarter daily weighted average interest rate on debt investments decreased to 12.1% in 2003 from 13.4% in 2002 due partially to a decrease in the weighted average monthly prime lending rate from 4.75% in the third quarter of 2002 to 4.00% in the third quarter of 2003 and a decrease in the average monthly LIBOR rate from 1.82% in the third quarter of 2002 to 1.14% in the third quarter of 2003. The decrease in the weighted average interest rate on debt securities is also partially due to an increase in the average non-accruing loans from $60,997 in the third quarter of 2002 to $112,839 in the third quarter of 2003. The third quarter daily weighted average interest rate on debt investments, including the impact of interest rate swaps, decreased to 10.8% in 2003 from 12.1% in 2002, due partially to the reasons noted above and to the negative impact of the interest rate swaps as a result of the new asset securitizations entered into in 2002 and 2003. The quarterly average notional amount of interest rate swaps as a percentage of the daily weighted average debt investments increased from 55.4% in third quarter 2002 to 56.2% in third quarter 2003. The Company’s third quarter daily weighted average total debt and equity investments at cost increased from $1,142,000 in 2002 to $1,631,000 in 2003. The third quarter daily weighted average yield on total debt and equity investments, including the impact of interest rate swaps, decreased to 9.9% in 2003 from 10.9% in 2002 primarily due to the reasons noted above.

Interest income on debt securities increased by $26,214, or 28%, to $119,407 for the nine months ended September 30, 2003 from $93,193 for the comparable period in 2002. The negative impact of the interest rate swap agreements increased by $5,769, from $6,966 for the nine months ended September 30, 2002 to $12,735 for the nine months ended September 30, 2003. Dividend income on equity securities increased by $2,774 to $4,771 for the nine months ended September 30, 2003 from $1,997 for the comparable period in 2002 due primarily to two cash dividends totaling $2,850 received from one portfolio company.

The Company’s daily weighted average debt investments at cost, excluding discounts, increased from $919,000 in 2002 to $1,256,000 in 2003 resulting from new loan originations net of loan repayments during the last twelve months ended September 30, 2003. The year-to-date third quarter daily weighted average interest rate on debt investments decreased to 12.7% in 2003 from 13.5% in 2002 due partially to a decrease in the weighted average monthly prime lending rate from 4.75% in 2002 to 4.14% in 2003 and a decrease in the average monthly LIBOR rate from 1.84% in the 2002 to 1.24% in the 2003. The decrease in the weighted average interest rate on debt securities is also partially due to an increase in the average non-accruing loans from $64,890 in 2002 to $105,868 in 2003. The year-to-date third quarter daily weighted average interest rate on debt investments, including the impact of interest rate swaps, decreased to 11.3% in 2003 from 12.5% in 2002 due partially to the reasons noted above and to the negative impact of the interest rate swaps as a result of the new asset securitizations entered into in 2002 and 2003. The quarterly average notional amount of interest rate swaps as a percentage of the daily weighted average debt investments increased from 49.7% in 2002 to 57.1% in 2003. The Company’s year-to-date third quarter daily weighted average total debt and equity investments at cost increased from $1,025,000 in 2002 to $1,457,000 in 2003. The third quarter daily weighted average yield on total debt and equity investments, including the impact of interest rate swaps, decreased to 10.2% in 2003 from 11.5% in 2002 primarily due to the reasons noted above.

Interim management’s discussion and analysis of financial condition and results of operations

Fee income consisted of the following for the three and nine months ended September 30, 2003 and 2002:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Transaction structuring fees	$4,412	$2,042	$5,987	$3,904
Financing fees	5,760	3,404	12,054	6,864
Financial advisory fees	869	1,009	2,855	2,621
Prepayment fees	676	235	2,431	458
Other structuring fees	0	236	2,150	958
Other fees	1,084	928	2,218	1,875

Total fee income	$12,801	$7,854	$27,695	$16,680

Fee income increased by $4,947, or 63%, to $12,801 for the three months ended September 30, 2003 from $7,854 for the comparable period in 2002. The Company recorded $4,412 in transaction structuring fees for three new portfolio company buyouts totaling $124,200 during the three months ended September 30, 2003 compared to $2,042 in fees for three new portfolio company buyout investments totaling $86,300 during the three months ended September 30, 2002. The transaction structuring fees were 3.6% and 2.4% of new buyout investments in 2003 and 2002, respectively. The increase in financing fees was attributable to an increase in new loan investments from $105,214 for the three months ended September 30, 2002 to $222,509 for the three months ended September 30, 2003. The financing fees were 2.6% and 3.2% of loan originations in 2003 and 2002, respectively. The prepayment fees of $676 for the three months ended September 30, 2003 were the result of the prepayment of four loans totaling $31,600.

Fee income increased by $11,015, or 66%, to $27,695 for the nine months ended September 30, 2003 from $16,680 for the comparable period in 2002. The Company recorded $5,987 in transaction structuring fees for four new portfolio company buyout or direct investments totaling $164,200 in year-to-date third quarter 2003 compared to $3,904 for seven new portfolio company buyout investments totaling $194,800 in year-to-date 2002. The transaction structuring fees were 3.7% and 2.0% of new buyout or direct investments in year-to-date 2003 and 2002, respectively. The increase in financing fees was attributable to an increase in new loan investments from $320,859 for the nine months ended September 30, 2002 to $594,087 for the nine months ended September 30, 2003. The financing fees were 2.0% and 2.1% of loan originations in 2003 and 2002, respectively. The prepayment fees of $2,431 for the nine months ended September 30, 2003 were the result of the prepayment of nine loans totaling $85,600.

Operating Expenses

Operating expenses for the three months ended September 30, 2003 increased $4,126, or 33%, over the three months ended September 30, 2002. Interest expense increased from $3,793 for the three months ended September 30, 2002 to $4,412 for the three months ended September 30, 2003 due to an increase in the Company’s weighted average borrowings from $451,200 for the three months ended September 30, 2002 to $642,400 for the three months ended September 30, 2003, net of a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 3.36% for the three months ended September 30, 2002 to 2.75% for the three months ended September 30, 2003. As discussed above, the decrease in the weighted average interest rate is due to a decrease in the average monthly LIBOR rate from 1.82% in the third quarter 2002 to 1.14% in the third quarter

Interim management’s discussion and analysis of financial condition and results of operations

2003. Salaries and benefits expense increased from $5,678 for the three months ended September 30, 2002 to $7,616 for the three months ended September 30, 2003 due partially to an increase in employees from 105 at September 30, 2002 to 127 at September 30, 2003. General and administrative expenses increased from $3,107 for the three months ended September 30, 2002 to $3,971 for the three months ended September 30, 2003 primarily due to higher facilities expenses resulting from additional corporate office space, accounting fees, legal fees, financial reporting expenses, reserves for uncollectible amounts, and insurance expense.

Operating expenses for the nine months ended September 30, 2003 increased $10,154, or 32%, over the nine months ended September 30, 2002. Interest expense increased from $9,179 for the nine months ended September 30, 2002 to $12,156 for the nine months ended September 30, 2003 due to an increase in the Company’s weighted average borrowings from $372,900 for the nine months ended September 30, 2002 to $547,400 for the nine months ended September 30, 2003, net of a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 3.28% for the nine months ended September 30, 2002 to 2.96% for the nine months ended September 30, 2003. As discussed above, the decrease in the weighted average interest rate is due to a decrease in the average monthly LIBOR rate from 1.84% in the year-to-date third quarter 2002 to 1.24% in the year-to-date third quarter 2003. Salaries and benefits expense increased from $14,193 for the nine months ended September 30, 2002 to $16,394 for the nine months ended September 30, 2003 due partially to an increase in employees from 105 at September 30, 2002 to 127 at September 30, 2003. General and administrative expenses increased from $8,126 for the nine months ended September 30, 2002 to $12,162 for the nine months ended September 30, 2003 primarily due to the same factors mentioned above in the quarter-over-quarter increase.

Stock-based compensation was $705 and $940 for the three and nine months ended September 30, 2003. In the second quarter of 2003, the Company adopted FASB Statement No. 123 (SFAS 123), “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123.”

Interim management’s discussion and analysis of financial condition and results of operations

Net Realized Gains (Losses)

The Company’s net realized gains (losses) for the three and nine months ended September 30, 2003 and 2002 consisted of the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Weston ACAS Holdings, Inc.	$—	$2,425	$24,930	$2,425
A&M Cleaning Products, Inc.	5,213	—	5,213	—
CST Industries, Inc.	4,964	—	4,964	—
Tube City, Inc.	3,729	—	3,729	—
Plastech Engineered Products, Inc.	—	—	1,641	—
Lubricating Specialties Co.	—	—	782	—
MBT International, Inc.	—	—	632	—
DigitalNet, Inc.	629	—	629	—
IGI, Inc.	—	—	—	1,295
Omnova Solutions, Inc.	—	137	—	615
Other, net	142	4	1,038	116

Total gross realized gains	14,677	2,566	43,558	4,451

Fulton Bellows & Components, Inc.	(10,911)	—	(10,911)	—
Parts Plus Group	(5,384)	—	(5,384)	—
Starcom Holdings, Inc.	(4,533)	—	(4,533)	—
Westwind Group Holdings, Inc.	(3,598)	—	(3,598)	—
New Piper Aircraft, Inc.	(2,231)	—	(2,231)	—
Goldman Industrial Group	—	(25,578)	—	(25,578)
IGI, Inc.	—	(410)	—	—
Decorative Surfaces International, Inc.	—	—	—	(1,353)
Biddeford Textile Corp	—	—	—	(1,100)
Other, net	(303)	(40)	(1,069)	(40)

Total gross realized losses	(26,960)	(26,028)	(27,726)	(28,071)

Total net realized (losses) gains	$(12,283)	$(23,462)	$15,832	$(23,620)

During the third quarter 2003, the Company exited its investment in A&M Cleaning Products, Inc. through a sale of its common stock warrants and redeemable preferred stock and the prepayment of the subordinated debt. The Company received $14,974 in total proceeds from the sale and recognized a net realized gain of $5,213 offset by the reversal of unrealized appreciation of $4,916. The realized gain was comprised of $653 of unamortized OID on the subordinated debt and $4,560 on the common stock warrants and redeemable preferred stock. The sale proceeds recognized by the Company include proceeds held in escrow of $886 and the Company could receive up to an additional $293 in sale proceeds held in escrow over the next three years. In addition, the Company received a prepayment fee of $120.

During the third quarter 2003, the Company exited its investment in CST Industries, Inc. through a sale of its common stock and the prepayment of the subordinated debt. The Company received $14,250 in total proceeds from the sale and recognized a net realized gain of $4,964 offset by the reversal of unrealized appreciation of $3,546. The realized gain was comprised of $804 of unamortized OID on the subordinated debt and $4,160 on the common stock. In addition, the Company received a prepayment fee of $270.

Interim management’s discussion and analysis of financial condition and results of operations

During the third quarter 2003, the Company exited its investment in Tube City, Inc. through a sale of its common stock warrants and the prepayment of the subordinated debt. The Company received $19,328 in total proceeds from the sale and recognized a net realized gain of $3,729 offset by the reversal of unrealized appreciation of $2,525. The realized gain was comprised of $1,927 of unamortized OID on the subordinated debt and $1,802 on the common stock warrants. In addition, the Company received a prepayment fee of $234.

During the third quarter 2003, the Company realized a gain of $629 from the realization of unamortized OID from the prepayment of debt by DigitalNet, Inc.

During the third quarter 2003, the Company sold investments in three portfolio companies for a nominal sales price as part of one sale transaction. The Company sold its investment in the redeemable and convertible preferred stock of Fulton Bellows & Components, Inc. (“Fulton Bellows”) and recognized a realized loss of $10,911 offset by the reversal of unrealized depreciation of $10,911. The Company retained its common stock warrant and debt investments in Fulton Bellows. The Company sold all of its investments in Parts Plus Group Inc., consisting of senior subordinated debt, redeemable preferred stock and common stock warrants, and recognized a realized loss of $5,384 offset by the reversal of unrealized depreciation of $5,380. The Company sold all of its investments in Westwind Group Holding, Inc., consisting of redeemable preferred stock and common stock, and recognized a realized a loss $3,598 offset by the reversal of unrealized depreciation of $3,598.

During the third quarter 2003, the Company completed a recapitalization of Starcom Holdings, Inc. (“Starcom”) through a newly created company, NewStarcom Holdings, Inc (“NewStarcom”). Under the terms of the recapitalization, the Company exchanged the senior debt of Starcom it purchased on June 30, 2003 for preferred equity in NewStarcom. In addition, American Capital’s existing subordinated notes issued by Starcom and its subsidiaries were refinanced with the proceeds of new subordinated notes issued by NewStarcom. Another existing investor in Starcom also exchanged its subordinated notes for preferred equity of NewStarcom and also provided $2,000 of new subordinated debt financing to NewStarcom. The Company realized a loss of $4,533 to write off its original common equity investment in Starcom as a result of the recapitalization offset by the reversal of unrealized depreciation of $4,530.

In May 1998, the Company made an investment of $20,000 in the New Piper Aircraft, Inc. (“Piper Aircraft”) consisting of subordinated debt and common stock warrants. On June 30, 2003, the Company purchased the $56,000 existing senior debt of Piper Aircraft for $33,500 and assumed an undrawn $11,500 revolving credit facility. On June 30, 2003, the Company entered into a binding Exchange of Indebtedness Agreement (“Exchange Agreement”) to exchange up to $22,500 of the purchased senior debt into warrants to purchase shares of Piper Aircraft common stock as part of a recapitalization of Piper Aircraft. The recapitalization contemplated by the Exchange Agreement required the consent of the existing Piper Aircraft stockholders. On July 17, 2003, a recapitalization transaction was consummated on terms economically similar to but structurally different from that contemplated by the Exchange Agreement. Under the final recapitalization, all of the existing Piper Aircraft equity, including the Company’s existing common stock warrants, was converted into cash. The purchased senior debt discount was converted into $481 of subordinated debt, with the remaining $22,019 converted into 94.0% of the common equity of Piper Aircraft. As part of the recapitalization, an existing Piper Aircraft stockholder purchased the remaining 6.0% of common equity for $851.

In the first quarter of 2003, the Company recorded unrealized depreciation of $10,344 to reduce the Company’s investments in subordinated debt and common stock warrants of Piper Aircraft to its estimated fair value. In the second quarter of 2003, the Company recorded unrealized appreciation of

Interim management’s discussion and analysis of financial condition and results of operations

$14,734 to increase the Company’s investments in the common equity and subordinated debt of Piper Aircraft to its estimated fair value. The increase in the estimated fair value of the Company’s subordinated debt and common equity investments resulted primarily from the impact of the exchange of the purchased senior debt discount contemplated in the Exchange Agreement, which served to improve the priority of the Company’s existing debt investment in Piper Aircraft’s capital structure. As a result of the final recapitalization consummated in the third quarter of 2003, the Company recorded a realized loss of $2,231 to write off its investment in the existing equity of Piper Aircraft offset by unrealized appreciation of $2,231 for the reversal of prior period depreciation. During the third quarter of 2003, the Company also recorded unrealized depreciation of $3,087 due to a decrease in the estimated fair value of its investment in Piper Aircraft during the third quarter.

During the second quarter 2003, the Company sold of all of its equity interest in Weston ACAS Holdings, Inc. (“Weston”) consisting of common stock, common stock warrants and preferred stock for $30,950 in cash proceeds and Weston also prepaid its remaining subordinated debt of $6,500, all as part of a recapitalization of Weston that resulted in Weston employees gaining 100% ownership of the company. The Company recognized a realized gain of $23,535 consisting of a $22,701 gain on the sale of its equity interest and $834 on the realization of the unamortized OID offset by the reversal of the unrealized appreciation of $20,822. As part of the recapitalization, the Company provided $12,750 of new subordinated debt financing to Weston as part of a $25,000 mezzanine debt financing provided by the Company and another mezzanine investor. In addition, the Company recognized a realized gain of $1,395 from the realization of unamortized OID from the prepayment of debt by Weston in the first quarter of 2003.

During the nine months ended September 30, 2003, the Company realized gains of $1,641, $782, and $632, respectively, from the realization of unamortized OID from the prepayment of debt by Plastech Engineered Products, Inc., Lubricating Specialties Co. and MBT International, Inc.

During the third quarter 2002, the Company recognized realized gains of $2,425 and $137 from the realization of unamortized OID on the repayment of subordinated debt by Weston ACAS Holdings, Inc. and Omnova Solutions, Inc., respectively. During the nine months ended September 30, 2002, the Company recognized a realized gain of $615 from the realization of unamortized OID on the repayment of subordinated debt by Omnova Solutions, Inc. The Company also recognized a net realized gain of $1,295 during the nine months ended September 30, 2002 related to the investment in IGI, Inc. consisting of a realized gain of $1,705 from the realization of unamortized OID on the repayment of subordinated debt offset by a realized loss of $410 from the sale of common stock warrants in the second quarter of 2002.

In September 2002, the Company exited its investment in Goldman Industrial Group (“Goldman”) as a result of the sale of certain of Goldman’s assets under Section 363 of the Bankruptcy Code. Those assets were related to the sale of Bridgeport Machines, Ltd (“BML”) and the intellectual property, brand name, and other intangible assets of Bridgeport Machines, Inc. (“Certain Assets of BMI” and collectively with “BML”, the “Bridgeport Assets”). In 2000, the Company made a $30,000 investment consisting of subordinated debt with common stock warrants in Goldman. The Company had recorded an unrealized loss of $3,937 in 2001 and an unrealized loss of $21,246 in 2002 for a cumulative unrealized loss of $25,183 through the second quarter of 2002 to adjust the Company’s carrying value to fair value. The Company recognized a net realized loss of $25,578 in 2002 on its investments in $25,000 of the subordinated debt and common stock warrants and recorded an unrealized gain of $25,183 to reverse the previously recorded unrealized loss. The Bridgeport Assets were purchased by BPT Holdings, Inc. (“BPT”), which was capitalized with $18,000 from the Company in the form of senior debt, preferred

Interim management’s discussion and analysis of financial condition and results of operations stock and common stock and the assumption of the $30,000 subordinated debt from Goldman. Of the Company’s $30,000 investment in Goldman, $5,000 was directly in BML, which was not a party to the Goldman bankruptcy. This investment continues to be recorded at a value of $5,000. The $25,000 balance of the Goldman investment was exchanged for securities in BPT, which were deemed not to have any value and were therefore treated as a realized loss.

In addition, in May 2002, the Company exited its investment in Decorative Surfaces International, Inc. (“DSI”) through a sale of DSI’s assets under Section 363 of the Bankruptcy Code. The Company recognized a net realized loss of $1,353 on its investments in the subordinated debt, preferred stock, and common stock of DSI, which had a cumulative cost basis of $23,466 at March 31, 2002. The DSI assets were purchased by American Decorative Surfaces, Inc. (“ADSI”), which was capitalized by the Company through ADSI’s assumption of $24,502 of the Company’s subordinated debt investment in DSI at par and by a $13,675 cash investment by the Company in the preferred stock of ADSI. The Company also exited its senior debt and common stock warrant investments in Biddeford Textile Corp (“BTC”) in May 2002 in connection with a sale of BTC’s assets under a plan of reorganization under Chapter 11 of the Bankruptcy Code. The Company recognized a net realized loss of $1,100 on its senior debt and common stock warrants investment, which had a cost basis of $3,632. The assets securing the BTC debt were purchased by Biddeford Real Estate Holdings (“BREH”), which was capitalized by the Company with senior debt and equity investments.

Unrealized Appreciation and Depreciation of Investments

The net unrealized depreciation and appreciation of investments is based on portfolio asset valuations determined by the Company’s Board of Directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the three months ended September 30, 2003 and 2002:

	Number of Companies	Three Months Ended September 30, 2003	Number of Companies	Three Months Ended September 30, 2002

Gross unrealized appreciation of investments	12	$15,355	8	$13,099
Gross unrealized depreciation of investments	18	(38,622)	18	(33,055)
Unrealized appreciation (depreciation) of interest rate swaps	—	9,226	—	(20,483)
Reversal of prior period net unrealized depreciation upon a realization	9	16,217	3	25,679

Net appreciation (depreciation) of investments	39	$2,176	29	$(14,760)

Interim management’s discussion and analysis of financial condition and results of operations

The following table itemizes the change in net unrealized (depreciation) appreciation of investments for the nine months ended September 30, 2003 and 2002:

	Number of Companies	Nine Months Ended September 30, 2003	Number of Companies	Nine Months Ended September 30, 2002

Gross unrealized appreciation of investments	19	$45,834	16	$60,391
Gross unrealized depreciation of investments	28	(106,116)	24	(89,665)
Unrealized appreciation (depreciation) of interest rate swaps	—	2,089	—	(27,747)
Reversal of prior period net unrealized depreciation (appreciation) upon a realization	11	(3,733)	3	10,389

Net depreciation of investments	58	$(61,926)	43	$(46,632)

The fair value of the interest rate swap agreements represents the fee to either party to terminate the agreements as of a specified date based on the early termination provisions in the respective agreements. A negative fair value would represent the fee the Company would have to pay the other party and a positive fair value would represent the fee the Company would receive from the other party to terminate the agreement. The fair value of the interest rate swap agreements will resolve to zero if held to maturity.

Beginning in the third quarter ended September 30, 2003, the Company engaged the independent financial advisory firm of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (“Houlihan Lokey”) to independently review, on a quarterly basis, the determination of fair value of a portion of the Company’s portfolio company investments. As part of its engagement, Houlihan Lokey will review quarterly approximately 25% of the Company’s portfolio companies as randomly selected, with the intention of reviewing the Company’s valuation of all of its portfolio company investments over the course of a year. In addition, Houlihan Lokey will attend the Company’s quarterly valuation meetings and provide periodic reports and recommendations to the Audit Committee with respect to the Company’s valuation models, policies and procedures. For the third quarter of 2003, Houlihan Lokey reviewed the Company’s valuations of approximately 25% of the Company’s portfolio company investments, representing 20 companies and having $401 million in fair value as reflected in the Company’s consolidated balance sheet as of September 30, 2003. Using methods and techniques that are customary for the industry and that Houlihan Lokey considers appropriate under the circumstances, Houlihan Lokey determined that the aggregate fair value assigned to the portfolio company investments by the Company was within the reasonable range of aggregate value for such companies as determined by Houlihan Lokey.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

At September 30, 2003, the Company had $52,786 in cash and cash equivalents and $38,030 of restricted cash included in other assets on the consolidated balance sheets. In addition, the Company had outstanding debt secured by assets of the Company of $220,208 under a $225,000 revolving debt funding facility, $42,798 under repurchase agreements and $464,960 under four asset securitizations. During the three and nine months ended September 30, 2003, the Company principally funded investments using draws on the revolving debt funding facility and proceeds from an asset securitization, repurchase agreements and equity offerings.

Interim management’s discussion and analysis of financial condition and results of operations

As a RIC, the Company is required to distribute annually 90% or more of its investment company taxable income and 98% of its net realized short-term capital gains to shareholders. The Company provides shareholders with the option of reinvesting their distributions in the Company. While the Company will continue to provide shareholders with the option of reinvesting their distributions in the Company, the Company has historically and anticipates having to issue debt or equity securities in addition to the above borrowings to expand its investments in middle market companies. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to the Company on terms it deems favorable.

As a BDC, the Company’s asset coverage must be at least 200% after each issuance of senior securities. As of September 30, 2003 and December 31, 2002, the Company’s asset coverage was approximately 234% and 213%, respectively.

Equity Capital Raising Activities

On November 12, 2003, the Company completed a public offering of its common stock and is expected to receive proceeds, net of the underwriters’ discount, of $194,735 on or about November 18, 2003 in exchange for 7,600 common shares. The Company also granted the underwriters a 30-day over-allotment option to purchase up to 1,140 additional shares of common stock. The proceeds from the offerings are expected to be used to repay outstanding borrowings under its revolving debt funding facility and to fund investments.

On September 25, 2003, the Company completed a public offering of its common stock and received proceeds, net of the underwriters’ discount, of $47,364 on September 30, 2003 in exchange for 2,000 common shares. On October 6, 2003, the Company sold 188 shares of its common stock pursuant to the underwriters’ over-allotment option granted on September 25, 2003, and received proceeds, net of the underwriters’ discount, of $4,462. The proceeds from the offerings were used to repay outstanding borrowings under its revolving debt funding facility and to fund investments.

On March 26, 2003, the Company completed a public offering of its common stock and received proceeds, net of the underwriters’ discount, of $124,657 on March 31, 2003 in exchange for 5,800 common shares. On March 31, 2003, the Company sold 870 shares of its common stock pursuant to the underwriters’ over-allotment option granted on March 26, 2003, and received proceeds, net of the underwriters’ discount, of $18,699. The proceeds from the offerings were used to repay outstanding borrowings under its revolving debt funding facility and to fund investments.

On January 8, 2003, the Company completed a public offering of its common stock and received proceeds, net of the underwriters’ discount, of $88,724 on January 13, 2003 in exchange for 4,100 common shares. On January 13, 2003, the Company sold 615 shares of its common stock pursuant to the underwriter’s over-allotment option granted on January 8, 2003, and received proceeds, net of the underwriters’ discount, of $13,309. The proceeds from the offerings were used to repay outstanding borrowings under its revolving debt funding facility and to fund investments.

Debt Capital Raising Activities

The Company, through ACS Funding Trust I, an affiliated statutory trust, has a revolving debt-funding facility. On June 13, 2003, the Company and ACS Funding Trust I entered into an amended and restated loan funding and service agreement with the existing lenders with and aggregate commitment of $225,000 through a termination date of June 13, 2006. On October 8, 2003, the Company received a temporary increase in the aggregate commitment of our revolving credit facility from $225,000 to $305,000. The commitment will revert back to $225,000 on or prior to January 4, 2004.

Interim management’s discussion and analysis of financial condition and results of operations

During the third quarter 2003, the Company sold all or a portion of certain senior loans under repurchase agreements. The repurchase agreements are short-term financing, in which the Company sells the senior loans for a sale price generally ranging from 70% to 80% of the face amount of the senior loans and the Company has an obligation to repurchase the senior loans at the original sale price on a future date. As of September 30, 2003, the Company had $42,798 outstanding under the repurchase agreements. The Company is required to make payments to the purchaser equal to one-month LIBOR plus 250 basis points of the sales price. The purchaser is entitled to receive all interest and principal on the senior loans and required to remit all interest and principal payments to the Company. The purchaser cannot repledge or sell the loans. The Company has treated the repurchase agreements as secured financing arrangements with the sale price of the senior loans included as a debt obligation on the accompanying consolidated balance sheets.

On May 21, 2003, the Company completed a $239,000 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2003-1 (“Trust V”), an affiliated statutory trust, and contributed to Trust V $308,000 in loans. Subject to continuing compliance with certain conditions, the Company will remain as servicer of the loans. Simultaneously with the initial contribution, Trust V was authorized to issue $185,000 Class A notes, $31,000 Class B notes, $23,000 Class C and $69,000 Class D notes. The Class A notes, Class B notes and Class D notes were issued to institutional investors and the Class D notes were retained by an affiliate of Trust V. The Class C notes consist of a $17,000 tranche of floating rate notes and a $6,000 tranche of fixed rate notes. The Class A notes carry an interest rate of one-month LIBOR plus 55 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 120 basis points. The floating rate tranche of the Class C notes carries an interest rate of one-month LIBOR plus 225 basis points and the fixed rate tranche carries an interest rate of 5.14%. The Company has issued all of the Class A, Class B and Class C notes. The loans are secured by loans from the Company’s portfolio companies with a principal balance of $292,000 as of September 30, 2003. The Class A notes mature on March 20, 2008, the Class B notes mature on September 20, 2008 and the Class C notes mature on December 20, 2008. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes.

Other Capital Raising Activities

During the third quarter of 2003, the Company sold three senior loans for which the Company will remain as the servicer. Total proceeds received by the Company totaled $24,078, including $103 in loan serving assets. The Company expects to continue to sell senior loans as a source of new capital to be reinvested into higher yielding investments.

PORTFOLIO CREDIT QUALITY

Loan Grading and Performance

The Company grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant.

Under this system, loans with a grade of 4 involve the least amount of risk in the Company’s portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Loans graded 3 involve a level of risk that is similar to the risk at the time of origination. The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan’s risk has increased since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not more than 120 days past due. The Company expects to recover the full

Interim management’s discussion and analysis of financial condition and results of operations face value of the debt. For loans graded 2, the Company’s management will increase procedures to monitor the borrower and the fair value generally will be lowered. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Some or all of the debt covenants are out of compliance and payments are delinquent. Loans graded 1 are not anticipated to be repaid in full and the Company will reduce the fair value of the loan to the amount it anticipates will be recovered.

To monitor and manage the investment portfolio risk, management tracks the weighted average investment grade. The weighted average investment grade was 3.0 as of both September 30, 2003 and December 31, 2002. At September 30, 2003 and December 31, 2002, the Company’s investment portfolio was graded as follows:

	September 30, 2003		December 31, 2002
Grade	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio

4	$254,388	15.9%	$288,897	22.6%
3	1,087,386	68.1%	808,635	63.4%
2	236,943	14.8%	145,235	11.4%
1	19,398	1.2%	33,075	2.6%

	$1,598,115	100.0%	$1,275,842	100.0%

The amounts at September 30, 2003 and December 31, 2002 do not include the Company’s investments in portfolio companies for which the Company has only invested in the equity securities of the company.

The decline in the investment grade 4 at September 30, 2003 as compared to December 31, 2002 was principally due to the exit or partial exit of six portfolio companies during the nine months ended September 30, 2003, offset by the upgrade of five portfolio companies from an investment grade 3 to a grade 4 . The improvement in the investment grade 3 as compared to December 31, 2002 is primarily the result of new investments made during the nine months ended September 30, 2003, which had a fair value of $439,268 as of September 30, 2003. The improvement in the investment grade 3 was offset slightly by a net decrease of five existing portfolio companies with a loan grade 3, with eight portfolio companies downgraded to a grade 2 and three portfolio companies upgraded to a grade 3. The increase in the investment grade 2 as compared to December 31, 2002 is partially due to a net increase of five portfolio companies with a loan grade 2, with eight portfolio companies downgraded to a grade 2 and three portfolio companies upgraded to a grade 3. The decrease in investment grade 1 as compared to December 31, 2002 is due to the reduction in the fair value of certain investment grade 1 portfolio companies due to the unrealized depreciation recorded during the nine months ended September 30, 2003.

The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. At September 30, 2003, loans with eleven portfolio companies with a face amount of $102,776 were on non-accrual status. Loans with six of the eleven portfolio companies are grade 2 loans, and loans with five of the eleven portfolio companies are grade 1 loans. These loans include a total of $67,346 with PIK interest features. At December 31, 2002, loans to eight portfolio companies with a face amount of $73,155 were on non-accrual status. Loans with two of the eight portfolio companies are grade 2 loans, and loans with six of the eight portfolio companies are grade 1 loans. These loans include a total of $48,686 with PIK interest features.

Interim management’s discussion and analysis of financial condition and results of operations

At September 30, 2003 and December 31, 2002, loans on accrual status past due were as follows:

	Number of Portfolio Companies	September 30, 2003	Number of Portfolio Companies	December 31, 2002

Current	61	$1,316,328	52	$1,009,361

One Month Past Due	1	5,236	—	—
Two Months Past Due	—	—	1	9,000
Three Months Past Due	—	—	—	—
Greater than Three Months Past Due	1	8,025	3	27,274
Loans on Non-accrual Status	11	102,776	8	73,155

Subtotal	13	116,037	12	109,429

Total	74	$1,432,365	64	$1,118,790

The loan balances above reflect the full face value of the note. The Company believes that debt service collection is probable for the loans greater than three months past due.

In the first quarter of 2003, the Company recapitalized one portfolio company by exchanging $13,535 of senior debt into subordinated debt and exchanging $6,222 of subordinated debt into preferred stock.

In the second quarter of 2003, the Company purchased senior debt of an existing portfolio company with a face amount of $32,043 for $11,500. In the third quarter of 2003, the Company exchanged the senior debt for non-income producing preferred stock pursuant to a recapitalization. Under the recapitalization, an existing lender also exchanged its $3,200 of subordinated debt into preferred stock and also funded $2,000 of cash to the newly capitalized entity through new subordinated debt notes. As a result of the recapitalization, the Company’s existing subordinated debt of $28,003 was improved in the capital structure and removed from non-accruing loan status.

In the third quarter of 2003, the Company recapitalized one portfolio company by exchanging $19,827 of subordinated debt into non-income producing preferred stock. Prior to the recapitalization, the subordinated debt was on non-accrual status.

In the third quarter of 2003, the Company recapitalized one portfolio company by exchanging $11,914 of interest bearing junior subordinated debt for $11,914 of non-interest bearing junior subordinated debt and purchased $6,500 of non-interest bearing junior subordinated debt. The Company could receive an additional fee of 14% on the non-interest bearing junior subordinated debt if it is repaid prior to scheduled maturity. Due to the conditional nature of the fee, the Company will not accrue the fee until it is paid. Prior to the recapitalization, the $11,914 junior subordinated debt was on non-accrual status. As of September 30, 2003, the total non-interest bearing junior subordinated debt is a non-income producing asset and therefore not included in the loans on non-accrual status.

In the third quarter of 2003, the Company recapitalized one portfolio company by exchanging $9,659 of senior and subordinated debt into non-income producing preferred stock. Prior to the recapitalization, the senior and subordinated debt were accruing loans.

Interim management’s discussion and analysis of financial condition and results of operations

Credit Statistics

The Company monitors several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

➢	Debt to EBITDA Ratio—the sum of all debt with equal or senior security rights to the Company’s debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the most recent twelve months or, when appropriate, the forecasted twelve months.

➢	Interest Coverage Ratio—EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period.

➢	Debt Service Coverage Ratio—EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period.

The Company requires portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, the Company calculates the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the pro forma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, the Company makes certain adjustments to EBITDA to reflect the pro forma results of a company consistent with a change of control transaction. The Company evaluates portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, non-recurring revenues or expenses, and other acquisition or restructuring related items.

The statistics are weighted by the Company’s investment value for each portfolio company and do not include investments in portfolio companies for which the Company holds only equity securities. For the statistics for the quarter ended September 30, 2003 for portfolio companies with a nominal EBITDA, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA. The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the aggregate investment portfolio as of the quarter ended September 30, 2003 and the years ended December 31, 2002, 2001, 2000 and 1999:

Interim management’s discussion and analysis of financial condition and results of operations

In addition to these statistics, the company tracks its portfolio investments on a static-pool basis. A static pool consists of the investments made during a given year. The static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. Prior to the third quarter of 2003, subsequent add-on investments were generally included in the year of the additional funding. The prior period static pool information included herein has been reclassified to conform with the current presentation. The Pre-1999 static pool consists of the investments made from the time of the Company’s IPO through the year ended December 31, 1998. The following table contains a summary of portfolio statistics as of and for the latest twelve months ended September 30, 2003:

Portfolio Statistics (1) On a Weighted Average Basis ($in millions, unaudited):	Pre-1999 Static Pool		1999 Static Pool		2000 Static Pool		2001 Static Pool		2002 Static Pool		2003 Static Pool		Aggregate

Original Investments and Commitments at Cost	$318		$327		$263		$340		$477		$516		$2,241
Total Exits and Prepayments	$98		$74		$108		$127		$44		$30		$481
Total Interest, Dividends and Fees Collected	$93		$96		$62		$86		$70		$33		$440
Total Net Realized (Loss) Gain on Investments	$(4.0)		$5.1		$(30.7)		$37.4		$0.1		$0.7		$8.6
Internal Rate of Return (2)	8.6%		12.3%		1.7%		27.6%		19.9%		32.4%		13.9%
Current Cost of Original Investments	$205		$239		$156		$197		$459		$463		$1,719
Fair Value of Investments	$162		$197		$90		$208		$476		$468		$1,601
Non-Accruing Loans at Cost	$12		$15		$50		$8		$18		$—		$103
Equity Interest at Fair Value	$11		$47		$25		$43		$113		$77		$316
Debt to EBITDA(3)(4)	9.2	x	6.4	x	6.6	x	5.5	x	5.3	x	3.7	x	5.5	x
Interest Coverage(3)	2.1	x	2.0	x	2.0	x	2.0	x	2.4	x	3.4	x	2.5	x
Debt Service Coverage(3)	1.8	x	1.4	x	0.9	x	1.4	x	1.7	x	2.2	x	1.7	x
Loan Grade(3)	2.9		2.9		2.3		3.1		3.0		3.1		3.0
Average Age of Companies	40 yrs		52 yrs		35 yrs		41 yrs		33 yrs		33 yrs		37 yrs
Average Sales(5)	$85		$124		$74		$146		$59		$113		$98
Average EBITDA(6)	$5		$19		$14		$17		$8		$19		$14
Ownership Percentage	79%		57%		39%		38%		42%		25%		42%
% with Senior Lien(7)	23%		6%		4%		44%		21%		26%		23%
% with Senior or Junior Lien(7)	45%		63%		74%		84%		81%		80%		75%
Total Sales(5)	$523		$1,129		$314		$1,324		$1,135		$2,325		$6,750
Total EBITDA(6)	$19		$121		$55		$162		$154		$356		$867

(1)	Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. Prior to the third quarter of 2003, subsequent add-on investments were generally included in the year of the additional funding.
(2)	Calculated based on a cash-on-cash return assuming that the Company’s investments are exited at the estimated fair value as of the current balance sheet date.
(3)	These amounts do not include investments in which the Company owns only equity.

Interim management’s discussion and analysis of financial condition and results of operations

(4)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(5)	Sales of the most recent twelve months, or when appropriate, the forecasted twelve months.
(6)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(7)	As a percentage of the Company’s total debt investments.

The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company’s Pre-1999 Static Pool as of the quarter ended September 30, 2003 and the years ended December 31, 2002, 2001, 2000 and 1999:

Interim management’s discussion and analysis of financial condition and results of operations

The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company’s 1999 Static Pool as of the quarter ended September 30, 2003 and the years ended December 31, 2002, 2001, 2000, and 1999:

The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company’s 2000 Static Pool as of the quarter ended September 30, 2003 and the years ended December 31, 2002, 2001 and 2000:

Interim management’s discussion and analysis of financial condition and results of operations

The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company’s 2001 Static Pool as of the quarter ended September 30, 2003 and the years ended December 31, 2002 and 2001:

The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company’s 2002 Static Pool as of the quarter ended September 30, 2003 and the year ended December 31, 2002:

Interim management’s discussion and analysis of financial condition and results of operations

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

Because the Company funds a portion of its investments with borrowings under its revolving debt funding facility and asset securitizations, the Company’s net operating income is affected by the spread between the rate at which it invests and the rate at which it borrows. The Company attempts to match-fund its liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. The Company enters into interest rate basis swap agreements to match the interest rate basis of its assets and liabilities, thereby managing the impact of changing interest rates on spreads between its asset yield and the cost of its borrowings, and to fulfill its obligations under the terms of its revolving debt funding facility and term securitizations.

As a result of the Company’s use of interest rate swaps, at September 30, 2003, approximately 34% of the Company’s interest bearing assets provided fixed rate returns and approximately 66% of the Company’s interest bearing assets provided floating rate returns. Adjusted for the effect of interest rate swaps, at September 30, 2003, the Company had floating rate investments, tied to one-month LIBOR or the prime lending rate, in debt securities with a face amount of $953 million and had total borrowings outstanding of $728 million. Substantially all of the Company’s outstanding debt at September 30, 2003 has a variable rate of interest based on one-month LIBOR or a commercial paper rate.

As of September 30, 2003, the Company had entered into 32 interest rate basis swap agreements with two large commercial banks with debt ratings of A1 under which the Company either pays a floating rate based on the prime rate and receives a floating interest rate based on one-month LIBOR, or pays a fixed rate and receives a floating interest rate based on one-month LIBOR. For those investments contributed to the term securitizations, the interest swaps enable the Company to manage the impact of changing interest rates on spreads between the asset yield on the investments and the cost of the borrowings under the term securitizations. The excess of payments made to swap counterparties over payments received from swap counterparties is recorded as a reduction of interest income. One-month LIBOR decreased from 1.38% at December 31, 2002 to 1.12% at September 30, 2003, and the prime rate decreased from 4.25% at December 31, 2002 to 4.0% at September 30, 2003.

At September 30, 2003, the total notional amount of the swap agreements was $776,088 and the agreements have a weighted average remaining term of approximately 5.8 years. The following table presents the notional principal amounts of interest rate swaps by class:

	September 30, 2003
Type of Interest Rate Swap	Company Pays		Company Receives	Number of Contracts	Notional Value

Pay fixed, receive LIBOR floating	4.61%	(1)	LIBOR	22	$568,373
Pay prime floating, receive LIBOR floating	Prime		LIBOR + 2.73%(1)	10	207,715

Total				32	$776,088

	December 31, 2002
Type of Interest Rate Swap	Company Pays		Company Receives	Number of Contracts	Notional Value

Pay fixed, receive LIBOR floating	4.90%	(1)	LIBOR	19	$441,430
Pay prime floating, receive LIBOR floating	Prime		LIBOR + 2.73%(1)	11	213,999

Total				30	$655,429

(1)	Weighted average.

PROSPECTUS

American Capital Strategies, Ltd.

$750,000,000

COMMON STOCK

PREFERRED STOCK

DEBT SECURITIES

We may offer, from time to time, up to $750,000,000 aggregate initial offering price of our common stock, $0.01 par value per share, preferred stock or debt securities (collectively, the “Securities”) in one or more offerings. The Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus. In the case of our common stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on the Nasdaq National Market under the symbol “ACAS.” As of June 9, 2003, the last reported sales price for our common stock was $28.41.

We are principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts, including employee stock ownership plan (“ESOP”) buyouts, growth, acquisitions, liquidity and restructuring. We are the parent of American Capital Financial Services, Inc. (“ACFS”), an operating subsidiary principally engaged in providing financial advisory services to our portfolio companies. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. We generally invest up to $50 million in each transaction and, through ACFS, will arrange and secure capital for larger transactions. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt, generally with detachable warrants, and equity of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically range from $5 million to $40 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates, based on the prime rate or London Interbank Offered Rate (“LIBOR”), plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2003, the weighted average effective yield on our debt investments was 12.5%. From our initial public offering on August 29, 1997 through June 9, 2003, we invested $301 million in equity securities and almost $1.6 billion in debt securities of middle market companies, including over $38 million in funds committed but not drawn under credit facilities.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including information contained in our Statement of Additional Information (“SAI”), dated as of the same date as this prospectus, has been filed with the U.S. Securities and Exchange Commission (the “Commission”). You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Shareholder Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. We will not charge you for this document. The Commission maintains a website (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated in its entirety in this prospectus by reference and its table of contents appears on page 76 of the prospectus. See “Statement of Additional Information.”

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 9. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of Securities by us through agents, underwriters or dealers unless accompanied by a prospectus supplement.

The date of this prospectus is June 17, 2003

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Information contained or incorporated by reference in this prospectus or prospectus summary may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

AMERICAN CAPITAL STRATEGIES, LTD.

We are a publicly traded buyout and mezzanine fund that is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts, including ESOP buyouts, growth, acquisitions, liquidity and restructurings. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. The companies in which we invest are in a variety of industries and in diverse geographic locations, primarily in the United States. We also provide financial advisory services for fees to portfolio companies through ACFS, our wholly-owned subsidiary. We are a non-diversified, closed end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Since October 1, 1997, we have operated so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and anticipate continuing to operate in such manner. Qualifying as a RIC generally allows us to avoid paying corporate level federal income tax on income we distribute to our stockholders. See “Business.”

We generally invest up to $50 million in each transaction and, through ACFS, will arrange and secure capital for larger transactions. We do not concentrate our investments in any particular industry or group of industries. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt, generally with detachable warrants, and capital stock of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically range from $5 million to $40 million, mature in five to ten years and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2003, the weighted average effective yield on our debt investments was 12.5%. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 2003, we had a fully-diluted weighted average ownership interest of 40% in our portfolio companies, assuming the exercise of warrants and conversion of preferred stock that we own. We are prepared to be a long-term partner with our portfolio companies, thereby positioning us to participate in their future financing needs.

The opportunity to liquidate our investment and realize a gain may occur if the business recapitalizes, such as through a public offering of its equity, if the business is sold to new owners, or if we exercise our rights to require the business to purchase the warrants and stock held by us (“Put Rights”). We generally do not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, as amended (the “Securities Act”), but we generally do have the right to sell our equity interests in a public offering by the business to the extent permitted by the underwriters. See “Portfolio Companies.”

We make available significant managerial assistance to our portfolio companies. Such assistance typically involves closely monitoring the operations of the portfolio company, facilitating the hiring additional senior management if needed, being available for consultation with its officers, assisting in developing the business plan and providing financial guidance and participating on the portfolio company’s board of directors. Providing assistance to our borrowers serves as an opportunity for us to assist in maximizing the value of the portfolio company. As of March 31, 2003, we had board seats at 61 out of our 72 portfolio companies and had board observation rights at six of the remaining portfolio companies.

Prior to our initial public offering on August 29, 1997, we established ourself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included many nationally recognized companies. In most of the ESOP transactions structured by us, the employees restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company is structured so that the fair market value of stock contributed to the ESOP can be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. We continue to be a leading firm in structuring and implementing ESOP employee buyouts. We believe that our ESOP knowledge and experience and our ability to fund transactions positions us favorably in the market place. See “Business.”

THE OFFERING

We may offer, from time to time, up to $750,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be set forth in one or more prospectus supplements. In the case of the offering of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will set forth the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Nasdaq National Market Symbol	ACAS

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness, acquisitions and other general corporate purposes. See “Use of Proceeds.”

Distributions	We have paid quarterly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by our board of directors and is based on our estimate of our investment company taxable income and net short-term capital gains. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Principal Risk Factors	Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. We have a limited operating history upon which you can evaluate our business. In addition, as a BDC, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing. We borrow funds to make investments in and loans to middle market businesses. As a result, we are exposed to the risks of leverage, which may be considered as a speculative investment technique. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under Subchapter M of the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” for a discussion of these risks.

Certain Anti-Takeover Provisions	Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock. See “Risk Factors—Provisions Of Our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws Could Deter Takeover Attempts” and “Certain Provisions of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws.”

Dividend Reinvestment Plan	Cash distributions to holders of our common stock may be reinvested under our Dividend Reinvestment Plan in additional whole and fractional shares of our common stock if you or your representative elects to enroll in the Dividend Reinvestment Plan. See “Dividend Reinvestment Plan” and “Business—Our Operations as a BDC and RIC.”

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in our Securities will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	—%
Dividend reinvestment plan fees(2)	—
Annualized Expenses (as a percentage of consolidated net assets attributable to our common stock)(3)
Management fees	—
Interest payments on borrowed funds(4)	1.78%
Other expenses(5)	3.69%

Total annual expenses (estimated)(6)	5.47%

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Total Operating Expenses.” We have no cash purchase plan. The participants in the reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan.”
(3)	Consolidated net assets attributable to our common stock equal net assets (i.e., total assets less total liabilities) at March 31, 2003.
(4)	The interest payments on borrowed funds percentage is based on estimated interest payments for the year ended December 31, 2003, divided by net assets attributable to our common stock as of March 31, 2003. We had outstanding borrowings of $487 million at March 31, 2003. This percentage for the year ended December 31, 2002 was 2.08%. See “Risk Factors—We may incur debt which could increase our investment risks” and “Management’s Discussion and Analysis of Financial Condition, Liquidity, and Capital Resources.”
(5)	Other expenses are based on estimated amounts for the year ended December 31, 2003, and represent all of our expenses (except fees and expenses reported in other items of this table) that are deducted from assets and will be reflected as expenses in our statement of operations. This percentage for the year ended December 31, 2002 was 4.38%.
(6)	Total annual expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the Commission to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, our total annual expenses would be 3.53% of consolidated total assets.

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. These amounts are based upon payment by us of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses. In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$55	$163	$270	$534

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Dividend Reinvestment Plan may receive shares of common stock purchased by the Dividend Reinvestment Plan Administrator at the market price in effect at the time, which may be at, above or below net asset value. See “Dividend Reinvestment Plan.”

CONSOLIDATED SUMMARY FINANCIAL DATA

(In thousands, except per share data and portfolio companies)

The following summary of our consolidated financial information should be read in conjunction with our consolidated financial statements and notes thereto presented elsewhere in this prospectus. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 21 for more information.

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
	(unaudited)	(unaudited)
Total operating income	$43,064	$32,641	$147,022	$104,237	$70,052	$39,435	$22,206
Total operating expenses	12,301	9,390	44,473	32,612	27,382	16,365	8,160

Operating income before income taxes	30,763	23,251	102,549	71,625	42,670	23,070	14,046
Income tax benefit	—	—	—	—	2,000	912	261

Net operating income	30,763	23,251	102,549	71,625	44,670	23,982	14,307
Net realized gain (loss) on investments	3,905	57	(20,741)	5,369	4,539	3,636	—
Net unrealized (depreciation) appreciation on investments	(35,643)	(19,691)	(61,747)	(58,389)	(53,582)	69,583	2,608

Net (decrease) increase in shareholders’ equity resulting from operations	$(975)	$3,617	$20,061	$18,605	$(4,373)	$97,201	$16,915

Per share data:
Net operating income:
Basic	$0.65	$0.62	$2.60	$2.27	$2.00	$1.75	$1.29
Diluted	$0.65	$0.61	$2.57	$2.24	$1.96	$1.68	$1.25
Net (loss) earnings:
Basic	$(0.02)	$0.10	$0.51	$0.59	$(0.20)	$7.07	$1.53
Diluted	$(0.02)	$0.09	$0.50	$0.58	$(0.20)	$6.80	$1.48
Cash dividends	$0.67	$0.59	$2.57	$2.30	$2.17	$1.74	$1.34
Balance Sheet Data:
Total assets	$1,393,860	$983,719	$1,318,523	$904,184	$613,999	$398,430	$275,051
Total shareholders’ equity	$899,824	$623,090	$687,659	$640,265	$445,167	$311,745	$152,723
Other Data:
Number of portfolio companies at period end	72	59	69	55	46	36	15
Principal amount of loan originations	$177,048	$99,761	$480,226	$331,300	$257,509	$139,433	$116,864
Principal amount of loan repayments (1)	$96,882	$3,038	$113,680	$73,494	$32,121	$31,882	$1,719
NOI as % of average equity(2)(4)	13.7%	13.9%	14.6%	13.3%	13.9%	13.2%	9.8%
Return on equity(3)(4)	(0.49)%	2.3%	3.0%	3.4%	(1.3)%	51.0%	11.7%
Weighted average rate on debt securities(4)	12.5%	13.7%	12.5%	13.9%	14.6%	13.9%	13.0%

(1)	Principal amount of loan repayments includes the collection of payment-in-kind notes and accreted loan discounts.
(2)	Calculated before the effect of net (depreciation) appreciation on investments. Average equity is calculated based on the quarterly shareholders’ equity balances.
(3)	Return represents net increase (decrease) in shareholders’ equity resulting from operations.
(4)	Amounts are annualized for the three months ended March 31, 2003 and 2002.

ADDITIONAL INFORMATION

We have filed with the Commission a registration statement on Form N-2 under the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto and the SAI, contained in the registration statement.

We also file reports, proxy statements and other information with the Commission under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the Commission at 1-800-SEC-0330. The Commission maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Commission. The address of the Commission’s website is (http:// www.sec.gov). Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

We also furnish to our stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below together with all of the other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our common stock could decline, and you may lose all or part of your investment.

This prospectus also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks faced by us described below and elsewhere in or incorporated by reference in this prospectus (or any prospectus supplement).

We have a limited operating history upon which you can evaluate our business

Although we commenced operations in 1986, we materially changed our business plan and format in August 1997 from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. Therefore, we have only a limited history of operations as a lender to and investor in middle market companies upon which you can evaluate our business. While we generally have been profitable since August 1997, there can be no assurance that we will remain profitable in future periods, nor can we offer investors any assurance that we will successfully implement our growth strategy. In addition, we have limited operating results under our new business plan which would demonstrate the effect of a general economic recession on our business.

We make loans to and investments in middle market borrowers who may default on their loans or provide no return on our investments

We invest in and lend to middle market businesses. There is generally no publicly available information about these businesses. Therefore, we rely on our principals, associates, analysts and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely effected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of risk than senior loans.

Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans are often secured by the assets of the borrower but our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our loans and to recover any of the loan balance through a foreclosure of collateral.

Often, a deterioration in a borrower’s financial condition and prospects is accompanied by a deterioration in the value of the collateral securing its loan. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans.

There is uncertainty regarding the value of our privately held securities

A majority of our portfolio securities are not publicly traded. We value these securities based on a determination of their fair value made in good faith by our board of directors. Due to the uncertainty inherent in valuing securities, as set forth in our financial statements, that are not publicly traded, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

We may not realize gains from our equity investments

When we make a loan, we generally receive warrants to acquire stock issued by the borrower, and we may make direct equity investments. Our goal ultimately is to dispose of these equity interests and realize gains. These equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from our equity interests.

The lack of liquidity of our privately held securities may adversely affect our business

Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale (including in some instances legal restrictions) or otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises.

We have invested in a limited number of portfolio companies

A consequence of a limited number of investments is that the aggregate returns realized by us may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial writedown of any one investment. Beyond our regulatory and income tax guidelines, we do not have fixed guidelines for industry diversification, and investments could potentially be concentrated in relatively few industries.

We have limited information regarding the companies in which we invest

Consistent with our operation as a business development company, our portfolio consists primarily of securities issued by privately held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. There can be no assurance that our diligence efforts will uncover all material information about the privately held business necessary to make a fully informed investment decision.

Our portfolio companies may be highly leveraged

Leverage may have important adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our business is dependent on external financing

Our business requires a substantial amount of cash to operate. We historically have obtained the cash required for operations through the issuance of debt, sale of certain of our loan assets to special purpose affiliates and their issuance of debt secured by such assets and the issuance of equity.

Senior Securities.    We have issued, and intend to continue to issue, debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits us, as a BDC, to issue debt securities and preferred stock (collectively, “Senior Securities”) in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. As a result, we are exposed to the risks of leverage. We have also retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to five percent (5%) of our total assets for temporary purposes.

Term Debt Securities.    Trusts affiliated with us have issued, and we or our affiliates may issue in the future, term debt securities to institutional investors. As of June 9, 2003, these affiliated trusts had issued $458 million Class A notes, $179 million Class B notes and $23 million Class C notes to institutional investors and $140 million of Class C notes and $69 million Class D had been retained by affiliated limited liability companies (the “Term Debt Notes”). These notes are secured by loans to a total of 60 of our portfolio companies that we contributed to the respective affiliated trusts. While we have not guaranteed the repayment of Term Debt Notes, we must repurchase the loans if certain representations are breached.

Revolving Debt Funding Facility.    We depend in part on our commercial paper conduit securitization facility (the “Facility”) to generate cash for funding our investments. The Facility is secured by loans to most of our portfolio companies that have been contributed to an affiliated trust. While we have not guaranteed the repayment of the Facility, we must repurchase these loans if certain representations and warranties are breached. As of June 9, 2003, the aggregate commitment of our Facility is $225 million and terminates on June 13, 2003, unless the Facility is extended.

A failure to renew our existing Facility or obtain substitute senior financing facilities, to increase our capacity under our existing facility, to sell additional Term Debt Notes or to add a new facility could have a material adverse effect on our business, financial condition and results of operations. See the description of the Term Debt Notes and the Facility (the “Debt Facilities”) under “Management’s Discussion and Analysis of Financial Condition And Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Common Stock.    Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. We are restricted to issuing equity at prices equal to or above our net asset value at the time of issuance. There can be no assurances that we can issue equity when necessary. If additional funds are raised through the issuance of our common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of our common stock.

The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing, at the weighted average interest rate 3.4% for the twelve months ended March 31, 2003 and assuming hypothetical annual returns on our portfolio of minus 15 to plus 15 percent. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	-15.0%	-10.0%	-5.0%	—	5.0%	10.0%	15.0%
Corresponding Return to Common Stockholders(2)	-26.3%	-18.4%	-10.5%	-2.6%	5.3%	13.2%	21.1%

(1)	The assumed portfolio return is required by regulation of the Commission and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.”

We may incur additional debt that could increase your investment risks

We or our affiliates borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets or the assets of our affiliates that are senior to the claims of our stockholders and, thus, our lenders have preference over our stockholders with respect to these assets. In particular, the assets that our affiliates have pledged to lenders under our Debt Facilities were sold or contributed to separate affiliated statutory trusts prior to such pledge. While we own a beneficial interest in these trusts, these assets are property of the respective trusts, available to satisfy the debts of the trusts, and would only become available for distribution to our stockholders to the extent specifically permitted under the agreements governing the Debt Facilities. See “Risk Factors—Our Debt Facilities impose certain limitations on us.”

Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on the value of our common stock if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See “Risk Factors—Our business is dependent on external financing—Common Stock—Assumed Return on Our Portfolio.”

A change in interest rates may adversely affect our profitability

A portion of our income will depend upon the difference between the rate at which we or our affiliated trusts borrow funds and the rate at which we loan these funds. We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. Certain of our borrowings may be at fixed rates and others at variable rates. As of March 31, 2003, none of the borrowings by our affiliated trusts were at fixed rates of interest and $487 million were at variable rates of interest determined on the basis of a benchmark LIBOR rate. In addition, as a result of our use of interest rate swaps, approximately 28% of the loans in our portfolio were at fixed rates and approximately 72% were at variable rates as of March 31, 2003. We typically undertake to hedge against the risk of adverse movement in interest rates in our Debt Facilities as against our portfolio of assets. Hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. As of March 31, 2003, our interest rate agreements had a notional amount of $629 million and a fair value representing a liability of $33 million. A change in interest rates could have an impact on the fair value of our interest rate swap agreements that could result in the recording of unrealized appreciation or depreciation in future periods. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. See “Business—Our Operations as a BDC and RIC.”

An economic downturn could affect our operating results

An economic downturn may adversely affect middle market businesses, which are our primary market for investments. Such a downturn could also adversely affect our ability to obtain capital to invest in such companies. These results could have a material adverse effect on our business, financial condition and results of operations.

Our Debt Facilities impose certain limitations on us

In March 1999, we established the Facility as a line of credit administered by Wachovia Securities, Inc. (f/k/a First Union Securities, Inc. and successor-in-interest to First Union Capital Markets Corp.). The Facility, which currently has an aggregate commitment of $225 million, is not available for further draws after June 13, 2003, and is subject to annual renewals thereafter with the consent of our lenders. The Facility contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $1 million or more, a minimum net worth requirement of $500 million plus seventy-five percent (75%) of any new equity and subordinated debt, a default triggered by a change of control and a default arising from the termination of any two of the following executive officers: Malon Wilkus, Ira Wagner and John Erickson.

Trusts affiliated with us issued a total of $115 million in Term Debt Notes in December 2000 and January 2001, an additional aggregate of $305 million in Term Debt Notes in March 2002 and August 2002, and an additional $239 million in Term Debt Notes in May 2003, to institutional investors. These securities contain customary default provisions, as well as the following default provisions: a failure on our part, as the originator of the loans securing the Term Debt Notes or as the servicer of these loans, to make any payment or deposit required under related agreements within two business days after the date the payment or deposit is required to be made, or if we alter or amend our credit and collection policy in a manner that could have a material adverse effect on the holders of the Term Debt Notes. A default will also occur under the Term Debt Notes issued in 2000 and 2001 if the difference between the interest rate of such Term Debt Notes and the rate earned on the underlying loans is less than 7% per annum.

The occurrence of an event of default under our Debt Facilities could lead to termination of those facilities

Our Debt Facilities contain certain default provisions, some of which are described in the immediately preceding paragraphs. An event of default under our Debt Facilities could result, among other things, in termination of further funds availability under that facility, an accelerated maturity date for all amounts outstanding under that facility and the disruption of all or a portion of the business financed by that facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow.

We may experience fluctuations in our quarterly results

We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the ability to find and close suitable investments and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

We may fail to continue to qualify for our pass-through tax treatment

We have operated since October 1, 1997 so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to you and other stockholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we cease to operate so as to qualify as a BDC under the 1940 Act. If we fail to qualify to be taxed as a RIC or to distribute our income to stockholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to stockholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from your investment in the Securities. See “Business—Our Operations as a BDC and RIC.”

There is a risk that you may not receive dividends

Since our initial public offering, we have distributed more than 98% of our investment company taxable income, including 98% of our net realized short-term capital gains to our stockholders. Our current intention is to continue these distributions to our stockholders. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement our equity capital and support growth in our portfolio, unless our board of directors determines in certain cases to make a distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

Our financial condition and results of operations will depend on our ability to manage effectively any future growth

We have grown significantly since we materially changed our business plan and format in August 1997. Our ability to sustain continued growth depends on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing such a result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services, our access to financing sources on acceptable terms and the capabilities of our technology platform. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to manage effectively any future growth could have a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our key management personnel for our future success

We are dependent for the final selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly Malon Wilkus, our Chairman, Chief Executive Officer and President, Ira Wagner, our Executive Vice President and Chief Operating Officer, and John Erickson, our Executive Vice President and Chief Financial Officer. The departure of any of our executive officers or key employees could materially adversely affect our ability to implement our business strategy, and the departure of any two of Malon Wilkus, Ira Wagner, and John Erickson would be a default of the servicing provisions under the Facility. We do not maintain key man life insurance on any of our officers or employees.

We operate in a highly competitive market for investment opportunities

We compete with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors are substantially larger and have considerably greater financial resources than us. Competitors may have lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Provisions of our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws could deter takeover attempts

Our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws and the Delaware General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact on the price of our common stock and may discourage third-party bids. These provisions may reduce any premiums paid to you for shares of our common stock that you own. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested stockholders, and also could have the effect of delaying or preventing a change in control.

Changes in laws or regulations governing our operations may adversely affect our business

We and our portfolio companies are subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse impact on our business. See “Regulation.”

We could face losses and potential liability if intrusions, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Failure to deploy new capital may reduce our return on equity

If we fail to invest our new capital effectively our return on equity may be negatively impacted, which could reduce the price of the shares of our common stock that you own.

The market price of our common stock may fluctuate significantly

The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	changes in earnings or variations in operating results;

•	any shortfall in revenue of net income or any increase in losses from levels expected by securities analysts;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Future sales of our common stock may negatively affect our stock price

The market price of our common stock could decline as a result of sales of a large number of shares of our common stock in the market, or the perception that such sales could occur. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and at a price that we deem appropriate.

Our common stock may be difficult to resell

Investors may not be able to resell shares of common stock at or above their purchase prices due to a number of factors, including:

•	actual or anticipated fluctuation in our operating results;

•	volatility in our common stock price;

•	changes in expectations as to our future financial performance or changes in financial estimates of securities analysts;

•	departures of key personnel; and

•	the operating and stock price performance of other comparable companies.

USE OF PROCEEDS

Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of our indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within six months, and in any event within two years. Pending such utilization, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Since we became a RIC, we have distributed, and currently intend to continue to distribute in the form of dividends, a minimum of 90% of our investment company taxable income, on a quarterly basis to our stockholders. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement our equity capital and support growth in its portfolio, unless our board of directors determines in certain cases to make a distribution. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of common stock, all cash distributions can be reinvested automatically under our Dividend Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our Dividend Reinvestment Plan on the stockholder’s behalf. See “Risk Factors—We may fail to continue to qualify for our pass- through tax treatment”; “Dividend Reinvestment Plan”; and “Business—Our Operations as a BDC and RIC.” Our common stock historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

Our common stock is quoted on the Nasdaq Stock Market under the symbol ACAS. As of April 16, 2003, we had 508 stockholders of record and approximately 74,000 beneficial owners.

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Stock Market and the dividends declared by us for the period from August 29, 1997, when public trading of our common stock commenced pursuant to our initial public offering, through June 9, 2003.

BID PRICE

	Net Asset Value Per Share(1)	High	Low	Dividend Declared		Premium (Discount) of Low Sales Price to Net Asset Value	Premium (Discount) of High Sales Price to Net Asset Value
1998
First Quarter	$13.63	$22.50	$17.25	$0.25		26.56%	65.08%
Second Quarter	$13.65	$24.63	$21.25	$0.29		55.68%	80.44%
Third Quarter	$13.77	$24.25	$10.13	$0.32		(26.43)%	76.11%
Fourth Quarter	$13.80	$18.44	$9.19	$0.48	(2)	(33.42)%	33.62%

1999
First Quarter	$14.02	$19.00	$14.00	$0.41		(0.14)%	35.52%
Second Quarter	$13.80	$21.25	$16.00	$0.43		15.94%	53.99%
Third Quarter	$13.64	$20.00	$16.25	$0.43		19.13%	46.63%
Fourth Quarter	$17.08	$23.13	$17.88	$0.47	(3)	4.60%	35.42%

2000
First Quarter	$17.69	$26.81	$20.88	$0.45		18.03%	51.55%
Second Quarter	$18.15	$27.75	$19.81	$0.49		9.15%	52.90%
Third Quarter	$16.51	$26.00	$21.75	$0.49		31.70%	57.44%
Fourth Quarter	$15.90	$26.00	$20.25	$0.74	(4)	27.38%	63.55%

2001
First Quarter	$15.06	$27.88	$21.88	$0.53		45.29%	85.13%
Second Quarter	$16.51	$28.10	$24.25	$0.55		46.88%	70.20%
Third Quarter	$16.62	$29.50	$24.14	$0.56		45.25%	77.50%
Fourth Quarter	$16.84	$29.89	$24.48	$0.66	(5)	45.37%	77.49%

2002
First Quarter	$16.63	$31.90	$26.45	$0.59		59.05%	91.82%
Second Quarter	$15.97	$32.98	$24.81	$0.63		55.35%	106.51%
Third Quarter	$16.08	$27.99	$17.00	$0.66		5.72%	74.07%
Fourth Quarter	$15.82	$24.54	$15.17	$0.69	(6)	(4.10)%	55.12%

2003
First Quarter	$16.40	$25.07	$21.41	$0.67		30.55%	52.87%
Second Quarter (Through June 9, 2003)	—	$29.48	$22.41	$0.68		—	—

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, our net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Includes extra dividend of $0.11.
(3)	Includes extra dividend of $0.03.
(4)	Includes extra dividend of $0.22.
(5)	Includes extra dividend of $0.09.
(6)	Includes extra dividend of $0.02.

CONSOLIDATED SELECTED FINANCIAL DATA

(In thousands, except per share data and portfolio companies)

The selected financial data should be read in conjunction with our consolidated financial statements and notes thereto.

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
	(unaudited)	(unaudited)
Total operating income	$43,064	$32,641	$147,022	$104,237	$70,052	$39,435	$22,206
Total operating expenses	12,301	9,390	44,473	32,612	27,382	16,365	8,160

Operating income before income taxes	30,763	23,251	102,549	71,625	42,670	23,070	14,046
Income tax benefit	—	—	—	—	2,000	912	261

Net operating income	30,763	23,251	102,549	71,625	44,670	23,982	14,307
Net realized gain (loss) on investments	3,905	57	(20,741)	5,369	4,539	3,636	—
Net unrealized (depreciation) appreciation on investments	(35,643)	(19,691)	(61,747)	(58,389)	(53,582)	69,583	2,608

Net (decrease) increase in shareholders’ equity resulting from operations	$(975)	$3,617	$20,061	$18,605	$(4,373)	$97,201	$16,915

Per share data:
Net operating income:
Basic	$0.65	$0.62	$2.60	$2.27	$2.00	$1.75	$1.29
Diluted	$0.65	$0.61	$2.57	$2.24	$1.96	$1.68	$1.25
Net (loss) earnings:
Basic	$(0.02)	$0.10	$0.51	$0.59	$(0.20)	$7.07	$1.53
Diluted	$(0.02)	$0.09	$0.50	$0.58	$(0.20)	$6.80	$1.48
Cash dividends	$0.67	$0.59	$2.57	$2.30	$2.17	$1.74	$1.34
Balance Sheet Data:
Total assets	$1,393,860	$983,719	$1,318,523	$904,184	$613,999	$398,430	$275,051
Total shareholders’ equity	$899,824	$623,090	$687,659	$640,265	$445,167	$311,745	$152,723
Other Data:
Number of portfolio companies at period end	72	59	69	55	46	36	15
Principal amount of loan originations	$177,048	$99,761	$480,226	$331,300	$257,509	$139,433	$116,864
Principal amount of loan repayments(1)	$96,882	$3,038	$113,680	$73,494	$32,121	$31,882	$1,719
NOI as % of average equity(2)(4)	13.7%	13.9%	14.6%	13.3%	13.9%	13.2%	9.8%
Return on equity(3)(4)	(0.49)%	2.3%	3.0%	3.4%	(1.3)%	51.0%	11.7%
Weighted average yield on debt securities(4)	12.5%	13.7%	12.5%	13.9%	14.6%	13.9%	13.0%

(1)	Principal amount of loan repayments includes the collection of payment in kind notes and accreted loan discounts.
(2)	Calculated before the effect of net (depreciation) appreciation on investments. Average equity is calculated based on the quarterly shareholders’ equity balances.
(3)	Return represents net increase (decrease) in shareholders’ equity resulting from operations.
(4)	Amounts are annualized for the three months ended March 31, 2003 and 2002.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATION

(in thousands except per share data)

All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which the Company operates negatively impacting the financial resources of the Company; (ii) certain of the Company’s competitors with substantially greater financial resources than the Company reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment;(iii) volatility in the value of equity investments; (iv) increased costs related to compliance with laws, including environmental laws; (v) changes in the economic conditions that could cause the Company’s portfolio companies to default on their loans or provide no returns on the Company’s investments; (vi) changes in the underlying assumptions used to value the Company’s privately held securities; (vii) ability of the Company to obtain additional financing; (viii) ability of the Company to retain key management personnel; and (ix) general business and economic conditions and other risk factors described in the Company’s reports filed from time to time with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company’s consolidated financial statements and the notes thereto.

Portfolio Composition

The Company’s primary business is investing in and lending to businesses through investments in senior debt, subordinated debt generally with detachable equity warrants, preferred stock, and common stock. The total portfolio value of investments in publicly and non-publicly traded securities was $1,303,778, $1,248,459 and $858,266 at March 31, 2003, December 31, 2002 and 2001, respectively. During the three months ended March 31, 2003 and the years ended December 31, 2002, 2001, 2000, the Company made investments totaling $178,000, $573,500, $389,300 and $275,500, including $4,500, $20,900, $6,500 and $9,500, in funds committed but undrawn under credit facilities, respectively. The weighted average effective interest rate on debt securities was 12.5%, 12.5%, 13.9% and 14.6%, at March 31, 2003, December 31, 2002, 2001, and 2000, respectively.

The Company’s strategy for investing in new portfolio companies is to invest capital in the following three types of transactions: i) providing senior debt, mezzanine debt and equity and serving as a financial partner in management and employee buyouts, ii) providing mezzanine and senior debt financing for buyouts led by private equity firms, and iii) providing mezzanine and senior debt directly to private and small public companies.

The Company seeks to be a long-term partner with its portfolio companies. As a long-term partner, the Company will invest capital in a portfolio company subsequent to the initial investment if the Company believes that it can achieve appropriate returns for its investment. Add-on financings fund i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company’s business, ii) recapitalization at the portfolio company, iii) growth at the portfolio company such as product development or plant expansions, or iv) working capital for portfolio companies that need capital to fund operating costs, debt service, or growth in receivables or inventory.

The Company’s investments during the three months ended March 31, 2003 and 2002 and the years ended December 31, 2002, 2001 and 2000 were as follows:

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
New Portfolio Company Buyouts	$—	$87,000	$245,300	$106,000	$92,700
New Portfolio Company Mezzanine Financing	132,300	8,500	197,000	56,000	46,400
New Portfolio Company for Direct Investments	40,000	—	—	160,900	85,700
Add-On Financing for Acquisitions	—	3,800	80,700	28,400	25,400
Add-On Financing for Recapitalization	—	—	22,300	—	—
Add-On Financing for Growth	—	2,000	4,100	15,200	10,500
Add-On Financing for Working Capital	5,700	7,600	24,100	22,800	14,800

Total	$178,000	$108,900	$573,500	$389,300	$275,500

Critical Accounting Policies

Valuation of Investments

The Company values its investment portfolio each quarter. The portfolio analysts in the Company’s finance department prepare the portfolio company valuations each quarter using the most recent portfolio company financial statements and forecasts. These analysts will also consult with the respective principal who is managing the portfolio investment relationship to obtain further updates on the portfolio company performance, including information such as industry trends, new product development, and other operational issues. The valuations are reviewed by the Company’s investment committee and audit committee of the Board of Directors and presented to the Board of Directors, which reviews and approves the portfolio valuations in accordance with the following valuation policy.

Investments are carried at fair value, as determined by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities that are not publicly traded, or for which the Company has various degrees of trading restrictions, the Company prepares an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company and the liquidation value of the company’s assets. The Company will use weighting of some or all of the above valuation methods. In valuing convertible debt, equity or other securities, the Company will value its equity investment based on its pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. The Board of Directors will value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the portfolio company, the Board of Directors will reduce the value of the Company’s debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities. Loan origination fees collected upon the funding of a loan are deferred and accreted into interest income over the life of the loan using the effective interest method. Dividend income is recognized on the ex-dividend date. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. The Company will assess the collectibility of the interest based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows. For loans with payment-in-kind (“PIK”) interest features, the Company bases income accruals on the valuation of the PIK notes received from the borrower. If the portfolio company valuation indicates a value of the PIK notes that is not sufficient to cover the contractual interest, the Company will not accrue interest income on the notes.

Fee Income Recognition

Fees primarily include financial advisory, transaction structuring, financing and prepayment premiums. Financial advisory fees represent amounts received for providing advice and analysis to middle market companies and are recognized as earned based on services provided. Transaction structuring and financing fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment premiums are recognized as they are received.

Stock-Based Compensation

Through the quarter ended March 31, 2003, the Company followed the intrinsic method of accounting under APB No. 25, “Accounting for Stock Issued to Employees” (APB 25), and related interpretations in accounting for our stock-based compensation plan. In accordance with SFAS No. 123, “Accounting for Stock-Based Compensation” (SFAS 123), the Company elected through the quarter ended March 31, 2003 to continue to apply the provisions of APB 25 and provide pro forma disclosure of its consolidated net operating income and net increase (decrease) in shareholders’ equity resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123. In the second quarter of 2003, the Company elected to begin applying the fair value method of accounting in accordance with SFAS 123 for all stock options granted in 2003 and forward in accordance with the transition rules as prescribed by SFAS No. 148, “Accounting for Stock-Based Compensation—An Amendment of FASB Statement No. 123.”

Results of Operations

The Company’s consolidated financial performance, as reflected in its Consolidated Statements of Operations, is composed of three primary elements. The first element is “Net operating income,” which is primarily the interest and dividends earned from investing in debt and equity securities and financial advisory, transaction structuring, financing and prepayment and other fees, less the operating expenses of the Company. The second element is “Net unrealized (depreciation) appreciation of investments,” which is the net change in the estimated fair values of the Company’s portfolio investments at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. The third element is “Net realized (loss) gain on investments,” which reflects the difference between the proceeds from a sale or maturity of a portfolio investment and the cost at which the investment was carried on the Company’s Consolidated Balance Sheets.

Comparison of the Three Months Ended March 31, 2003 and 2002

The consolidated operating results for the three months ended March 31, 2003 and 2002 follows:

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
Operating income	$43,064	$32,641
Operating expenses	12,301	9,390

Net operating income	30,763	23,251
Net realized gain on investments	3,905	57
Net unrealized depreciation of investments	(35,643)	(19,691)

Net increase (decrease) in shareholders’ equity resulting from operations	$(975)	$3,617

Operating Income

Total operating income is comprised of two components: interest and dividend income and fees. For the three months ended March 31, 2003, total operating income increased $10,423, or 32%, over the three months ended March 31, 2002. Interest and dividend income consisted of the following for the three months ended March 31, 2003 and 2002:

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
Interest income on debt securities	$36,355	$28,754
Interest income (loss) on interest rate swap agreements	(3,676)	(1,342)
Interest income on bank deposits and employee loans	150	391
Dividend income on equity securities	1,876	465

Total interest and dividend income	$34,705	$28,268

In 2003, interest income on debt securities increased by $7,601, or 26% to $36,355. Interest and dividend income is affected by both the level of net new investments and by changes in the one-month LIBOR and prime lending rates. The Company’s daily weighted average debt investment at cost increased from $844,400 in 2002 to $1,101,800 in 2003 resulting from new loan originations of $562,111, net of loan repayments totaling $207,524 during the last twelve months ended March 31, 2003. The daily weighted average interest rate on debt securities decreased to 13.2% in 2003 from 13.6% in 2002 due primarily to a decrease in the weighted average monthly prime lending rate from 4.75% in 2002 to 4.25% in 2003 and a decrease in the average monthly LIBOR rate from 1.86% in 2002 to 1.33% in 2003. To match the interest rate basis of its assets and liabilities and to fulfill its obligations under the terms of its revolving debt funding facility and asset securitizations, the Company enters into interest rate swap agreements in which it either pays a floating rate based on the prime rate and receives a floating rate based on LIBOR, or pays a fixed rate and receives a floating rate based on LIBOR. Use of the interest rate swaps enables the Company to lock in the spread between the yield on in its investments and the cost of its borrowings. As a result, both interest income and interest expense are affected by changes in LIBOR. See “Interest Rate Risk” for a discussion of the Company’s use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. The negative impact of the interest rate swap agreements increased by $2,334 to $3,676 in 2003 due primarily to an increase in the average quarterly notional amount from $362,198 in 2002 to $642,110 in 2003 as well as a decrease in the average monthly LIBOR rate. Dividend income on equity securities increased by $1,411 to $1,876, due primarily to a cash dividend declared on one portfolio company equity investment.

Fee income consisted of the following for the three months ended March 31, 2003 and 2002:

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
Transaction structuring fees	$1,575	$1,567
Financing fees	3,892	1,686
Financial advisory fees	902	726
Prepayment fees	1,560	—
Other fees	430	394

Total fee income	$8,359	$4,373

In 2003, fee income increased by $3,986, or 91%, to $8,359. The transaction structuring fees were the result of closing one direct or buyout transaction totaling $40,000 in 2003 compared to three direct or buyout transactions totaling $87,000 in 2002. The transaction structuring fees were 3.9% and 1.8% of new buyout or direct investments in 2003 and 2002, respectively. The increase in financing fees was attributable to an increase in loan originations from $99,761 in 2002 to $177,048 in 2003. The financing fees were 2.2% and 1.7% of loan originations in 2003 and 2002, respectively. The prepayment fees of $1,560 in 2003 were the result of the prepayment of three loans totaling $59,892. The increase in financial advisory and other fees is due to the total dollar volume of new investments in 2003 as compared to 2002 as well as the number of portfolio companies under management in 2003.

Operating Expenses

Operating expenses for 2003 increased $2,911, or 31%, over 2002. The increase is primarily due to an increase in interest expense from $2,236 in 2002 to $4,011 in 2003, an increase in salaries and benefits from $4,325 in 2002 to $4,674 in 2003, and an increase in general and administrative expenses from $2,829 in 2002 to $3,616 in 2003. Interest expense increased due to an increase in the Company’s weighted average borrowings from $276,400 in 2002 to $507,029 in 2003, net of a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 3.24% in 2002 to 3.16% in 2003. As discussed above, the decrease in the weighted average interest rate is due to a decrease in the average monthly LIBOR rate from 1.86% in 2002 to 1.33% in 2003. Salaries and benefits expense increased slightly due primarily to an increase in employees from 82 at March 31, 2002 to 113 at March 31, 2003, partially offset by a decrease in incentive compensation as a result of the Company not meeting certain performance criteria. General and administrative expenses increased primarily due to higher facilities expenses, insurance, Board of Directors fees, and financial reporting expenses.

Net Realized Gains

The Company’s net realized gains (losses) for the three months ended March 31, 2003 and 2002 consisted of the following:

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
Plastech Engineered Products, Inc.	$1,641	$—
Weston ACAS Holdings, Inc.	1,395	—
Lubricating Specialties Co.	782	—
Other	87	57

Total net realized gains	$3,905	$57

In the first quarter of 2003, the Company realized gains of $1,641 and $1,395, respectively, from the realization of unamortized original issue discount (“OID”) from the prepayment of debt by Plastech Engineered Products, Inc. and Weston ACAS Holdings, Inc. In the first quarter of 2003, the Company exited its investment in Lubricating Specialties Co. through the sale of its common stock warrants and the prepayment of its subordinated debt. The Company realized a gain from the realization of the unamortized OID and the sale of the common stock warrants of $782.

Unrealized Appreciation and Depreciation of Investments

The net unrealized depreciation and appreciation of investments is based on portfolio asset valuations determined by the Company’s Board of Directors. The following table itemizes the change in net unrealized (depreciation) appreciation of investments and the net realized gains for the three months ended March 31, 2003 and 2002:

	Number of Companies	Three Months Ended March 31, 2003	Number of Companies	Three Months Ended March 31, 2002
Gross unrealized appreciation of investments	9	$12,901	7	$9,823
Gross unrealized depreciation of investments	16	(47,768)	15	(31,622)
Unrealized (depreciation) appreciation of interest rate swaps	—	(474)	—	2,108
Reversal of prior year unrealized depreciation (appreciation) upon a realization	1	(302)	—	—

Net depreciation of investments	26	$(35,643)	22	$(19,691)

Net realized gain	9	$3,905	1	$57

The fair value of the interest rate swap agreements represents the fee to either party to terminate the agreements as of a specified date based on the early termination provisions in the respective agreements. A negative fair value would represent the fee the Company would have to pay the other party and a positive fair value would represent the fee the Company would receive from the other party to terminate the agreement. The fair value of the interest rate swap agreements will resolve to zero if held to maturity.

Comparison of the Years Ended December 31, 2002, 2001 and 2000

The Company’s consolidated operating results for the years ended December 31, 2002, 2001, and 2000 are as follows:

	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Operating income	$147,022	$104,237	$70,052
Operating expenses	44,473	32,612	27,382

Operating income before income taxes	102,549	71,625	42,670
Income tax benefit	—	—	2,000

Net operating income	102,549	71,625	44,670
Net realized (loss) gain on investments	(20,741)	5,369	4,539
Net unrealized depreciation of investments	(61,747)	(58,389)	(53,582)

Net increase (decrease) in shareholders’ equity resulting from operations	$20,061	$18,605	$(4,373)

Fiscal Year 2002 Compared to Fiscal Year 2001

Operating Income

Total operating income is comprised of two components: interest and dividend income and fees. For the year ended December 31, 2002 (“2002”), total operating income increased $42,785, or 41%, over the year ended December 31, 2001 (“2001”). Interest and dividend income consisted of the following for the years ended December 31, 2002 and December 31, 2001:

	Year Ended December 31, 2002	Year Ended December 31, 2001
Interest income on debt securities	$129,180	$86,713
Interest income on interest rate swap agreements	(11,153)	(1,848)
Interest income on bank deposits and employee loans	1,315	1,599
Dividend income on equity securities	2,726	1,822

Total interest and dividend income	$122,068	$88,286

In 2002, interest income on debt securities increased by $42,467, or 49% to $129,180. Interest and dividend income is affected by both the level of net new investments and by changes in the one-month LIBOR and prime lending rates. The Company’s daily weighted average debt investment at cost increased from $614,817 in 2001 to $950,513 in 2002 resulting from new loan originations of $480,226, net of loan repayments totaling $113,680. The daily weighted average interest rate on debt securities decreased to 13.6% in 2002 from 14.1% in 2001 due primarily to a decrease in the weighted average prime lending rate from 6.33% in 2001 to 4.68% in 2002. To match the interest rate basis of its assets and liabilities and to fulfill its obligations under the terms of its revolving debt funding facility and term securitizations, the Company enters into interest rate swap agreements in which it either pays a floating rate based on the prime rate and receives a floating rate based on LIBOR, or pays a fixed rate and receives a floating rate based on LIBOR. Use of the interest rate swaps enables the Company to lock in the spread between the yield on its investments and the cost of its borrowings. As a result, both interest income and interest expense are affected by changes in LIBOR. See “Interest Rate Risk” for a discussion of the Company’s use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. The negative impact of the interest rate swap agreements increased by $9,305 to $11,153 in 2002 due primarily to an increase in the average quarterly notional amount from $266,785 in 2001 to $496,653 in 2002 as well as a decrease in the average monthly LIBOR rate from 3.70% in 2001 to 1.76% in 2002. Dividend income on equity securities increased by $904, or 50%, to $2,726 due primarily to an increase in the overall investments in preferred stock in 2002 as compared to 2001.

Fee income consisted of the following for the years ended December 31, 2002 and December 31, 2001:

	Year Ended December 31, 2002	Year Ended December 31, 2001
Transaction structuring fees	$6,724	$3,459
Financing fees	10,086	7,946
Financial advisory fees	3,781	1,950
Prepayment fees	1,478	1,205
Other fees	2,885	1,391

Total fee income	$24,954	$15,951

In 2002, fee income increased by $9,003, or 56%, to $24,954. The increase in the transaction structuring fees was the result of closing ten buyout transactions totaling $245,300 in 2002 compared to four buyout transactions totaling $106,000 in 2001. The transaction structuring fees were 2.7% and 3.3% of new buyout investments in 2002 and 2001, respectively. The increase in financing fees was attributable to an increase in loan originations from $331,300 in 2001 to $480,226 in 2002. The financing fees were 2.1% and 2.4% of loan originations in 2002 and 2001, respectively. The increase in financial advisory and other fees is due to the total dollar volume of new investments in 2002 as compared to 2001 as well as the number of portfolio companies under management in 2002.

Operating Expenses

Operating expenses for 2002 increased $11,861, or 36%, over 2001. The increase is primarily due to an increase in interest expense from $10,343 in 2001 to $14,321 in 2002, an increase in salaries and benefits expense from $14,571 in 2001 to $18,621 in 2002 and an increase in general and administrative expenses from $7,698 in 2001 to $11,531 in 2002. Interest expense increased due to an increase in the Company’s weighted average borrowings from $175,600 in 2001 to $416,800 in 2002, net of a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 5.9% in 2001 to 3.4% in 2002. As discussed above, the decrease in the weighted average interest rate is due to a decrease in the average monthly LIBOR rate from 3.70% in 2002 to 1.76% in 2001. Salaries and benefits expense increased due primarily to an increase in employees from 68 at December 31, 2001 to 108 at December 31, 2002. General and administrative expenses increased primarily due to higher facilities expenses, insurance, Board of Directors fees, and financial reporting expenses.

Net Realized (Losses) Gains

The Company recorded a net realized loss of $20,741 in 2002 and recorded a net realized gain of $5,369 in 2001.

In September 2002, the Company exited its investment in Goldman Industrial Group (“Goldman”) as a result of the sale of certain of Goldman’s assets under Section 363 of the Bankruptcy Code. Those assets were related to the sale of Bridgeport Machines, Ltd (“BML”) and the intellectual property, brand name, and other intangible assets of Bridgeport Machines, Inc. (“Certain Assets of BMI” and collectively with “BML “, the “Bridgeport Assets”). In 2000, the Company made a $30,000 investment consisting of subordinated debt with common stock warrants in Goldman. The Company had recorded an unrealized loss of $3,937 in 2001 and an unrealized loss of $21,246 in 2002 for a cumulative unrealized loss of $25,183 through the second quarter of 2002 to adjust the Company’s carrying value to fair value. The Company recognized a net realized loss of $25,578 in 2002 on its investments in $25,000 of the subordinated debt and common stock warrants and recorded an unrealized gain of $3,937 to reverse the previously recorded prior year unrealized loss. Goldman’s Bridgeport Assets were purchased by BPT Holdings, Inc. (“BPT”), which was capitalized with $18,000 from the Company in the form of senior debt, preferred stock and common stock and the assumption of the $30,000 subordinated debt from Goldman. Of that $30,000 investment, $5,000 of the Company’s investment in Goldman was directly in BML, which was not a party to the Goldman bankruptcy. This investment continues to be recorded at a value of $5,000. The $25,000 balance of the Goldman investment was exchanged for securities in BPT that were deemed to not have any value and were therefore treated as a realized loss.

During 2002, the Company exited its investment in Decorative Surfaces International, Inc. (“DSI”) through a sale of DSI’s assets under Section 363 of the Bankruptcy Code. The Company recognized a net realized loss of $1,353 in 2002 on its investments in the subordinated debt, preferred stock, and common stock of DSI, which had a cumulative cost basis of $23,466, and recorded an unrealized gain of $5,352 to reverse the previously recorded prior year unrealized loss. The DSI assets were purchased by American Decorative Surfaces International, Inc. (“ADSI”), which was capitalized by the Company through ADSI’s assumption of $24,502 of the Company’s subordinated debt investment in DSI at par and by a $13,700 cash investment by the Company in the preferred stock of ADSI.

During 2002, the Company exited its investment in Middleby Corporation through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company received $28,216 in total proceeds from the sale and recognized a net realized gain of $2,444. The realized gain was comprised of $2,278 of unamortized OID on the subordinated debt and $166 of gain on the common stock warrants. In addition, the Company received a prepayment fee of $1,021 in 2002.

During 2002, the Company exited its investment in IGI, Inc. through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company received $8,323 in total proceeds from the sale and recognized a net realized gain of $1,300. The realized gain was comprised of $1,705 of unamortized OID on the subordinated debt, net of a $405 loss on the common stock warrants. In addition, the Company received a prepayment fee of $223 in 2002.

During 2002, the Company exited its senior debt and common stock warrant investments in Biddeford Textile Corp (“BTC”) in connection with a conveyance of BTC’s assets under a plan of reorganization under Chapter 11 of the Bankruptcy Code. The Company recognized a net realized loss of $1,100 in 2002 on its senior debt and common stock warrants investment, which had a cost basis of $3,632, and recorded an unrealized gain of $1,100 to reverse the previously recorded prior year unrealized loss. The assets securing the corporation’s BTC debt were conveyed to Biddeford Real Estate Holdings, Inc. (“BREH”), which was capitalized by the Company with senior debt and equity investments.

During 2002, the Company exited its investment in Crosman Corporation through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company received $4,854 in total proceeds from the sale and recognized a net realized gain of $363. The realized gain was comprised of $265 of unamortized OID on the subordinated debt and $98 of gain on the common stock warrants.

During 2002, the Company exited its investment in JAAGIR, LLC through a sale of its common stock warrants and the prepayment by JAAGIR, LLC of its subordinated debt. The Company received $3,398 in total proceeds from the sale and recognized a net realized gain of $79. The realized gain was comprised of $150 of unamortized OID on the subordinated debt, net of a $71 loss on the common stock warrants.

During 2002, the Company also recognized realized gains of $2,425, $673 and $55, respectively, from the realization of unamortized OID on the prepayment of debt by Weston ACAS Holdings, Inc. (“Weston”), Omnova Solutions, Inc. and PaR Systems, Inc., respectively. In addition, the Company received a prepayment fee of $235 in 2002 related to the prepayment by Weston. The Company also recognized a realized loss of $37 on the cancellation of common stock warrants in Dixie Trucking Company, Inc. The Company also recognized a realized loss of $40 in 2002 on the sale of common stock of o2wireless Solutions, Inc. (“o2wireless”) through a cashless exercise of the common stock warrants. During 2002, the Company also sold a portion of its shares of common stock in Gladstone Capital Corporation and recognized a realized gain of $29.

During 2001, the Company exited its investment in Cornell Companies, Inc. (“Cornell”) through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company recognized a net realized gain of $2,140. The realized gain was comprised of a $967 realization of unamortized OID on the subordinated debt, $883 of gain on the common stock warrants, and $290 on the realization of unaccreted loan fees. In December 2001, the Company sold its investment in BIW Connector Systems, LLC (“BIW”). The Company’s investment in BIW included senior debt and senior subordinated debt with common stock warrants. The Company recognized a net realized gain of $1,823 which was comprised of a $217 realization of OID on the subordinated debt, $1,405 of gain on the common stock warrants, and $201 on the realization of unaccreted loan fees. The Company converted its common stock investment in Mobile Tool, Inc. to subordinated debt by exercising its put rights and recognized a realized gain of $2,452 on this conversion. The Company realized losses of $500 and $592 on the write-off of its common stock investments on the sale of Erie Forge, and on Biddeford Textile Corp., which filed for bankruptcy protection under Chapter 11. The Company sold its common stock warrants in The L.A. Studios, Inc. and recognized a net realized gain of $24 which was comprised of a $126 realization of unamortized OID, and a $102 loss on the common stock warrants.

Unrealized Appreciation and Depreciation of Investments

The net unrealized depreciation and appreciation of investments is based on portfolio asset valuations determined by the Company’s Board of Directors. The following table itemizes the change in net unrealized (depreciation) appreciation of investments and the net realized (losses) gains for the fiscal years ended December 31, 2002 and December 31, 2001:

	Number of Companies	Year Ended December 31, 2002	Number of Companies	Year Ended December 31, 2001
Gross unrealized appreciation of investments	18	$79,811	8	$8,347
Gross unrealized depreciation of investments	27	(125,225)	39	(58,442)
Unrealized depreciation of interest rate swaps	—	(26,722)	—	(4,265)
Reversal of prior year unrealized depreciation/(appreciation) upon a realization	3	10,389	7	(4,029)

Net depreciation of investments	48	$(61,747)	54	$(58,389)

Net realized (loss) gain	13	$(20,741)	7	$5,369

The gross unrealized depreciation of investments above includes $1,128 and $818 for 2002 and 2001, respectively, resulting from the change in accounting principle adopted by us during fiscal year 2001 related to debt discounts attributable to loan originations through December 31, 2000. The number of companies above does not include investments which include unrealized depreciation solely due to the accounting change.

The fair value of the interest rate swap agreements represents the fee to either party to terminate the agreements as of a specified date based on the early termination provisions in the respective agreements. A negative fair value would represent the fee we would have to pay the other party and a positive fair value would represent the fee we would receive from the other party to terminate the agreement. The fair value of the interest rate swap agreements will resolve to zero if held to maturity.

Fiscal Year 2001 Compared to Fiscal Year 2000

Operating Income

Total operating income is comprised of two components: interest and dividend income and fees. For 2001, total operating income increased $34,185, or 49%, over the year ended December 31, 2000 (“2000”). Interest and dividend income consisted of the following for the years ended December 31, 2001 and December 31, 2000:

	Year Ended December 31, 2001	Year Ended December 31, 2000
Interest income on debt securities	$86,713	$56,169
Interest income on interest rate swap agreements	(1,848)	—
Interest income on bank deposits and employee loans	1,599	1,695
Dividend income on equity securities	1,822	869

Total interest and dividend income	$88,286	$58,733

In 2001, interest income on debt securities increased by $30,544, or 54% to $86,713. Interest income is affected by both the level of net new investments and by changes in the one-month LIBOR and prime lending rates. The Company’s daily weighted average debt investment at cost increased from $376,202 in 2000 to $614,817 in 2001 resulting from new loan originations of $331,300, net of loan repayments totaling $73,494. The daily weighted average interest rate decreased to 14.1% in 2001 from 14.9% in 2000 due primarily to a decrease in the prime lending rate from 9.50% at December 31, 2000 to 4.75% at December 31, 2001. To match the interest rate basis of its assets and liabilities and to fulfill its obligations under the terms of our revolving debt funding facility and term securitizations, the Company enters into interest rate swap agreements in which it either pays a floating rate based on the prime rate and receives a floating rate based on LIBOR, or pays a fixed rate and receives a floating rate based on LIBOR. Use of the interest rate swaps enables the Company to lock in the spread between the yield on its investments and the cost of its borrowings. As a result, both interest income and interest expense are affected by changes in LIBOR. See “Interest Rate Risk” for a discussion of the Company’s use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. The negative impact of the interest rate swap agreements was $1,848 in 2001 due primarily to an increase in the average notional amount and an increase in the average monthly LIBOR rate. Dividend income on equity securities increased by $953, or 110%, to $1,822 due primarily to an increase in the overall investments in preferred stock in 2001 from 2000.

Fee income consisted of the following for the years ended December 31, 2001 and December 31, 2000:

	Year Ended December 31, 2001	Year Ended December 31, 2000
Transaction structuring fees	$3,459	$1,466
Financing fees	7,946	7,170
Financial advisory fees	1,950	717
Prepayment fees	1,205	888
Other fees	1,391	1,078

Total fee income	$15,951	$11,319

In 2001, fee income increased by $4,632, or 41%, to $15,951. The increase in the transaction structuring fees was the result of closing four buyout transactions totaling $106,000 in 2001 compared to five buyout transactions totaling $92,700 in 2000. The transaction structuring fees were 3.3% and 1.6% of new buyout investments in 2002 and 2001, respectively. The increase in financing fees was attributable to an increase in loan originations from $257,509 in 2000 to $331,300 in 2001. The financing fees were 2.4% and 2.8% of loan originations in 2001 and 2000, respectively. The decrease in the loan origination fees as a percentage of the loan originations in 2001 is due to the adoption of change in accounting principle in 2001 that required the Company to accrete loan origination fees over the life of the investment using the effective interest method. In 2000, the Company recognized the loan origination fees when they were collected. The increase in financial advisory and other fees is due to the total dollar volume of new investments in 2001 as well as the number of portfolio companies under management in 2001.

Operating Expenses

Operating expenses for 2001 increased $5,230, or 19%, over 2000. The increase is primarily due to an increase in salaries and benefits expense from $11,259 in 2000 to $14,571 in 2001 and an increase in general and administrative expenses from $6,432 in 2000 to $7,698 in 2001. Operating expenses for 2001 consisted of $14,571 in salaries and benefits, $7,698 in general and administrative expenses, and $10,343 in interest expense. Interest expense increased due to an increase in the Company’s weighted average borrowings from $97,600 in 2000 to $175,600 in 2001, net of a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 9.9% in 2000 to 5.9% in 2001. General and administrative expenses increased primarily due to higher facilities expenses, insurance, Board of Directors fees, and financial reporting expenses. Salaries and benefits expense increased due to an increase in employees from 58 at December 31, 2000 to 68 at December 31, 2001 and an increase in incentive compensation awarded from $5,724 awarded during 2000 to $6,181 awarded in 2001.

Net Realized Gains

The Company recorded net realized gains of $5,369 and $4,539 in 2001 and 2000, respectively.

During 2001, the Company exited its investment in Cornell through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company recognized a net realized gain of $2,140. The realized gain was comprised of a $967 realization of unamortized OID on the subordinated debt, $883 of gain on the common stock warrants, and $290 on the realization of unaccreted loan fees. In December 2001, the Company sold its investment in BIW. The Company’s investment in BIW included senior debt and senior subordinated debt with common stock warrants. The Company recognized a net realized gain of $1,823 which was comprised of a $217 realization of OID on the subordinated debt, $1,405 of gain on the common stock warrants, and $201 on the realization of unaccreted loan fees. The Company converted its common stock investment in Mobile Tool, Inc. to subordinated debt by exercising its put rights and recognized a realized gain of $2,452 on this conversion. The Company realized losses of $500 and $592 on the write-off of its common stock investments on the sale of Erie Forge, and on BTC, which filed for bankruptcy protection under Chapter 11. The Company sold its common stock warrants in The L.A. Studios, Inc. and recognized a net realized gain of $24 which was comprised of a $126 realization of unamortized OID, and a $102 loss on the common stock warrants.

During 2000, one of the Company’s portfolio companies, o2wireless, completed an initial public offering. In conjunction with the offering, o2wireless repaid the Company’s $13,000 subordinated note. In addition, the Company exercised and sold 180 of the 2,737 common stock warrants it owned. As a result of these transactions, the Company recorded a realized gain of $4,303 which was comprised of $2,475 of previously unamortized OID and $1,828 of gain on the sale of the exercised warrants.

Unrealized Appreciation and Depreciation of Investments

The net unrealized depreciation and appreciation of investments is based on portfolio asset valuations determined by the Company’s Board of Directors. The following table itemizes the change in net unrealized (depreciation) appreciation of investments and the net realized gains for the fiscal years ended December 31, 2001 and December 31, 2000:

	Number of Companies	Year Ended December 31, 2001	Number of Companies	Year Ended December 31, 2000
Gross unrealized appreciation of investments, excluding Capital.com	8	$8,347	17	$34,401
Gross unrealized depreciation of investments, excluding Capital.com	38	(57,650)	8	(15,064)
Unrealized depreciation of Capital.com	1	(792)	1	(71,008)
Unrealized depreciation of interest rate swaps	—	(4,265)	—	(907)
Reversal of prior year unrealized appreciation upon a realization	7	(4,029)	2	(1,004)

Net depreciation of investments	54	$(58,389)	28	$(53,582)

Net realized gain	7	$5,369	2	$4,539

Capital.com, an Internet finance portal, was launched in July 1999 under the name AmericanCapitalOnline.com. In December 1999, the assets of AmericanCapitalOnline.com were contributed to Capital.com, Inc., a newly formed entity, and the site was renamed Capital.com. The total cost of the assets contributed to Capital.com by the Company was $1,492. During December 1999, a subsidiary of First Union Corporation (“First Union”) invested $15,000 in Capital.com in exchange for a 15% common equity stake and warrants to acquire up to an additional 5% of the common equity at a nominal price. The warrants were fully vested as of December 31, 2000. The unrealized loss of $71,008 unrealized loss in 2000 was recorded to reverse an unrealized gain of $71,008 recorded in the fiscal year ended December 31, 1999.

In considering the appropriate valuation of this investment at December 31, 2001 and December 31, 2000, in addition to the value implied by First Union’s investment for a 15% equity interest, the Company’s Board of Directors considered several factors including:

•	The valuation of comparable public company entities;

•	The very early development stage of Capital.com;

•	An estimated value for the warrants issued to First Union and the uncertainty of a subsequent valuation of Capital.com affecting the number of shares for which such warrants could be exercised;

•	The valuation implied by comparable private company transactions.

Based on all these factors and others that were considered, the Company’s Board of Directors valued the investment in Capital.com at $700 at December 31, 2001.

Financial Condition, Liquidity, and Capital Resources

At March 31, 2003, the Company had $28,622 in cash and cash equivalents and $31,840 of restricted cash included in other assets on the consolidated balance sheets. In addition, the Company had outstanding debt secured by assets of the Company of $174,508 under a revolving debt funding facility and $312,811 under three asset securitizations. During the three months ended March 31, 2003, the Company principally funded investments using draws on the revolving debt funding facility and equity offerings.

As a RIC, the Company is required to distribute annually 90% or more of its investment company taxable income and 98% of its net realized short-term capital gains to shareholders. The Company provides shareholders with the option of reinvesting their distributions in the Company. In the quarter ended March 31, 2003 and the years ended December 31, 2002, 2001 and 2000, shareholders reinvested $136, $961, $1,048 and $742, respectively, in dividends. Since the IPO, shareholders have reinvested $3,708 of dividends in the Company. While the Company will continue to provide shareholders with the option of reinvesting their distributions in the Company, the Company has historically and anticipates having to issue debt or equity securities in addition to the above borrowings to expand its investments in middle market companies. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to the Company on terms it deems favorable. The Company expects to have to raise between $450,000 and $550,000 in debt or equity capital during the year ended December 31, 2003 to fund its new investments for 2003.

Equity Capital Raising Activities

On March 26, 2003, the Company completed a public offering of its common stock and received net proceeds of approximately $124,657 on March 31, 2003 in exchange for 5,800 common shares. On March 31, 2003, the Company sold 870 shares of its common stock pursuant to the underwriters’ over-allotment option granted on March 26, 2003, and received net proceeds of $18,699. The proceeds from the offerings were used to repay borrowings outstanding under its revolving debt funding facility.

On January 8, 2003, the Company completed a public offering of its common stock and received net proceeds of approximately $88,724 on January 13, 2003 in exchange for 4,100 common shares. On January 13, 2003, the Company sold 615 shares of its common stock pursuant to the underwriters’ over-allotment option granted on January 8, 2003, and received net proceeds of approximately $13,309. The proceeds from the offerings were used to repay borrowings outstanding under its revolving debt funding facility.

On November 13, 2002, the Company completed a public offering of its common stock and received net proceeds of approximately $44,507 in exchange for 2,600 common shares. On December 5, 2002, the Company sold 390 shares of its common stock pursuant to the underwriters’ over-allotment option granted on November 13, 2002, and received net proceeds of approximately $6,676. The proceeds from the offerings were used to repay borrowings outstanding under its revolving debt funding facility.

On July 15, 2002, the Company completed a public offering of its common stock and received net proceeds of approximately $73,084 in exchange for 2,900 common shares. The proceeds from the offerings were used to repay borrowings outstanding under its revolving debt funding facility.

On December 19, 2001, the Company completed a public offering of its common stock and received net proceeds of approximately $44,800 in exchange for 1,700 common shares. On December 31, 2001, the Company sold 255 shares of its common stock pursuant to the underwriters’ over-allotment option granted on December 19, 2001, and received net proceeds of approximately $6,700. The proceeds from the offerings were used to repay borrowings outstanding under its revolving debt funding facility.

On September 12, 2001, the Company completed a public offering of its common stock and received net proceeds of approximately $49,500 in exchange for 1,800 common shares. The proceeds from the offering were used to repay borrowings outstanding under its revolving debt funding facility.

On June 26, 2001, the Company completed a public offering of its common stock and received net proceeds of approximately $109,100 in exchange for 4,500 common shares. On June 29, 2001, the Company sold 675 shares of its common stock pursuant to the underwriter’s over-allotment option granted on June 26, 2001, and received net proceeds of approximately $16,400. The proceeds from the offerings were used to repay borrowings outstanding under its revolving debt funding facility.

Debt Capital Raising Activities

As of March 31, 2003, December 31, 2002 and 2001, the Company, through ACS Funding Trust I (“Trust I”), an affiliated statutory trust, had $174,508, $255,793 and $147,646, respectively, in borrowings outstanding under a revolving debt-funding facility. On December 30, 2002, the Company received a temporary increase in the aggregate commitment of the revolving debt-funding facility from $225,000 to $275,000. On February 1, 2003, the commitment reverted back to $225,000. On March 25, 2003, the facility was amended to increase the aggregate commitment back to $275,000 through the term date of the facility of May 15, 2003. On May 16, 2003, the facility was amended to reduce the aggregate commitment to $225 million at the earlier of May 30, 2003 or the closing of a new asset securitization, through a new term date of June 13, 2003. As of June 9, 2003, the aggregate commitment under the facility is $225 million. As of December 31, 2002, the facility was collateralized by $467,012 of the Company’s loans. The full amount of principal will be amortized over a 24-month period at the end of the term and interest is payable monthly. Interest on borrowings under this facility is charged at one month LIBOR (1.38% at December 31, 2002) plus 125 basis points.

On May 21, 2003, the Company completed a $239,000 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2003-1 (“Trust V”), an affiliated statutory trust, and contributed to Trust V $308,000 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust V was authorized to issue $185,000 Class A notes, $31,000 Class B notes and $23,000 of Class C notes to institutional investors and $69,000 of Class D notes were retained by an affiliate of Trust V. The Class C notes consist of a $17 million tranche of floating rate notes and a $6 million tranche of fixed rate notes. The Class A notes carry an interest rate of one-month LIBOR plus 55 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 120 basis points. The floating rate tranche of the Class C notes carry an interest rate of one-month LIBOR plus 225 basis points and the fixed rate tranche carry an interest rate of 5.14%.

On August 8, 2002, the Company completed a $157,900 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-2 (“Trust IV”), an affiliated statutory trust, and contributed to Trust IV $210,500 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust IV was authorized to issue $105,300 Class A notes and $52,600 Class B notes to institutional investors and $52,600 of Class C notes were retained by an affiliate of Trust IV. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 160 basis points. As of December 31, 2002, the Company had issued all of the Class A and Class B notes. The notes are secured by loans from the Company’s portfolio companies that total $207,192 at December 31, 2002. The Class A notes mature on July 20, 2006 and the Class B notes mature on January 20, 2008. Early repayments are first applied to the Class A notes, and then to the Class B notes.

On March 15, 2002, the Company completed a $147,300 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-1 (“Trust III”), an affiliated statutory trust, and contributed to Trust III $196,300 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust III was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by an affiliate of Trust III. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of December 31, 2002, the Company had issued all of the Class A and Class B notes. The notes are secured by loans from the Company’s portfolio companies that total $166,359 at December 31, 2002. The Class A notes mature on November 20, 2005 and the Class B notes mature on March 20, 2007. Early repayments are first applied to the Class A notes, and then to the Class B notes.

On December 20, 2000, the Company completed a $115,400 asset securitization. In conjunction with the transaction, the Company established ACAS Business Loan Trust 2000-1 (“Trust II”), an affiliated statutory trust, and contributed to Trust II $153,700 in loans. Subject to certain conditions precedent, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust II was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by an affiliate of Trust II. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of December 31, 2000, Trust II had issued all $69,200 of Class A notes, and $18,000 of Class B notes; in January 2001, Trust II issued the remaining $28,200 of the Class B notes. The notes are secured by loans from the Company’s portfolio companies that total $131,233 at December 31, 2002. The Class A notes mature on March 20, 2006, and the Class B notes mature on August 20, 2007. Early repayments are applied to the Class A notes, and then to the Class B notes.

The weighted average debt balance for the three months ended March 31, 2003 and 2002 and the years ended December 31, 2002, 2001 and 2000 was $507,029, $276,400, $416,800, $175,600, and $97,600, respectively. The weighted average interest rates on all of the Company’s borrowings, including amortization of deferred finance costs, for the three months ended March 31, 2003 and 2002 and the years ended December 31, 2002, 2001, and 2000 were 3.16%, 3.24%, 3.43%, 5.88%, and 9.93% respectively.

As a BDC, the Company’s asset coverage must be at least 200% after each issuance of Senior Securities. As of March 31, 2003, December 31, 2002 and 2001, the Company’s asset coverage was approximately 286%, 213% and 360%, respectively.

A summary of the Company’s contractual payment obligations as of December 31, 2002 are as follows:

	Payments Due by Period
Contractual Obligations	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Revolving Debt Funding Facility	$255,793	$255,793	$—	$—	$—
Notes Payable, Excluding Discounts	364,593	40,853	90,317	212,716	20,707
Operating Leases	12,362	1,647	3,253	3,278	4,184

Total	$632,748	$298,293	$93,570	$215,994	$24,891

Off Balance Sheet Arrangements

At March 31, 2003 and December 31, 2002, the Company had commitments under loan agreements to fund up to $26,631 and $31,510, respectively, to ten portfolio companies. These commitments are composed of working capital credit facilities and acquisition credit facilities. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in the Company’s portfolio.

As of March 31, 2003, the Company had debt guarantees that total $5,000 for one portfolio company that expired in April 2003. As of December 31, 2002, the Company had debt guarantees that total $11,185 for two portfolio companies, which expire through April 2003. As of March 31, 2003 and December 31, 2002 the Company also had provided performance guarantees that total $15,100 for three portfolio companies and $13,100 for two portfolio companies, respectively, that will expire upon the performance of the portfolio company. The Company generally entered into the performance guarantees to ensure a portfolio company’s specific performance under a service contract as required by the respective portfolio company’s customer. The Company would be required to perform under the guarantee if the related portfolio company were unable to meet specific requirements under the related contract. Any fundings under the guarantees by the Company would constitute a subordinated debt liability of the portfolio company.

The Company has non-cancelable operating leases for office space and office equipment. The leases expire over the next eight years and contain provisions for certain annual rental escalations.

A summary of the Company’s guarantees and loan commitments as of December 31, 2002 are as follows:

	Amount of Commitment Expiration by Period
Other Commitments	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Guarantees	$24,285	$11,185	$—	$—	$13,100
Loan Commitments	31,510	21,367	3,391	4,200	2,552

Total	$55,795	$32,552	$3,391	$4,200	$15,652

Portfolio Credit Quality

Loan Grading and Performance

The Company grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant.

Under this system, loans with a grade of 4 involve the least amount of risk in the Company’s portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Loans graded 3 involve a level of risk that is similar to the risk at the time of origination.

The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan’s risk has increased since origination. The borrower may be out of compliance with debt covenants. Loan payments are generally not more than 120 days past due and we expect to recover the full face value of the debt. For loans graded 2, the Company’s management will increase procedures to monitor the borrower and the fair value generally will be lowered. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Some or all of the debt covenants are out of compliance and payments are delinquent. Loans graded 1 are not anticipated to be repaid in full and the Company will reduce the fair value of the loan to the amount it anticipates will be recovered.

To monitor and manage the investment portfolio risk, management tracks the weighted average investment grade. The weighted average investment grade was 3.0, 3.0 and 2.9 as of March 31, 2003, December 31, 2002, and 2001, respectively. At March 31, 2003, December 31, 2002 and 2001, the Company’s investment portfolio was graded as follows:

	March 31, 2003		December 31, 2002		December 31, 2001
Grade	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
4	$234,119	17.5%	$288,897	22.6%	$107,837	12.7%
3	958,720	71.9%	808,635	63.4%	529,167	62.1%
2	102,552	7.7%	145,235	11.4%	206,921	24.3%
1	38,687	2.9%	33,075	2.6%	8,392	0.9%

	$1,334,078	100.0%	$1,275,842	100.0%	$852,317	100.0%

The amounts at March 31, 2003, December 31, 2002, and 2001 do not include the Company’s investments for which the Company has only invested in the equity securities of the companies.

The decline in the investment grade 4 at March 31, 2003 as compared to December 31, 2002 was principally due to the exit or partial exit of three portfolio companies during the first quarter of 2003. The improvement in the investment grade 3 as compared to December 31, 2002 is primarily the result of new investments made during the three months ended March 31, 2003, which had a fair value of $166,736 as of March 31, 2003. The improvement in the investment grade 2 as compared to December 31, 2002 is partially due to a net decrease of two portfolio companies with a loan grade 2, with one portfolio company upgraded to a grade 3 and one portfolio company downgraded to a grade 1, as well as the reduction in the fair value of certain investment grade 2 portfolio companies due to unrealized depreciation recorded during the three months ended March 31, 2003. The increase in investment grade 1 as compared to December 31, 2002 is primarily due to the deterioration in performance of one portfolio company resulting in a net increase of one portfolio company with an investment grade of 1, partially offset by the reduction in the fair value of certain investment grade 1 portfolio companies due to the unrealized depreciation recorded during the three months ended March 31, 2003.

The improvement in the investment grade 4 at December 31, 2002 as compared to December 31, 2001 was principally due to strong performance at certain portfolio companies resulting in a net increase of six portfolio companies with an investment grade of 4. The improvement in the investment grade 3 as compared to December 31, 2001 is primarily the result of new investments made during the year ended December 31, 2002, which had a fair value of $442,176 as of December 31, 2002, as well as the steady performance of certain existing portfolio companies. The improvement in the investment grade 2 as compared to December 31, 2001 is partially due to the exits of certain portfolio companies during the year ended December 31, 2002 that were classified as an investment grade 2 at December 31, 2001 as well as the reduction in the fair value of certain investment grade 2 portfolio companies due to unrealized depreciation recorded during the year ended December 31, 2002. The improvement of the investment grade 2 was also attributable to the change in grades of certain portfolio companies to either grade 1 or grade 3 as a result of the underlying performance of the companies. The increase in investment grade 1 as compared to December 31, 2001 is primarily due the deterioration in performance of certain portfolio companies resulting in a net increase of four portfolio companies with an investment grade of 1.

The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. At March 31, 2003, twelve loans to eight portfolio companies with a face amount of $91,927 were on non-accrual. Loans with one of the eight portfolio companies are grade 2 loans, and loans with seven of the portfolio companies are grade 1 loans. Five of these loans totaling $45,820 with PIK interest features were on non-accrual. At December 31, 2002, eleven loans to eight portfolio companies with a face amount of $73,155 were on non-accrual. Loans with two of the eight portfolio companies are grade 2 loans, and loans with six of the portfolio companies are grade 1 loans. Six of these loans totaling $48,686 with PIK interest features were on non-accrual.

In the first quarter of 2003, the Company recapitalized one portfolio company by exchanging $13,535 of senior debt into subordinated debt and exchanging $6,222 of subordinated debt into preferred stock.

During 2002, the Company recapitalized four portfolio companies by exchanging senior and subordinated debt for preferred stock. The Company exchanged $7,200 of subordinated debt of Confluence Holdings Corp., $16,452 of senior debt of Chance Coach, Inc. (“Chance Coach”), $3,763 of senior debt of Fulton Bellows & Components, Inc., and $9,357 of senior and subordinated debt of the Inca Group for preferred stock.

During 2001, the Company recapitalized two portfolio companies by exchanging subordinated debt for preferred stock. $4,600 of subordinated debt in Chance Coach and $5,600 of subordinated debt in EuroCaribe Packing Company, Inc. was exchanged to preferred stock of the same face amount in each entity, respectively.

At March 31, 2003, December 31, 2002, and 2001, loans on accrual status past due were as follows:

	Number of Portfolio Companies	March 31, 2003	Number of Portfolio Companies	December 31, 2002	Number of Portfolio Companies	December 31, 2001
Current	56	$1,068,852	52	$1,009,361	40	$679,971

1—30 Days Past Due	—	—	—	—	1	6,477
31—60 Days Past Due	—	—	1	9,000	1	22,152
61—90 Days Past Due	2	27,100	—	—	1	14,400
Greater than 90 Days Past Due	1	14,156	3	27,274	3	30,119
Non-accruing Loans	8	91,927	8	73,155	4	49,860

Subtotal	11	133,183	12	109,429	10	123,008

Total	67	$1,202,035	64	$1,118,790	50	$802,979

The loan balances above reflect the full face value of the note. The Company believes that debt service collection is probable for the loans greater than 90 days past due.

Credit Statistics

The Company monitors several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

•	Debt to EBITDA Ratio—the sum of all debt with equal or senior security rights to the Company’s debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the most recent twelve months or, when appropriate, the forecasted twelve months.

•	Interest Coverage Ratio—EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period.

•	Debt Service Coverage Ratio—EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period.

The Company requires portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, the Company calculates the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the proforma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, the Company makes certain adjustments to EBITDA to reflect the proforma results of a company consistent with a change of control transaction. The Company evaluates portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, non-recurring revenues or expenses, and other acquisition or restructuring related items.

The statistics are weighted by the Company’s investment value for each portfolio company and do not include investments in which the Company holds only equity securities. For the statistics for the quarter ended March 31, 2003 for portfolio companies with a nominal EBITDA, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA. The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the aggregate investment portfolio as of the quarter ended March 31, 2003 and the years ended December 31, 2002, 2001, 2000 and 1999:

In addition to these statistics, the company tracks its portfolio investments on a static-pool basis. A static pool consists of the investments made during a given year. The Pre-1999 static pool consists of the investments made from the time of the Company’s IPO through the year ended December 31, 1998. The following table contains a summary of portfolio statistics as of and for the latest twelve months ended March 31, 2003:

Portfolio Statistics On a Weighted Average Basis ($ in millions):	Aggregate	2003 Static Pool	2002 Static Pool	2001 Static Pool	2000 Static Pool	1999 StaticPool	Pre-1999 Static Pool
Original Investments and Commitments at Cost	$1,763	$178	$573	$389	$276	$176	$171
Total Exits and Prepayments	$357	$—	$33	$106	$88	$42	$88
Total Interest, Dividends and Fees Collected	$337	$7	$47	$78	$66	$67	$72
Total Realized (Loss) Gain on Investments	$(3.3)	$—	$0.1	$8.9	$(25.0)	$6.4	$6.3
Current Cost of Original Investments	$1,426	$168	$537	$266	$201	$143	$111
Fair Value of Investments	$1,337	$168	$536	$285	$152	$128	$68
Non-Accruing Loans	$92	$—	$—	$3	$39	$5	$45
Equity Interest at Fair Value	$279	$9	$115	$82	$36	$30	$7
Debt to EBITDA(1)(2)	5.4x	4.0x	5.0x	5.3x	6.6x	5.0x	9.7x
Interest Coverage(1)	3.0x	3.6x	3.5x	2.2x	2.6x	2.9x	1.7x
Debt Service Coverage(1)	2.0x	2.2x	2.6x	1.3x	1.4x	1.3x	1.3x
Investment Grade(1)	3.0	3.0	3.0	3.2	2.9	3.1	2.3

Average Age of Companies	36 years	27 years	34 years	41 years	31 years	54 years	33 years
Total Sales	$5,578	$826	$1,220	$1,512	$579	$910	$531
Average Sales	$93	$135	$53	$137	$111	$104	$54
Total EBITDA(3)	$703	$135	$173	$187	$103	$81	$24
Average EBITDA(3)	$13	$24	$8	$16	$20	$12	$3
Ownership Percentage	40%	6%	47%	41%	43%	47%	50%
% with Senior Lien(4)	28%	50%	22%	43%	8%	15%	29%
% with Senior or Junior Lien(4)	80%	91%	81%	86%	79%	66%	64%

(1)	These amounts do not include investments in which the Company owns only equity.
(2)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(3)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(4)	As a percentage of the Company’s total debt investments.

The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company’s Pre-1999 Static Pool as of the quarter ended March 31, 2003 and the years ended December 31, 2002, 2001, 2000 and 1999:

The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company’s 1999 Static Pool as of the quarter ended March 31, 2003 and the years ended December 31, 2002, 2001, 2000, and 1999:

The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company’s 2000 Static Pool as of the quarter ended March 31, 2003 and the years ended December 31, 2002, 2001 and 2000:

The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company’s 2001 Static Pool as of the quarter ended March 31, 2003 and the years ended December 31, 2002 and 2001:

The following charts show the weighted average Debt to EBITDA, Interest Coverage and Debt Service Coverage ratios for the Company’s 2002 Static Pool as of the quarter ended March 31, 2003 and the year ended December 31, 2002:

Impact of Inflation

Management believes that inflation can influence the value of the Company’s investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

Interest Rate Risk

Because the Company funds a portion of its investments with borrowings under its revolving debt funding facility and asset securitizations, the Company’s net operating income is affected by the spread between the rate at which it invests and the rate at which it borrows. The Company attempts to match-fund its liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. The Company enters into interest rate basis swap agreements to match the interest rate basis of its assets and liabilities, thereby locking in the spread between its asset yield and the cost of its borrowings, and to fulfill its obligations under the terms of its revolving debt funding facility and term securitizations.

As a result of the Company’s use of interest rate swaps, at March 31, 2003, approximately 28% of the Company’s interest bearing assets provided fixed rate returns and approximately 72% of the Company’s interest bearing assets provided floating rate returns. Adjusted for the effect of interest rate swaps, at March 31, 2003, the Company had floating rate investments, tied to one-month LIBOR or the prime lending rate, in debt securities with a face amount of $914 million and had total borrowings outstanding of $487 million. All of the Company’s outstanding debt at March 31, 2003 has a variable rate of interest based on one-month LIBOR. Assuming no changes to the Company’s consolidated balance sheet at December 31, 2002, a hypothetical increase in one-month LIBOR by 100 basis points would increase net operating income by $1,795, or 2%, over the next twelve months compared to 2002 net operating income. A hypothetical 100 basis point decrease in one-month LIBOR would decrease net operating income by $1,795, or 2%, over the next twelve months compared to 2002 net operating income.

At March 31, 2003, the Company had entered into 31 interest rate basis swap agreements with two large commercial banks with debt ratings of A1 under which the Company either pays a floating rate based on the prime rate and receives a floating interest rate based on one-month LIBOR, or pays a fixed rate and receives a floating interest rate based on one-month LIBOR. For those investments contributed to the term securitizations, the interest swaps enable the Company to lock in the spread between the asset yield on the investments and the cost of the borrowings under the term securitizations. The excess of payments made to swap counter parties over payments received from swap counter parties is recorded as a reduction of interest income. One-month LIBOR decreased from 1.88% at December 31, 2001 to 1.38% at December 31, 2002, and to 1.30% at March 31, 2003, and the prime rate decreased from 4.75% at December 31, 2001 to 4.25% at December 31, 2002, and remained unchanged at 4.25% at March 31, 2003.

At March 31, 2003, the total notional amount of the swap agreements was $628,790 and the agreements have a remaining term of approximately 5.4 years. The following tables present the notional principal amounts of interest rate swaps by class at March 31, 2003, December 31, 2002 and 2001:

	March 31, 2003
Type of Interest Rate Swap	Company Pays		Company Receives	Number of Contracts	Notional Value
Pay fixed, receive LIBOR floating	4.95	%(1)	LIBOR	21	$424,157
Pay prime floating, receive LIBOR floating	Prime		LIBOR + 2.73%(1)	10	204,633

Total				31	$628,790

	December 31, 2002
Type of Interest Rate Swap	Company Pays		Company Receives	Number of Contracts	Notional Value
Pay fixed, receive LIBOR floating	4.90	%(1)	LIBOR	19	$441,430
Pay prime floating, receive LIBOR floating	Prime		LIBOR + 2.73%(1)	11	213,999

Total				30	$655,429

	December 31, 2001
Type of Interest Rate Swap	Company Pays		Company Receives	Number of Contracts	Notional Value
Pay fixed, receive LIBOR floating	6.02	%(1)	LIBOR	9	$102,919
Pay prime floating, receive LIBOR floating	Prime		LIBOR + 2.73%(1)	8	161,246

Total				17	$264,165

(1)	Weighted average.

Qualitative and Quantitative Disclosures About Market Risk

The Company considers its principal market risks to be the fluctuations of interest rates and the valuations of the investment portfolio.

Interest Rate Risk

See discussion of interest rate risk above.

BUSINESS

We were incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, we completed an initial public offering of our common stock and became a non-diversified, closed end investment company that has elected to be regulated as a BDC under the 1940 Act. On October 1, 1997, we began operations so as to qualify to be taxed as a RIC as defined in the Code.

We are principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts, including ESOP buyouts, growth, acquisitions, liquidity and restructuring. We are the parent of ACFS, an operating subsidiary principally engaged in providing financial advisory services to our portfolio companies. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. We generally invest up to $50 million in each transaction and, through ACFS, will arrange and secure capital for larger transactions. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically range from $5 million to $40 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates, based on the prime rate or LIBOR, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2003, the weighted average effective yield on our debt investments was 12.5%. From our formation in 1986 through our initial public offering, we arranged financing transactions aggregating over $400 million and invested in the equity securities of eight of those transactions. From our initial public offering through June 9, 2003, we invested $301 million in equity securities and almost $1.6 billion in debt securities of middle market companies including over $38 million in funds committed but undrawn under credit facilities.

We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 2003, we had a fully-diluted weighted average ownership interest of 40% in our portfolio companies. We are prepared to be a long-term partner with our portfolio companies, thereby positioning us to participate in their future financing needs. As of March 31, 2003, we have invested $267 million in follow-on investments. In most cases, we receive Put Rights under various circumstances including, typically, the repayment of our loans or debt securities. We may use our Put Rights to dispose of our equity interest in a business, although our ability to exercise Put Rights may be limited or nonexistent if a business is illiquid. In most cases, we also receive the right to representation on the businesses’ board of directors.

The opportunity to liquidate our investments and realize a gain may occur if the business recapitalizes, such as by a public offering of its equity, if the business is sold to new owners, or if we exercise our Put Rights. We generally do not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act, but we generally do have the right to sell our equity interests in a public offering by the business to the extent permitted by the underwriters.

We make available significant managerial assistance to our portfolio companies. Such assistance typically involves closely monitoring the operations of the company, facilitating the hiring additional senior management, if needed, being available for consultation with its officers, assisting in developing the business plan and providing financial guidance and participating on the company’s board of directors. Providing assistance to our borrowers serves as an opportunity for us to assist in maximizing the value of the portfolio company. At March 31, 2003, we had board seats on 61 out of 72 portfolio companies and had board observation rights on six of the remaining portfolio companies in which we had made investments.

Prior to our initial public offering, we established ourself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included many nationally recognized companies. In most of the ESOP transactions structured by us, the employees agree to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company is structured so that the fair market value of stock contributed to the ESOP can be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. We continue to be a leading firm in structuring and implementing ESOP employee buyouts. We believe that our ESOP knowledge and experience and our ability to fund transactions positions us favorably in the market place.

We believe that we have established an extensive referral network comprised of private equity and mezzanine funds, investment bankers, attorneys, accountants, commercial bankers, unions, business and financial brokers, and existing ESOP companies. We have also developed an Internet website that generates financing requests and provides businesses an efficient tool for learning about us and our capabilities.

We have a marketing department headed by a vice president of marketing, dedicated to maintaining contact with members of the referral network and receiving opportunities for us to consider. During 2002, the marketing department received information concerning several thousand transactions for consideration. Most of those transactions did not meet our criteria for initial consideration, but the opportunities that met those criteria were sent to our principals for further review and consideration.

Our executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814 and our telephone number is (301) 951-6122. In addition to our executive offices, we maintain offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago and Dallas.

We maintain a website at www.americancapital.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the Commission.

Lending and Investment Decision Criteria

We review certain criteria in order to make investment decisions. The criteria listed below provide a general guide for our lending and investment decisions, although not all criteria are required to be favorable in order for us to make an investment.

Operating History.    We focus on target companies that have been in business from 5 to more than 50 years and have stable operating histories including a history of generating positive operating cash flow. We will design the target company’s capital structure to enable the company to service and repay debt based on our assessment of the company’s current and projected operating cash flow. We target companies with significant market share in their products or services relative to their competitors. In addition, we consider factors such as customer concentration, recession history, competitive environment and ability to sustain margins. We do not intend to lend or invest in start-up or other early stage companies, or companies with insufficient cash flows to service debt.

Growth.    We consider a target company’s ability to increase its cash flow. Anticipated growth is a key factor in determining the value ascribed to any warrants and equity interests acquired by us.

Liquidation Value of Assets.    Although we do not operate as an asset-based lender, liquidation value of the assets collateralizing our loans is an important factor in many credit decisions. Emphasis is placed both on tangible assets such as accounts receivable, inventory, plant, property and equipment as well as intangible assets such as customer lists, networks, databases and recurring revenue streams.

Experienced Management Team.    We require that a potential recipient of our financing have a management team that has demonstrated the ability to execute the portfolio company’s objectives and implement its business plan. We also require that this management team be experienced and properly incentivized through a significant ownership interest in the portfolio company.

Exit Strategy.    Before making an investment, we analyze the potential for the target company to experience a liquidity event that will allow us to realize value for its equity position. Liquidity events include, among other things, a private sale of our financial interest, including a sale to the portfolio company through the exercise of Put Rights, a sale of the portfolio company, an initial public offering or a purchase by the portfolio company or one of its stockholders of our equity position.

Operations

Marketing and Origination Process.    We have 60 investment professionals and 15 accounting professionals involved in evaluating prospective investments and monitoring portfolio companies as of March 31, 2003. To source financing opportunities, we have a dedicated marketing department headed by a vice president who manages an extensive referral network comprised of private equity and mezzanine funds, investment bankers, attorneys, accountants, commercial bankers, unions, business and financial brokers and existing ESOP companies. We also use our Internet website to attract financing opportunities.

Approval Process.    Our financial professionals review informational packages in search of potential financing opportunities and conduct a due diligence investigation of each target company that passes an initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of the target company’s historical and prospective financial information, interviews with management, employees, customers and vendors of the target company, background investigations on the management team and research on the target company’s products, service and industry. We engage professionals such as environmental consultants, accountants, lawyers, risk managers and management consultants to perform elements of the due diligence review as we deem appropriate. Upon completion of a due diligence investigation, one of our principals prepares an investment committee report summarizing the target company’s historical and projected financial statements, industry, and management team and analyzing its conformity to our general investment criteria. The principal then presents this profile to our investment committee. Our policy calls for our investment committee to approve each financing and our board of directors to approve each financing in excess of $0.5 million.

Portfolio Management.    In addition to the review at the time of original underwriting, we attempt to preserve and enhance the earnings quality of our portfolio companies through proactive management of our relationships with our portfolio companies. This process includes attendance at portfolio company board meetings, management consultation and review and management of covenant compliance. Our investment and finance personnel regularly review portfolio company monthly financial statements to assess cash flow performance and trends, periodically evaluate the operations of the client, seek to identify industry or other economic issues that may adversely affect the client, and prepare quarterly summaries of the aggregate portfolio quality for management review.

Operations Team.    We also have a group of management and accounting professionals dedicated to certain of our portfolio companies that require more extensive assistance with developing business plans, marketing strategies, product positioning, recruiting appropriate management personnel and evaluating cost structures. These portfolio companies may be performing below our original expectation at the time of our initial investment, but the portfolio company may still have solid product lines or customer bases but require management assistance in regaining market share or controlling costs. The operations team will work closely with the portfolio company and, in many instances, members of the operations team will assist on-site at the portfolio company with the day-to-day operations of the portfolio company.

Loan Grading

We evaluate and classify all loans based on their current risk profiles. The process requires our investment committee to grade a loan on a scale of 1 to 4 each quarter. Loans graded 4 involve the least amount of risk of loss, while loans graded 1 have the highest risk of loss. The loan grade is then reviewed and approved by our investment committee and board of directors. This loan grading process is intended to reflect the performance of the portfolio company’s business, the collateral coverage of the loans and other factors considered relevant. For more information regarding our loan grading practices, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Credit Quality.”

Competition

We compete with a large number of private equity and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors are substantially larger and have considerably greater financial resources than we do. Competitors may have lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Employees

As of March 31, 2003, we had 113 employees. Our employees consist of 60 investment professionals, 15 accounting professionals involved in evaluating prospective investments and monitoring portfolio companies, 16 corporate finance and accounting professionals, 6 information technology professionals, and 16 administrative staff personnel. We believe that our relations with our employees are excellent.

Our Operations as a BDC and RIC

As a BDC, we may not acquire any asset other than “Qualifying Assets”, as defined by the 1940 Act, unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of our total assets. The principal categories of Qualifying Assets relevant to our business are the following:

•	securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit;

•	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of the holders of the majority, as defined in the 1940 Act, of our outstanding voting securities. Since we made our BDC election, we have not made any substantial change in our structure or in the nature of our business.

We operate so as to qualify as a RIC under the Code. Generally, in order to qualify as a RIC, we must continue to qualify as a BDC and distribute to stockholders in a timely manner, at least 90% of our “investment company taxable income” as defined by the Code. Also, we must derive at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities as defined by the Code. Additionally, we must diversify our holdings so that (a) at least 50% of the value of our assets consists of cash, cash items, government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of our assets and 10% of the outstanding voting securities of the issuer and (b) no more than 25% of the value of our assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses. Since we qualify as a RIC, we will not be subject to Federal income tax on the portion of our taxable income and net capital gains we distribute in a timely fashion to stockholders. In addition, with respect to each calendar year, if we distribute or are treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of our capital gain net income for each one-year period ending on October 31, and distribute 98% of our net ordinary income for such calendar year (as well as any income not distributed in prior years), we will not be subject to the 4% nondeductible Federal excise tax imposed with respect to certain undistributed income of RICs.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distribution to our stockholders. In addition, in that case, all of our distributions to our shareholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits).

Our wholly-owned subsidiary, ACFS, is a corporation under Subchapter C of the Code and is subject to corporate level Federal and state income tax.

Temporary Investments

Pending investment in other types of Qualifying Assets, we have invested our otherwise uninvested cash primarily in cash, cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments (“Temporary Investments”) so that at least seventy percent (70%) of its assets are Qualifying Assets. Typically, we invest in U.S. Treasury bills. Additionally, we may invest in repurchase obligations of a “primary dealer” in government securities (as designated by the Federal Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of our board of directors. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor’s money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. We require the continual maintenance by our custodian or the correspondent in our account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, we might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller’s bankruptcy could delay or prevent a sale of the underlying securities.

Leverage

For the purpose of making investments and to take advantage of favorable interest rates, we have issued, and intend to continue to issue, senior debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits us, as a BDC, to issue senior debt securities and preferred stock (collectively, “Senior Securities”) in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, we are exposed to the risks of leverage. Although we have no current intention to do so, we have retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to five percent (5%) of our total assets for temporary purposes.

Investment Objectives and Policies

Our investment objectives are to achieve a high level of current income from the collection of interest, dividends and related fees, as well as long-term growth in our shareholders’ equity through the appreciation in value of our equity interests in the portfolio companies in which we invest. The following restrictions, along with these investment objectives, are our only fundamental policies—that is, policies that may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of our outstanding voting securities. The percentage restrictions set forth below other than the restriction pertaining to the issuance of Senior Securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction:

•	we will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if after giving effect to such acquisition the value of its Qualifying Assets amounts to less than 70% of the value of our total assets. For a summary definition of Qualifying Assets, see “Our Operations as a BDC and RIC.” We believe that most of the securities we propose to acquire (provided that we control, or through our officers or other participants in the financing transaction, makes significant managerial assistance available to the issuers of these securities), as well as Temporary Investments, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were Qualifying Assets.

•	we may invest up to 100% of our assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may invest up to 50% of our assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. We will not concentrate our investments in any particular industry or group of industries. Therefore, we will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of our total assets (including assets held by ACFS) consists of securities of companies in the same industry.

•	we may issue Senior Securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, we may issue Senior Securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of Senior Securities.

•

we will not (a) act as an underwriter of securities of other issuers (except to the extent that we may (i) be deemed an “underwriter” of securities purchased by us that must be registered under the Securities Act before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by stockholders of us in connection with offerings of securities by companies in which we are a stockholder); (b) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate); (c) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies); (d) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (e) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies);

(f) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (g) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of our investments in securities issued by other investment companies it should be noted that such investments may subject our shareholders to additional expenses.

Investment Advisor

We have no investment advisor and are internally managed by our executive officers under the supervision of our board of directors.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2003 (dollars in thousands), regarding each portfolio company in which we currently have a debt or equity investment. All such debt and equity investments have been made in accordance with our investment policies and procedures.

Company	Industry	Investment	% of Class Owned On a Fully Diluted Basis(1)		Cost	Fair Value of Investment as of March 31, 2003(2)
3SI Security Systems, Inc. 486 Thomas Jones Way Exton, PA 19341	Consumer Products — Banking Security Systems	Subordinated Debt Common Stock Warrants	— 6.0%		$12,671 565	$12,671 565

					13,236	13,236

A&M Cleaning Products, Inc. P.O. Box 1731 Clemson, SC 29633	Consumer Products — Household Cleaning Products	Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— 26.2 —%		5,299 2,442 1,859	5,357 5,115 1,859

					9,600	12,331

A.H. Harris & Sons, Inc. 321 Ellis Street P.O. Box 2 New Britain, CT 06050	Wholesale — Construction Material	Subordinated Debt Common Stock Warrants	— 10.0%		9,576 534	9,640 394

					10,110	10,034

Academy Events Services LLC 5035 Gifford Avenue Los Angeles, CA 90085	Consumer Products — Tent and Canvas	Senior Debt Subordinated Debt Common Stock Warrants Common Stock Redeemable Preferred Stock	— — 4.5 2.8 —	% %	17,473 6,866 636 — 500	17,473 6,866 636 — 500

					25,475	25,475

ACE Cash Express, Inc.(2) 1231 Greenway Drive, Suite 600 Irving, TX 75038	Financial Services — Retail Financial Services Stores	Subordinated Debt	—		39,800	39,800

Aeriform Corporation 4201 FM 1960 West Suite 590 Houston, TX 77068	Chemical Products — Packaged Industrial Gas Distributor	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 50.1 —%		4,856 24,460 4,360 118	4,856 24,517 5,346 118

					33,794	34,837

Aerus, LLC 2300 Windy Ridge Parkway Suite 900 Atlanta, GA 30339	Consumer Products — Vacuum Cleaners	Membership Interest	2.5%		246	228

Alemite Holdings, LLC 7845 Little Avenue Charlotte, NC 28226	Industrial Products — Lubricating Equipment	Subordinated Debt Common Stock Warrants	— 9.0%		10,256 124	10,256 124

					10,380	10,380

American Decorative Surfaces International, Inc. 1610 Design Way Dupo, IL 62239	Consumer Products — Decorative Paper & Vinyl Products	Subordinated Debt Common Stock Convertible Preferred Stock	— 0.1 99.9	% %	24,502 6 13,674	24,502 — 4,441

					38,182	28,943

Company	Industry	Investment	% of Class Owned On a Fully Diluted Basis(1)		Cost	Fair Value of Investment as of March 31, 2003(2)
ASC Industries, Inc. 2100 International Parkway North Canton, OH 44720	Industrial Products — Aftermarket Automotive Components	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 33.3 —%		$8,236 17,861 6,531 3,543	$8,236 17,861 6,531 3,543

					36,171	36,171

Atlantech International 5883 Glenridge Drive Suite 200 Atlanta, GA 30328-5363	Industrial Products — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants Redeemable Preferred Stock with Non-Detachable Common Stock	6.2 1.1	% %	19,792 1,271	18,898 812

					21,063	19,710

Automatic Bar Controls, Inc. 790 Eubanks Drive Vacaville, CA 95688	Consumer Products — Beverage Dispensers	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 66.2 1.7	% %	14,435 13,959 7,000 182	14,435 13,959 7,000 182

					35,576	35,576

Auxi Health, Inc. 2100 West End Avenue Suite 750 Nashville, TN 37203	Healthcare — Home Healthcare	Senior Debt Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— — 17.4 54.3	% %	12,553 15,326 2,732 2,599	12,553 9,743 — —

					33,210	22,296

Baran Group, Ltd 8, Omarim St. Industrial Park Omer, Israel 84965	Telecommunications — Wireless Communications Network Services	Common Stock	0.4%		2,373	280

Biddeford Real Estate Holdings, Inc. 2 Bethesda Metro Center Bethesda, MD 20814	Real Estate — Office Building	Senior Debt Common Stock	— 100.0%		2,904 605	2,904 605

					3,509	3,509

BLI Holdings Corp. 20465 East Walnut Drive North Walnut, CA 91789-2819	Consumer Products — Personal Care Items	Subordinated Debt	—		12,953	12,953

BPT Holdings, Inc. P.O. Box 22, Forest Road Leicester, LES OFJ England	Industrial Products — Machine Tools, Metal Cutting Types	Senior Debt Subordinated Debt Common Stock Convertible Preferred Stock	— — 15.2 74.8	% %	11,345 5,087 2,000 5,000	11,345 5,146 — 3,868

					23,432	20,359

Capital.com, Inc. Two Bethesda Metro Center Bethesda, MD 20814	Financial Services — Financial Portal	Convertible Preferred Stock	85.0%		1,492	500

Case Logic, Inc. 6303 Dry Creek Parkway Longmont, CO 80503	Consumer Products — Storage Products Designer & Marketer	Subordinated Debt with Non-Detachable Warrants Redeemable Preferred Stock	8.4 —%		22,269 435	22,057 435

					22,704	22,492

Company	Industry	Investment	% of Class Owned On a Fully Diluted Basis(1)		Cost	Fair Value of Investment as of March 31, 2003(2)
Caswell-Massey Holdings Corp. 121 Fieldcrest Avenue Edison, NJ 08837	Retail — Toiletries	Senior Debt Subordinated Debt Common Stock Warrants	— — 24.0%		$398 1,965 552	$398 1,978 —

					2,915	2,376

Chromas Technologies Corp. 1365 Newton Boucherville, Quebec J4B 5H2	Industrial Products — Printing Presses	Senior Debt Subordinated Debt Common Stock Common Stock Warrants Redeemable Preferred Stock Convertible Preferred Stock	— — 35.0 25.0 — 40.0	% % %	139 17,061 1,500 1,071 6,222 6,680	139 13,065 — — — —

					32,673	13,204

Confluence Holdings Corp. 3761 Old Glenola Road Trinity, NC 27370	Consumer Products — Canoes & Kayaks	Senior Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock(3) Common Stock Warrants	— — — 75.0 — 0.2	% %	10,383 10,011 6,890 3,535 537 2,163	10,383 10,046 — — — 722

					33,519	21,151

CPM Acquisition Corp. 2975 Airline Circle Waterloo, IA 50703	Industrial Products — Process Machinery	Senior Debt Subordinated Debt Common Stock Warrants	— — 16.0%		7,164 14,841 2,191	7,164 14,841 2,191

					24,196	24,196

CST Industries, Inc. 5400 Kansas Avenue Kansas City, KS 66106	Industrial Products — Bolted Steel Tanks	Subordinated Debt Common Stock Warrants	— 13.0%		8,136 1,090	8,136 3,823

					9,226	11,959

Cycle Gear, Inc. 4950 Industrial Way Benicia, CA 94510	Retail — Motor Cycle Accessories	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 50.7 —%		469 7,712 973 1,698	469 7,786 3,957 1,698

					10,852	13,910

DigitalNet, Inc. 2525 Network Place Herndon, VA 20171	Information Technology — Information Services	Subordinated Debt Common Stock Warrants	— 3.1%		11,053 3,378	11,053 3,378

					14,431	14,431

Erie County Plastics Corporation 844 Route 6 Corry, PA 16407	Consumer Products — Molded Plastics	Subordinated Debt Common Stock Warrants	— 14.8%		9,528 1,170	9,563 1,027

					10,698	10,590

EuroCaribe Packing Company, Inc. P.O. Box 3146 Zona Industrial Sabana Abajo Carolina (San Juan), PR 00984	Food Products — Meat Processing	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 37.1 —%		9,095 5,579 1,110 4,302	9,151 5,593 116 1,312

					20,086	16,172

Company	Industry	Investment	% of Class Owned On a Fully Diluted Basis(1)		Cost	Fair Value of Investment as of March 31, 2003(2)
European Touch LTD. II 5260 North 126th Street P.O. Box 347 Butler, WI 53007	Industrial Products — Salon Appliances	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 36.2 53.8	% %	$6,251 11,728 1,500 3,683	$ 6,251 11,728 3,483 8,551

					23,162	30,013

Fulton Bellows & Components, Inc. 2318 Kingston Pike SW P.O. Box 400 Knoxville, TN 37901-0400	Industrial Products — Bellows	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock Convertible Preferred Stock	— — 7.7 — 69.2	% %	13,098 6,774 1,305 5,165 5,746	11,378 — — — —

					32,088	11,378

Futurelogic Group, Inc. 425 E. Colorado Street Suite 670 Glendale, CA 91205	Industrial Products — Embedded Thermal Printer Solutions	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 5.1 2.7	% %	12,936 13,017 20 —	12,936 13,017 893 466

					25,973	27,312

Halex Corporation 750 S Reservoir Street Pomona, CA 91766-3815	Industrial Products — Flooring Materials	Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock	— — 70.4%		20,145 12,169 1,463	20,145 12,169 1,463

					33,777	33,777

Hartstrings, Inc. 270 E. Conestoga Rd. Strafford, PA 19087	Retail — Children’s Apparel	Senior Debt Subordinated Debt Common Stock Warrants	— — 37.5%		4,525 12,009 3,572	4,525 12,009 6,394

					20,106	22,928

Hickson DanChem, Inc. 1975 Old Richmond Road Danville, VA 24540	Chemical Products — Specialty Contract Chemical Manufacturing	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 38.8 36.4	% %	12,498 8,353 2,500 2,221	12,498 8,353 56 2,040

					25,572	22,947

Iowa Mold Tooling, Inc. 500 West US Highway 18 Garner, IA 50438	Industrial Products — Specialty Equipment	Subordinated Debt Common Stock Common Stock Warrants	— 33.2 41.2	% %	31,021 4,760 5,918	31,318 524 4,890

					41,699	36,732

JAG Industries, Inc. 2201 Aisquith Street Baltimore, MD 21218	Industrial Products — Metal Fabrication & Tablet Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants	— — 75.0%		917 2,504 505	917 771 —

					3,926	1,688

Kelly Aerospace, Inc. 1400 East South Boulevard Montgomery, AL 36116	Aerospace — General Aviation & Performance Automotive	Senior Debt Subordinated Debt Common Stock Warrants	— — 20.0%		5,724 9,027 1,588	5,724 9,027 1,588

					16,339	16,339

Company	Industry	Investment	% of Class Owned On a Fully Diluted Basis(1)		Cost	Fair Value of Investment as of March 31, 2003(2)
Lion Brewery, Inc. 700 N. Pennsylvania Avenue Wilkes-Barre, PA 18705	Consumer Products — Malt Beverages	Subordinated Debt Common Stock Warrants	— 54.0%		$6,036 675	$6,099 7,146

					6,711	13,245

Logex Corporation 1100 Town & Country Road Suite 850 Orange, CA 92868	Transportation — Industrial Gases	Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— 85.4 —%		17,701 7,454 3,930	17,701 3,125 —

					29,085	20,826

Marcal Paper Mills, Inc. 1 Market Street Elmwood, NJ 07407-1457	Consumer Products — Towel, Tissue & Napkin Products	Senior Debt Subordinated Debt Common Stock Warrants	— — 20.0%		16,561 19,079 5,001	16,561 19,079 8,759

					40,641	44,399

MATCOM International Corp. 5285 Shawnee Road Suite 400 Alexandria, VA 22312	Information Technology — Information and Engineering Services for Federal Government Agencies	Senior Debt Subordinated Debt Common Stock Warrants	— — 5.7%		8,584 5,327 805	8,584 5,327 805

					14,716	14,716

MBT International, Inc. 620 Dobbin Road Charleston, SC 29414	Wholesale — Musical Instrument Distributor	Senior Debt Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— — 27.7 48.0	% %	3,245 7,521 1,215 2,250	3,245 7,601 991 1,722

					14,231	13,559

Mobile Tool International, Inc. 5600 West 88th Avenue Westminster, CO 80031	Industrial Products — Aerial Lift Equipment	Subordinated Debt	—		2,698	—

Network for Medical Communication & Research, LLC	Service — Provider of Specialized Medical Educational Programs	Subordinated Debt Common Stock Warrants	— 32.2%		15,425 2,038	15,425 25,572

780 Johnson Ferry Road Suite 100 Atlanta, GA 30342					17,463	40,997

New Piper Aircraft, Inc. 2926 Piper Drive Vero Beach, FL 32960	Aerospace — Aircraft Manufacturing	Subordinated Debt Common Stock Warrants	— 8.5%		18,695 2,231	9,724 —

					20,926	9,724

Northwest Coatings Corp. 7221 South 10th Street Oak Creek, WI 53154	Industrial Products — Water-based Adhesives and Coatings	Subordinated Debt Common Stock Redeemable Preferred Stock	— 19.3 —%		9,458 291 2,764	9,458 291 2,764

					12,513	12,513

Optima Bus (formerly Chance Coach, Inc.) 2811 North Ohio Street Wichita, KS 67219	Industrial Products — Buses	Senior Debt Subordinated Debt Common Stock Common Stock Warrants Convertible Preferred Stock	— — 1.2 2.6 91.2	% % %	2,081 10,139 1,896 4,041 18,748	2,081 10,443 — 1,633 1,758

					36,905	15,915

Company	Industry	Investment	% of Class Owned On a Fully Diluted Basis(1)		Cost	Fair Value of Investment as of March 31, 2003(2)
PaR Systems, Inc. 899 Highway 96 West Shoreview, MN 55216	Industrial Products — Robotic Systems	Subordinated Debt Common Stock Common Stock Warrants	— 25.0 41.1	% %	$20,179 2,500 4,116	$20,179 3,314 5,458

					26,795	28,951

Parts Plus Group 20 River Road Bogota, NJ 07603	Retail — Auto Parts Distributor	Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— 5.0 1.5	% %	4,525 333 556	51 — —

					5,414	51

Patriot Medical Technologies, Inc.	Service — Repair Services	Common Stock Warrants Convertible Preferred Stock	7.8 4.0	% %	612 1,319	102 1,319

210 Twenty-fifth Avenue, North Suite 1015 Nashville, TN 37230					1,931	1,421

Petaluma Poultry Processors, Inc. 2700 Lakeville Hwy. PO Box 7368 Petaluma, CA 94955-7368	Food Products — Integrated Producer & Distributor of Organic & Natural Poultry	Senior Debt Subordinated Debt Common Stock Warrants	— — 16.5%		5,825 17,860 2,792	5,825 17,860 5,273

					26,477	28,958

Phillips & Temro Holdings LLC 9700 West 74th Street Eden Prairie, MN 55344	Industrial Products — Automotive and Heavy Duty Truck Products	Subordinated Debt Common Stock Warrants	— 5.0%		4,640 348	4,640 348

					4,988	4,988

Plastech Engineered Products, Inc. 22000 Garrison Road Dearborn, MI 48124	Consumer Products — Automotive Component Systems	Subordinated Debt Common Stock Warrants	— 2.1%		9,279 2,577	9,279 7,069

					11,856	16,348

Precitech, Inc. 44 Blackbrook Road Keene, NH 03431	Construction — Ultra Precision Machining Systems	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	— — — 43.3 44.7	% %	9,740 5,160 1,741 2,204 2,278	9,740 5,160 1,741 574 2,211

					21,123	19,426

Stacas Holding, Inc. 3606 N. Graham Street Charlotte, NC 28206	Transportation — Overnight Shorthaul Delivery	Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	— — 18.0 62.0	% %	15,255 5,000 — 2,869	15,255 2,828 — 2,869

					23,124	20,952

Starcom Holdings, Inc. 661 Pleasant Street Norwood, MA 02062	Construction — Electrical Contractor	Subordinated Debt Common Stock Common Stock Warrants	— 1.3 58.4	% %	27,469 616 3,914	19,989 — —

					31,999	19,989

Company	Industry	Investment	% of Class Owned On a Fully Diluted Basis(1)		Cost	Fair Value of Investment as of March 31, 2003(2)
Stravina Operating Company, LLC 19850 Nordhoff Place Chatsworth, CA 91311	Wholesale — Personalized Novelty and Souvenir Items	Subordinated Debt Common Stock	— 4.8%		$18,928 1,000	$18,928 1,000

					19,928	19,928

Sunvest Industries, LLC 24422 Carlota Avenue Suite 335 Laguna Hills, CA 92653	Consumer Products — Contract Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 73.0 —%		4,286 5,637 1,358 2,076	2,643 — — —

					13,357	2,643

Technical Concepts, LLC 1301 Allanson Road Mundelein, IL 60060	Consumer Products — Automated Restroom Hygiene Solutions	Senior Debt Subordinated Debt Common Stock Warrants	— — 5.6%		18,109 13,237 1,703	18,109 13,237 1,703

					33,049	33,049

Texstars, Inc. P.O. Box 534036 Grand Prairie, TX 75053-4036	Aerospace — Aviation and Transportation Accessories	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 36.0 37.0	% %	14,166 7,176 1,500 1,542	14,166 7,176 3,114 3,201

					24,384	27,657

The Inca Group 501 E. Purnell P.O. Box 897 Lewisville, TX 75067-0897	Industrial Products — Steel Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	— — — 2.3 95.7	% %	796 19,256 15,357 5,100 3,060	796 19,348 7,440 — 1,259

					43,569	28,843

The L.A. Studios, Inc. 3453 Cahuega Blvd., West Hollywood, CA 90068	Media — Audio Production	Subordinated Debt	—		2,261	2,270

ThreeSixty Sourcing, Ltd. 19511 Pauling Foothill Ranch, CA 92610	Service — Provider of Outsourced Management Services	Senior Debt Subordinated Debt Common Stock Warrants	— — 4.5%		4,500 19,231 1,387	4,500 19,231 1,387

					25,118	25,118

TransCore Holdings, Inc. 7611 Derry Street Harrisburg, PA 17111	Information Technology — Transportation Information Management Services	Subordinated Debt Common Stock Warrants Redeemable Preferred Stock Convertible Preferred Stock	— 7.3 — 1.1	% %	24,695 4,368 524 2,742	24,857 13,261 524 2,742

					32,329	41,384

Trinity Hospice, LLC 2504-A E. 21st Street Tulsa, OK 74114	Healthcare — Hospice Care	Senior Debt Common Stock Redeemable Preferred Stock	— 7.4 —%		11,693 7 1,589	11,693 472 1,589

					13,289	13,754

Company	Industry	Investment	% of Class Owned On a Fully Diluted Basis(1)		Cost	Fair Value of Investment as of March 31, 2003(2)
Tube City, Inc. 12 Monangahela Avenue Glassport, PA 15045	Industrial Products — Mill Services	Subordinated Debt Common Stock Warrants	— 23.5%		$12,632 3,498	$12,745 6,023

					16,130	18,768

UAV Corporation 2200 Carolina Place Fort Mill, SC 29708	Consumer Products — Pre-recorded Video, Audio Tapes & Software	Subordinated Debt	—		13,522	13,522

Vigo Remittance Corp. 10251 W. Oakland Park Blvd. Sunrise, FL 33351	Financial Services — Electronic Funds Transfer	Senior Debt Subordinated Debt Common Stock Warrants	— — 5.0%		25,373 18,687 1,213	25,373 18,687 1,213

					45,273	45,273

Visador Holdings Corp. 1000 Industrial Way Marion, VA 24354	Construction — Stair Components and Wood Columns	Subordinated Debt Common Stock Warrants	— 5.4%		9,525 462	9,525 462

					9,987	9,987

Warner Power, LLC 40 Depot Street Warner, NH 03278	Industrial Products — Power Systems & Electrical Ballasts	Senior Debt Subordinated Debt Common Stock Warrants	— — 62.5%		1,245 8,141 2,246	1,245 8,183 2,528

					11,632	11,956

Weston ACAS Holdings, Inc. 1400 Weston Way P.O. Box 2653 West Chester, PA 19380-1499	Service — Environmental Consulting Services	Subordinated Debt Common Stock Common Stock Warrants Redeemable Preferred Stock	— 8.3 22.6 —	% %	5,635 1,932 5,246 1,529	5,635 7,519 20,481 1,529

					14,342	35,164

Westwind Group Holdings, Inc. 12555 High Bluff Drive Suite 120 San Diego, CA 92130	Service — Restaurants	Redeemable Preferred Stock Common Stock	— 10.0%		3,598 —	— —

					3,598	—

(1)	Percentages shown for warrants and convertible preferred stock held represents the percentage of a class of a security we may own, on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.
(2)	These valuations were determined by our board of directors.
(3)	Less than 0.1% ownership.

We make available significant managerial assistance to our portfolio companies by closely monitoring the operations of the companies, assisting in the hiring of additional senior management if needed, being available for consultations with officers, developing the business plan and participating on the board of directors. As of March 31, 2003, we had board seats on 61 out of 72 businesses in its portfolio and had board observation rights on six of the remaining businesses. Additionally, ACFS has investment banking agreements with a limited number of portfolio companies. No portfolio company represents more than 5% of our assets.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of our preferred stock) by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by our board of directors. All other investments are valued at fair market value as determined in good faith by our board of directors. In making such determination, our board of directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, our board of directors will determine fair market value on the basis of collateral, the issuer’s ability to make payments, its earnings and other pertinent factors.

A substantial portion of our assets consists of securities carried at fair market values determined by our board of directors. Determination of fair market values involves subjective judgment not susceptible to substantiation. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently has seven members, six of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). There are two vacancies on our board of directors. Our board of directors elects our officers who serve at the pleasure of our board of directors.

Pursuant to the terms of our Second Amended and Restated Certificate of Incorporation, the directors are divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2004, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2005 and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2006. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified or until his or her death, removal or resignation. Mary C. Baskin and Alvin N. Puryear have terms expiring in 2004 and Neil M. Hahl and Stan Lundine have terms expiring in 2005. Malon Wilkus, Phillip R. Harper and Kenneth D. Peterson, Jr. have terms expiring in 2006. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Executive Officers and Directors

Set forth below are the names of our executive officers and directors and their respective positions:

Name(1)	Age	Position
Executive Officer and Director:
Malon Wilkus (1986)	51	President, Chief Executive Officer and Chairman of the Board of Directors(2)

Executive Officers:
John Erickson	43	Executive Vice President, Chief Financial Officer and Secretary
Ira Wagner	50	Executive Vice President and Chief Operating Officer
Roland H. Cline	55	Senior Vice President and Managing Director
Gordon J. O’Brien	37	Senior Vice President and Managing Director
Darin R. Winn	38	Senior Vice President and Managing Director

Directors:
Mary C. Baskin (2000)	52	Director
Neil M. Hahl (1997)	54	Director
Philip R. Harper (1997)	59	Director
Stan Lundine (1997)	64	Director
Kenneth D. Peterson, Jr. (2001)	50	Director
Alvin N. Puryear (1998)	64	Director

(1)	For directors, year first elected as director is shown.
(2)	Interested Person as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is an employee and an officer of the company.

Malon Wilkus.    Mr. Wilkus founded the company in 1986 and has served as our Chief Executive Officer since that time. From 1986 to 1999, he was also President and became President of the company again in May 2001. Mr. Wilkus served as Vice Chairman of our board of directors from 1997 to 1998 and has served as Chairman of our board of directors since 1998.

Mary C. Baskin.    Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm since 1999. From 1997 to 1999, Ms. Baskin served as Partner for Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit for the Bank of Montreal.

Roland H. Cline.    Mr. Cline has served as Senior Vice President and Managing Director of the company since 2001. From 1998 to 2001, he was a Vice President of the company.

John R. Erickson.    Mr. Erickson has served as Executive Vice President since 2001 and Chief Financial Officer of the company since 1998 and as Secretary since 1999. He served as a Vice President of the company from 1998 to 2001. From 1990 to 1996, he served as Chief Financial Officer of Storage USA, Inc., an operator of self-storage facilities. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.

Neil M. Hahl.    Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1996, Mr. Hahl served as Senior Vice President and Chief Financial Officer of Penn Central Corporation.

Philip R. Harper.    Mr. Harper has served as Chairman, Chief Executive Officer and President, of US Investigations Services, Inc., a private investigations company, since 1996. From 1991 to 1994, Mr. Harper served as President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services-Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units. Mr. Harper is a member of the Board of Directors of Weston ACAS Holdings, Inc.

Stan Lundine.    Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network since 1995. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives. Mr. Lundine is a Director of US Investigations Services, Inc., National Forge Company and John G. Ullman and Associates, Inc.

Gordon J. O’Brien.    Mr. O’Brien has served as Senior Vice President and Managing Director of the company since 2001. Prior to his election as a Senior Vice President, he had been elected as a Vice President of the company in 2001. From 1998 to 2001 he was a principal of the company. Prior to joining the company, from 1995 to 1998, he was a Vice President at Pennington Partners & Company, a private equity fund.

Kenneth D. Peterson, Jr.    Mr. Peterson has been CEO of Columbia Ventures Corporation, a firm holding interests in businesses in the international aluminum smelting, aluminum fabrication and finishing and other industries, since 1988. He is a member of the board of directors of Globalstar Australia Pty. Ltd., Islandssimihf in Iceland and the Washington Institute Foundation.

Alvin N. Puryear.    Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship and Professor of Management at Baruch College of the City University of New York and has been on the faculty there since 1970. He is a Director of the GreenPoint Bank and the GreenPoint Financial Corporation. He is also a member of the Board of Directors of the Bank of Tokyo-Mitsubishi Trust Company.

Ira Wagner.    Mr. Wagner has served as Executive Vice President and Chief Operating Officer of the company since May 2001 and served as a Senior Vice President of the company in 2001 prior to becoming Executive Vice President. He has been an employee of the company since 1997 and has held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Darin R. Winn.    Mr. Winn has served as Senior Vice President and Managing Director of the company since 2002. From 2001 to 2002, he was a Vice President of the company. From 1998 to 2001, he was a principal of the company. Prior to joining the company, he worked at Stratford Equity Partners, a mezzanine and equity fund, from 1995 to 1998.

Employment Agreements

On March 28, 2003, we entered into employment agreements with each of our executive officers, replacing existing agreements with each of our executive officers other than Mr. Winn, who did not have an employment agreement. The agreements of each of our executive officers other than Mr. Wilkus provide for a one year term that renews on a daily basis so that there will always be one year remaining until either party gives notice that the automatic renewals are to be discontinued. Mr. Wilkus’ agreement has a two year term that on each anniversary renews for an additional year, unless either party has given six months advance written notice that the automatic extensions are to cease. The base salary under Mr. Wilkus’ agreement is $530,000 per year; the base salary under the agreements of Messrs. Erickson and Wagner is $400,000 per year; the base salary under Mr. O’Brien’s agreement is $300,000 per year and the base salary under the agreements of Messrs. Cline and Winn is $270,000 per year. The compensation and compliance committee of our board of directors or chief executive officer (or in the case of Mr. Wilkus, only the compensation and compliance committee) has the right to increase the base salary during the term of each agreement. Additionally, the base salary may be decreased but not below the original base salary. The employment agreements provide that our executive officers are entitled to participate in a performance based target bonus program under which Mr. Wilkus will annually receive up to 230% of his base salary, Messrs. Erickson, Wagner and O’Brien will each receive up to 175% of their base salary and Messrs. Cline and Winn will each receive up to 150% of their base salary, depending on the portfolio and our performance and the officer’s performance against certain criteria established by our compensation and compliance committee. Mr. Wilkus is entitled to receive 5% of his bonus regardless of the our performance.

In the event we should terminate an executive officer’s employment by reason of the executive officer’s disability, the executive officer is entitled to a continuation of his base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by the executive officer during this period. In addition, the executive officer will be entitled to receive a target bonus for the year in which his employment is terminated following a disability based on the highest target bonus that could have been earned in that year by the executive officer and a further bonus payment during the one year salary continuation period (two years in the case of Mr. Wilkus) equal to the highest target bonus that could have been earned by the executive officer during the year in which the disability termination occurred. During the base salary continuation period following a disability, the executive officer will also continue to receive insurance and other employee benefits.

In the event that the executive officer’s employment is terminated by us other than for the executive officer’s misconduct, the executive officer is entitled to receive a continuation of base salary, target bonus and insurance benefits for a specified period as well as payment of a prorated target bonus for the year of termination computed at the highest target bonus that could have been earned in the year of termination. In the case of Mr. Wilkus, the continuation period is two years, in the case of Messrs. Erickson and Wagner the period is 18 months and in the case of Messrs. Cline, O’Brien and Winn, the period is 12 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination. The target bonus paid during the continuation period would be the higher of the highest target bonus that could have been earned in the year of termination and the highest target bonus that was actually paid to the executive officer in the three years preceding termination. No such amounts would be paid if the termination was the result of misconduct by the executive officer, which is generally defined as failure by the executive officer to perform the executive officer’s duties under the employment agreement after notice and a cure period, the commission by the executive officer of dishonest, demonstrably injurious acts or material breaches of the employment agreement or other company policies. Before the executive officer is eligible to receive any such compensation or benefits, he must enter into a mutual release agreement with us.

In the event of a termination of an executive officer other than Mr. Wilkus by us other than for misconduct in the three months preceding or 18 months following a change of control of us, the salary and bonus continuation periods noted above would generally be lengthened. In the case of Messrs. Erickson and Wagner, the period would be two years and in the case of Messrs. Cline, O’Brien and Winn the period would be 18 months. Additionally, if following a change of control “good reason” exists, an executive officer other than Mr. Wilkus may terminate his employment and receive the same severance benefits as if he had been terminated other than for misconduct by us. Good reason is generally defined as including a material adverse alteration to the executive officer’s position, location of employment or responsibilities, a material breach by us of the employment agreement, an unpermitted termination of the executive officer’s employment or material adverse changes to the executive officer’s indemnification rights.

Mr. Wilkus has the right to declare that good reason exists regardless of whether a change of control has occurred, terminate his employment and receive the salary, target bonus and benefits described above for a termination by us other than for misconduct. In the event of a change of control, Mr. Wilkus may terminate his employment (regardless of whether good reason exists) and receive the salary, target bonus and benefits described above for three years.

If the executive officer dies during the term of his employment agreement, his estate will be entitled to receive his target bonus for the year in which the death occurs, prorated through the date of death based on the highest target bonus that could have been earned in that year, and a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which the executive officer was employed by us.

Each of the employment agreements also includes confidentiality provisions and a non-competition covenant, which applies to the executive officer for the longer of 12 months and the period of any severance payments. If severance payments are being made, the executive officer may terminate the non-competition period early by foregoing the severance payments.

Additionally, Mr. Cline has also entered into a “Split Dollar Agreement” entitling him to participate in a split dollar life insurance program. Under the program, we have paid the premium of a life insurance policy on the life of Mr. Cline, with Mr. Cline being deemed to receive income each year generally equal to a level amortization of the premium over a ten-year period. While Mr. Cline is the owner of the policy, we retain an interest in the policy equal to the unamortized amount of the premium. Upon termination of employment, Mr. Cline will generally have an obligation to pay to us the unamortized premium amount. Mr. Cline’s employment agreement allows him to continue employment with us for the remaining portion of the ten-year period, with significant reduced duties, if his employment would have otherwise terminated other than for misconduct. In addition, for so long as he remains our employee, we will purchase a term life insurance policy in the amount of the unamortized premium payment due on the split dollar policy. The total premiums paid or to be paid on the split dollar policy of Mr. Cline are $385,260.

Committees of Our Board of Directors

Our board of directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Certain directors also serve on our board of directors’ principal standing committees. The committees, their primary functions, and memberships are as follows:

Executive Committee—This committee has the authority to exercise all powers of the our board of directors except for actions that must be taken by the full board of directors under the Delaware General Corporation Law or the 1940 Act. Members of the executive committee are Messrs. Harper, Puryear and Wilkus. Mr. Wilkus serves as chairman. Mr. Wilkus is an “interested person” under the 1940 Act.

Audit Committee—This committee makes recommendations to our board of directors with respect to the engagement of independent auditors and questions our management and independent auditors on the application of accounting and reporting standards to us. Its purpose and responsibilities are more fully set forth in the committee’s charter, which was adopted by our board of directors. The charter was included as an exhibit to our proxy statement for the 2001 annual meeting of stockholders. The audit committee also reviews the valuations of portfolio companies presented by management. The audit committee is currently composed of Ms. Baskin and Messrs. Hahl and Peterson. Mr. Hahl serves as chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.’s (“NASD”) listing standards.

Compensation and Compliance Committee—This committee has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of our executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering our employee option plans. This committee also has the responsibility for reviewing and approving matters regarding ethics, securities law compliance and portfolio company workouts. Members of this committee are Messrs. Harper, Lundine and Puryear. Mr. Harper serves as chairman.

The compensation and compliance committee also serves as our board of directors’ standing nominating committee. Nominations for election to our board of directors may be made by our board of directors, or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of the company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Our board of directors held 28 formal meetings during 2002. The executive committee held nine formal meeting during 2002, the compensation and compliance committee held 17 formal meetings during 2002 and the audit committee held six formal meetings during 2002. Each of the directors attended at least 75% of the meetings of our board of directors and the committees on which he or she served.

DIVIDEND REINVESTMENT PLAN

Pursuant to our dividend reinvestment plan, a stockholder whose shares are registered in his own name may have all distributions reinvested automatically in additional shares by EquiServe, L.P., our dividend reinvestment plan administrator, by providing the required enrollment notice to our dividend reinvestment plan administrator. Stockholders whose shares are held in the name of a broker or other nominee may have distributions reinvested automatically only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in our dividend reinvestment plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A stockholder may terminate participation in our dividend reinvestment plan at any time by delivering written notice to our dividend reinvestment plan administrator before the record date of the next dividend or distribution. All distributions to stockholders who do not participate in our reinvestment plan will be paid by check mailed directly to the record holder by or under the direction of our dividend reinvestment plan administrator when our board of directors declares a dividend or distribution.

When we declare a dividend or distribution, stockholders who are participants in our dividend reinvestment plan receive the equivalent of the amount of the dividend or distribution in shares of our common stock. Our dividend reinvestment plan administrator buys shares in the open market, on the Nasdaq National Market or elsewhere. Alternatively, our board of directors may choose to contribute newly issued shares of our common stock to our dividend reinvestment plan, in lieu of the payment of cash dividends on shares held in our dividend reinvestment plan. Our dividend reinvestment plan administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the dividend reinvestment plan participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

The dividend reinvestment plan administrator maintains all stockholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Our common stock in the account of each Plan participant is held by the dividend reinvestment plan administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes shares purchased pursuant to the dividend reinvestment plan.

There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the dividend reinvestment plan administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the dividend reinvestment plan administrator’s open market purchases in connection with the reinvestment of such dividends or distributions.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Business—Our Operations as a BDC and RIC.”

DESCRIPTION OF THE SECURITIES

Our authorized capital stock consists of 70,000,000 shares of common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share our preferred stock and our common stock are collectively referred to as the “Capital Stock”). The following summary of our Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Second Amended and Restated Certificate of Incorporation, as amended. Reference is made to our Second Amended and Restated Certificate of Incorporation, as amended, for a detailed description of the provisions summarized below.

Common Stock.    All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if and when declared by our board of directors out of funds legally available therefor. The holders of our common stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the company, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of our preferred stock, if any, then outstanding. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

Preferred Stock.    In addition to shares of our common stock, our Second Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of shares of our preferred stock. Our board of directors is authorized to provide for the issuance of our preferred stock with such preferences, powers, rights and privileges as our board of directors deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock, preferred stock, together with all other Senior Securities, must not exceed an amount equal to 50% of our total assets and (ii) the holders of shares of our preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on our preferred stock are in arrears by two years or more. We have no present plans to issue any shares of our preferred stock, but believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. Additionally, we will not issue any preferred stock under this prospectus unless we receive confirmation that we may do so from the staff of the Commission. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities.    We will not issue any debt securities under this prospectus unless we receive confirmation from the staff of the Commission that we may do so. Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION, AS AMENDED, AND THE SECOND AMENDED AND RESTATED BYLAWS

Limitation On Liability of Directors.    We have adopted provisions in our Second Amended and Restated Certificate of Incorporation, as amended, limiting the liability of our directors, officers and employees for monetary damages to the extent permitted under Delaware law. The effect of this provision in our Second Amended and Restated Certificate of Incorporation, as amended, is to eliminate our rights and our stockholders’ rights (through stockholders’ derivative suits on our behalf) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate our rights or any stockholder rights to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-takeover Provisions.    The Second Amended and Restated Certificate of Incorporation, as amended, and our Second Amended and Restated Bylaws contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our Second Amended and Restated Certificate of Incorporation, as amended, and our Second Amended and Restated Bylaws.

Classified Board of Directors.    Our Second Amended and Restated Certificate of Incorporation, as amended, provides for our board of directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of us or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Number of Directors; Removal; Filing Vacancies.    Our Second Amended and Restated Certificate of Incorporation, as amended, provides that the number of directors will be determined pursuant to the Bylaws. In addition, our Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our board of directors then in office. Our Second Amended and Restated Certificate of Incorporation, as amended, provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, our board of directors could temporarily prevent any stockholder from enlarging our board of directors and filling the new directorships with such stockholder’s own nominees.

Our Second Amended and Restated Certificate of Incorporation, as amended, also provides that, except as may be provided in a resolution or resolution designating any class or series of preferred stock, our directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

No Stockholder Action By Written Consent.    Our Second Amended and Restated Certificate of Incorporation, as amended, and our Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of our stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders (the “Stockholder Notice Procedure”).

The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, our board of directors, or by a stockholder who has given timely written notice containing specified information to our Secretary prior to the meeting at which our directors are to be elected, will be eligible for election as our directors of us and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, our board of directors or by a stockholder who has given timely written notice to our Secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by us not less than 60 days or more than 90 days prior to the first anniversary of the previous year’s annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

Amendment of Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws.    Our Second Amended and Restated Certificate of Incorporation, as amended, provides that the provisions therein relating to our classified board of directors, the number of directors, vacancies on our board of directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors voting together as a single class.

Our Second Amended and Restated Certificate of Incorporation, as amended, also provides that the other provisions of such certificate of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our board of directors then in office and a majority of the voting power of all of the shares of Capital Stock entitled to vote generally in the election of directors, voting together as a single class.

Our Second Amended and Restated Certificate of Incorporation, as amended, also provides that our Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our board of directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing our Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of Capital Stock then entitled to vote generally in the election of directors, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, such as those that provide for the classification of our board of directors. These provisions, however, also will make it more difficult for stockholders to amend the Second Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws without the approval of our board of directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

REGULATION

We are closed-end, non-diversified, management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act and, as such, is subject to regulation under that act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of our outstanding voting securities.

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of our common stock if its asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes.

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act (“Qualifying Assets”) unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer that:

(a) is organized under the laws of, and has its principal place of business in, the United States or any state;

(b) is not an investment company other than a small business investment company wholly-owned by the business development company; and

(c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

(2) Securities of any eligible portfolio company which is controlled by the business development company.

(3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

SHARE REPURCHASES

Common stock of closed-end investment companies frequently trades at discounts from net asset value. We cannot predict whether our shares of common stock will trade above, at or below the net asset value thereof. The market price of our shares is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our board of directors has authorized our officers in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of us in the event that the shares trade at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if our shares publicly trade for a substantial period of time at a substantial discount from our then current net asset value per share, our board of directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our board of directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose will reduce our net income. During 1998, in accordance with the regulations governing RICs, we repurchased 30,000 shares of our outstanding common stock. In 1999, we repurchased warrants for 393,675 shares of our common stock that were previously sold to certain underwriters in connection with our initial public offering.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any NASD member or independent broker- dealer will not exceed 8%. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

Any of our common stock sold pursuant to a prospectus supplement will be listed on the Nasdaq National Market, or another exchange on which our Common Stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under custodian agreements by Riggs Bank, N.A. and Wells Fargo Bank Minnesota, National Association. The address of the custodians are 808 17th St. NW, Washington, D.C. 20004 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. EquiServe, L.P. acts as our transfer and dividend paying agent and registrar. The principal business address of EquiServe, L.P. is 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.

LEGAL MATTERS

The legality of the Securities offered hereby will be passed upon for us by Arnold & Porter, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

Ernst & Young LLP, independent auditors, have audited our consolidated financial statements and schedule at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the consolidated financial highlights for each of the five years ended December 31, 2002, as set forth in their report. We have included our consolidated financial statements, schedule and consolidated financial highlights in this prospectus and elsewhere in our registration statement in reliance upon Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

TABLE OF CONTENTS OF STATEMENT OF

ADDITIONAL INFORMATION

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	1,49
Investment Objective and Policies	SAI-2	54
Management	SAI-2	63
Compensation of Executive Officers	SAI-2	65
Compensation of Directors	SAI-3	—
Stock Option Awards	SAI-6	—
Committees of the Board of Directors	—	67
Control Persons and Principal Holders of Securities	SAI-7	—
Investment Advisory Services	SAI-8	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar	SAI-8	75
Consolidated Financial Statements	SAI-8	F-1
Brokerage Allocation and Other Practices	SAI-8	—
Tax Status	SAI-9	52

AMERICAN CAPITAL STRATEGIES, LTD.

REPORT OF INDEPENDENT AUDITORS

Board of Directors

American Capital Strategies, Ltd.

We have audited the accompanying consolidated balance sheets of American Capital Strategies, Ltd., including the consolidated schedules of investments, as of December 31, 2002 and 2001, and the related consolidated statements of operations, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2002, and the consolidated financial highlights for each of the five years in the period then ended. Our audits also included the financial statement schedule listed in the Index at Item 24. These financial statements, the financial highlights and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, financial highlights and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital Strategies, Ltd. at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, and its consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP
McLean, Virginia
February 11, 2003

Except for Note 16, as to which the date is March 27, 2003

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31, 2002	December 31, 2001
ASSETS
Cash and cash equivalents	$13,080	$14,168
Investments at fair value (cost of $1,334,987 and $882,731, respectively)
Non-Control/Non-Affiliate investments	557,490	491,637
Control investments	671,141	360,921
Affiliate investments	52,083	11,241
Interest rate swaps	(32,255)	(5,533)

Total investments at fair value	1,248,459	858,266
Interest receivable	11,552	12,957
Other	45,432	18,793

Total assets	$1,318,523	$904,184

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$255,793	$147,646
Notes payable	364,171	103,495
Accrued dividends payable	869	3,420
Other	10,031	9,358

Total liabilities	630,864	263,919

Commitments and Contingencies

Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $.01 par value, 70,000 shares authorized, 44,450 and 38,017 issued, and 43,469 and 38,017 outstanding, respectively	435	380
Capital in excess of par value	812,150	699,291
Notes receivable from sale of common stock	(9,021)	(27,143)
Distributions in excess of net realized earnings	(25,718)	(3,823)
Net unrealized depreciation of investments	(90,187)	(28,440)

Total shareholders’ equity	687,659	640,265

Total liabilities and shareholders’ equity	$1,318,523	$904,184

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2002

(In thousands)

Company	Industry	Investment	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS

3SI Security Systems, Inc.	Consumer Products — Banking Security Systems	Subordinated Debt Common Stock Warrants, 6.0% of Co.(1)	$12,557 565	$12,557 565

			13,122	13,122

A&M Cleaning Products, Inc.	Consumer Products — Household Cleaning Products	Subordinated Debt Common Stock Warrants, 27.1% of Co.(1) Redeemable Preferred Stock	5,251 1,643 2,633	5,313 2,237 3,244

			9,527	10,794

A.H. Harris & Sons, Inc.	Wholesale — Construction Material	Subordinated Debt Common Stock Warrants, 10.0% of Co.(1)	9,553 534	9,621 394

			10,087	10,015

Academy Events Services LLC	Consumer Products — Tent and Canvas	Senior Debt Subordinated Debt Common Stock Warrants, 4.5% of Co.(1) Common Stock, 2.8% of Co.(1) Redeemable Preferred Stock	17,848 6,846 636 — 500	17,848 6,846 636 — 500

			25,830	25,830

Aerus, LLC	Consumer Products — Vacuum Cleaners	Membership Interest, 2.5% of Co.(1)	246	465

Alemite Holdings, LLC	Industrial Products — Lubricating Equipment	Subordinated Debt Common Stock Warrants, 9% of Co.(1)	10,200 124	10,200 124

			10,324	10,324

Atlantech International	Industrial Products — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants, 6.2% of Co. Redeemable Preferred Stock with Non-Detachable Common Stock, 1.1% of Co.	19,643 1,271	18,743 812

			20,914	19,555

Baran Group, Ltd (formerly o2wireless Solutions, Inc.) (2)	Telecommunications — Wireless Communications Network Services	Common Stock, 0.5% of Co.(1)	2,373	219

BLI Holdings Corp.	Consumer Products — Personal Care Items	Subordinated Debt	12,791	12,791

Case Logic, Inc.	Consumer Products — Storage Products Designer & Marketer	Subordinated Debt with Non- Detachable Warrants, 8.9% of Co. Redeemable Preferred Stock	21,916 433	21,709 433

			22,349	22,142

Company	Industry	Investment	Cost	Fair Value

Caswell-Massey Holdings Corp.	Retail — Toiletries	Senior Debt Subordinated Debt Common Stock Warrants, 24.0% of Co.(1)	$454 1,931 552	$454 1,946 —

			2,937	2,400

CST Industries, Inc.	Industrial Products — Bolted Steel Tanks	Subordinated Debt Common Stock Warrants, 13.0% of Co.(1)	8,101 1,090	8,101 4,767

			9,191	12,868

Cycle Gear, Inc.	Retail — Motor Cycle Accessories	Senior Debt Subordinated Debt Common Stock Warrants, 50.7% of Co.(1) Redeemable Preferred Stock	516 7,675 973 1,662	516 7,753 3,457 1,662

			10,826	13,388

Erie County Plastics Corporation	Consumer Products — Molded Plastics	Subordinated Debt Common Stock Warrants, 14.8% of Co.(1)	9,449 1,170	9,488 1,027

			10,619	10,515

Gladstone Capital Corporation (2)	Financial Services	Common Stock, 2.2% of Co.	3,387	3,687

Hartstrings, Inc.	Retail — Children’s Apparel	Senior Debt Subordinated Debt Common Stock Warrants, 37.5% of Co.(1)	4,678 11,934 3,572	4,678 11,934 4,993

			20,184	21,605

Kelly Aerospace, Inc.	Aerospace — General Aviation & Performance Automotive	Senior Debt Subordinated Debt Common Stock Warrants, 17.5% of Co.(1)	6,197 8,973 1,588	6,197 8,973 1,588

			16,758	16,758

Lion Brewery, Inc.	Consumer Products — Malt Beverages	Subordinated Debt Common Stock Warrants, 54.0% of Co.(1)	6,020 675	6,087 7,146

			6,695	13,233

Lubricating Specialties Co.	Chemical Products — Lubricant & Grease	Subordinated Debt Common Stock Warrants, 21.0% of Co.(1)	14,940 791	15,030 791

			15,731	15,821

Marcal Paper Mills, Inc.	Consumer Products — Towel, Tissue & Napkin Products	Senior Debt Subordinated Debt Common Stock Warrants, 20.0% of Co.(1)	16,558 18,603 5,001	16,558 18,603 8,759

			40,162	43,920

MATCOM International Corp.	Information Technology — Information and Engineering Services for Federal Government Agencies	Senior Debt Subordinated Debt Common Stock Warrants, 5.7% of Co.(1)	8,769 5,213 805	8,769 5,213 805

			14,787	14,787

Company	Industry	Investment	Cost	Fair Value

Mobile Tool International, Inc.	Industrial Products — Aerial Lift Equipment	Subordinated Debt	$2,698	$—

New Piper Aircraft, Inc.	Aerospace — Aircraft Manufacturing	Subordinated Debt Common Stock Warrants, 8.5% of Co.(1)	18,625 2,231	18,683 1,318

			20,856	20,001

Numatics, Inc.	Industrial Products — Pneumatic Valves	Senior Debt	29,080	29,080

Parts Plus Group	Retail — Auto Parts Distributor	Subordinated Debt Common Stock Warrants, 5.0% of Co.(1) Preferred Stock, Convertible into 1.5% of Co.(1)	4,523 333 556	142 — —

			5,412	142

Patriot Medical Technologies, Inc.	Service — Repair Services	Senior Debt Subordinated Debt Common Stock Warrants, 7.8% of Co.(1) Preferred Stock, Convertible into 4.0% of Co.	1,781 2,830 612 1,294	1,781 2,880 573 1,294

			6,517	6,528

Petaluma Poultry Processors, Inc.	Food Products — Integrated Producer & Distributor of Organic & Natural Poultry	Senior Debt Subordinated Debt Common Stock Warrants, 16.5% of Co.(1)	5,971 17,778 2,792	5,971 17,778 5,273

			26,541	29,022

Phillips & Temro Holdings LLC	Industrial Products — Automotive and Heavy Duty Truck Products	Subordinated Debt Common Stock Warrants, 7.8% of Co.(1)	4,632 348	4,632 348

			4,980	4,980

Plastech Engineered Products, Inc.	Consumer Products — Automotive Component Systems	Subordinated Debt Common Stock Warrants, 2.1% of Co.(1)	27,640 2,577	27,640 7,069

			30,217	34,709

Stravina Operating Company, LLC	Wholesale — Personalized Novelty and Souvenir Items	Subordinated Debt Common Stock, 4.8% of Co.(1)	18,786 1,000	18,786 1,000

			19,786	19,786

The L.A. Studios, Inc.	Media — Audio Production	Subordinated Debt	2,261	2,271

ThreeSixty Sourcing, Ltd.	Service — Provider of Outsourced Management Services	Senior Debt Subordinated Debt Common Stock Warrants, 4.5% of Co.(1)	8,500 19,098 1,387	8,500 19,098 1,387

			28,985	28,985

TransCore Holdings, Inc.	Information Technology — Transportation Information Management Services	Subordinated Debt Common Stock Warrants, 7.3% of Co.(1) Redeemable Preferred Stock Preferred Stock, Convertible into 1.1% of Co.	24,500 4,368 534 2,709	24,681 13,260 534 2,709

			32,111	41,184

Company	Industry	Investment	Cost	Fair Value

Tube City, Inc.	Industrial Products — Mill Services	Subordinated Debt Common Stock Warrants, 23.5% of Co.(1)	$12,680 3,498	$12,807 8,423

			16,178	21,230

UAV Corporation	Consumer Products — Pre-recorded Video, Audio Tapes & Software	Subordinated Debt	13,356	13,356

Warner Power, LLC	Industrial Products — Power Systems & Electrical Ballasts	Senior Debt Subordinated Debt Common Stock Warrants, 62.5% of Co.(1)	1,327 8,078 2,246	1,327 8,122 2,528

			11,651	11,977

Subtotal Non-Control /Non-Affiliate Investments			529,469	557,490

CONTROL INVESTMENTS

Aeriform Corporation	Chemical Products — Packaged Industrial Gas Distributor	Senior Debt Subordinated Debt Common Stock Warrants, 50.1% of Co.(1) Redeemable Preferred Stock	4,999 23,930 4,360 116	4,999 23,985 5,345 116

			33,405	34,445

American Decorative Surfaces International, Inc.	Consumer Products — Decorative Paper & Vinyl Products	Subordinated Debt Common Stock, less than 0.1% of Co.(1) Preferred Stock, Convertible into greater than 99.9% of Co.(1)	24,502 6 13,674	24,502 6 8,322

			38,182	32,830

ASC Industries, Inc.	Industrial Products — Aftermarket Automotive Components	Senior Debt Subordinated Debt Common Stock Warrants, 33.3% of Co.(1) Redeemable Preferred Stock	8,234 17,789 6,531 3,329	8,234 17,789 6,531 3,329

			35,883	35,883

Automatic Bar Controls, Inc.	Consumer Products — Beverage Dispensers	Senior Debt Subordinated Debt Common Stock, 66.2% of Co.(1) Common Stock Warrants, 1.7% of Co.(1)	14,432 13,888 7,000 182	14,432 13,888 7,000 182

			35,502	35,502

Auxi Health, Inc.	Healthcare — Home Healthcare	Senior Debt Subordinated Debt Common Stock Warrants, 17.4% of Co.(1) Preferred Stock, Convertible into 54.3% of Co.(1)	12,336 15,322 2,732 2,599	14,186 7,893 — —

			32,989	22,079

Biddeford Real Estate Holdings, Inc.	Consumer Products — Electronic Blankets	Senior Debt Common Stock, 100.0% of Co.(1)	2,944 605	2,944 605

			3,549	3,549

Company	Industry	Investment	Cost	Fair Value

BPT Holdings, Inc.(3)	Industrial Products — Machine Tools, Metal Cutting Types	Senior Debt Subordinated Debt Common Stock, 15.2% of Co.(1) Preferred Stock, Convertible into 74.8% of Co.	$11,191 4,863 2,000 5,000	$11,191 4,923 2,000 5,000

			23,054	23,114

Capital.com, Inc.	Financial Services — Financial Portal	Preferred Stock, Convertible into 85.0% of Co.(1)	1,492	500

Chance Coach, Inc.	Industrial Products — Buses	Senior Debt Subordinated Debt Common Stock, 1.2% of Co.(1) Common Stock Warrants, 2.6% of Co.(1) Preferred Stock, Convertible into 91.2% of Co.(1)	2,081 9,863 1,896 4,041 18,748	2,081 10,166 — 1,873 8,804

			36,629	22,924

Chromas Technologies Corp.(3)	Industrial Products — Printing Presses	Senior Debt Subordinated Debt Common Stock, 35.0% of Co.(1) Common Stock Warrants, 25.0% of Co.(1) Preferred Stock, Convertible into 40.0% of Co.(1)	13,535 9,742 1,500 1,071 6,680	13,064 — — — —

			32,528	13,064

Confluence Holdings Corp.	Consumer Products — Canoes & Kayaks	Senior Debt Subordinated Debt Redeemable Preferred Stock (1) Preferred Stock, Convertible into 75.0% of Co.(1) Common Stock, less than 0.1% of Co.(1) Common Stock Warrants, 0.2% of Co.(1)	8,500 8,228 6,890 3,535 537 2,163	8,500 8,265 — — — 722

			29,853	17,487

EuroCaribe Packing Company, Inc.	Food Products —Meat Processing	Senior Debt Subordinated Debt Common Stock Warrants, 37.1% of Co.(1) Redeemable Preferred Stock(1)	9,086 5,505 1,110 4,302	9,144 5,542 — —

			20,003	14,686

European Touch LTD. II	Industrial Products — Salon Appliances	Senior Debt Subordinated Debt Common Stock, 26.1% of Co.(1) Common Stock Warrants, 63.9% of Co.(1)	6,546 11,621 1,500 3,683	6,546 11,621 3,483 8,551

			23,350	30,201

Fulton Bellows & Components, Inc.	Industrial Products — Bellows	Senior Debt Subordinated Debt Common Stock Warrants, 7.7% of Co.(1) Redeemable Preferred Stock (1) Preferred Stock, Convertible into 69.2% of Co.(1)	12,671 6,766 1,305 5,206 5,975	12,671 681 — — —

			31,923	13,352

Company	Industry	Investment	Cost	Fair Value

Halex Corporation	Industrial Products — Flooring Materials	Subordinated Debt Redeemable Preferred Stock Preferred Stock, Convertible into 70.4% of Co.	$19,941 11,991 1,441	$19,941 11,991 1,441

			33,373	33,373

Hickson DanChem, Inc.	Chemical Products — Specialty Contract Chemical Manufacturing	Senior Debt Subordinated Debt Common Stock, 41.9% of Co.(1) Common Stock Warrants, 39.3% of Co.(1)	12,748 8,299 2,500 2,221	12,748 8,299 1,254 2,221

			25,768	24,522

Iowa Mold Tooling, Inc.	Industrial Products — Specialty Equipment	Subordinated Debt Common Stock, 25.0% of Co.(1) Common Stock Warrants, 46.3% of Co.(1)	30,262 4,236 5,918	30,548 — 4,890

			40,416	35,438

JAG Industries, Inc.	Industrial Products — Metal Fabrication & Tablet Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants, 75.0% of Co.(1)	967 2,499 505	967 771 —

			3,971	1,738

Logex Corporation	Transportation — Industrial Gases	Subordinated Debt Common Stock Warrants, 85.4% of Co.(1) Redeemable Preferred Stock	16,951 7,454 3,930	16,951 3,232 3,406

			28,335	23,589

MBT International, Inc.	Wholesale — Musical Instrument Distributor	Senior Debt Subordinated Debt Common Stock Warrants, 27.7% of Co.(1) Preferred Stock, Convertible into 48.0% of Co.(1)	3,300 7,459 1,215 2,250	3,300 7,545 991 1,722

			14,224	13,558

Network for Medical Communication & Research, LLC	Service — Provider of Specialized Medical Educational Programs	Subordinated Debt Common Stock Warrants, 31.9% of Co.(1)	15,944 2,038	15,944 23,544

			17,982	39,488

PaR Systems, Inc.	Industrial Products — Robotic Systems	Subordinated Debt Common Stock, 25.8% of Co.(1) Common Stock Warrants, 42.5% of Co.(1)	19,479 2,500 4,116	19,479 3,314 5,458

			26,095	28,251

Precitech, Inc.	Construction — Ultra Precision Machining Systems	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock, 43.3% of Co.(1) Common Stock Warrants, 44.7% of Co.(1)	9,587 5,124 1,741 2,204 2,278	9,587 5,124 1,741 1,526 2,278

			20,934	20,256

Company	Industry	Investment	Cost	Fair Value

Stacas Holding, Inc. (formerly Dixie Trucking Company, Inc.)	Transportation — Overnight Shorthaul Delivery	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock, 18.0% of Co.(1) Common Stock Warrants, 62.0% of Co.(1)	$4,547 15,038 5,000 — 2,869	$4,547 15,038 2,827 — 2,869

			27,454	25,281

Starcom Holdings, Inc.	Construction — Electrical Contractor	Subordinated Debt Common Stock, 2.6% of Co.(1) Common Stock Warrants, 16.2% of Co.(1)	25,232 616 3,914	22,070 — —

			29,762	22,070

Sunvest Industries, LLC	Consumer Products — Contract Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants, 73.0% of Co.(1) Redeemable Preferred Stock(1)	4,286 5,635 1,358 1,760	4,286 494 — —

			13,039	4,780

Texstars, Inc.	Aerospace — Aviation and Transportation Accessories	Senior Debt Subordinated Debt Common Stock, 39.4% of Co.(1) Common Stock Warrants, 40.5% of Co.(1)	14,380 7,136 1,500 1,542	14,380 7,136 1,500 1,542

			24,558	24,558

The Inca Group	Industrial Products — Steel Products	Senior Debt Subordinated Debt Redeemable Preferred Stock(1) Common Stock, 2.3% of Co.(1) Common Stock Warrants, 95.7% of Co.(1)	179 19,052 15,357 5,100 3,060	179 19,158 11,120 — 1,446

			42,748	31,903

Weston ACAS Holdings, Inc.	Service — Environmental Consulting Services	Subordinated Debt Common Stock, 8.3% of Co.(1) Common Stock Warrants, 22.6% of Co.(1) Redeemable Preferred Stock	14,661 1,932 5,246 1,462	14,661 7,142 19,455 1,462

			23,301	42,720

Subtotal Control Investments			750,302	671,141

AFFILIATE INVESTMENTS

Futurelogic Group, Inc.	Industrial Products — Embedded Thermal Printer Solutions	Senior Debt Subordinated Debt Common Stock, 5.1% of Co.(1) Common Stock Warrants, 2.7% of Co.(1)	12,931 12,937 20 —	12,931 12,937 20 —

			25,888	25,888

Northwest Coatings Corp.	Industrial Products — Water-based Adhesives and Coatings	Subordinated Debt Common Stock, 18.6% of Co.(1) Common Stock Warrants, 4.3% of Co.(1) Redeemable Preferred Stock	9,916 250 57 2,250	9,916 250 57 2,250

			12,473	12,473

Company	Industry	Investment	Cost	Fair Value

Trinity Hospice, LLC	Healthcare — Hospice Care	Senior Debt Common Stock, 7.4% of Co.(1) Redeemable Preferred Stock	$11,693 7 1,557	$11,693 472 1,557

			13,257	13,722

Westwind Group Holdings, Inc.	Service — Restaurants	Redeemable Preferred Stock(1) Common Stock, 10.0% of Co.(1)	3,598 —	— —

			3,598	—

Subtotal Affiliate Investments			55,216	52,083

INTEREST RATE SWAP AGREEMENTS

	Pay Fixed/ Receive Floating	19 Contracts Notional Amounts Totaling $441,430	—	(32,169)

	Pay Floating/ Receive Floating	11 Contracts Notional Amounts Totaling $213,999	—	(86)

Subtotal Interest Rate Swap Agreements			—	(32,255)

Totals			$1,334,987	$1,248,459

(1)	Non-income producing
(2)	Public company
(3)	Foregin investment

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2001

(In thousands)

Company	Industry	Investment	Cost	Fair Value

NON-CONTROL / NON-AFFILIATE INVESTMENTS

A&M Cleaning Products, Inc.	Consumer Products — Household Cleaning Products	Subordinated Debt Common Stock Warrants, 18.4% of Co.(1) Redeemable Preferred Stock	$5,070 1,643 532	$5,167 2,237 532

			7,245	7,936

A.H. Harris & Sons, Inc.	Wholesale — Construction Material	Subordinated Debt Common Stock Warrants, 10.0% of Co.(1)	9,434 534	9,525 1,050

			9,968	10,575

Aeriform Corporation	Chemical Products — Packaged Industrial Gas Distributor	Senior Debt Subordinated Debt Common Stock Warrants, 50.1% of Co.(1) Redeemable Preferred Stock	5,160 22,021 4,360 101	5,160 22,097 4,360 101

			31,642	31,718

Atlantech International	Industrial Products — Polymer-based Products	Subordinated Debt with Non-Detachable Warrants, 6.5% of Co. Redeemable Preferred stock with Non- Detachable Common Stock, 1.0% of Co.	19,101 1,027	18,863 701

			20,128	19,564

BLI Holdings Corp.	Consumer Products — Personal Care Items	Subordinated Debt	12,153	12,153

Case Logic, Inc.	Consumer Products — Storage Products Designer & Marketer	Subordinated Debt with Non- Detachable Warrants, 8.9% of Co. Preferred Stock, less than 0.1% of Co.	20,630 134	20,826 134

			20,764	20,960

Caswell-Massey Holdings Corp.	Retail — Toiletries	Senior Debt Subordinated Debt Common Stock Warrants, 24.0% of Co.(1)	1,065 1,803 552	1,065 1,836 581

			3,420	3,482

CST Industries, Inc.	Industrial Products — Bolted Steel Tanks	Subordinated Debt Common Stock Warrants, 13.0% of Co.(1)	7,969 1,090	7,969 1,737

			9,059	9,706

Crosman Corporation	Consumer Products — Small Arms	Subordinated Debt Common Stock Warrants, 3.5% of Co.(1)	3,998 330	4,033 330

			4,328	4,363

Company	Industry	Investment	Cost	Fair Value

Cycle Gear, Inc.	Retail — Motor Cycle Accessories	Senior Debt Subordinated Debt Common Stock Warrants, 41.6% of Co.(1) Redeemable Preferred Stock	$750 5,557 434 1,549	$750 5,675 1,664 1,549

			8,290	9,638

Dixie Trucking Company, Inc.	Transportation — Overnight Shorthaul Delivery	Subordinated Debt Common Stock Warrants, 49.0% of Co.(1)	5,134 141	5,168 —

			5,275	5,168

Electrolux, LLC	Consumer Products — Vacuum Cleaners	Membership Interest, 2.5% of Co.(1)	246	1,219

Erie County Plastics Corporation	Consumer Products — Molded Plastics	Subordinated Debt Common Stock Warrants, 8.7% of Co.(1)	9,122 1,170	9,197 1,027

			10,292	10,224

Gladstone Capital Corporation (2)	Financial Services	Common Stock, 3.0% of Co.	3,600	4,440

Goldman Industrial Group	Industrial Products — Machine Tools, Metal Cutting Types	Subordinated Debt Common Stock Warrants, 15.0% of Co.(1)	27,066 2,822	26,109 —

			29,888	26,109

JAAGIR, LLC	Service — IT Staffing & Consulting	Subordinated Debt Common Stock Warrants, 4.1% of Co.(1)	2,890 271	2,930 271

			3,161	3,201

Kelly Aerospace, Inc.	Aerospace — General Aviation & Performance Automotive	Senior Debt Subordinated Debt Common Stock Warrants, 15.0% of Co.(1)	7,847 8,769 1,589	7,877 8,779 1,589

			18,205	18,245

Lion Brewery, Inc.	Consumer Products — Malt Beverages	Subordinated Debt Common Stock Warrants, 54.0% of Co.(1)	5,955 675	6,039 7,145

			6,630	13,184

Lubricating Specialties Co.	Chemical Products — Lubricant & Grease	Subordinated Debt Common Stock Warrants, 21.0% of Co.(1)	14,750 791	14,864 791

			15,541	15,655

Marcal Paper Mills, Inc.	Consumer Products — Towel, Tissue & Napkin Products	Senior Debt Subordinated Debt Common Stock Warrants, 20.0% of Co.(1)	16,417 16,922 5,001	16,417 16,922 5,001

			38,340	38,340

Middleby Corporation (2)	Industrial Products — Foodservice Equipment	Subordinated Debt Common Stock Warrants, 5.5% of Co.(1)	22,354 2,536	22,354 2,536

			24,890	24,890

Company	Industry	Investment	Cost	Fair Value

Mobile Tool International, Inc.	Industrial Products — Aerial Lift Equipment	Subordinated Debt	$2,699	$2,699

New Piper Aircraft, Inc.	Aerospace — Aircraft	Subordinated Debt	18,356	18,436
	Manufacturing	Common Stock Warrants, 6.5% of Co.(1)	2,231	4,832

			20,587	23,268

Numatics, Inc.	Industrial Products — Pneumatic Valves	Senior Debt	31,197	31,197

o2wireless Solutions, Inc. (2)	Telecommunications — Wireless Communications Network Services	Common Stock Warrants, 8.0% of Co.(1)	2,407	4,005

Omnova Solutions, Inc. (2)	Consumer Products — Performance Chemicals and Decorative & Building Products	Subordinated Debt	5,663	5,663

Parts Plus Group	Retail — Auto Parts Distributor	Subordinated Debt	4,681	2,706
		Common Stock Warrants, 5.0% of Co.(1)	333	—
		Preferred Stock, Convertible into 1.5% of Co.(1)	556	—

			5,570	2,706

Patriot Medical Technologies, Inc.	Service — Repair Services	Senior Debt	2,315	2,315
		Subordinated Debt	2,758	2,825
		Common Stock Warrants, 15.1% of Co.(1)	612	510
		Preferred Stock, Convertible into 16.1% of Co.	1,195	283

			6,880	5,933

Plastech Engineered Products, Inc.	Consumer Products — Automotive	Subordinated Debt	27,290	27,290
	Component Systems	Common Stock Warrants, 2.1% of Co.(1)	2,577	2,577

			29,867	29,867

The L.A. Studios, Inc.	Media — Audio Production	Subordinated Debt	2,118	2,138

ThreeSixty Sourcing, Ltd.	Service — Provider of Outsourced	Senior Debt	14,925	14,926
	Management Services	Subordinated Debt	18,606	18,608
		Common Stock Warrants, 5.0% of Co.(1)	1,386	1,386

			34,917	34,920

TransCore Holdings, Inc.	Information Technology —	Subordinated Debt	23,636	23,977
	Transportation Information Management Services	Common Stock Warrants, 8.7% of Co.(1)	4,368	7,783
		Preferred Stock, Convertible into 1.4% of Co.	2,900	2,900

			30,904	34,660

Tube City, Inc.	Industrial Products — Mill	Subordinated Debt	11,687	11,933
	Services	Common Stock Warrants, 23.5% of Co.(1)	3,498	5,767

			15,185	17,700

Company	Industry	Investment	Cost	Fair Value

Warner Power, LLC	Industrial Products — Power Systems & Electrical Ballasts	Senior Debt Subordinated Debt Common Stock Warrants, 53.1% of Co.(1)	$572 4,007 1,629	$583 4,070 1,458

			6,208	6,111

Subtotal Non-control / Non-Affiliate Investments			477,267	491,637

CONTROL INVESTMENTS

Auxi Health, Inc.	Healthcare — Home Healthcare	Subordinated Debt Common Stock Warrants, 17.9% of Co.(1) Preferred Stock, Convertible into 55.8% of Co.(1)	14,386 2,784 2,599	14,573 — 1,856

			19,769	16,429

Capital.com, Inc.	Financial Services — Financial Portal	Preferred Stock, Convertible into 85.0% of Co.(1)	1,492	700

Chance Coach, Inc.	Industrial Products — Buses	Senior Debt Subordinated Debt Common Stock Warrants, 43.0% of Co.(1) Redeemable Preferred Stock(1) Preferred Stock, Convertible into 20.0% of Co.(1) Common Stock, 20.4% of Co.(1)	9,615 8,583 4,041 4,616 2,080 1,896	9,655 9,174 3,469 4,616 2,080 1,645

			30,831	30,639

Chromas Technologies Corp.(3)	Industrial Products — Printing Presses	Senior Debt Subordinated Debt Common Stock, 35.0% of Co.(1) Common Stock Warrants, 25.0% of Co.(1) Redeemable Preferred Stock, 40.0% of Co.(1)	11,703 9,789 1,500 1,071 6,258	11,703 9,990 — 987 1,930

			30,321	24,610

Confluence Holdings Corp.	Consumer Products — Canoes & Kayaks	Subordinated Debt Common Stock, less than 0.1% of Co.(1) Common Stock Warrants, 0.4% of Co.(1)	12,596 537 2,163	12,823 — 1,564

			15,296	14,387

Decorative Surfaces International, Inc.	Consumer Products — Decorative Paper & Vinyl Products	Subordinated Debt Common Stock Warrants, 48.3% of Co.(1) Preferred Stock, Convertible into less than 0.1% of Co.(1)	17,577 4,571 803	17,936 — —

			22,951	17,936

EuroCaribe Packing Company, Inc.	Food Products — Meat Processing	Senior Debt Subordinated Debt Common Stock Warrants, 37.1% of Co.(1) Redeemable Preferred Stock(1)	8,674 5,379 1,110 4,302	8,749 3,672 — —

			19,465	12,421

Company	Industry	Investment	Cost	Fair Value

European Touch LTD. II	Industrial Products — Salon Appliances	Senior Debt Subordinated Debt Common Stock Warrants, 71.0% of Co.(1) Common Stock, 29.0% of Co.(1)	$ 9,452 11,282 3,856 1,500	$ 9,452 11,282 3,856 1,500

			26,090	26,090

Fulton Bellows & Components, Inc.	Industrial Products — Bellows	Senior Debt Subordinated Debt Common Stock Warrants, 26.4% of Co.(1) Preferred Stock, Convertible into 48.6% of Co.(1)	15,321 6,602 1,305 5,734	15,324 6,893 1,197 2,617

			28,962	26,031

Iowa Mold Tooling, Inc.	Industrial Products — Specialty Equipment	Subordinated Debt Common Stock, 25.0% of Co.(1) Common Stock Warrants, 46.2% of Co.(1)	26,364 3,200 5,919	26,685 3,200 5,919

			35,483	35,804

JAG Industries, Inc.	Industrial Products — Metal Fabrication & Tablet Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants, 75.0% of Co.(1)	1,002 2,448 505	1,002 2,520 —

			3,955	3,522

Logex Corporation	Transportation — Industrial Gases	Subordinated Debt Common Stock Warrants, 85.2% of Co.(1) Redeemable Preferred Stock	15,942 5,825 2,984	15,947 5,825 2,984

			24,751	24,756

MBT International, Inc.	Wholesale — Musical Instrument Distributor	Senior Debt Subordinated Debt Common Stock Warrants, 30.6% of Co.(1) Preferred Stock, Convertible into 53.1% of Co.(1)	3,300 7,000 1,214 2,250	3,300 7,134 991 1,722

			13,764	13,147

Starcom Holdings, Inc.	Construction — Electrical Contractor	Subordinated Debt Common Stock, 2.6% of Co.(1) Common Stock Warrants, 16.2% of Co.(1)	21,267 616 3,914	21,516 116 3,068

			25,797	24,700

Sunvest Industries, LLC	Consumer Products — Contract Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants, 73.0% of Co.(1) Redeemable Preferred Stock(1)	4,287 5,263 1,518 347	4,287 5,323 1,518 347

			11,415	11,475

Texstars, Inc.	Aerospace — Aviation and Transportation Accessories	Senior Debt Subordinated Debt Common Stock, 39.4% of Co.(1) Common Stock Warrants, 40.5% of Co.(1)	15,055 6,988 1,500 1,542	15,064 6,990 1,500 1,542

			25,085	25,096

Company	Industry	Investment	Cost	Fair Value

The Inca Group	Industrial Products — Steel Products	Subordinated Debt Common Stock, 60.1% of Co.(1) Common Stock Warrants, 24.9% of Co.(1)	$16,754 5,100 3,060	$16,960 3,967 2,065

			24,914	22,992

Weston ACAS Holdings, Inc.	Service — Environmental Consulting Services	Subordinated Debt Common Stock, 10.0% of Co.(1) Common Stock Warrants, 27.6% of Co.(1) Redeemable Preferred Stock	21,844 1,932 5,246 1,158	21,850 1,932 5,246 1,158

			30,180	30,186

Subtotal Control Investments			390,521	360,921

AFFILIATE INVESTMENTS

Biddeford Textile Corp.	Consumer Products — Electronic Blankets	Senior Debt Common Stock Warrants, 10.0% of Co.(1)	2,746 1,100	2,772 —

			3,846	2,772

IGI, Inc.	Healthcare — Veterinary Vaccines	Subordinated Debt Common Stock Warrants, 17.0% of Co.(1)	5,564 2,003	5,627 1,725

			7,567	7,352

Westwind Group Holdings, Inc.	Service — Restaurants	Common Stock, 10.0% of Co. (1) Preferred Stock, Convertible into less than 0.1% of Co.	— 3,530	— 1,117

			3,530	1,117

Subtotal Affiliate Investments			14,943	11,241

INTEREST RATE SWAP AGREEMENTS

	Pay Fixed / Receive Floating	9 Contracts / Notional Amounts Totaling $102,919	—	(5,218)

	Pay Floating / Receive Floating	8 Contracts / Notional Amounts Totaling $161,246	—	(315)

Subtotal Interest Rate Basis Swap Agreements			—	(5,533)

Totals			$882,731	$858,266

(1)	Non-income producing
(2)	Public company
(3)	Foreign investment

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Operating income:
Interest and dividend income
Non-Control/Non-Affiliate investments	$72,569	$46,202	$33,773
Control investments	59,017	42,452	24,404
Affiliate investments	1,635	1,480	556
Interest rate swap agreements	(11,153)	(1,848)	—

Total interest and dividend income	122,068	88,286	58,733

Fees
Non-Control/Non-Affiliate investments	9,422	7,234	6,301
Control investments	15,073	8,646	4,838
Affiliate investments	459	71	180

Total fee income	24,954	15,951	11,319

Total operating income	147,022	104,237	70,052

Operating expenses:
Interest	14,321	10,343	9,691
Salaries and benefits	18,621	14,571	11,259
General and administrative	11,531	7,698	6,432

Total operating expenses	44,473	32,612	27,382

Operating income before income taxes	102,549	71,625	42,670
Income tax benefit	—	—	2,000

Net operating income	102,549	71,625	44,670

Net realized (loss) gain on investments
Non-Control/Non-Affiliate investments	(21,992)	5,962	4,539
Control investments	1,091	—	—
Affiliate investments	160	(593)	—

Total net realized (loss) gain on investments	(20,741)	5,369	4,539

Net unrealized (depreciation) appreciation of investments
Non-Control/Non-Affiliate investments	14,957	(21,778)	28,672
Control investments	(49,726)	(29,804)	(76,352)
Affiliate investments	(256)	(2,542)	(4,995)
Interest rate swap agreements	(26,722)	(4,265)	(907)

Total net unrealized depreciation of investments	(61,747)	(58,389)	(53,582)

Net increase (decrease) in shareholders’ equity resulting from operations	$20,061	$18,605	$(4,373)

Net operating income per common share:
Basic	$2.60	$2.27	$2.00
Diluted	$2.57	$2.24	$1.96
Net earnings (loss) per common share:
Basic	$0.51	$0.59	$(0.20)
Diluted	$0.50	$0.58	$(0.20)
Weighted average shares of common stock outstanding:
Basic	39,418	31,487	22,323
Diluted	39,880	32,001	22,748
Dividends declared per share	$2.57	$2.30	$2.17

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

(In thousands)

	Preferred Stock	Common Stock		Capital in Excess of Par Value	Notes Receivable From Sale of Common Stock	(Distributions in Excess of) Undistributed Net Realized Earnings	Unrealized Appreciation (Depreciation) of Investments	Total Shareholders’ Equity
		Shares	Amount
Balance at December 31, 1999	$—	18,252	$183	$255,922	$(23,052)	$1,326	$77,366	$311,745
Issuance of common stock	—	9,430	94	185,224	—	—	—	185,318
Issuance of common stock under stock option plans	—	290	3	6,699	(6,702)	—	—	—
Issuance of common stock under the Dividend Reinvestment Plan	—	31	—	742	—	—	—	742
Repayments of notes receivable from sale of common stock	—	—	—	—	2,365	—	—	2,365
Net decrease in shareholders’ equity resulting from operations	—	—	—	—	—	49,209	(53,582)	(4,373)
Distributions	—	—	—	—	—	(50,630)	—	(50,630)

Balance at December 31, 2000	$—	28,003	$280	$448,587	$(27,389)	$(95)	$23,784	$445,167
Issuance of common stock	—	8,930	90	226,243	—	—	—	226,333
Issuance of common stock under stock option plans	—	1,045	10	23,413	(23,423)	—	—	—
Issuance of common stock under the Dividend Reinvestment Plan	—	39	—	1,048	—	—	—	1,048
Repayments of notes receivable from sale of common stock	—	—	—	—	23,669	—	—	23,669
Net increase in shareholders’ equity resulting from operations	—	—	—	—	—	76,994	(58,389)	18,605
Cumulative effect of change in accounting principle	—	—	—	—	—	(6,165)	6,165	—
Distributions	—	—	—	—	—	(74,557)	—	(74,557)

Balance at December 31, 2001	$—	38,017	$380	$699,291	$(27,143)	$(3,823)	$(28,440)	$640,265
Issuance of common stock	—	5,911	59	123,962	—	—	—	124,021
Issuance of common stock under stock option plans	—	484	5	10,570	(9,168)	—	—	1,407
Issuance of common stock under the Dividend Reinvestment Plan	—	38	1	960	—	—	—	961
Repayments of notes receivable from sale of common stock	—	—	—	—	3,911	—	—	3,911
Repurchases of common stock through foreclosures on notes receivable	—	(981)	(10)	(22,633)	23,379	—	—	736
Net increase in shareholders’ equity resulting from operations	—	—	—	—	—	81,808	(61,747)	20,061
Distributions	—	—	—	—	—	(103,703)	—	(103,703)

Balance at December 31, 2002	$—	43,469	$435	$812,150	$(9,021)	$(25,718)	$(90,187)	$687,659

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Operating activities:
Net increase (decrease) in shareholders’ equity resulting from operations	$20,061	$18,605	$(4,373)
Adjustments to reconcile net increase (decrease) in shareholders’ equity resulting from operations to net cash provided by operating activities:
Net unrealized depreciation of investments	61,747	58,389	53,582
Net realized loss (gain) on investments	20,741	(5,369)	(4,538)
Accretion of loan discounts	(12,744)	(9,090)	(4,317)
Increase in accrued payment-in-kind dividends and interest	(21,946)	(15,713)	(5,550)
Collection of loan origination fees	2,072	1,840	—
Amortization of deferred finance costs and debt discount	1,521	718	1,187
Depreciation	821	582	354
Decrease (increase) in interest receivable	1,162	(8,022)	(2,518)
Receipt of note for prepayment penalty	—	—	(884)
Increase in other assets	(1,160)	(2,527)	(558)
Increase (decrease) in other liabilities	199	(2,374)	2,946

Net cash provided by operating activities	72,474	37,039	35,331

Investing activities:
Proceeds from sale of investments	4,880	9,952	2,004
Collection of payment-in-kind notes	2,127	5,008	1,261
Collection of accreted loan discounts	1,229	623	257
Principal repayments	110,324	67,863	30,603
Purchases of investments	(555,983)	(381,758)	(276,138)
Capital expenditures	(1,478)	(1,215)	(1,100)
Repayments of employee notes receivable issued in exchange for common stock	3,911	23,669	2,365
Collection of cash collateral on foreclosed employee notes receivable	736	—	—

Net cash used in investing activities	(434,254)	(275,858)	(240,748)

Financing activities:
Proceeds from asset securitizations	304,720	28,214	87,200
Drawings on (repayments of) revolving credit facility, net	108,147	79,644	(10,543)
Repayment of notes payable	(44,075)	(11,919)	—
Increase in deferred financing costs	(5,871)	(319)	(2,243)
Increase in debt service escrows	(22,364)	(2,385)	(3,384)
Issuance of common stock	125,428	226,333	185,318
Distributions paid	(105,293)	(76,252)	(44,050)

Net cash provided by financing activities	360,692	243,316	212,298

Net increase (decrease) in cash and cash equivalents	(1,088)	4,497	6,881
Cash and cash equivalents at beginning of period	14,168	9,671	2,790

Cash and cash equivalents at end of period	$13,080	$14,168	$9,671

Supplemental Disclosures:
Cash paid for interest	$12,607	$10,047	$7,830

Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment	$961	$1,048	$742
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$9,168	$23,423	$6,702
Repurchase of common stock through foreclosures on notes receivable	$22,643	$—	$—
Receipt of short term note in exchange for principal repayment of long term note	$—	$—	$8,424

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars in thousands except per share data)

	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
Per Share Data(1)
Net asset value at beginning of the period	$16.84	$15.90	$17.08	$13.80	$13.61

Net operating income	2.60	2.27	2.00	1.79	1.30
Net realized (loss) gain on investments	(0.52)	0.17	0.21	0.20	—
(Decrease) increase in unrealized appreciation on investments	(1.57)	(1.85)	(2.41)	5.08	0.23

Net increase (decrease) in shareholders’ equity resulting from operations	0.51	0.59	(0.20)	7.07	1.53
Issuance of common stock	0.80	1.79	0.70	0.71	—
Effect of antidilution (dilution)	0.24	0.86	0.49	(2.76)	—
Distribution of net investment income	(2.57)	(2.30)	(2.17)	(1.74)	(1.34)

Net asset value at end of period	$15.82	$16.84	$15.90	$17.08	$13.80

Per share market value at end of period	$21.59	$28.35	$25.19	$22.75	$17.25
Total return(2)	(15.21)%	22.33%	20.82%	44.36%	2.16%
Shares outstanding at end of period	43,469	38,017	28,003	18,252	11,081
Ratio/Supplemental Data:
Net assets at end of period	$687,659	$640,265	$445,167	$311,745	$152,723
Average net assets	$663,962	$542,716	$378,456	$232,234	$151,688
Average long-term debt outstanding	$416,800	$175,600	$97,600	$48,600	$1,000
Average long-tem debt per common share(1)	$10.57	$5.58	$4.37	$3.54	$0.09
Ratio of operating expenses, net of interest expense, to average net assets	4.54%	4.10%	4.68%	5.02%	5.34%
Ratio of interest expense to average net assets	2.16%	1.91%	2.56%	2.03%	0.04%

Ratio of operating expenses to average net assets	6.70%	6.01%	7.24%	7.05%	5.38%
Ratio of net operating income to average net assets	15.45%	13.20%	11.80%	10.33%	9.43%

(1)	Basic per share data.
(2)	Total return equals the increase (decrease) of the ending market value over the beginning market value plus reinvested dividends, based on the stock price on date of reinvestment, divided by the beginning market value.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except per share data)

Note 1.    Organization

American Capital Strategies, Ltd., a Delaware corporation (the “Company”), was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. As a result of the changes, the Company’s predominant source of operating income changed from financial performance and advisory fees to interest and dividends earned from investing the Company’s assets in debt and equity of businesses. The Company’s investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders’ equity through appreciation in value of the Company’s equity interests.

The Company is the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”) and through ACFS continues to provide financial advisory services to businesses, principally the Company’s portfolio companies. The Company is headquartered in Bethesda, Maryland, and has offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. The Company’s reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly owned subsidiary, ACFS (see Note 13).

Note 2.    Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States and Article 6 of Regulation S-X of the Code of Federal Regulations.

Consolidation

Under the investment company rules and regulations, the Company is precluded from consolidating any entity other than another investment company. An exception to these rules requires the Company to consolidate ACFS since it is a wholly owned operating subsidiary whose principal purpose is to provide services to the Company and its portfolio companies rather than for the Company to realize a gain on the sale of ACFS.

Valuation of Investments

Investments are carried at fair value, as determined in good faith by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which the Company has various degrees of trading restrictions, the Company prepares an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company and the liquidation value of the company’s assets. The Company will use weighting of some or all of the above valuation methods. In valuing convertible debt, equity or other securities,

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

the Company will value its equity investment based on its pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. The Board of Directors will value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the company. If the estimated enterprise value is less than the outstanding debt of the company, the Board of Directors will reduce the value of the Company’s debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned (see Note 7).

Investment Classification

As required by the 1940 Act, the Company classifies its investments by the level of control it has over the underlying portfolio companies. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested, if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. The Company is deemed to be an Affiliated Company of a company in which it has invested, if it owns 5% or more and less than 25% of the voting securities of such company.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities. Loan origination fees collected upon the funding of a loan are deferred and accreted into interest income over the life of the loan using the effective interest method. Dividend income is recognized on the ex-dividend date. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. The Company will place a loan on nonaccrual status if the loan has been impaired as determined by the portfolio company valuation. For loans with payment-in-kind (“PIK”) interest features, the Company bases income accruals on the valuation of the PIK notes received from the borrower. If the portfolio company valuation indicates a value of the PIK notes that is not sufficient to cover the contractual interest, the Company will not accrue interest income on the notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Fee Income Recognition

Fees primarily include financial advisory, transaction structuring, financing and prepayment premiums. Financial advisory fees represent amounts received for providing advice and analysis to middle market companies and are recognized as earned based on services provided. Transaction structuring and financing fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment premiums are recognized as they are received.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the Board of Directors’ valuation of the investments and the cost basis of the investments.

Derivative Financial Instruments

The Company may or may not use derivative financial instruments to reduce interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for trading purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized depreciation of investments during the reporting period.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Company operates to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income. The Company’s consolidated operating subsidiary, ACFS, is subject to Federal income tax.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are carried at cost and depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years.

Management Fees

The Company is self-managed and therefore does not incur management fees payable to third parties.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Deferred Charges

Financing costs related to long-term debt are deferred and amortized over the life of the debt using the effective interest method.

Stock-Based Compensation

The Company applies the intrinsic method of accounting by applying APB No. 25, “Accounting for Stock Issued to Employees” (APB 25), and related interpretations in accounting for its stock-based compensation plan. In accordance with SFAS No. 123, “Accounting for Stock-Based Compensation” (SFAS 123), the Company elected to continue to apply the provisions of APB 25 and provide pro forma disclosure of the Company’s consolidated net operating income and net increase (decrease) in shareholders’ equity resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123.

Reclassifications

Certain previously reported amounts have been reclassified to conform to the current financial statement presentation.

Concentration of Credit Risk

The Company places its cash and cash equivalents with major financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company’s interest rate swap agreements are with two large commercial financial institutions with debt ratings of A1.

Cumulative Effect of Change in Accounting Principle

In 2001, the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”) was revised and its changes were effective for the Company’s 2001 annual financial statements. Under the provisions of the Guide, premiums and discounts on debt securities, including loan origination fees, are required to be amortized or accreted over the life of the investment using the effective interest method. Pursuant to the prior Guide, the Company’s previous policy was to recognize loan origination fees when they were collected.

In adopting this new requirement, the Company calculated the cumulative effect of the change in accounting for origination fees for all loans originated through December 31, 2000, and recorded a $6,165 increase in the value of debt investments and a $6,165 increase in the corresponding debt discount for the fiscal year ended December 31, 2001. In addition, the Company recorded an increase of $6,165 in net unrealized appreciation and a $6,165 decrease in distributions in excess of net realized earnings for the fiscal year ended December 31, 2001. The net impact of these changes resulted in the Company’s net asset value remaining unchanged as specified in the guidance. For the year ended December 31, 2001, the Company has recorded $1,840 of origination fees as discounts and accreted $941 of discounts into interest income using the effective interest method. The impact of this change was a decrease in 2001 net operating income of $899, an increase in unrealized depreciation of $1,334, and an increase in net realized gains of $517. Upon early repayment of loans, collections of unamortized discounts are recognized as realized gains.

Recent Accounting Pronouncements

In November 2002, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 45 “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Indebtedness of Others.” FASB Interpretation No. 45 elaborates on the disclosures to be made by guarantors in its financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The disclosure requirements for FASB Interpretation No. 45 are reflected in the Company’s consolidated financial statements for the fiscal year ended December 31, 2002. The initial recognition and initial measurement provisions of FASB Interpretation No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002.

In January 2003, the FASB issued FASB Interpretation No. 46 “Consolidation of Variable Interest Entities.” FASB Interpretation No. 46 provides new guidance on the consolidation of certain entities defined as variable interest entities. However, the Company does not believe FASB Interpretation No. 46 will have a material impact on its financial statements because FASB Interpretation No. 46 specifies that any enterprise subject to SEC Regulation S-X Rule 6-03(c)(1) shall not consolidate any entity that is not also subject to that same rule.

In January 2003, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation-Transition and Disclosure.” SFAS No. 148 requires expanded disclosure regarding stock-based compensation in the Company’s annual and interim financial statements and also provides implementation guidance for an entity electing to adopt fair value accounting for stock-based compensation. The new disclosure requirements are required for fiscal years ending after December 15, 2002. The disclosure requirements for SFAS No. 148 are reflected in the Company’s consolidated financial statements for the fiscal year ended December 31, 2002.

Note 3.    Investments

Investments consist of securities issued by publicly- and privately-held companies, which have been valued at $1,248,459 as of December 31, 2002. These securities consist of senior debt, subordinated debt with equity warrants, preferred stock and common stock. The debt securities have effective interest rates ranging from 4.75% to 34.25% and are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. The Company’s investments in equity warrants, common stock, and certain investments in preferred stock do not produce current income. At December 31, 2002, 15 loans with six portfolio companies with a principal balance of $54,501 were greater than 90 days past due. At December 31, 2002, eleven of the Company’s loans with eight portfolio companies with a total principal balance of $73,155 are on non-accrual status.

The ownership percentages for equity instruments included on the accompanying consolidated schedule of investments reflect the diluted ownership percentages. In cases where the Company is either entitled to receive conditional common stock warrants or required to return common stock warrants if certain performance thresholds are met, the ownership percentages for equity instruments included on the accompanying consolidated schedule of investments reflect the ownership percentages based upon the thresholds met, if any, at the balance sheet date.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Summaries of the composition of the Company’s portfolio of publicly and non-publicly traded securities as of December 31, 2002 and 2001 at cost and fair value are shown in the following table:

	December 31, 2002	December 31, 2001
COST
Senior debt	21.2%	18.3%
Subordinated debt	53.6%	57.7%
Subordinated debt with non-detachable warrants	2.3%	4.5%
Preferred stock	10.4%	4.9%
Common stock warrants	9.2%	12.0%
Common stock	3.3%	2.6%

	December 31, 2002	December 31, 2001
FAIR VALUE
Senior debt	22.2%	18.7%
Subordinated debt	52.6%	58.7%
Subordinated debt with non-detachable warrants	2.4%	4.6%
Preferred stock	6.2%	2.9%
Common stock warrants	14.0%	12.8%
Common stock	2.6%	2.3%

The following table shows the portfolio composition by industry grouping at cost and at fair value:

	December 31, 2002	December 31, 2001
COST
Industrial Products	35.4%	33.4%
Consumer Products	22.8%	23.6%
Service	6.0%	8.9%
Chemical Products	5.6%	6.0%
Aerospace	4.7%	7.2%
Transportation	4.2%	3.5%
Construction	3.8%	2.9%
Information Technology	3.5%	3.5%
Healthcare	3.5%	3.1%
Food Products	3.5%	2.2%
Wholesale	3.3%	2.7%
Retail	2.9%	2.0%
Financial Services	0.4%	0.5%
Telecommunications	0.2%	0.3%
Media	0.2%	0.2%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

	December 31, 2002	December 31, 2001
FAIR VALUE
Industrial Products	32.6%	32.9%
Consumer Products	23.0%	23.9%
Service	9.1%	8.8%
Chemical Products	5.9%	6.1%
Aerospace	4.8%	7.8%
Information Technology	4.4%	4.0%
Transportation	3.8%	3.5%
Wholesale	3.4%	2.8%
Food Products	3.4%	1.5%
Construction	3.3%	2.9%
Retail	2.9%	1.8%
Healthcare	2.8%	2.8%
Financial Services	0.3%	0.5%
Media	0.2%	0.2%
Telecommunications	0.1%	0.5%

The following table shows the portfolio composition by geographic location at cost and at fair value. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31, 2002	December 31, 2001
COST
Mid-Atlantic	25.3%	30.6%
Southwest	23.0%	15.4%
Southeast	17.6%	12.7%
North-Central	14.3%	16.9%
South-Central	9.8%	11.7%
Northeast	5.8%	9.3%
Foreign	4.2%	3.4%

	December 31, 2002	December 31, 2001
FAIR VALUE
Mid-Atlantic	27.5%	31.6%
Southwest	22.9%	15.7%
Southeast	17.9%	12.6%
North-Central	14.0%	16.8%
South-Central	9.5%	11.7%
Northeast	5.4%	8.8%
Foreign	2.8%	2.8%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Note 4.    Commitments and Obligations

Borrowings

The Company’s debt obligations consisted of the following as of December 31, 2002 and 2001:

DEBT	December 31, 2002	December 31, 2001
Revolving debt-funding facility	$255,793	$147,646
ACAS Business Loan Trust 2000-1 asset securitization	92,767	103,495
ACAS Business Loan Trust 2002-1 asset securitization	117,259	—
ACAS Business Loan Trust 2002-2 asset securitization	154,145	—

Total	$619,964	$251,141

The Company, through ACS Funding Trust I (“Trust I”), an affiliated statutory trust, has a revolving debt-funding facility. On December 30, 2002, the Company received a temporary increase in the aggregate commitment of the revolving debt-funding facility from $225,000 to $275,000. On February 1, 2003, the commitment reverted back to $225,000. The facility expires during April 2003. As of December 31, 2002, this facility was collateralized by Company loans with a principal balance of $467,012. The full amount of principal will be amortized over a 24-month period at the end of the term and interest is payable monthly. Interest on borrowings under this facility is charged at one month LIBOR (1.38% at December 31, 2002) plus 125 basis points. The facility contains covenants that, among other things, require the Company to maintain a minimum net worth and restrict the loans securing the facility to certain dollar amounts, concentrations in certain geographic regions and industries, certain loan grade classifications, certain security interests, and interest payment terms. As of December 31, 2002, the Company was in compliance with its covenants. During the years ended December 31, 2002 and 2001, the Company had weighted average outstanding borrowings under this facility of $155,400 and $66,600, respectively.

On December 20, 2000, the Company completed a $115,400 asset securitization. In conjunction with the transaction, the Company established ACAS Business Loan Trust 2000-1 (“Trust II”), an affiliated statutory trust, and contributed to Trust II $153,700 in loans. Subject to certain conditions precedent, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust II was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by an affiliate of Trust II. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. As of December 31, 2000, Trust II had issued all $69,200 of Class A notes, and $18,000 of Class B notes; in January 2001, Trust II issued the remaining $28,200 of the Class B notes. The notes are secured by loans from the Company’s portfolio companies with a principal balance of $131,233 as of December 31, 2002. The Class A notes mature on March 20, 2006, and the Class B notes mature on August 20, 2007. Early repayments are first applied to the Class A notes, and then to the Class B notes. During the years ended December 31, 2002 and 2001, the weighted average outstanding balance of the Class A and B notes was $98,000 and $109,000, respectively.

On March 15, 2002, the Company completed a $147,300 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-1 (“Trust III”), an affiliated statutory trust, and contributed to Trust III $196,300 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust III was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by an affiliate of Trust III. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 150 basis

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

points. As of December 31, 2002, the Company had issued all of the Class A and Class B notes. The notes are secured by loans from the Company’s portfolio companies with a principal balance of $166,359 as of December 31, 2002. The Class A notes mature on November 20, 2005 and the Class B notes mature on March 20, 2007. Early repayments are first applied to the Class A notes, and then to the Class B notes. During the year ended December 31, 2002, the weighted average outstanding balance of the Class A and B notes was $105,000.

On August 8, 2002, the Company completed a $157,900 asset securitization. In connection with the transaction, the Company established ACAS Business Loan Trust 2002-2 (“Trust IV”), an affiliated statutory trust, and contributed to Trust IV $210,500 in loans. Subject to continuing compliance with certain conditions, the Company will remain servicer of the loans. Simultaneously with the initial contribution, Trust IV was authorized to issue $105,300 Class A notes and $52,600 Class B notes to institutional investors and $52,600 of Class C notes were retained by an affiliate of Trust IV. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 160 basis points. As of December 31, 2002, the Company had issued all of the Class A and Class B notes. The notes are secured by loans from the Company’s portfolio companies with a principal balance of $207,192 as of December 31, 2002. The Class A notes mature on July 20, 2006 and the Class B notes mature on January 20, 2008. Early repayments are first applied to the Class A notes, and then to the Class B notes. During the year ended December 31, 2002, the weighted average outstanding balance of the Class A and B notes was $58,400.

The transfer of the assets to the three trusts and the related sale of notes by trusts have been treated as a secured borrowing financing arrangement by the Company under SFAS No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” As required by the terms of the trusts, the Company has entered into interest rate swaps to match the interest rate basis of the assets in the trusts with the interest rate basis of the corresponding debt (see Note 8).

The weighted average interest rates on all of the Company’s borrowings, including amortization of deferred finance costs, for the years ended December 31, 2002, 2001, and 2000 were 3.43%, 5.88%, and 9.93% respectively.

For the above borrowings, the fair value of the borrowings approximates cost.

The expected maturity of the Company’s debt obligations, excluding debt discounts of $422, as of December 31, 2002 were as follows:

2003	$296,646
2004	43,824
2005	46,493
2006	103,436
2007	109,280
Thereafter	20,707

Total	$620,386

Commitments

The Company has non-cancelable operating leases for office space and office equipment. The leases expire over the next eight years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2002, 2001 and 2000 was approximately $1,695, $1,507 and $797, respectively.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Future minimum lease payments under non-cancelable operating leases at December 31, 2002 were as follows:

2003	$1,647
2004	1,631
2005	1,622
2006	1,615
2007	1,663
Thereafter	4,184

Total	$12,362

At December 31, 2002, the Company had commitments under loan agreements to fund up to $31,510 to ten portfolio companies. These commitments are composed of working capital credit facilities and acquisition credit facilities. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in the Company’s portfolio.

As of December 31, 2002, the Company had debt guarantees that total $11,185 for two portfolio companies that expire through April 2003 of which $6,185 for one portfolio company expired on February 7, 2003. As of December 31, 2002 the Company also had performance guarantees that total $13,100 for two portfolio companies that will expire upon the performance of the portfolio company. The Company generally entered into the performance guarantees to ensure a portfolio company’s specific performance under a service contract as required by the respective portfolio company’s customer. The Company would be required to perform under the guarantee if the related portfolio company were unable to meet specific requirements under the related contract. Fundings under the guarantees by the Company would constitute a subordinated debt liability of the portfolio company.

Note 5.    Stock Option Plan

The Company’s shareholders approved the 1997 Employee Stock Option Plan, the 2000 Employee Stock Option Plan and the 2002 Employee Stock Option Plan (collectively, the “Employee Plans”), which provided for the granting of options to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant to employees of the Company. As of December 31, 2002, there are 268 shares available to be granted under the Employee Plans.

On November 6, 1997, the Board of Directors authorized the establishment of a stock option plan for the non-employee directors (the “1997 Director Plan”). Shareholders at the annual meeting held on May 14, 1998 approved the 1997 Director Plan. The Company received approval of the 1997 Plan from the Securities and Exchange Commission (the “SEC”) on May 14, 1999. At December 31, 2002, there are 40 shares available for grant under the 1997 Director Plan. Shareholders at the annual meeting held on May 3, 2000 approved an additional stock option plan for the non-employee directors (the “2000 Director Plan”, and collectively with the 1997 Director Plan, the “Director Plans”), which provided for the granting of options to purchase an additional 150 shares of common stock. The Company has not yet received approval of the 2000 Director Plan from the SEC.

Options granted under the Employee Plans may be either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options; options granted under the Director Plans are nonstatutory stock options. Only employees of the Company and its subsidiaries are eligible to receive incentive stock options

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

under the Employee Plans. Options under both the Employee Plans and the Director Plans generally vest over a three-year period. Incentive stock options must have a per share exercise price of no less than the fair market value on the date of the grant. Nonstatutory stock options granted under the Employee Plans and the Director Plans must have a per share exercise price of no less than the fair market value on the date of the grant. Options granted under both plans may be exercised for a period of no more than ten years from the date of grant. An employee may exercise unvested stock options, however the employee would be restricted from selling the shares of common stock, and the Company would retain a security interest in the shares of common stock through the vesting date.

A summary of the status of the Company’s stock option plans as of and for the years ended December 31, 2002, 2001 and 2000 is as follows:

	Year Ended December 31, 2002		Year Ended December 31, 2001		Year Ended December 31, 2000
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	2,640	$25.52	1,504	$21.97	354	$17.60
Granted	2,449	$26.86	2,335	$26.42	1,529	$22.81
Exercised	(484)	$29.60	(1,045)	$22.84	(290)	$21.53
Canceled	(490)	$24.76	(154)	$22.62	(89)	$20.47

Options outstanding, end of year	4,115	$26.49	2,640	$25.52	1,504	$21.97

Options exercisable at year end	4,094	$26.50	2,616	$25.55	1,464	$21.98

The following table summarizes information about stock options outstanding at December 31, 2002:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding at December 31, 2002	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2002	Weighted Average Exercise Price
$17.86 to $20.99	358	9	$19.45	358	$19.45
$21.00 to $22.99	640	9	$22.62	629	$22.63
$23.00 to $25.99	289	8	$25.01	289	$25.01
$26.00 to $28.99	1,670	9	$27.32	1,660	$27.32
$29.00 to $32.07	1,158	9	$29.89	1,158	$29.89

	4,115	9	$26.49	4,094	$26.50

During 2002, 2001 and 2000, the Company issued 357, 1,045 and 290 shares, respectively, of common stock to employees of the Company, pursuant to option exercises, in exchange for notes receivable totaling $9,168, $23,423 and $6,702, respectively. These transactions were executed pursuant to the Employee Plans, which allow the Company to lend to its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased and are otherwise full recourse loans. Certain of the loans are also secured by pledges of life insurance policies. Interest is charged and paid on such loans at a market rate of interest (See Note 12).

The Company applies APB No. 25, “Accounting for Stock Issued to Employees” (APB 25), and related interpretations in accounting for its stock-based compensation plan. In accordance with SFAS 123, “Accounting for Stock-Based Compensation” (SFAS 123), the Company elected to continue to apply the provisions of APB

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

25 and provide pro forma disclosure of the Company’s consolidated net operating income and net increase (decrease) in shareholders’ equity resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123.

The following table summarizes the pro forma effect of stock options on consolidated net operating income and the increase (decrease) in shareholders’ equity resulting from operations:

	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net operating income
As reported	$102,549	$71,625	$44,670
Stock-based employee compensation, net of tax	(5,842)	(4,772)	(3,243)

Pro forma	$96,707	$66,853	$41,427

Net operating income per common share
Basic as reported	$2.60	$2.27	$2.00

Basic pro forma	$2.45	$2.12	$1.86

Diluted as reported	$2.57	$2.24	$1.96

Diluted pro forma	$2.42	$2.09	$1.82

Net increase (decrease) in shareholders’ equity resulting from operations
As reported	$20,061	$18,605	$(4,373)
Stock-based employee compensation, net of tax	(5,842)	(4,772)	(3,243)

Pro forma	$14,219	$13,833	$(7,616)

Net increase (decrease) in shareholders’ equity resulting from operations per common share
Basic as reported	$0.51	$0.59	$(0.20)

Basic pro forma	$0.36	$0.44	$(0.34)

Diluted as reported	$0.50	$0.58	$(0.20)

Diluted pro forma	$0.36	$0.43	$(0.34)

The effects of applying SFAS 123 for pro forma disclosures are not likely to be representative of the effects on reported consolidated net operating income and net increase (decrease) in shareholders’ equity resulting from operations for future years.

For options granted during the year ended December 31, 2002, the Company estimated a fair value per option on the date of grant of $2.36 using a Black- Scholes option pricing model and the following assumptions: dividend yield 13.3%, risk-free interest rate 3.8%, expected volatility factor .41, and expected lives of the options of 5 years.

For options granted during the year ended December 31, 2001, the Company estimated a fair value per option on the date of grant of $5.07 using a Black- Scholes option pricing model and the following assumptions: dividend yield 8.1%, risk-free interest rate 4.3%, expected volatility factor .41, and expected lives of the options of 5 years.

For options granted during the year ended December 31, 2000, the Company estimated a fair value per option on the date of grant of $4.72 using a Black- Scholes option pricing model and the following assumptions: dividend yield 8.6%, risk-free interest rate 5.0%, expected volatility factor .43, and expected lives of the options of 5 years.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Note 6.    Capital Stock

In January 2003, the Company sold 4,715 shares of common stock in a follow-on equity offering. The net proceeds of the offering of approximately $102,033 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

In July and November 2002, the Company sold 2,900 and 2,990 shares of common stock, respectively, in two follow-on equity offerings. The net proceeds of the offerings of approximately $124,267 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

In June, September, and December 2001, the Company sold 5,175, 1,800, and 1,955 shares of common stock, respectively, in three follow-on equity offerings. The net proceeds of the offerings of approximately $226,333 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

In May and November 2000, the Company sold 6,325 and 3,105 shares of common stock, respectively, in two follow-on equity offerings. The net proceeds of the offerings of approximately $185,318 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

The Company declared dividends of $103,703, $74,557 and $50,630, or $2.57, $2.30 and $2.17 per share for the years ended December 31, 2002, 2001 and 2000, respectively. For income tax purposes, the Company’s distributions to shareholders were composed of ordinary income for each of the years ended December 31, 2002, 2001 and 2000, respectively.

On August 29, 1997, the Company completed its IPO and sold 10,382 shares of its common stock at a price of $15.00 per share. Pursuant to the terms of the Company’s agreement with the underwriter of the offering, the Company issued 443 common stock warrants (“Warrants”) to the underwriter. The Warrants had a term of five years from the date of issuance and were exercisable at a price of $15.00 per share. During 2002 and 2001, the underwriter exercised 15 and 15 of these warrants, respectively. The unexercised Warrants expired on August 29, 2002.

Note 7.    Realized (Loss) Gain on Investments

In September 2002, the Company exited its investment in Goldman Industrial Group (“Goldman”) as a result of the sale of certain of Goldman’s assets under Section 363 of the Bankruptcy Code. Those assets were related to the sale of Bridgeport Machines, Ltd (“BML”) and the intellectual property, brand name, and other intangible assets of Bridgeport Machines, Inc. (“Certain Assets of BMI” and collectively with “BML”, the “Bridgeport Assets”). In 2000, the Company made a $30,000 investment consisting of subordinated debt with common stock warrants in Goldman. The Company had recorded an unrealized loss of $3,937 in 2001 and an unrealized loss of $21,246 in 2002 for a cumulative unrealized loss of $25,183 through the second quarter of 2002 to adjust the Company’s carrying value to fair value. The Company recognized a net realized loss of $25,578 in 2002 on its investments in $25,000 of the subordinated debt and common stock warrants and recorded an unrealized gain of $3,937 to reverse the previously recorded prior year unrealized loss. Goldman’s Bridgeport Assets were purchased by BPT Holdings, Inc. (“BPT”), which was capitalized with $18,000 from the Company in the form of senior debt, preferred stock and common stock and the assumption of the $30,000 subordinated debt from Goldman. Of that $30,000 investment, $5,000 of the Company’s investment in Goldman was directly in BML, which was not a party to the Goldman bankruptcy. This investment continues to be recorded at a value of $5,000. The $25,000 balance of the Goldman investment was exchanged for securities in BPT that were deemed to not have any value and were therefore treated as a realized loss.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

During 2002, the Company exited its investment in Decorative Surfaces International, Inc. (“DSI”) through a sale of DSI’s assets under Section 363 of the Bankruptcy Code. The Company recognized a net realized loss of $1,353 in 2002 on its investments in the subordinated debt, preferred stock, and common stock of DSI, which had a cumulative cost basis of $23,466, and recorded an unrealized gain of $5,352 to reverse the previously recorded prior year unrealized loss. The DSI assets were purchased by American Decorative Surfaces International, Inc. (“ADSI”), which was capitalized by the Company through ADSI’s assumption of $24,502 of the Company’s subordinated debt investment in DSI at par and by a $13,700 cash investment by the Company in the preferred stock of ADSI.

During 2002, the Company exited its investment in Middleby Corporation through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company received $28,216 in total proceeds from the sale and recognized a net realized gain of $2,444. The realized gain was comprised of $2,278 of unamortized OID on the subordinated debt and $166 of gain on the common stock warrants.

During 2002, the Company exited its investment in IGI, Inc. through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company received $8,323 in total proceeds from the sale and recognized a net realized gain of $1,300. The realized gain was comprised of $1,705 of unamortized OID on the subordinated debt, net of a $405 loss on the common stock warrants.

During 2002, the Company exited its senior debt and common stock warrant investments in Biddeford Textile Corp (“BTC”) in connection with a conveyance of BTC’s assets under a plan of reorganization under Chapter 11 of the Bankruptcy Code. The Company recognized a net realized loss of $1,100 in 2002 on its senior debt and common stock warrants investment, which had a cost basis of $3,632, and recorded an unrealized gain of $1,100 to reverse the previously recorded prior year unrealized loss. The assets securing the corporation’s BTC debt were conveyed to Biddeford Real Estate Holdings, Inc. (“BREH”), which was capitalized by the Company with senior debt and equity investments.

During 2002, the Company exited its investment in Crosman Corporation through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company received $4,854 in total proceeds from the sale and recognized a net realized gain of $363. The realized gain was comprised of $265 of unamortized OID on the subordinated debt and $98 of gain on the common stock warrants.

During 2002, the Company exited its investment in JAAGIR, LLC through a sale of its common stock warrants and the prepayment of its subordinated debt. The Company received $3,398 in total proceeds from the sale and recognized a net realized gain of $79. The realized gain was comprised of $150 of unamortized OID on the subordinated debt, net of a $71 loss on the common stock warrants.

During 2002, the Company also recognized realized gains of $2,425, $673 and $55, respectively, from the realization of unamortized OID on the prepayment of debt by Weston ACAS Holdings, Inc., Omnova Solutions, Inc. and PaR Systems, Inc., respectively. The Company also recognized a realized loss of $37 on the cancellation of common stock warrants in Dixie Trucking Company, Inc. The Company also recognized a realized loss of $40 in 2002 on the sale of common stock of o2wireless Solutions, Inc. through a cashless exercise of the common stock warrants. During 2002, the Company also sold a portion of its shares of common stock in Gladstone Capital Corporation and recognized a realized gain of $29.

During August and December 2001, the Company exited its investment in Cornell Companies, Inc. (“Cornell”) through a sale of its common stock warrants and the prepayment of its subordinated debt. The

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Company received $31,669 in total proceeds from the sale and recognized a net realized gain of $2,140. The realized gain was comprised of $1,257 of unamortized OID on the subordinated debt and $883 of gain on the common stock warrants. In conjunction with the sale, the Company also recorded $751 of unrealized depreciation to reverse previously recorded unrealized appreciation.

During December 2001, the Company sold its investment in BIW Connector Systems, LLC (“BIW”). The Company’s investment in BIW included senior debt and senior subordinated debt with common stock warrants. The Company received $8,380 in total proceeds from the sale and recognized a net realized gain of $1,823. The realized gain was comprised of $418 of unamortized OID on the subordinated debt and $1,405 of gain on the common stock warrants. In conjunction with the sale, the Company also recorded $1,416 of unrealized depreciation to reverse previously recorded unrealized appreciation.

During April 2001, the Company converted its common stock investment in Mobile Tool, Inc., to subordinated debt by exercising its put rights. The Company realized a gain of $2,452 on this conversion. In conjunction with the sale, the Company also recorded $1,738 of unrealized depreciation to reverse previously recorded unrealized appreciation.

In addition, during 2001, the Company realized losses of $500 and $592 on the write-off of its common stock investments on the sale of Erie Forge & Steel, and on Biddeford Textile Corp, which filed for bankruptcy protection under Chapter 11. The Company also recorded unrealized appreciation of $500 and $592, respectively; to reverse previously recorded unrealized depreciation.

During January and September 2001, the Company sold its common stock warrants in The L.A. Studios, Inc. The Company received net proceeds of $950 from the sale and realized a gain of $24. The realized gain was comprised of $126 of unamortized OID, net of a $102 loss on the common stock warrants. In conjunction with the sale, the Company also recorded $24 of unrealized depreciation to reverse previously recorded unrealized appreciation.

During 2000, one of the Company’s portfolio companies, o2wireless, completed an initial public offering. In conjunction with the offering, o2wireless repaid the Company’s $13,000 subordinated note. In addition, the Company exercised and sold 180 of the 2,737 common stock warrants it owns. Because of these transactions, the Company realized a gain of $4,303 which was comprised of $2,475 of unamortized OID and $1,828 of gain on the sale of the exercised warrants.

Note 8.    Interest Rate Risk Management

The Company has entered into interest rate swap agreements with two large commercial banks as part of its strategy to manage interest rate risks and to fulfill its obligation under the terms of its revolving debt funding facility and asset securitizations. The Company uses interest rate swap agreements for hedging and risk management only and not for speculative purposes. Pursuant to these swap agreements, the Company pays either a variable rate equal to the prime lending rate (4.25% and 4.75% at December 31, 2002 and 2001, respectively) and receives a floating rate of the one-month LIBOR (1.38% and 1.88% at December 31, 2002 and 2001, respectively), or pays a fixed rate and receives a floating rate of the one-month LIBOR. At December 31, 2002 and 2001, the swaps had a remaining weighted average maturity of approximately 5.8 and 4.6 years, respectively. At December 31, 2002 and 2001, the fair value of the interest rate swap agreements represented a liability of

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

$32,255 and $5,533, respectively, which are included in investments in the accompanying consolidated balance sheets. The following table presents the notional principal amounts of interest rate swaps by class:

Type of Interest Rate Swap	Number of Contracts	Notional Value at December 31, 2002	Number of Contracts	Notional Value at December 31, 2001
Pay fixed, receive LIBOR floating	19	$441,430	9	$102,919
Pay prime floating, receive LIBOR floating	11	213,999	8	161,246

Total	30	$655,429	17	$264,165

Note 9.    Income Taxes

The Company operates to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income.

The Company’s consolidated operating subsidiary, ACFS, is subject to federal income tax. At December 31, 2002 and 2001, ACFS had a deferred tax asset of $4,120 and $3,938, respectively, that has been fully reserved, and is comprised primarily of net operating loss carry forwards. For the year ended December 31, 2002, ACFS operated at a profit for which the Company used a fully reserved net operating loss carry forward and therefore recorded no income tax provision. ACFS operated at a loss during the years ended December 31, 2001 and 2000. An income tax benefit of $2,000 related to ACFS was recorded during the year ended December 31, 2000. As of December 31, 2002, ACFS has a net operating loss carry forward of $9,836 that expires through 2021.

The aggregate gross unrealized appreciation of the Company’s investments over cost for Federal income tax purposes was $92,778 and $23,199 as of December 31, 2002 and 2001, respectively. The aggregate gross unrealized depreciation of the Company’s investments under cost for Federal income tax purposes was $147,051 and $42,131 at December 31, 2002 and 2001, respectively. The net unrealized depreciation over cost was $54,273 and $18,932 at December 31, 2002 and December 31, 2001, respectively. The aggregate cost of securities for Federal income tax purposes was $1,338,180 and $882,731 as of December 31, 2002 and 2001, respectively. As of December 31, 2002, the Company had net capital loss carryforwards of $15,683.

The Company obtained a ruling in April 1998 from the IRS which the Company had requested to clarify the tax consequences of the conversion from taxation under subchapter C to subchapter M in order for the Company to avoid incurring a tax liability associated with the unrealized appreciation of assets whose fair market value exceeded their basis immediately prior to conversion. Under the terms of the ruling, the Company elected to be subject to rules similar to the rules of Section 1374 of the Internal Revenue Code with respect to any unrealized gain inherent in its assets, upon its conversion to RIC status (built-in gain). Generally, this treatment allows deferring recognition of the built-in gain. If the Company were to divest itself of any assets in which it had built-in gains before the end of a ten-year recognition period, the Company would then be subject to tax on its built-in gain.

During 2002, 2001 and 2000, the Company paid Federal income taxes of $0, $0, $759 and, respectively, on retained realized gains recorded during the tax years ended September 30, 2002, 2001 and 2000. The payments were treated as deemed distributions because taxes were paid on behalf of the shareholders. As a result, the Company did not record income tax expense.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Note 10.    Employee Stock Ownership Plan

The Company maintains an Employee Stock Ownership Plan (“ESOP”), in which all employees of the Company participate and which is fully funded on a pro rata basis by the Company. Contributions are made at the Company’s discretion up to the lesser of $30 or 25% of annual compensation expense for each employee. Employees are not fully vested until completing five years of service. For the years ended December 31, 2002, 2001, and 2000, the Company contributed $286, $187, and $179 to the ESOP, respectively, or 3% of total eligible employee compensation.

The Company sponsors an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets that are deposited into the ESOP.

Note 11.    Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2002, 2001, and 2000:

	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Numerator for basic and diluted net operating income per share	$102,549	$71,625	$44,670

Numerator for basic and diluted earnings (loss) per share	$20,061	$18,605	$(4,373)

Denominator for basic weighted average shares	39,418	31,487	22,323
Employee stock options	69	217	80
Contingently issuable shares*	393	282	328
Warrants	—	15	17

Dilutive potential shares	462	514	425

Denominator for diluted weighted average shares	39,880	32,001	22,748

Basic net operating income per common share	$2.60	$2.27	$2.00
Diluted net operating income per common share	$2.57	$2.24	$1.96
Basic earnings (loss) per common share**	$0.51	$0.59	$(0.20)
Diluted earnings (loss) per common share**	$0.50	$0.58	$(0.20)

*	Contingently issuable shares are unvested shares outstanding that secure employee stock option loans.
**	Per Statement of Financial Accounting Standard No. 128, the computation of diluted loss per common share excludes the impact of all contingently issuable shares, warrants and stock options that are antidilutive due to the Company reporting a loss.

Note 12.    Related Party Transactions

The Company has provided loans to employees for the exercise of options under the Employee Plans. The loans require the current payment of interest at a market rate, have varying terms not exceeding nine years and have been recorded as a reduction of shareholders’ equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. Interest is charged and paid on such loans at a market rate of interest. If the value of the common stock drops to less than the loan balance, the loan maturity will be

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

accelerated and the collateral foreclosed upon. The employee may avoid acceleration and foreclosure by delivering additional collateral to the Company.

During the year ended December 31, 2002, the Company issued $9,168 in loans to 16 employees for the exercise of options and $467 for related taxes. During the year ended December 31, 2001, the Company issued $23,423 in loans to 33 employees for the exercise of options and $728 for related taxes. During the year ended December 31, 2000, the Company issued $6,702 in loans to 21 employees for the exercise of options and $77 for related taxes. The Company recognized interest income from these loans of $1,174, $1,331 and $1,340 during the years ended December 31, 2002, 2001 and 2000, respectively.

During 2002, the Company accelerated the maturity of 27 loans to employees totaling $23,379 and foreclosed upon 981 shares of the Company’s common stock and $736 of cash collateral securing these loans as a result of under-collateralization caused by the decrease in the value of the Company’s stock price. These shares are included in treasury stock and are not included in outstanding shares of common stock.

In connection with the issuance of the notes in 1999, the Company entered into agreements to purchase split dollar life insurance for three executive officers. The aggregate cost of the split dollar life insurance of $2,811 is being amortized over a ten-year period as long as each executive officer either continues employment or is bound by a non-compete agreement upon termination. During the period the loans are outstanding, the Company has a collateral interest in the cash value and death benefit of these policies as additional security for the loans. Additionally, as long as the policy premium is not fully amortized, the Company has a collateral interest in such items generally equal to the unamortized cost of the policies. In the event of an individual’s termination of employment with the Company before the end of such ten-year period, or, his election not to be bound by non-compete agreements, such individual must reimburse the company the unamortized cost of his policy. As of December 31, 2002, two of the executive officers have left the Company, but are bound by non-compete agreements. The loans for these two former executive officers were repaid. For the years ended December 31, 2002 and 2001 and 2000, the Company recorded $281, $284 and $282 of amortization expense on the insurance policies, respectively.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Note 13.    Segment Data

The Company’s reportable segments are its investing operations as a business development company (“ACAS”) and the financial advisory operations of its wholly owned subsidiary, ACFS. The Company’s accounting policies for segments are the same as those described in the “Summary of Significant Accounting Policies”.

The following table presents segment data for the year ended December 31, 2002:

	ACAS	ACFS	Consolidated
Interest and dividend income	$122,065	$3	$122,068
Fee income	1,971	22,983	24,954

Total operating income	124,036	22,986	147,022

Interest	14,321	—	14,321
Salaries and benefits	2,916	15,705	18,621
General and administrative	4,715	6,816	11,531

Total operating expenses	21,952	22,521	44,473

Net operating income	102,084	465	102,549
Net realized loss on investments	(20,741)	—	(20,741)
Net unrealized depreciation of investments	(61,747)	—	(61,747)

Net increase in shareholders’ equity resulting from operations	$19,596	$465	$20,061

Total assets	$1,310,181	$8,342	$1,318,523

The following table presents segment data for the year ended December 31, 2001:

	ACAS	ACFS	Consolidated
Interest and dividend income	$88,286	$—	$88,286
Fee income	1,395	14,556	15,951

Total operating income	89,681	14,556	104,237

Interest	10,343	—	10,343
Salaries and benefits	2,357	12,214	14,571
General and administrative	3,050	4,648	7,698

Total operating expenses	15,750	16,862	32,612

Net operating income (loss)	73,931	(2,306)	71,625
Net realized gain on investments	5,369	—	5,369
Net unrealized depreciation of investments	(58,389)	—	(58,389)

Net increase (decrease) in shareholders’ equity resulting from operations	$20,911	$(2,306)	$18,605

Total assets	$887,242	$16,942	$904,184

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

The following table presents segment data for the year ended December 31, 2000:

	ACAS	ACFS	Consolidated
Interest and dividend income	$58,733	$—	$58,733
Fee income	3,995	7,324	11,319

Total operating income	62,728	7,324	70,052

Interest	9,691	—	9,691
Salaries and benefits	2,179	9,080	11,259
General and administrative	2,414	4,018	6,432

Total operating expenses	14,284	13,098	27,382

Operating income (loss) before income taxes	48,444	(5,774)	42,670
Income tax benefit	—	2,000	2,000
Net operating income (loss)	48,444	(3,774)	44,670
Realized gain on investments	4,538	1	4,539
Net unrealized depreciation of investments	(53,582)	—	(53,582)

Net decrease in shareholders’ equity resulting from operations	$(600)	$(3,773)	$(4,373)

Total assets	$599,364	$14,635	$613,999

Note 14.    Other Assets

The Company’s other assets on the accompanying consolidated balance sheets consisted of the following as of December 31, 2002 and 2001:

	December 31, 2002	December 31, 2001
Restricted cash	$28,134	$5,770
Deferred financing costs, net	6,640	2,260
Accounts receivable	4,257	2,712
Property and equipment, net	3,476	2,820
Other	2,925	5,231

Total	$45,432	$18,793

The Company’s restricted cash consists primarily of escrows related to the Company’s debt agreements that are restricted for the payment of principal and interest of the Company’s long-term debt.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(In thousands, except per share data)

Note 15.    Selected Quarterly Data (Unaudited)

The following tables present the Company’s quarterly financial information for the fiscal years ended December 31, 2002 and 2001:

	Three Months Ended March 31, 2002	Three Months Ended June 30, 2002	Three Months Ended September 30, 2002	Three Months Ended December 31, 2002	Year Ended December 31, 2002
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$32,641	$34,178	$39,276	$40,927	$147,022
Net operating income (“NOI”)	23,251	24,648	26,698	27,952	102,549
Net increase (decrease) in shareholders’ equity resulting from operations	$3,617	$12,252	$(11,524)	$15,716	$20,061
NOI per common share, basic	$0.62	$0.65	$0.66	$0.67	$2.60
NOI per common share, diluted	$0.61	$0.64	$0.66	$0.67	$2.57
(Loss) earnings per common share, basic	$0.10	$0.32	$(0.29)	$0.38	$0.51
(Loss) earnings per common share, diluted	$0.09	$0.32	$(0.29)	$0.37	$0.50
Basic shares outstanding	37,477	37,802	40,269	41,890	39,418
Diluted shares outstanding	38,374	38,712	40,658	41,978	39,880

	Three Months Ended March 31, 2001	Three Months Ended June 30, 2001	Three Months Ended September 30, 2001	Three Months Ended December 31, 2001	Year Ended December 31, 2001
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$22,693	$25,876	$25,440	$30,228	$104,237
Net operating income	15,052	16,033	19,113	21,427	71,625
Net (decrease) increase in shareholders’ equity resulting from operations	$(9,902)	$11,251	$(1,632)	$18,888	$18,605
NOI per common share, basic	$0.54	$0.57	$0.56	$0.60	$2.27
NOI per common share, diluted	$0.53	$0.56	$0.55	$0.59	$2.24
(Loss) earnings per common share, basic	$(0.36)	$0.40	$(0.05)	$0.53	$0.59
(Loss) earnings per common share, diluted	$(0.36)	$0.39	$(0.05)	$0.52	$0.58
Basic shares outstanding	27,856	28,331	33,965	35,684	31,487
Diluted shares outstanding	28,278	28,883	34,524	36,254	32,001

Note 16.    Subsequent Event

On March 26, 2003, the Company completed a public offering of its common stock and will receive net proceeds of approximately $143,356 on or about March 31, 2003 in exchange for 6,670 shares of common stock, including the exercise of the underwriters’ over-allotment option. The net proceeds of the offering will be used to repay outstanding borrowings under the revolving debt funding facility.

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE III—INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2002

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness	Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2002	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2002(2)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2002	Value of Each Item as of December 31, 2002
Controlled Companies
Industrial Products
Senior debt	$55,403			$54,933
Subordinated debt	151,878			135,077
Redeemable preferred stock	36,919			26,440
Convertible preferred stock	75.7%			15,245
Common stock warrants(1)	42.3%			28,749
Common stock(1)	15.9%			8,797

		(1,330)	24,177	269,241

Consumer Products
Senior debt	30,162			30,162
Subordinated debt	52,253			47,149
Convertible preferred stock	94.9%			8,322
Common stock warrants(1)	27.0%			904
Common stock(1)	64.3%			7,611

		1,730	5,696	94,148

Service
Subordinated debt	30,605			30,605
Redeemable preferred stock	1,462			1,462
Common stock warrants(1)	25.2%			42,999
Common stock(1)	8.3%			7,142

		29	6,450	82,208

Chemical Products
Senior debt	17,747			17,747
Subordinated debt	32,229			32,284
Redeemable preferred stock	116			116
Common stock warrants(1)	46.5%			7,566
Common stock(1)	41.9%			1,254

		327	6,969	58,967

Transportation
Senior debt	4,547			4,547
Subordinated debt	31,989			29,816
Redeemable preferred stock	8,930			8,406
Common stock warrants(1)	78.9%			6,101

		(497)	4,253	48,870

Construction
Senior debt	9,587			9,587
Subordinated debt	30,356			27,194
Redeemable preferred stock	1,741			1,741
Common stock warrants(1)	26.7%			2,278
Common stock(1)	34.4%			1,526

		(8)	4,143	42,326

Aerospace
Senior debt	14,380			14,380
Subordinated debt	7,136			7,136
Common stock warrants(1)	40.5%			1,542
Common stock(1)	39.4%			1,500

		1,236	3,024	24,558

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE III—INVESTMENTS IN AND ADVANCES TO AFFILIATES (continued)

Fiscal Year Ended December 31, 2002

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness	Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2002	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2002(2)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2002	Value of Each Item as of December 31, 2002
Healthcare
Senior debt	12,336			14,186
Subordinated debt	15,322			7,893
Convertible preferred stock	54.3%			—
Common stock warrants(1)	17.4%			—

		—	920	22,079

Food Products
Senior debt	9,086			9,144
Subordinated debt	5,505			5,542
Redeemable preferred stock	4,302			—
Common stock warrants(1)	37.1%			—

		—	795	14,686

Wholesale
Senior debt	3,300			3,300
Subordinated debt	7,459			7,545
Convertible preferred stock	48.0%			1,722
Common stock warrants(1)	27.7%			991

		—	1,216	13,558

Other (less than 1%)
Convertible preferred stock(1)	85.0%	—	—	500

Dividends and interest for controlled companies not held at end of period	—	—	1,374	—

Total Controlled Companies		1,487	59,017	671,141

Affiliate Companies
Industrial Products
Senior debt	12,931			12,931
Subordinated debt	22,853			22,853
Redeemable preferred stock	2,250			2,250
Common stock warrants(1)	4.3%			57
Common stock(1)	17.6%			270

			360	38,361

Healthcare
Senior debt	11,693			11,693
Redeemable preferred stock	1,557			1,557
Common stock(1)	7.4%			472

			773	13,722

Service
Redeemable preferred stock	3,598			—
Common stock(1)	10.0%			—

			66	—

Dividends and interest for affiliate companies not held at end of period			436

Total Affiliate Companies			1,635	52,083

Total			$60,652	$723,224

(1)	Non-income producing
(2)	Pursuant to Regulation S-X, rule 6-03(c)(i), the Company does not consolidate its portfolio company investments. Accordingly, the amount of equity in net profit/(loss) for the fiscal year ended December 31, 2002 is properly not recorded in the Company’s financial statements.

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE III—INVESTMENTS IN AND ADVANCES TO AFFILIATES (continued)

Supplementary Schedule of Additions and Subtractions

Fiscal Year Ended December 31, 2002

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness	Value of Each Item as of December 31, 2001	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2002
Controlled Companies
Industrial Products
Senior debt	$47,136	$32,714	$(24,917)	$54,933
Subordinated debt	83,504	78,530	(26,957)	135,077
Redeemable preferred stock	6,546	26,481	(6,587)	26,440
Convertible preferred stock	4,697	28,512	(17,964)	15,245
Common stock warrants	17,493	16,857	(5,601)	28,749
Common stock	10,312	8,332	(9,847)	8,797

	169,688	191,426	(91,873)	269,241

Consumer Products
Senior debt	4,287	25,954	(79)	30,162
Subordinated debt	36,082	41,869	(30,802)	47,149
Redeemable preferred stock	347	1,413	(1,760)	—
Convertible preferred stock	—	29,473	(21,151)	8,322
Common stock warrants	3,082	182	(2,360)	904
Common stock	—	7,611	—	7,611

	43,798	106,502	(56,152)	94,148

Service
Subordinated debt	21,850	17,605	(8,850)	30,605
Redeemable preferred stock	1,158	304	—	1,462
Common stock warrants	5,246	37,753	—	42,999
Common stock	1,932	5,210	—	7,142

	30,186	60,872	(8,850)	82,208

Chemical Products
Senior debt	—	19,863	(2,116)	17,747
Subordinated debt	—	32,799	(515)	32,284
Redeemable preferred stock	—	116	—	116
Common stock warrants	—	7,566	—	7,566
Common stock	—	2,500	(1,246)	1,254

	—	62,844	(3,877)	58,967

Transportation
Senior debt	—	4,632	(85)	4,547
Subordinated debt	15,947	21,600	(7,731)	29,816
Redeemable preferred stock	2,984	5,946	(524)	8,406
Common stock warrants	5,825	4,498	(4,222)	6,101

	24,756	36,676	(12,562)	48,870

Construction
Senior debt	—	10,025	(438)	9,587
Subordinated debt	21,516	9,341	(3,663)	27,194
Redeemable preferred stock	—	1,741	—	1,741
Common stock warrants	3,068	2,278	(3,068)	2,278
Common stock	116	2,204	(794)	1,526

	24,700	25,589	(7,963)	42,326

Aerospace
Senior debt	15,064	—	(684)	14,380
Subordinated debt	6,990	146	—	7,136
Common stock warrants	1,542	—	—	1,542
Common stock	1,500	—	—	1,500

	25,096	146	(684)	24,558

AMERICAN CAPITAL STRATEGIES, LTD.

SCHEDULE III—INVESTMENTS IN AND ADVANCES TO AFFILIATES (continued)

Fiscal Year Ended December 31, 2002

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness	Value of Each Item as of December 31, 2001	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2002
Healthcare
Senior debt	—	14,186	—	14,186
Subordinated debt	14,573	892	(7,572)	7,893
Convertible preferred stock	1,856	—	(1,856)	—

	16,429	15,078	(9,428)	22,079

Food Products
Senior debt	8,749	395	—	9,144
Subordinated debt	3,672	1,893	(23)	5,542

	12,421	2,288	(23)	14,686

Wholesale
Senior debt	3.300	—	—	3,300
Subordinated debt	7,134	411	—	7,545
Convertible preferred stock	1,722	—	—	1,722
Common stock warrants	991	—	—	991

	13,147	411	—	13,558

Other (less than 1%)
Convertible preferred stock	700	—	(200)	500

Total Controlled Companies	360,921	501,832	(191,612)	671,141

Affiliate Companies
Industrial Products
Senior debt	—	13,000	(69)	12,931
Subordinated debt	—	22,957	(104)	22,853
Redeemable preferred stock	—	2,250	—	2,250
Common stock warrants	—	57	—	57
Common stock	—	270	—	270

	—	38,534	(173)	38,361

Healthcare
Senior debt	—	11,750	(57)	11,693
Subordinated debt	5,627	149	(5,776)	—
Redeemable preferred stock	—	1,557	—	1,557
Common stock warrants	1,725	—	(1,725)	—
Common stock	—	472	—	472

	7,352	13,928	(7,558)	13,722

Consumer Products
Senior debt	2,772	—	(2,772)	—
Common stock warrants	—	1,100	(1,100)	—

	2,772	1,100	(3,872)	—

Service
Redeemable preferred stock	1,117	67	(1,184)	—
Common stock	—	—	—	—

	1,117	67	(1,184)	—

Total Affiliate Companies	11,241	53,629	(12,787)	52,083

Total	$372,162	$555,461	($204,399)	$723,224

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEET

(In thousands)

March 31, 2003
(unaudited)
ASSETS
Cash and cash equivalents	$28,622
Investments at fair value (cost of $1,425,908)
Non-Control/Non-Affiliate investments	679,750
Control investments	603,178
Affiliate investments	53,579
Interest rate swaps	(32,729)

Total investments at fair value	1,303,778
Interest receivable	12,112
Other	49,348

Total assets	$1,393,860

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$174,508
Notes payable	312,811
Accrued dividends payable	—
Other	6,717

Total liabilities	494,036

Commitments and Contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—
Common stock, $.01 par value, 70,000 shares authorized, 55,841 issued, and 54,860 outstanding	549
Capital in excess of par value	1,057,447
Notes receivable from sale of common stock	(9,021)
Distributions in excess of net realized earnings	(23,321)
Net unrealized depreciation of investments	(125,830)

Total shareholders’ equity	899,824

Total liabilities and shareholders’ equity	$1,393,860

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS

3SI Security Systems, Inc.	Consumer Products—Banking Security Systems	Subordinated Debt Common Stock Warrants, 6.0% of Co.(1)	$12,671 565	$12,671 565

			13,236	13,236

A&M Cleaning Products, Inc.	Consumer Products—Household Cleaning Products	Subordinated Debt Common Stock Warrants, 26.2% of Co.(1) Redeemable Preferred Stock	5,299 2,442 1,859	5,357 5,115 1,859

			9,600	12,331

A.H. Harris & Sons, Inc.	Wholesale—Construction Material	Subordinated Debt	9,576	9,640
		Common Stock Warrants, 10.0% of Co.(1)	534	394

			10,110	10,034

Academy Events Services LLC	Consumer Products—Tent and Canvas	Senior Debt	17,473	17,473
		Subordinated Debt	6,866	6,866
		Common Stock Warrants, 4.5% of Co.(1)	636	636
		Common Stock, 2.8% of Co.(1)	—	—
		Redeemable Preferred Stock	500	500

			25,475	25,475

ACE Cash Express, Inc.(2)	Financial Services—Retail Financial Services Stores	Subordinated Debt	39,800	39,800

Aerus, LLC	Consumer Products—Vacuum Cleaners	Membership Interest, 2.5% of Co.(1)	246	228

Alemite Holdings, LLC	Industrial Products—Lubricating Equipment	Subordinated Debt	10,256	10,256
		Common Stock Warrants, 9.0% of Co.(1)	124	124

			10,380	10,380

Atlantech International	Industrial Products—Polymer-based Products	Subordinated Debt with Non- Detachable Warrants, 6.2% of Co.	19,792	18,898
		Redeemable Preferred Stock with Non-Detachable Common Stock, 1.1% of Co.	1,271	812

			21,063	19,710

Baran Group, Ltd(2)(3)	Telecommunications—Wireless Communications Network Services	Common Stock, 0.4% of Co.(1)	2,373	280

BLI Holdings Corp.	Consumer Products—Personal Care Items	Subordinated Debt	12,953	12,953

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

CPM Acquisition Corp.	Industrial Products—Process Machinery	Senior Debt	$7,164	$7,164
		Subordinated Debt	14,841	14,841
		Common Stock Warrants, 16.0% of Co.(1)	2,191	2,191

			24,196	24,196

Case Logic, Inc.	Consumer Products—Storage Products Designer & Marketer	Subordinated Debt with Non-Detachable Warrants, 8.4% of Co.	22,269	22,057
		Common Stock, 0.5% of Co.(1)	—	—
		Redeemable Preferred Stock	435	435

			22,704	22,492

Caswell-Massey Holdings Corp.	Retail—Toiletries	Senior Debt	398	398
		Subordinated Debt	1,965	1,978
		Common Stock Warrants, 24.0% of Co.(1)	552	—

			2,915	2,376

CST Industries, Inc.	Industrial Products—Bolted Steel Tanks	Subordinated Debt	8,136	8,136
		Common Stock Warrants, 13.0% of Co.(1)	1,090	3,823

			9,226	11,959

Cycle Gear, Inc.	Retail—Motor Cycle Accessories	Senior Debt	469	469
		Subordinated Debt	7,712	7,786
		Common Stock Warrants, 50.7% of Co.(1)	973	3,957
		Redeemable Preferred Stock	1,698	1,698

			10,852	13,910

DigitalNet, Inc.	Information Technology—Information Services	Subordinated Debt	11,053	11,053
		Common Stock Warrants, 3.1% of Co.(1)	3,378	3,378

			14,431	14,431

Erie County Plastics Corporation	Consumer Products—Molded Plastics	Subordinated Debt	9,528	9,563
		Common Stock Warrants, 14.8% of Co.(1)	1,170	1,027

			10,698	10,590

Hartstrings, Inc.	Retail—Children’s Apparel	Senior Debt	4,525	4,525
		Subordinated Debt	12,009	12,009
		Common Stock Warrants, 37.5% of Co.(1)	3,572	6,394

			20,106	22,928

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Kelly Aerospace, Inc.	Aerospace—General Aviation & Performance Automotive	Senior Debt	$5,724	$5,724
		Subordinated Debt	9,027	9,027
		Common Stock Warrants, 20.0% of Co.(1)	1,588	1,588

			16,339	16,339

Lion Brewery, Inc.	Consumer Products—Malt Beverages	Subordinated Debt	6,036	6,099
		Common Stock Warrants, 54.0% of Co.(1)	675	7,146

			6,711	13,245

Marcal Paper Mills, Inc.	Consumer Products—Towel, Tissue & Napkin Products	Senior Debt	16,561	16,561
		Subordinated Debt	19,079	19,079
		Common Stock Warrants, 20.0% of Co.(1)	5,001	8,759

			40,641	44,399

MATCOM International Corp.	Information Technology—Information and Engineering Services for Federal Government Agencies	Senior Debt	8,584	8,584
		Subordinated Debt	5,327	5,327
		Common Stock Warrants, 5.7% of Co.(1)	805	805

			14,716	14,716

Mobile Tool International, Inc.	Industrial Products—Aerial Lift Equipment	Subordinated Debt	2,698	—

Network for Medical Communication & Research, LLC	Service—Provider of Specialized Medical Educational Programs	Subordinated Debt Common Stock Warrants, 32.2% of Co.(1)	15,425 2,038	15,425 25,572

			17,463	40,997

New Piper Aircraft, Inc.	Aerospace—Aircraft Manufacturing	Subordinated Debt Common Stock Warrants, 8.5% of Co.(1) Option to Purchase Common Stock Subject to Certain Restrictions, 40.8% of Co.(1)	18,695 2,231 —	9,724 — —

			20,926	9,724

Parts Plus Group	Retail—Auto Parts Distributor	Subordinated Debt Common Stock Warrants, 5.0% of Co.(1) Preferred Stock, Convertible into 1.5% of Co.(1)	4,525 333 556	51 — —

			5,414	51

Patriot Medical Technologies, Inc.	Service—Repair Services	Common Stock Warrants, 7.8% of Co.(1) Preferred Stock, Convertible into 4.0% of Co.	612 1,319	102 1,319

			1,931	1,421

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Petaluma Poultry Processors, Inc.	Food Products—Integrated Producer & Distributor of Organic & Natural Poultry	Senior Debt Subordinated Debt Common Stock Warrants, 16.5% of Co.(1)	$5,825 17,860 2,792	$5,825 17,860 5,273

			26,477	28,958

Phillips & Temro Holdings LLC	Industrial Products—Automotive and Heavy Duty Truck Products	Subordinated Debt Common Stock Warrants, 5.0% of Co.(1)	4,640 348	4,640 348

			4,988	4,988

Plastech Engineered Products, Inc.	Consumer Products—Automotive Component Systems	Subordinated Debt Common Stock Warrants, 2.1% of Co.(1)	9,279 2,577	9,279 7,069

			11,856	16,348

Stravina Operating Company, LLC	Wholesale—Personalized Novelty and Souvenir Items	Subordinated Debt Common Stock, 4.8% of Co.(1)	18,928 1,000	18,928 1,000

			19,928	19,928

Technical Concepts, LLC	Consumer Products—Automated Restroom Hygiene Solutions	Senior Debt Subordinated Debt Common Stock Warrants, 5.6% of Co.(1)	18,109 13,237 1,703	18,109 13,237 1,703

			33,049	33,049

The L.A. Studios, Inc.	Media—Audio Production	Subordinated Debt	2,261	2,270

ThreeSixty Sourcing, Ltd.	Service—Provider of Outsourced Management Services	Senior Debt Subordinated Debt Common Stock Warrants, 4.5% of Co.(1)	4,500 19,231 1,387	4,500 19,231 1,387

			25,118	25,118

TransCore Holdings, Inc.	Information Technology—Transportation Information Management Services	Subordinated Debt Common Stock Warrants, 7.3% of Co.(1) Redeemable Preferred Stock Preferred Stock, Convertible into 1.1% of Co.	24,695 4,368 524 2,742	24,857 13,261 524 2,742

			32,329	41,384

Tube City, Inc.	Industrial Products—Mill Services	Subordinated Debt Common Stock Warrants, 23.5% of Co.(1)	12,632 3,498	12,745 6,023

			16,130	18,768

UAV Corporation	Consumer Products—Pre-recorded Video, Audio Tapes & Software	Subordinated Debt	13,522	13,522

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Vigo Remittance Corp.	Financial Services—Electronic Funds Transfer	Senior Debt Subordinated Debt Common Stock Warrants, 5.0% of Co.(1)	$25,373 18,687 1,213	$25,373 18,687 1,213

			45,273	45,273

Visador Holdings Corp.	Construction—Stair Components and Wood Columns	Subordinated Debt Common Stock Warrants, 5.4% of Co.(1)	9,525 462	9,525 462

			9,987	9,987

Warner Power, LLC	Industrial Products—Power Systems & Electrical Ballasts	Senior Debt Subordinated Debt Common Stock Warrants, 62.5% of Co.(1)	1,245 8,141 2,246	1,245 8,183 2,528

			11,632	11,956

Subtotal Non-Control / Non-Affiliate Investments			639,753	679,750

CONTROL INVESTMENTS

Aeriform Corporation	Chemical Products—Packaged Industrial Gas Distributor	Senior Debt Subordinated Debt Common Stock Warrants, 50.1% of Co.(1) Redeemable Preferred Stock	4,856 24,460 4,360 118	4,856 24,517 5,346 118

			33,794	34,837

American Decorative Surfaces International, Inc.	Consumer Products—Decorative Paper & Vinyl Products	Subordinated Debt Common Stock, less than 0.1% of Co.(1) Preferred Stock, Convertible into greater than 99.9% of Co.(1)	24,502 6 13,674	24,502 — 4,441

			38,182	28,943

ASC Industries, Inc.	Industrial Products—Aftermarket Automotive Components	Senior Debt Subordinated Debt Common Stock Warrants, 33.3% of Co.(1) Redeemable Preferred Stock	8,236 17,861 6,531 3,543	8,236 17,861 6,531 3,543

			36,171	36,171

Automatic Bar Controls, Inc.	Consumer Products—Beverage Dispensers	Senior Debt Subordinated Debt Common Stock, 66.2% of Co.(1) Common Stock Warrants, 1.7% of Co.(1)	14,435 13,959 7,000 182	14,435 13,959 7,000 182

			35,576	35,576

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Auxi Health, Inc.	Healthcare—Home Healthcare	Senior Debt Subordinated Debt Common Stock Warrants, 17.4% of Co.(1) Preferred Stock, Convertible into 54.3% of Co.(1)	$12,553 15,326 2,732 2,599	$12,553 9,743 — —

			33,210	22,296

Biddeford Real Estate Holdings, Inc.	Real Estate—Office Building	Senior Debt Common Stock, 100.0% of Co.(1)	2,904 605	2,904 605

			3,509	3,509

BPT Holdings, Inc.(3)	Industrial Products—Machine Tools, Metal Cutting Types	Senior Debt Subordinated Debt Common Stock, 15.2% of Co.(1) Preferred Stock, Convertible into 74.8% of Co.	11,345 5,087 2,000 5,000	11,345 5,146 — 3,868

			23,432	20,359

Capital.com, Inc.	Financial Services—Financial Portal	Preferred Stock, Convertible into 85.0% of Co.(1)	1,492	500

Chromas Technologies Corp.(3)	Industrial Products—Printing Presses	Senior Debt Subordinated Debt Common Stock, 35.0% of Co.(1) Common Stock Warrants, 25.0% of Co.(1) Redeemable Preferred Stock Preferred Stock, Convertible into 40.0% of Co.(1)	139 17,061 1,500 1,071 6,222 6,680	139 13,065 — — — —

			32,673	13,204

Confluence Holdings Corp.	Consumer Products—Canoes & Kayaks	Senior Debt Subordinated Debt Redeemable Preferred Stock(1) Preferred Stock, Convertible into 75.0% of Co.(1) Common Stock, less than 0.1% of Co.(1) Common Stock Warrants, 0.2% of Co.(1)	10,383 10,011 6,890 3,535 537 2,163	10,383 10,046 — — — 722

			33,519	21,151

EuroCaribe Packing Company, Inc.	Food Products—Meat Processing	Senior Debt Subordinated Debt Common Stock Warrants, 37.1% of Co.(1) Redeemable Preferred Stock(1)	9,095 5,579 1,110 4,302	9,151 5,593 116 1,312

			20,086	16,172

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

European Touch LTD. II	Industrial Products—Salon Appliances	Senior Debt Subordinated Debt Common Stock, 36.2% of Co.(1) Common Stock Warrants, 53.8% of Co.(1)	$6,251 11,728 1,500 3,683	$6,251 11,728 3,483 8,551

			23,162	30,013

Fulton Bellows & Components, Inc.	Industrial Products—Bellows	Senior Debt Subordinated Debt Common Stock Warrants, 7.7% of Co.(1) Redeemable Preferred Stock(1) Preferred Stock, Convertible into 69.2% of Co.(1)	13,098 6,774 1,305 5,165 5,746	11,378 — — — —

			32,088	11,378

Halex Corporation	Industrial Products—Flooring Materials	Subordinated Debt Redeemable Preferred Stock Preferred Stock, Convertible into 70.4% of Co.	20,145 12,169 1,463	20,145 12,169 1,463

			33,777	33,777

Hickson DanChem, Inc.	Chemical Products—Specialty Contract Chemical Manufacturing	Senior Debt Subordinated Debt Common Stock, 38.8% of Co.(1) Common Stock-Warrants, 36.4% of Co.(1)	12,498 8,353 2,500 2,221	12,498 8,353 56 2,040

			25,572	22,947

Iowa Mold Tooling, Inc.	Industrial Products—Specialty Equipment	Subordinated Debt Common Stock, 33.2% of Co.(1) Common Stock Warrants, 41.2% of Co.(1)	31,021 4,760 5,918	31,318 524 4,890

			41,699	36,732

JAG Industries, Inc.	Industrial Products—Metal Fabrication & Tablet Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants, 75.0% of Co.(1)	917 2,504 505	917 771 —

			3,926	1,688

Logex Corporation	Transportation—Industrial Gases	Subordinated Debt Common Stock Warrants, 85.4% of Co.(1) Redeemable Preferred Stock	17,701 7,454 3,930	17,701 3,125 —

			29,085	20,826

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

MBT International, Inc.	Wholesale—Musical Instrument Distributor	Senior Debt Subordinated Debt Common Stock Warrants, 27.7% of Co.(1) Preferred Stock, Convertible into 48.0% of Co.(1)	$3,245 7,521 1,215 2,250	$3,245 7,601 991 1,722

			14,231	13,559

Optima Bus (formerly Chance Coach, Inc.)	Industrial Products—Buses	Senior Debt Subordinated Debt Common Stock, 1.2% of Co.(1) Common Stock Warrants, 2.6% of Co.(1) Preferred Stock, Convertible into 91.2% of Co.(1)	2,081 10,139 1,896 4,041 18,748	2,081 10,443 — 1,633 1,758

			36,905	15,915

PaR Systems, Inc.	Industrial Products—Robotic Systems	Subordinated Debt Common Stock, 25.0% of Co.(1) Common Stock Warrants, 41.1% of Co.(1)	20,179 2,500 4,116	20,179 3,314 5,458

			26,795	28,951

Precitech, Inc.	Construction—Ultra Precision Machining Systems	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock, 43.3% of Co.(1) Common Stock Warrants, 44.7% of Co.(1)	9,740 5,160 1,741 2,204 2,278	9,740 5,160 1,741 574 2,211

			21,123	19,426

Stacas Holding, Inc	Transportation—Overnight Shorthaul Delivery	Subordinated Debt Redeemable Preferred Stock Common Stock, 18.0% of Co.(1) Common Stock Warrants, 62.0% of Co.(1)	15,255 5,000 — 2,869	15,255 2,828 — 2,869

			23,124	20,952

Starcom Holdings, Inc.	Constructio—Electrical Contractor	Subordinated Debt Common Stock, 1.3% of Co.(1) Common Stock Warrants, 58.4% of Co.(1)	27,469 616 3,914	19,989 — —

			31,999	19,989

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Sunvest Industries, LLC	Consumer Products—Contract Manufacturing	Senior Debt Subordinated Debt Common Stock Warrants, 73.0% of Co.(1) Redeemable Preferred Stock(1)	$4,286 5,637 1,358 2,076	$2,643 — — —

			13,357	2,643

Texstars, Inc.	Aerospace—Aviation and Transportation Accessories	Senior Debt Subordinated Debt Common Stock, 36.0% of Co.(1) Common Stock Warrants, 37.0% of Co.(1)	14,166 7,176 1,500 1,542	14,166 7,176 3,114 3,201

			24,384	27,657

The Inca Group	Industrial Products—Steel Products	Senior Debt Subordinated Debt Redeemable Preferred Stock(1) Common Stock, 2.3% of Co.(1) Common Stock Warrants, 95.7% of Co.(1)	796 19,256 15,357 5,100 3,060	796 19,348 7,440 — 1,259

			43,569	28,843

Weston ACAS Holdings, Inc.	Service—Environmental Consulting Services	Subordinated Debt Common Stock, 8.3% of Co.(1) Common Stock Warrants, 22.6% of Co.(1) Redeemable Preferred Stock	5,635 1,932 5,246 1,529	5,635 7,519 20,481 1,529

			14,342	35,164

Subtotal Control Investments			730,782	603,178

AFFILIATE INVESTMENTS

Futurelogic Group, Inc.	Industrial Products—Embedded Thermal Printer Solutions	Senior Debt Subordinated Debt Common Stock, 5.1% of Co.(1) Common Stock Warrants, 2.7% of Co.(1)	12,936 13,017 20 —	12,936 13,017 893 466

			25,973	27,312

Northwest Coatings Corp.	Industrial Products—Water-based Adhesives and Coatings	Subordinated Debt Common Stock, 19.3% of Co.(1) Redeemable Preferred Stock	9,458 291 2,764	9,458 291 2,764

			12,513	12,513

Trinity Hospice, LLC	Healthcare—Hospice Care	Senior Debt Common Stock, 7.4% of Co.(1) Redeemable Preferred Stock	11,693 7 1,589	11,693 472 1,589

			13,289	13,754

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2003

(Unaudited)

(In thousands)

Company	Industry	Investment	Cost	Fair Value

Westwind Group Holdings, Inc.	Service—Restaurants	Redeemable Preferred Stock(1) Common Stock, 10.0% of Co.(1)	3,598 —	— —

			3,598	—

Subtotal Affiliate Investments			55,373	53,579

INTEREST RATE SWAP AGREEMENTS
	Pay Fixed/ Receive Floating	21 Contracts Notional Amounts Totaling $424,157	—	(32,618)

	Pay Floating/ Receive Floating	10 Contracts Notional Amounts Totaling $204,633	—	(111)

Subtotal Interest Rate Swap Agreements			—	(32,729)

Totals			$1,425,908	$1,303,778

(1)	Non-income producing
(2)	Public company
(3)	Foreign investment

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$19,901	$17,014
Control investments	17,004	12,133
Affiliate investments	1,476	463
Interest rate swap agreements	(3,676)	(1,342)

Total interest and dividend income	34,705	28,268

Fees
Non-Control/Non-Affiliate investments	6,859	670
Control investments	1,498	3,703
Affiliate investments	2	—

Total fee income	8,359	4,373

Total operating income	43,064	32,641

OPERATING EXPENSES:
Interest	4,011	2,236
Salaries and benefits	4,674	4,325
General and administrative	3,616	2,829

Total operating expenses	12,301	9,390

NET OPERATING INCOME	30,763	23,251

Net realized gain on investments
Non-Control/Non-Affiliate investments	3,191	57
Control investments	714	—
Affiliate investments	—	—

Total net realized gain on investments	3,905	57

Net unrealized (depreciation) appreciation of investments
Non-Control/Non-Affiliate investments	(9,544)	(13,624)
Control investments	(26,964)	(8,175)
Affiliate investments	1,339	—
Interest rate swap agreements	(474)	2,108

Total net unrealized depreciation of investments	(35,643)	(19,691)

NET INCREASE (DECREASE) IN SHAREHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$(975)	$3,617

NET OPERATING INCOME PER COMMON SHARE:
Basic	$0.65	$0.62
Diluted	$0.65	$0.61
NET EARNINGS (LOSS) PER COMMON SHARE:
Basic	$(.02)	$0.10
Diluted	$(.02)	$0.09
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	47,393	37,477
Diluted	47,578	38,374
DIVIDENDS DECLARED PER COMMON SHARE	$0.67	$0.59

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

(Unaudited)

(In thousands)

	Preferred Stock	Common Stock		Capital in Excess of Par Value	Notes Receivable From Sale of Common Stock	(Distributions in Excess of) Undistributed Net Realized Earnings	Unrealized Appreciation (Depreciation) of Investments	Total Shareholders’ Equity
		Shares	Amount
Balance at December 31, 2001	$—	38,017	$380	$699,291	$(27,143)	$(3,823)	$(28,440)	$640,265
Issuance of common stock	—	7	—	112	—	—	—	112
Issuance of common stock under stock option plans	—	280	3	6,840	(6,843)	—	—	—
Issuance of common stock under the Dividend Reinvestment Plan	—	11	—	315	—	—	—	315
Repayments of notes receivable from sale of common stock	—	—	—	—	1,781	—	—	1,781
Net increase (decrease) in shareholders’ equity resulting from operations	—	—	—	—	—	23,308	(19,691)	3,617
Distributions	—	—	—	—	—	(23,000)	—	(23,000)

Balance at March 31, 2002	$—	38,315	$383	$706,558	$(32,205)	$(3,515)	$(48,131)	$623,090

Balance at December 31, 2002	$—	43,469	$435	$812,150	$(9,021)	$(25,718)	$(90,187)	$687,659
Issuance of common stock	—	11,385	114	245,161	—	—	—	245,275
Issuance of common stock under the Dividend Reinvestment Plan	—	6	—	136	—	—	—	136
Net increase (decrease) in shareholders’ equity resulting from operations	—	—	—	—	—	34,668	(35,643)	(975)
Distributions	—	—	—	—	—	(32,271)	—	(32,271)

Balance at March 31, 2003	$—	54,860	$549	$1,057,447	$(9,021)	$(23,321)	$(125,830)	$899,824

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(Dollars in thousands)

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
Operating activities:
Net increase (decrease) in shareholders’ equity resulting from operations	$(975)	$3,617
Adjustments to reconcile net increase (decrease) in shareholders’ equity resulting from operations to net cash provided by operating activities:
Net unrealized depreciation of investments	35,643	19,691
Net realized gain on investments	(3,905)	(57)
Accretion of loan discounts	(3,755)	(3,143)
Accrued payment-in-kind dividends and interest	(5,727)	(5,203)
Collection of loan origination fees	839	370
Amortization of deferred finance costs and debt discount	811	83
Depreciation	260	102
Increase in interest receivable	(560)	(1,109)
Increase in other assets	(1,020)	(1,709)
Decrease in other liabilities	(3,314)	(1,610)

Net cash provided by operating activities	18,297	11,032

Investing activities:
Proceeds from sale of investments	4,343	—
Collection of payment-in-kind notes	450	—
Collection of accreted loan discounts	741	—
Principal repayments	95,691	3,038
Purchases of investments	(178,881)	(105,761)
Capital expenditures	(540)	(162)
Repayments of employee notes receivable issued in exchange for common stock	—	1,781

Net cash used in investing activities	(78,196)	(101,104)

Financing activities:
Proceeds from asset securitizations	—	147,297
Repayments of revolving credit facility, net	(81,285)	(39,756)
Repayment of notes payable	(51,379)	(6,116)
Increase in deferred financing costs	(461)	(2,457)
(Increase) decrease in debt service escrows	(3,705)	3,885
Issuance of common stock	245,275	112
Distributions paid	(33,004)	(26,105)

Net cash provided by financing activities	75,441	76,860

Net increase (decrease) in cash and cash equivalents	15,542	(13,212)
Cash and cash equivalents at beginning of period	13,080	14,168

Cash and cash equivalents at end of period	$28,622	$956

Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment	$136	$315
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$—	$6,843

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Unaudited)

(Dollars in thousands except per share data)

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
Per Share Data(1)
Net asset value at beginning of the period	$15.82	$16.84

Net operating income	0.65	0.62
Net realized gain on investments	0.08	—
Increase in net unrealized depreciation on investments	(0.75)	(0.53)

Net increase (decrease) in shareholders’ equity resulting from operations	(0.02)	0.09
Issuance of common stock	1.19	0.01
Effect of antidilution (dilution)	0.08	0.28
Distribution of net investment income	(0.67)	(0.59)

Net asset value at end of period	$16.40	$16.63

Per share market value at end of period	$22.40	$30.96
Total return(2)	6.9%	11.3%
Shares outstanding at end of period	54,860	38,315

Ratio/Supplemental Data:
Net assets at end of period	$899,824	$623,090
Average net assets	$793,742	$631,678
Average long-term debt outstanding	$507,029	$276,400
Average long-term debt per common share(1)	$10.70	$7.38
Ratio of operating expenses, net of interest expense, to average net assets	1.04%	1.13%
Ratio of interest expense to average net assets	0.51%	0.35%

Ratio of operating expenses to average net assets	1.55%	1.48%
Ratio of net operating income to average net assets	3.88%	3.68%

(1)	Basic per share data.
(2)	Total return equals the increase (decrease) of the ending market value over the beginning market value plus reinvested dividends, based on the stock price on date of reinvestment, divided by the beginning market value.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(In thousands except per share data)

Note 1.    Unaudited Interim Financial Statements

Interim financial statements of American Capital Strategies, Ltd. (the “Company”) are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K, as filed with the Securities and Exchange Commission.

Note 2.    Organization

American Capital Strategies, Ltd., a Delaware corporation (the “Company”), was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. As a result of the changes, the Company’s predominant source of operating income changed from financial performance and advisory fees to interest and dividends earned from investing the Company’s assets in debt and equity of businesses. The Company’s investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders’ equity through appreciation in value of the Company’s equity interests.

The Company is the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”) and through ACFS continues to provide financial advisory services to businesses, principally the Company’s portfolio companies. The Company is headquartered in Bethesda, Maryland, and has offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. The Company’s reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly owned subsidiary, ACFS.

Note 3.    Investments

Investments are carried at fair value, as determined in good faith by the Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which the Company has various degrees of trading restrictions, the Company prepares an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company and the liquidation value of the company’s assets. The Company will use weighting of some or all of the above valuation methods. In valuing convertible debt, equity or other securities, the Company will value its equity investment based on its pro rata share of the residual equity value available

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(Unaudited)

(In thousands except per share data)

after deducting all outstanding debt from the estimated enterprise value. The Company will value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the company. If the estimated enterprise value is less than the outstanding debt of the company, the Company will reduce the value of the Company’s debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

As required by the 1940 Act, the Company classifies its investments by the level of control it has over the underlying portfolio companies. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested, if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. The Company is deemed to be an Affiliated Company of a company in which it has invested, if it owns 5% or more and less than 25% of the voting securities of such company.

Investments consist of securities issued by publicly- and privately-held companies, which have been valued at $1,303,778 as of March 31, 2003. These securities consist of senior debt, subordinated debt generally with detachable equity warrants, preferred stock and common stock. The debt securities have effective interest rates ranging from 4.75% to 34.25% and are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. The Company’s investments in equity warrants, common stock, and certain investments in preferred stock do not produce current income. At March 31, 2003, loans with one portfolio company, excluding loans on non-accrual status, with a principal balance of $14,156 were greater than 90 days past due. At March 31, 2003, loans with eight portfolio companies with a total principal balance of $91,927 are on non-accrual status.

The ownership percentages for equity instruments included on the accompanying consolidated schedule of investments reflect the diluted ownership percentages. In cases where the Company is either entitled to receive conditional common stock warrants or required to return common stock warrants if certain performance thresholds are met, the ownership percentages for equity instruments included on the accompanying consolidated schedule of investments reflect the ownership percentages based upon the thresholds met, if any, at the balance sheet date.

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities. Loan origination fees collected upon the funding of a loan are deferred and accreted into interest income over the life of the loan using the effective interest method. Dividend income is recognized on the ex-dividend date. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. The Company will

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(Unaudited)

(In thousands except per share data)

assess the collectibility of the interest based on many factors including the portfolio company’s ability to service the Company’s loan based on current and projected cash flows. For loans with payment-in-kind (“PIK”) interest features, the Company bases income accruals on the valuation of the PIK notes received from the borrower. If the portfolio company valuation indicates a value of the PIK notes that is not sufficient to cover the contractual interest, the Company will not accrue interest income on the notes.

Summaries of the composition of the Company’s portfolio of publicly and non-publicly traded securities as of March 31, 2003 at cost and fair value are shown in the following table:

March 31, 2003
COST
Senior debt	19.7%
Subordinated debt	55.7%
Subordinated debt with non-detachable warrants	3.0%
Preferred stock	10.4%
Common stock warrants	8.4%
Common stock	2.8%

March 31, 2003
FAIR VALUE
Senior debt	20.8%
Subordinated debt	56.0%
Subordinated debt with non-detachable warrants	3.1%
Preferred stock	4.4%
Common stock warrants	13.5%
Common stock	2.2%

The following table shows the portfolio composition by industry grouping at cost and at fair value:

March 31, 2003
COST
Industrial Products	33.2%
Consumer Products	22.5%
Financial Services	6.1%
Service	4.4%
Construction	4.4%
Aerospace	4.3%
Information Technology	4.3%
Chemical Products	4.1%
Transportation	3.7%
Healthcare	3.3%
Food Products	3.3%
Wholesale	3.1%
Retail	2.8%
Real Estate	0.2%
Media	0.2%
Telecommunications	0.1%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(Unaudited)

(In thousands except per share data)

March 31, 2003
FAIR VALUE
Industrial Products	29.8%
Consumer Products	22.9%
Service	7.7%
Financial Services	6.4%
Information Technology	5.3%
Chemical Products	4.3%
Aerospace	4.0%
Food Products	3.4%
Construction	3.7%
Wholesale	3.3%
Transportation	3.1%
Retail	2.9%
Healthcare	2.7%
Real Estate	0.3%
Media	0.2%
Telecommunications	0.0%

The following table shows the portfolio composition by geographic location at cost and at fair value. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

March 31, 2003
COST
Mid-Atlantic	20.2%
Southwest	23.1%
Southeast	20.4%
North-Central	17.6%
South-Central	9.2%
Northeast	5.6%
Foreign	3.9%

March 31, 2003
FAIR VALUE
Mid-Atlantic	22.4%
Southwest	23.3%
Southeast	20.8%
North-Central	17.0%
South-Central	9.1%
Northeast	4.9%
Foreign	2.5%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(Unaudited)

(In thousands except per share data)

Note 4.    Borrowings

The Company’s debt obligations consisted of the following as of March 31, 2003:

March 31, 2003
DEBT
Revolving debt-funding facility	$174,508
ACAS Business Loan Trust 2000-1 asset securitization	76,030
ACAS Business Loan Trust 2002-1 asset securitization	99,482
ACAS Business Loan Trust 2002-2 asset securitization	137,299

Total	$487,319

The Company, through ACS Funding Trust I, an affiliated statutory trust, has a revolving debt-funding facility. On December 30, 2002, the Company received a temporary increase in the aggregate commitment of the revolving debt-funding facility from $225,000 to $275,000. On February 1, 2003, the commitment reverted back to $225,000. On March 25, 2003, the facility was amended to increase the aggregate commitment back to $275,000 through the term date of the facility of May 15, 2003.

The weighted average debt balance for the three months ended March 31, 2003 and March 31, 2002 was $507,029 and $276,400, respectively. The weighted average interest rate on all of the Company’s borrowings, including amortization of deferred financing costs, for the three months ended March 31, 2003 and 2002 was 3.16%, and 3.24%, respectively.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(Unaudited)

(In thousands except per share data)

Note 5.    Stock Options

The Company applies APB No. 25, “Accounting for Stock Issued to Employees” (APB 25), and related interpretations in accounting for its stock-based compensation plan. In accordance with SFAS 123, “Accounting for Stock-Based Compensation” (SFAS 123), the Company elected to continue to apply the provisions of APB 25 and provide pro forma disclosure of the Company’s consolidated net operating income and net increase (decrease) in shareholders’ equity resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123.

The following table summarizes the pro forma effect of stock options on consolidated net operating income and the increase (decrease) in shareholders’ equity resulting from operations:

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
Net operating income
As reported	$30,763	$23,251
Stock-based employee compensation, net of tax	(1,577)	(1,219)

Pro forma	$29,186	$22,032

Net operating income per common share
Basic as reported	$0.65	$0.62

Basic pro forma	$0.62	$0.59

Diluted as reported	$0.65	$0.61

Diluted pro forma	$0.61	$0.57

Net increase (decrease) in shareholders’ equity resulting from operations
As reported	$(975)	$3,617
Stock-based employee compensation, net of tax	(1,577)	(1,219)

Pro forma	$(2,552)	$2,398

Net increase (decrease) in shareholders’ equity resulting from operations per common share
Basic as reported	$(0.02)	$0.10

Basic pro forma	$(0.05)	$0.06

Diluted as reported	$(0.02)	$0.09

Diluted pro forma	$(0.05)	$0.06

The effects of applying SFAS 123 for pro forma disclosures are not likely to be representative of the effects on reported consolidated net operating income and net increase (decrease) in shareholders’ equity resulting from operations for future periods.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(Unaudited)

(In thousands except per share data)

Note 6.    Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the three months ended March 31, 2003 and 2002:

	Three Months Ended March 31, 2003	Three Months Ended March 31, 2002
Numerator for basic and diluted net operating income per share	$30,763	$23,251

Numerator for basic and diluted earnings (loss) per share	$(975)	$3,617

Denominator for basic weighted average shares	47,393	37,477
Employee stock options	74	280
Contingently issuable shares*	111	604
Warrants	—	13

Denominator for diluted weighted average shares	47,578	38,374

Basic net operating income per common share	$0.65	$0.62
Diluted net operating income per common share	$0.65	$0.61
Basic earnings (loss) per common share**	$(0.02)	$0.10
Diluted earnings (loss) per common share**	$(0.02)	$0.09

*	Contingently issuable shares are unvested shares outstanding that secure employee stock option loans.
**	Per Statement of Financial Accounting Standard No. 128, the computation of diluted loss per common share excludes the impact of all contingently issuable shares, warrants and stock options that are antidilutive due to the Company reporting a loss.

Note 7.    Segment Data

The Company’s reportable segments are its investing operations as a business development company (“ACAS”) and the financial advisory operations of its wholly owned subsidiary, ACFS.

The following table presents segment data for the three months ended March 31, 2003:

	ACAS	ACFS	Consolidated
Interest and dividend income	$34,705	$—	$34,705
Fee income	1,607	6,752	8,359

Total operating income	36,312	6,752	43,064
Interest	4,011	—	4,011
Salaries and benefits	636	4,038	4,674
General and administrative	1,279	2,337	3,616

Total operating expenses	5,926	6,375	12,301

Net operating income	30,386	377	30,763
Net realized gain on investments	3,905	—	3,905
Net unrealized depreciation of investments	(35,643)	—	(35,643)

Net increase (decrease) in shareholders’ equity resulting from operations	$(1,352)	$377	$(975)

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(Unaudited)

(In thousands except per share data)

The following table presents segment data for the three months ended March 31, 2002:

	ACAS	ACFS	Consolidated
Interest and dividend income	$28,268	$—	$28,268
Fee income	83	4,290	4,373

Total operating income	28,351	4,290	32,641

Interest	2,236	—	2,236
Salaries and benefits	696	3,629	4,325
General and administrative	1,232	1,597	2,829

Total operating expenses	4,164	5,226	9,390

Net operating income (loss)	24,187	(936)	23,251
Net realized gain on investments	57	—	57
Net unrealized depreciation of investments	(19,691)	—	(19,691)

Net increase (decrease) in shareholders’ equity resulting from operations	$4,553	$(936)	$3,617

Note 8.    Commitments

At March 31, 2003, the Company had commitments under loan agreements to fund up to $26,631 to ten portfolio companies. These commitments are composed of working capital credit facilities and acquisition credit facilities. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in the Company’s portfolio.

At March 31, 2003, the Company had a debt guarantee that totals $5,000 for one portfolio company that expires in April 2003. As of March 31, 2003, the Company also had performance guarantees that total $15,100 for three portfolio companies that will expire upon the performance of the portfolio company. The Company generally entered into the performance guarantees to ensure a portfolio company’s specific performance under a service contract as required by the respective portfolio company’s customer. The Company would be required to perform under the guarantee if the related portfolio company were unable to meet specific requirements under the related contract. Fundings under the guarantees by the Company would constitute a subordinated debt liability of the portfolio company.

Note 9.    Shareholders’ Equity

In March 2003, the Company sold 6,670 shares of common stock in a follow-on equity offering. The net proceeds of the offering of approximately $143,356 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

In January 2003, the Company sold 4,715 shares of common stock in a follow-on equity offering. The net proceeds of the offering of approximately $102,033 were used to repay outstanding borrowings under the revolving debt funding facility and to fund investments.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the “Commission”) is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

June 17, 2003

AMERICAN CAPITAL STRATEGIES, LTD.

STATEMENT OF ADDITIONAL INFORMATION June 17, 2003

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated June 17, 2003 relating to this offering and the accompanying prospectus supplement, if any. A copy of the prospectus and the relevant accompanying prospectus supplement, if any, may be obtained by calling American Capital Strategies, Ltd. at (301) 951-6122 and asking for Shareholder Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

	Page in The Statement of Additional Information	Location of Related Disclosure in The Prospectus
General Information and History	SAI-2	1,49
Investment Objective and Policies	SAI-2	54
Management	SAI-2	63
Compensation of Executive Officers	SAI-2	65
Compensation of Directors	SAI-3	—
Stock Option Awards	SAI-6	—
Committees of the Board of Directors	—	67
Control Persons and Principal Holders of Securities	SAI-7	—
Investment Advisory Services	SAI-8	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar	SAI-8	75
Consolidated Financial Statements	SAI-8	F-1
Brokerage Allocation and Other Practices	SAI-8	—
Tax Status	SAI-9	52

SAI-1

GENERAL INFORMATION AND HISTORY

We were incorporated in Delaware in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, we completed an initial public offering of 10,382,437 shares of our common stock and became a non-diversified, closed end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”).

INVESTMENT OBJECTIVES AND POLICIES

Our investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its shareholders’ equity through the appreciation in value of our equity interests in the companies in which we invest. We will at all times seek to conduct our business so as to retain our status as a BDC and to qualify to be taxed as a RIC. We seek to achieve our investment objectives by lending to and investing primarily in middle market companies in a variety of industries and in diverse geographic locations primarily in the United States. At March 31, 2003, our investment portfolio totaled $1,304,000,000. A discussion of the selected financial data, supplementary financial information and management’s discussion and analysis of financial condition and results of operations is included in the prospectus. In addition to its core lending business, we also provide financial advisory services to businesses through American Capital Financial Services, Inc. (“ACFS”), a wholly-owned subsidiary. We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas.

MANAGEMENT

Compensation of Executive Officers and Directors

Under Commission rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain of its executive officers and directors.

The following table sets forth certain details of the aggregate compensation paid to each of our three highest paid executive officers during 2002, as well as to each of our executive officers who was also a director. For the aggregate compensation received by each non-employee director, see “Director Compensation.”

SAI-2

COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

2002 COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From Our Company(1)	Pension Or Retirement Benefits Accrued As Part of Our Company Expense(2)	Total Compensation

Malon Wilkus Chief Executive Officer, President and Chairman of our board of directors	$1,199,201	$6,000	$1,205,201

John Erickson Executive Vice President, Chief Financial Officer and Secretary	$738,150	$6,000	$744,150

Ira Wagner Executive Vice President and Chief Operating Officer	$738,150	$6,000	$744,150

(1)	The aggregate compensation from us for Messrs. Wilkus, Erickson and Wagner includes salary in the amount of $345,000, $260,000 and $260,000, respectively, and bonus in the amount of $837,955, $498,150 and $498,150, respectively.

(2)	Represents the value of our common stock allocated in 2002 to the executive officer’s account in the ESOP.

NOTE: The named executive officers’ estimated annual benefits under the ESOP upon retirement are not determinable.

We have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by us. However, they may purchase securities also owned by or under consideration for ownership by us only with our consent.

You may read and copy this information at the commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. In addition, the Code of Ethics is available on the EDGAR Database on the Commission’s website at (http://www.sec.gov). You may obtain copies of the Code of Ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549.

DIRECTOR COMPENSATION

During 2002, each non-employee director received an annual retainer fee of $20,000 (non-employee directors who chaired a board of directors committee received a retainer of $25,000) and a fee of $1,000 for each meeting of our board of directors or each separate committee meeting attended. For 2003, each non-employee director will be paid an annual retainer of $25,000 (non-employee directors who chair a board of directors committee will receive a retainer of $30,000) and a fee of $1,500 for each meeting of our board of directors or each separate committee meeting attended. Directors are reimbursed for out-of-pocket expenses incurred in connection with our board of directors and committee meetings. Directors who are our employees do not receive additional compensation for service as a member of our board of directors.

SAI-3

The following table sets forth the compensation received by each non-employee director during 2002:

Name	2002 Compensation
Mary C. Baskin	$53,000
Neil M. Hahl	$59,000
Philip R. Harper	$79,000
Stan Lundine	$64,000
Kenneth D. Peterson, Jr	$51,000
Alvin N. Puryear	$74,000
Eugene L. Podsiadlo(1)	$26,000

(1)	Resigned from our board of directors effective in June 2002.

Director Option Plan

We established the 1997 Disinterested Director Stock Option Plan (the “Director Option Plan”) for directors who are not our employees. As of May 14, 1999, the Commission granted an exemptive order for the Director Option Plan, which was required under the 1940 Act for the Director Option Plan to become effective. The Director Option Plan provides for the issuance to participants of options to purchase an aggregate of 150,000 shares of our common stock. Messrs. Hahl, Harper and Lundine, directors who were directors on the date of our board of directors approval of the Director Option Plan, November 6, 1997, received automatic grants of options to purchase 15,000 shares of our common stock. Dr. Puryear was granted options as of September 15, 1998, the date he became a director, conditioned on the issuance of the Commission exemptive order. In addition, as of May 15, 2000, Messrs. Hahl, Harper, Lundine and Puryear received grants of options to purchase an additional 5,000 shares each. Ms. Baskin and Mr. Peterson were granted options for 15,000 shares each on June 15, 2000, and January 15, 2001, respectively. Such options vest over a three-year period on each of the first three anniversaries of the respective dates noted above. The exercise price for the original option grants is $18.625 per share, which was the closing price of our common stock on the Nasdaq Stock Market as of May 14, 1999, the date the Commission exemptive order became effective. The other options have exercise prices equal to the closing price of our common stock on the day preceding the date of grant.

All options expire ten years from the date of grant except that the initial grants to Messrs. Hahl, Harper and Lundine expire on November 6, 2007 and Dr. Puryear’s initial grant expires on September 15, 2008. Vesting of options will be automatically accelerated upon the occurrence of specified change of control transactions and certain other events including the death or disability of the director. Options to purchase a maximum of 25,000 shares may be issued to any single participant under the Director Option Plan. In 2000, our board of directors adopted, and our stockholders approved the adoption of, the 2000 Disinterested Director Stock Option Plan, providing the issuance of options to purchase up to 150,000 shares of our common stock. Before such plan may become effective and options may be issued thereunder, the Commission must grant an exemptive order. We have applied for such an exemptive order but the Commission has not yet issued it.

Long Term Incentive Plans

We currently maintain two long term incentive programs in which our executive officers participate: (i) the ESOP, in which all of our employees are eligible to participate after meeting minimum service requirements, and (ii) our 1997 Employee Option Plan, 2000 Employee Stock Option Plan, 2002 Employee Stock Option Plan and the 2003 Employee Stock Option Plan (collectively, the “Employee Option Plans”). We maintain no stock appreciation rights plan or defined benefit or actuarial plan.

SAI-4

ESOP.    We maintain the ESOP for the benefit of its employees in order to enable them to share in our growth. The ESOP is a profit sharing plan, qualified under section 401(a) of the Code, designed to be invested primarily in our common stock. The ESOP provides that participants will receive allocations of our common stock at least equal to 3% of their annual compensation, up to certain statutory maximums. We have the ability to make additional contributions also subject to certain statutory maximums. Each ESOP participant vests in his or her common stock ESOP account over a five-year period beginning on the date of first employment. The ESOP also allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. We do not match or otherwise make contributions to the profit sharing plan.

Employee Option Plans.    We established the Employee Option Plans for the purpose of attracting and retaining executive officers and other key employees. Non-employee directors may not participate. Options for a maximum of 1,828,252, 3,800,000, 1,950,000 and 3,500,000 shares of our common stock were subject to issuance under our 1997 Employee Option Plan, 2000 Employee Stock Option Plan, 2002 Employee Stock Option Plan and 2003 Employee Stock Option Plan, respectively. Including forfeitures of previously granted options, as of June 9, 2003 options for an aggregate of 2,589,647 shares of our common stock are available for grant under the Employee Option Plans, options for 5,186,502 shares of our common stock are currently outstanding. The compensation and compliance committee of our board of directors administers the Employee Option Plans and may grant options for a maximum of 608,782 shares to any single participant under each of the Employee Option Plans other than the 2003 Employee Stock Option Plan and 600,000 shares to any single participant under the 2003 Employee Stock Option Plan. The compensation and compliance committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The compensation and compliance committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distribution and recapitalizations. The 2003 Employee Stock Option Plan provides that unless our compensation and compliance committee determines otherwise, the exercise price of options will be automatically reduced by the amount of any cash dividends paid on common stock after the option is granted but before it is exercised. Options may be exercised during a period of no more than ten years following the date of grant. The compensation and compliance committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions. Section 61(a) of the 1940 Act imposes certain requirements on our option plans including that the options must expire no later than ten years from grant, that the options not be separately transferable other than by gift, will or intestacy, that the exercise price must not be less than the current market price for the underlying stock at the time of grant, that the plan must be approved by our stockholders and a majority of our directors who are not Interested Persons, and that the issuer not have a profit-sharing plan as described in the 1940 Act.

SAI-5

The following table shows for each of the named executive officers (1) the number of options that were granted during 2002, (2) out of the total number of options granted to all employees during 2002, the percentage granted to the named executive officer, (3) the exercise price, (4) the expiration date, and (5) the potential realizable value of the options, assuming that the market price of the underlying securities appreciates in value from the date of grant to the end of the option term, at a 5% and 10% annualized rate.

Executive Officer Option Grants

	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise(1) or Base Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Malon Wilkus	230,000	9.4%	$29.87	5/7/12	$4,320,569	$10,949,170
John R. Erickson	125,000	5.1%	$29.87	5/7/12	$2,348,135	$5,950,636
Ira J. Wagner	125,000	5.1%	$29.87	5/7/12	$2,348,135	$5,950,636
Total Options Granted To All Participants	2,449,423

The following table sets forth the details of option exercises by our executive officers and members of our board of directors during 2002 and the values of the unexercised options at December 31, 2002.

Option Exercises and Year-End Option Values(1)

	Shares Acquired on Exercise	Value(2) Realized	Options Outstanding at 12/31/2002		Value of Options at 12/31/2002(3)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Malon Wilkus	—	$—	574,646	—	$—	$—
John R. Erickson	—	$—	427,773	—	$—	$—
Ira J. Wagner	—	$—	399,155	—	$—	$—
Roland H. Cline	—	$—	238,497	—	$164,377	$—
Gordon J. O’Brien	70,000	$192,150	258,557	—	$48,832	$—
Darin R. Winn	40,000	$117,200	221,229	—	$196,092	$—
Mary C. Baskin	—	$—	10,000	5,000	$—	$—
Neil M. Hahl	—	$—	18,334	1,666	$44,384	$45
Philip R. Harper	1,700	$14,258	1,634	1,666	$44	$45
Stan Lundine	—	$—	18,334	1,666	$44,384	$45
Kenneth D. Peterson, Jr.	—	$—	5,000	10,000	$—	$—
Alvin N. Puryear	—	$—	18,334	1,666	$44,384	$45

___________________(1)	Option grants and exercises for Ms. Baskin and Messrs. Hahl, Harper, Lundine, and Puryear pertain to the 1997 Disinterested Director Stock Option Plan. See “DIRECTOR COMPENSATION.”

(2)	Value realized is calculated at the closing market price on the date of exercise, less the option exercise price, but before any tax liabilities or transaction costs. This is a deemed market value, which may actually be realized only if the shares are sold at that price.

(3)	Value of unexercised options is calculated at the closing market price on December 31, 2002 ($21.59), less the option exercise price, but before any tax liabilities or transaction costs. Options, if any, with an exercise price greater than the market price as of December 31, 2002, are shown as having no value.

SAI-6

CONTROL PERSONS AND PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth, as of June 9, 2003 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our executive officers, our executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Capital Group International, Inc. 11100 Santa Monica Blvd. Los Angeles, CA 90025	2,884,520	(2)	5.3%
Directors and Executive Officers:
Malon Wilkus	1,623,846	(3)(4)	3.0%
John Erickson	460,357	(3)(5)	*
Ira Wagner	405,132	(3)	*
Roland Cline	290,818	(3)(4)	*
Gordon O’Brien	265,411	(3)(4)	*
Darin R. Winn	224,083	(3)	*
Mary C. Baskin	13,181	(6)(7)	*
Neil M. Hahl	25,170	(6)	*
Philip R. Harper	160,924	(6)(8)	*
Stan Lundine	30,800	(6)	*
Kenneth D. Peterson, Jr.	10,250	(6)(9)	*
Alvin N. Puryear	23,000	(6)	*
Directors and Executive Officers as a group (12 persons)	3,532,972		6.4%

*	Less than one percent.

(1)  Pursuant to the rules of the Commission, shares of our common stock subject to options held by our directors and executive officers that are exercisable within 60 days of June 9, 2003, are deemed outstanding for the purposes of computing such director’s or executive officer’s beneficial ownership.

(2)  Capital Guardian Trust Company (“Guardian”), a bank, is deemed to have beneficial ownership of 2,884,520 shares of our common stock as a result of acting as investment manager of various institutional accounts, with respect to the shares of our common stock directly owned by such managed accounts. Guardian has sole voting power with regard to 2,044,050 of such shares. Guardian is a wholly-owned subsidiary of Capital Group International, Inc. (“CGII”), which may also be deemed to beneficially own such shares. The information in this footnote was obtained from Schedule 13-G filed with the Commission by CGII for calendar year 2002.

(3)  Includes shares allocated to the account of each executive officer as a participant in the ESOP over which each has voting power under the terms of the ESOP, and the following shares issuable upon the exercise of options that are exercisable within 60 days of June 9, 2003: Mr. Wilkus has 53,234 shares in the ESOP and 574,646 shares issuable upon the exercise of options; Mr. Erickson has 1,784 shares in the ESOP and 427,773 shares issuable upon the exercise of options; Mr. Wagner has 2,377 shares in the ESOP and 399,155 shares issuable upon the exercise of options; Mr. Cline has 49,340 shares in the ESOP and 238,497 shares issuable upon the exercise of options; Mr. O’Brien has 1,284 shares in the ESOP and 258,557 shares issuable upon the exercise of options; and Mr. Winn has 1,386 shares in the ESOP and 221,497 shares issuable upon the exercise of options.

SAI-7

(4)  Includes the equivalent number of shares held as units in our 401(k) profit sharing plan of which the named executive officer is the beneficial power. Messrs. Wilkus, Cline and O’Brien have the equivalent of 1,612, 2,981 and 1,070 shares, respectively. The 401(k) plan is part of the ESOP, and such units are in addition to shares held in the ESOP stock account of the named individual. SEE LONG TERM INCENTIVE PLANS—ESOP.

(5)  Does not include shares owned by the ESOP, for which Mr. Erickson is the Trustee, other than shares allocated to Mr. Erickson’s ESOP account. See note (3).

(6)  Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of June 9, 2003. Ms. Baskin and Messrs. Hahl, Lundine, Peterson and Puryear have 10,000, 20,000, 20,000, 10,000 and 20,000 such shares, respectively.

(7)  Includes 2,929 shares that are owned by Ms. Baskin’s husband.

(8)  Includes 3,000 shares that are owned by Mr. Harper’s wife.

(9)  Includes 250 shares that are owned by Mr. Peterson’s wife. Mr. Peterson disclaims beneficial ownership of such shares.

INVESTMENT ADVISORY SERVICES

We are internally managed and therefore have not entered into any advisory agreement with, nor pay advisory fees to, an outside investment adviser.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under custodian agreements by Riggs Bank, N.A. and Wells Fargo Bank Minnesota, National Association. The address of the custodians are 808 17th Street, NW, Washington, D.C. 20004 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. EquiServe, L.P. acts as our transfer and dividend paying agent and registrar. The principal business address of EquiServe, L.P. is 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.

CONSOLIDATED FINANCIAL STATEMENTS

We have included our audited consolidated financial statements and schedule at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the consolidated financial highlights for each of the five years ended December 31, 2002. We have also included our unaudited consolidated financial statements and consolidated financial highlights at March 31, 2003 and for the three months ended March 31, 2003 and 2002 in the prospectus and elsewhere in this registration statement.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

SAI-8

TAX STATUS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

We have operated since October 1, 1997, so as to qualify to be taxed as a RIC within the meaning of Section 851 of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of its “investment company taxable income,” as defined in the Code, it will not be subject to federal income tax on the portion of its taxable income and capital gains distributed to stockholders. “Investment company taxable income” generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, we will be liable for a nondeductible federal excise tax of 4% on its undistributed income unless for each calendar year it distributes (including through “deemed distributions”) an amount equal to or greater than the sum of (i) 98% of its “ordinary income” (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. We generally will endeavor to make distributions and have deemed distributions such that we will not incur the federal excise tax on its earnings.

We received a ruling from the IRS clarifying the tax consequences of its conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in its assets (approximately $6.3 million) upon its conversion to RIC status (“built-in gain”). Under the terms of the ruling and applicable law, if the company realizes or is treated as realizing any of the built-in gain before October 1, 2007, it generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.

In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a BDC under the 1940 Act, (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities or securities of other RICSs) or of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses.

If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether we receive cash representing such income in the same taxable year and to make distributions accordingly.

Although it does not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and

SAI-9

other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the diversification requirements. If we dispose of assets in order to meet distribution requirements, we may make such dispositions at times which, from an investment standpoint, are not advantageous.

If we fail to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits).

Our wholly-owned subsidiary, ACFS, is an ordinary corporation that is subject to corporate level Federal income tax. We also own all of the equity interests issued by ACS Funding Trust I, a statutory trust, ACAS Business Loan LLC, 2000-1, ACAS Business Loan LLC, 2002-1, ACAS Business Loan LLC, 2002-2 and ACAS Business Loan LLC, 2003-1, each of which is a limited liability company, disregarded as a separate entity for tax purposes.

SAI-10